 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14a-11 (c) or Rule 14a-12

CHINA XD PLASTICS COMPANY LIMITED
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐ No fee required

☒ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)                       Title of each class of securities to which transaction applies:

China XD Plastics Company Limited, common stock, par value $0.0001 per share

2)                       Aggregate number of securities to which transaction applies:

35,683,787 shares of Company common stock issued and outstanding as of September 29, 2020.

3)                       Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

The transaction value was determined for the sole purpose of calculating the filing fee based upon the product of (A) the number of shares equaling (i) 70,548,841 shares of common stock outstanding as of September 29, 2020 minus (ii) the 34,865,054 shares of common stock beneficially owned in the aggregate by the Buyer Group and (B) the $1.2 per share merger consideration of Company common stock.

4)                       Proposed maximum aggregate value of transaction:

 $42,820,544.40

5)                       Total fee paid:

$5,558.11

☒ Fee previously paid with preliminary materials.

☒ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)                  Amount Previously Paid:

$5,558.11

(2)                  Form, Schedule or Registration Statement No.:

Schedule 14A - Preliminary Proxy Statement

(3)                  Filing Party:

China XD Plastics Company Limited

(4)                  Date Filed:

September 9, 2020

CHINA XD PLASTICS COMPANY LIMITED
No. 9 Dalian North Road, Haping Road Centralized Industrial Park
Harbin Development Zone
Heilongjiang Province, P. R. China

September 30, 2020

Dear China XD Plastics Company Limited Stockholders:

You are cordially invited to attend a special meeting of the stockholders of China XD Plastics Company Limited (the “Company”, “we”, “us” or “our”) to be held on November 5, 2020 at 9:00 a.m. (Beijing Time), which is equivalent to November 4, 2020 at 8:00 p.m. U.S. Eastern Standard Time. The meeting will be held at No. 9 Dalian North Road, Haping Road Centralized Industrial Park, Harbin Development Zone, Heilongjiang Province, P. R. China. The attached notice of the special meeting and proxy statement provide information regarding the matters to be considered and voted on at the special meeting, including at any adjournment thereof.

On June 15, 2020, the Company entered into an agreement and plan of merger (the “merger agreement”) with Faith Dawn Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands (“Parent”) and Faith Horizon Inc., a Nevada corporation (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company (the “merger”) and cease to exist, with the Company continuing as the surviving corporation (the “surviving corporation”) and becoming a wholly owned subsidiary of Parent. At the special meeting you will be asked to consider and vote upon a proposal to authorize and approve the merger agreement, and the transactions contemplated by the merger agreement, including the merger. A copy of the merger agreement is attached as Annex A to the accompanying proxy statement.

Parent and Merger Sub are formed solely for purposes of the merger. Parent, at the effective time of the merger, will be beneficially owned by Mr. Jie Han, the chairman of the board of directors of the Company (the “Board”) and chief executive officer of the Company (the “Chairman”). Parent is currently wholly owned by Faith Abundant Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands (“Holdco”). The Chairman and XD. Engineering Plastics Company Limited (the “Chairman SPV”), a business company with limited liability incorporated under the laws of British Virgin Islands, are collectively referred to as the “Rollover Stockholders”. Parent, Merger Sub, Holdco and the Rollover Stockholders are collectively referred to as the “Buyer Group”.

As of the date of this proxy statement, the Buyer Group collectively beneficially own, in the aggregate, 34,865,054 shares of common stock, par value $0.0001 per share, of the Company (the “Common Shares”) and 1,000,000 shares of series B preferred stock, par value $0.0001 per share, of the Company (the “Preferred Shares”, together with the Common Shares, the “Shares”), representing approximately 69.7% of the voting power and approximately 50.1% of the share capital of the Company (collectively, the “Rollover Shares”). If the merger is completed, the Company will continue its operations as a privately held company and will be beneficially owned by the Buyer Group and, as a result of the merger, the Common Shares will no longer be listed on The NASDAQ Global Market (“NASDAQ”).

If the merger is completed, at the effective time of the merger (the “Effective Time”), each Common Share issued and outstanding immediately prior to the Effective Time, other than (a) the Shares owned by Parent, Merger Sub, the Rollover Stockholders and any of their respective affiliates, including the Rollover Shares, (b) Common Shares held by the Company or any of its wholly-owned subsidiary (or held in the Company’s treasury), and (c) Common Shares reserved (but not yet allocated) for issuance, settlement and allocation upon exercise or vesting of company share awards granted under the 2020 Stock Option/Stock Issuance Plan as adopted on January 10, 2020 (Shares described under (a) through (c) above are collectively referred to herein as the “Excluded Shares”), shall be cancelled in exchange for the right to receive $1.2 in cash per share without interest and net of any applicable withholding taxes. The Excluded Shares will be cancelled for no consideration.

The Buyer Group intends to fund the merger consideration through a combination of equity financing provided by the Chairman and available offshore cash of the Company and its subsidiaries. The Buyer Group may also seek to obtain debt financing. In calculating this amount, the Company and the Buyer Group did not consider the value of the Rollover Shares, which will be contributed to Parent in exchange for shares of its ordinary shares and will be cancelled for no consideration pursuant to the merger agreement.

The Special Committee, consisting of three independent directors, Mr. Huiyi Chen, Mr. Guanbao Huang and Mr. Linyuan Zhai (the “Special Committee”) reviewed and considered the terms and conditions of the merger agreement and the transactions contemplated by the merger agreement, including the merger. On June 15, 2020, the Special Committee unanimously (a) determined that it is fair (both substantively and procedurally) to and in the best interests of the Company and its stockholders (other than the Rollover Stockholders, Merger Sub, Parent and their respective Affiliates) (the “unaffiliated security holders”) and declared it advisable to enter into the merger agreement and the transaction agreements contemplated by the merger agreement to which it is a party, (b) recommended that the Board authorize and approve the execution, delivery and performance of the merger agreement and the transaction agreements contemplated by the merger agreement and the consummation of the transactions contemplated thereby, including the merger, (c) recommended that the Board (i) determine that the terms of the merger and the other transactions contemplated by the merger agreement are fair to, and in the best interests of, the Company and the unaffiliated security holders, (ii) adopt resolutions authorizing and approving the execution, delivery and performance by the Company of the merger agreement and the consummation of the transactions contemplated thereby, including the merger, upon the terms and subject to the conditions set forth therein, and (iii) resolve to recommend that the stockholders of the Company adopt the merger agreement at the stockholders’ meeting, and (d) recommended that the Board resolve to direct that the authorization and approval of the merger agreement and the consummation of the transactions contemplated thereby, including the merger, be submitted to a vote at a special meeting of the stockholders of the Company with the recommendation of the Board that the stockholders of the Company authorize and approve the merger agreement and the consummation of the transactions contemplated thereby, including the merger.

On June 15, 2020, the Board, after carefully considering all relevant factors, including the unanimous determination and recommendation of the Special Committee and on behalf of the Company, (a) determined that the terms of the merger and the other transactions contemplated by the merger agreement are fair to, and in the best interests of, the Company and the unaffiliated security holders, (b) authorized and approved the execution, delivery and performance by the Company of the merger agreement and the consummation of the transactions contemplated thereby, including the merger, upon the terms and subject to the conditions, and (c) resolved to direct that the authorization and approval of the merger agreement and the merger be submitted to a vote at a special meeting of the stockholders of the Company with the recommendation of the Board that the stockholders of the Company authorize and approve the merger agreement and the consummation of the transactions contemplated thereby, including the merger.

After careful consideration and upon the unanimous recommendation of the Special Committee composed solely of directors unrelated to any of the management members of the Company or any member of the Buyer Group, and on behalf of the Company, the Board authorized and approved the merger agreement and recommends that you vote “FOR” approval of the merger agreement and “FOR” approval to adjourn or postpone the special meeting, from time to time if necessary or advisable (as determined by the Company in accordance with the terms of the merger agreement), including to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the then-scheduled date and time of the special meeting.

In considering the recommendation of the Board, you should be aware that some of the Company’s directors and officers have interests in the merger that are different from, or in addition to, the interests of our stockholders generally. The Rollover Stockholders are parties to the equity contribution and voting agreement described in and is attached as Annex H to the accompanying proxy statement and have agreed with Parent to contribute to Parent the Rollover Shares owned by them in exchange for newly issued ordinary shares of Parent and each Rollover Stockholder will vote all of his or its Common Shares and Preferred Shares in favor of the approval and adoption of the Merger Agreement and the transactions, including the merger. If the merger is completed, the Company will continue its operations as a privately held company and will be beneficially owned by the Buyer Group. The accompanying proxy statement includes additional information regarding certain interests of the Company’s directors and officers that may be different from, or in addition to, the interests of our stockholders generally.

Approval of the merger agreement requires the affirmative vote (in person or by proxy) at the special meeting or any adjournment or postponement thereof, of (i) the holders of a majority of the voting power of the outstanding Common Shares and Preferred Shares entitled to vote thereon, voting together as a single class, with the holders of Preferred Shares being entitled to a voting power equivalent to 40% of the combined voting power of the share capital of the Company, and (ii) the holders of a majority of the outstanding Preferred Shares entitled to vote thereon, voting as a single class, in each case in accordance with the Company’s articles of incorporation and bylaws and the Nevada Revised Statutes. The Buyer Group has the requisite voting power and ability at the special meeting to unilaterally cause the approval of the merger agreement by the requisite vote of the Company's stockholders (without any need for any additional votes by any other Company stockholder).

Your vote is very important. Whether or not you plan to attend the special meeting, please complete, date, sign and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope, or submit your proxy by telephone, facsimile or internet. If you attend the special meeting and vote in person, your vote by ballot will revoke any proxy previously submitted. The failure to vote your Common Shares will have the same effect as a vote “AGAINST” the proposal to approve the merger agreement.

If your Common Shares are held in “street name” by your bank, brokerage firm or other nominee, your bank, brokerage firm or other nominee will be unable to vote your Common Shares without instructions from you. You should instruct your bank, brokerage firm or other nominee to vote your Shares in accordance with the procedures provided by your bank, brokerage firm or other nominee. The failure to instruct your bank, brokerage firm or other nominee to vote your Common Shares “FOR” the proposal to approve the merger agreement will have the same effect as voting “AGAINST” the proposal to approve the merger agreement.

The deadline to lodge your proxy card is November 3, 2020 at 9:00 a.m. (Beijing Time). Each holder of Common Shares has one vote for each Common Share held, and the holders of Preferred Shares are entitled to a voting power equivalent to 40% of the combined voting power of the share capital of the Company, in each case as of the close of business in the State of Nevada on September 29, 2020.

The accompanying Notice of Special Meeting of Stockholders and Proxy Statement provide detailed information about the merger agreement, the merger and the special meeting. We encourage you to read the entire document and all of the attachments and other documents referred to or incorporated by reference herein carefully. You may also obtain more information about the Company from documents the Company has filed with the United States Securities and Exchange Commission, (referred to herein as the “SEC”), which are available for free at the SEC’s website www.sec.gov.

If you have any questions or need assistance in voting your Common Shares, you can contact Investor Relations, China XD Plastics Company Limited, at +1 (212) 747-1118 or at cxdc-ir@chinaxd.net.

Thank you for your cooperation and continued support.

Sincerely,	Sincerely,

/s/ Huiyi Chen	/s/ Jie Han
Huiyi Chen	Jie Han
Chairman of the Special Committee	Chairman of the Board

Neither the SEC nor any state securities regulatory agency has approved or disapproved the merger, passed upon the merits or fairness of the merger or passed upon the adequacy or accuracy of the disclosure in this letter or in the accompanying notice of the special meeting or proxy statement. Any representation to the contrary is a criminal offense.

The accompanying proxy statement is dated September 30, 2020, and is first being mailed to the Company’s stockholders on or about October 2, 2020.

CHINA XD PLASTICS COMPANY LIMITED

No. 9 Dalian North Road, Haping Road Centralized Industrial Park

Harbin Development Zone

Heilongjiang Province, P. R. China

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
to be held on November 5, 2020

TO THE STOCKHOLDERS OF CHINA XD PLASTICS COMPANY LIMITED:

A special meeting (the “Special Meeting”) of stockholders of China XD Plastics Company Limited (the “Company”) will be held on November 5, 2020 at 9:00 a.m. (Beijing Time), which is equivalent to November 4, 2020 at 8:00 p.m. U.S. Eastern Standard Time, at No. 9 Dalian North Road, Haping Road Centralized Industrial Park, Harbin Development Zone, Heilongjiang Province, P. R. China.

The Special Meeting will be held for the following purposes:

1.	To consider and vote on a proposal to approve the Agreement and Plan of Merger, dated as of June 15, 2020, as it may be amended or supplemented from time to time (the “Merger Agreement”), by and among the Company, Faith Dawn Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands (“Parent”), and Faith Horizon Inc., a Nevada corporation and wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, upon the terms and subject to the conditions thereof, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and as a wholly owned subsidiary of Parent (the “Merger”). A copy of the Merger Agreement is attached as Annex A to the accompanying proxy statement (the “Proxy Statement”) (Proposal 1); and

2.	To approve the proposal to adjourn or postpone the Special Meeting from time to time if necessary or advisable (as determined by the Company in accordance with the terms of the Merger Agreement), including to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the then-scheduled date and time of the special meeting (Proposal 2).

Any other business that may properly come before the special meeting, or at any adjournment or postponement of the special meeting, by or at the direction of the board of directors of the Company (the “Board”), will also be transacted at the special meeting.

For more information about the merger and the other transactions contemplated by the merger agreement, please review the accompanying proxy statement and the merger agreement attached thereto as Annex A.

The Special Committee has fixed the close of business, Nevada time, on September 29, 2020 as the record date for determining the stockholders entitled to notice of and to vote at the Special Meeting. Only stockholders of record of our common stock and series B preferred stock on September 29, 2020 are entitled to receive notice of, and vote at, the Special Meeting or any adjournment or postponement.

After careful consideration and upon the unanimous recommendation of the special committee of the Board consisting of three independent directors Mr. Huiyi Chen, Mr. Guanbao Huang and Mr. Linyuan Zhai (the “Special Committee”), and on behalf of the Company, the Board authorized and approved the merger agreement and recommends that you vote “FOR” the approval of the Merger Agreement and “FOR” the approval to adjourn or postpone the special meeting, from time to time if necessary or advisable (as determined by the Company in accordance with the terms of the Merger Agreement), including to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the then-scheduled date and time of the Special Meeting.

In order for the Merger to be completed, the Merger Agreement and the transactions contemplated under the Merger Agreement, including the Merger, must be authorized and approved by the affirmative vote (in person or by proxy) at the Special Meeting or any adjournment or postponement thereof, of (i) the holders of a majority of the voting power of the outstanding shares of common stock, par value $0.0001 per share, of the Company (the “Common Shares”) and shares of series B preferred stock, par value $0.0001 per share, of the Company (the “Preferred Shares”) entitled to vote thereon, voting together as a single class, with the holders of Preferred Shares being entitled to a voting power equivalent to 40% of the combined voting power of the share capital of the Company, and (ii) the holders of a majority of the outstanding Preferred Shares entitled to vote thereon, voting as a single class, in each case in accordance with the Company’s articles of incorporation and bylaws and the Nevada Revised Statutes.

As of the date of this Proxy Statement, the Rollover Stockholders beneficially own 34,865,054 Common Shares and 1,000,000 Preferred Shares, representing approximately 69.7% of the voting power and approximately 50.1% of the share capital of the Company. The Shares owned by the Buyer Group will be voted in favor of the authorization and approval of the merger agreement and the transactions contemplated by the merger agreement, including the merger, at the Special Meeting or any adjournment or postponement thereof. Accordingly, the Buyer Group has the requisite voting power and ability at the Special Meeting to unilaterally cause the approval of the Merger Agreement by the requisite vote of Company’s stockholders (without any need for any additional votes by any other Company stockholder).

Pursuant to Nevada Revised Statutes (“NRS”) 92A.390(1), there are no rights of dissent available to the holders of Common Shares in connection with the Merger.

However, in connection with the Merger, holders of the Preferred Shares will be entitled to assert dissenter’s rights pursuant to and only in accordance with NRS 92A.300 to 92A.500, inclusive (the “Nevada Dissenter’s Rights Statute”), a copy of which is attached hereto as Annex C, and, in lieu of receiving the consideration for such shares available pursuant to the Merger Agreement, obtain payment of the “fair value” (as defined in NRS 92A.320) of such holder’s Preferred Shares. In order to exercise such dissenter’s rights, a holder of Preferred Shares must comply with all of the procedural requirements of the Nevada Dissenter’s Rights Statute, including, without limitation, delivering to the Company pursuant to NRS 92A.420, before the holder vote on the Merger is taken at the Special Meeting, written notice of such holder’s intent to demand payment pursuant to the Nevada Dissenter’s Rights Statute if the Merger is effectuated. All of the holders of the Preferred Shares have irrevocably and unconditionally waived any such rights in connection with the Merger, pursuant to the equity contribution and voting agreement dated June 15, 2020 by and among the Rollover Stockholders and Parent (the “Support Agreement”). A copy of the Support Agreement is attached as Annex H to the Proxy Statement.

Regardless of the number of Common Shares you own, your vote is important. Whether or not you plan to attend the Special Meeting, please complete, date, sign and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope, or submit your proxy by telephone, facsimile or internet. If you attend the Special Meeting and vote in person, your vote by ballot will revoke any proxy previously submitted. The failure to vote your Common Shares will have the same effect as a vote “AGAINST” the proposal to approve the Merger Agreement. If your Common Shares are held in “street name” by your bank, brokerage firm or other nominee, your bank, brokerage firm or other nominee will be unable to vote your Common Shares without instructions from you. You should instruct your bank, brokerage firm or other nominee to vote your Common Shares in accordance with the procedures provided by your bank, brokerage firm or other nominee. The failure to instruct your bank, brokerage firm or other nominee to vote your Common Shares “FOR” the proposal to approve the Merger Agreement will have the same effect as voting “AGAINST” the proposal to approve the Merger Agreement.

If you sign, date and mail your proxy card without indicating how you wish to vote, your proxy will be voted as recommended by the Board with respect to each proposal, specifically, “FOR” the proposal to adopt the Merger Agreement and “FOR” the proposal to adjourn and postpone the Special Meeting if necessary or appropriate (as determined by the Company in accordance with the terms of the Merger Agreement), including to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the then-scheduled date and time of the Special Meeting.

For more information about the Merger and the other transactions contemplated by the Merger Agreement, please review the accompanying Proxy Statement and the Merger Agreement attached thereto as Annex A. We encourage you to read the entire document and all of the attachments and other documents referred to or incorporated by reference herein carefully.

PLEASE DO NOT SEND YOUR SHARE CERTIFICATES AT THIS TIME. IF THE MERGER IS CONSUMMATED, YOU WILL BE SENT INSTRUCTIONS REGARDING THE SURRENDER OF YOUR SHARE CERTIFICATES.

BY ORDER OF THE BOARD,

/s/ Jie Han
Jie Han
Chairman of the Board

SUMMARY VOTING INSTRUCTIONS

Ensure that your Common Shares of China XD Plastics Company Limited can be voted at the special meeting by submitting your proxy card, or by contacting your broker, bank or other nominee.

If your Common Shares are registered in the name of a broker, bank or other nominee: check the voting instruction card forwarded by your broker, bank or other nominee to see which voting options are available or contact your broker, bank or other nominee in order to obtain directions as to how to ensure that your Common Shares are voted at the Special Meeting.

If your Common Shares are registered in your name: submit your proxy as soon as possible by signing, dating and returning the accompanying proxy card in the enclosed postage-paid envelope, or submit your proxy by telephone, facsimile or internet, so that your Common Shares can be voted at the Special Meeting.

The failure to vote will have the same effect as a vote “AGAINST” the proposal to adopt the Merger Agreement. If you sign, date and mail your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” the proposal to adopt the Merger Agreement and “FOR” the proposal to adjourn and postpone the Special Meeting, if necessary or appropriate (as determined by the Company in accordance with the terms of the Merger Agreement), including to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the then-scheduled date and time of the Special Meeting.

If you have any questions, require assistance with voting your proxy card, or need additional copies of proxy materials, please contact Investor Relations, China XD Plastics Company Limited, at +1 (212) 747-1118 or at cxdc-ir@chinaxd.net.

TABLE OF CONTENTS

SUMMARY TERM SHEET	1
The Parties Involved in the Merger	1
The Merger	2
Merger Consideration	2
Support Agreement	3
Time, Place and Purpose of the Special Meeting	3
Record Date, Quorum and Voting	3
Stockholder Vote Required to Authorize and Approve the Merger Agreement	4
Voting Information	4
Dissenter Rights	4
Purpose and Effect of the Merger	5
Plans for the Company after the Merger	5
Recommendations of the Special Committee and the Board	5
Position of Buyer Group as to the Fairness of the Merger	6
Financing of the Merger	6
Equity Commitment Letter	7
Limited Guarantee	7
Opinion of the Special Committee’s Financial Advisor	7
Interests of the Company’s Executive Officers and Directors in the Merger	8
Conditions to the Merger	9
Termination of the Merger Agreement	10
Termination Fees and Reimbursement of Expenses	12
Material U.S. Federal Income Tax Consequences	13
Material PRC Income Tax Consequences	13
Regulatory Matters	13
Remedies	13
QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER	15
SPECIAL FACTORS	21
Background of the Merger	21
Reasons for the Merger and Recommendation of the Special Committee and the Board	28
Position of the Buyer Group as to the Fairness of the Merger	34
Certain Financial Projections	38

i

Opinion of the Special Committee’s Financial Advisor	40
Buyer Group’s Purpose of and Reasons for the Merger	51
Effect of the Merger on the Company	53
Effect of the Merger on the Company’s Net Book Value and Net Earnings	55
Plans for the Company after the Merger	56
Alternatives to the Merger	56
Effect on the Company if the Merger is not Completed	57
Financing of the Merger	58
Equity Commitment Letter	58
Limited Guarantee	59
Support Agreement	59
Remedies	60
Interests of Certain Persons in the Merger	60
Related Party Transactions	63
Fees and Expenses	64
Voting by the Rollover Stockholders at the Special Meeting	64
Litigation Related to the Merger	65
Accounting Treatment of the Merger	65
Regulatory Matters	65
Dissenter Rights	65
Material U.S. Federal Income Tax Consequences	65
Material PRC Income Tax Consequences	67
MARKET PRICE OF THE COMMON SHARES, DIVIDENDS AND OTHER MATTERS	69
Market Price of the Common Shares	69
Dividend Policy	69
THE SPECIAL MEETING	70
Date, Time and Place of the Special Meeting	70
Proposals to be Considered at the Special Meeting	70
Our Board’s Recommendation	71
Quorum	71
Record Date; Common Shares Entitled to Vote	71
Vote Required	72
Stockholders Entitled to Vote; Voting Materials	72
Proxy Holders for Registered Stockholders	72
Voting of Proxies and Failure to Vote	72
Revocability of Proxies	73

ii

Rights of Stockholders Who Object to the Merger	73
Whom to Call for Assistance	73
Solicitation of Proxies	73
Other Business	74
THE MERGER AGREEMENT	74
Structure and Consummation of the Merger	74
Articles of Incorporation and Bylaws; Directors and Officers of the Surviving Corporation	74
Merger Consideration	74
Exchange Procedures	75
Representations and Warranties	75
Definition of Knowledge and Company Material Adverse Effect	78
Parent Material Adverse Effect	79
Conduct of Business Pending the Merger	79
Stockholders’ Meeting	81
No Solicitation; Competing Proposals; Change in Company Recommendation	81
Indemnification; Directors’ and Officers’ Insurance	85
Financing	86
No Amendment to Transaction Documents	88
Other Covenants	88
Conditions to the Merger	89
Termination of the Merger Agreement	90
Termination Fees and Reimbursement of Expenses	91
Remedies	92
Specific Performance	92
Amendment and Modification	92
Governing Law; Disputes	93
PROVISIONS FOR UNAFFILIATED SECURITY HOLDERS	93
DISSENTER RIGHTS	93
FINANCIAL INFORMATION	95
Net Book Value per Share of the Common Shares	96
TRANSACTIONS IN THE SHARES	96
Purchases by the Company	96
Purchases by the Buyer Group	96
Prior Public Offerings	96
Transactions in Prior 60 Days	97
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF THE COMPANY	97

iii

iv

SUMMARY TERM SHEET

This “Summary Term Sheet,” together with the “Questions and Answers about the Special Meeting and the Merger,” highlights selected information contained in this proxy statement regarding the merger and may not contain all of the information that may be important to your consideration of the merger. You should carefully read this entire proxy statement and the other documents to which this proxy statement refers for a more complete understanding of the matters being considered at the special meeting. In addition, this proxy statement incorporates by reference important business and financial information about the Company. You are encouraged to read all of the documents incorporated by reference into this proxy statement and you may obtain such information without charge by following the instructions in “Where You Can Find More Information” beginning on page 100. In this proxy statement, the terms “we,” “us,” “our,” and the “Company” refer to China XD Plastics Company Limited and its subsidiaries. All references to “dollars”, “US$” and “$” in this proxy statement are to U.S. dollars and all references to “RMB” in this proxy statement are to Renminbi, the lawful currency of the People’s Republic of China (“PRC” or “China”).

The Parties Involved in the Merger

The Company

China XD Plastics Company Limited (the “Company”), through its wholly owned subsidiaries, develops, manufactures and sells polymer composites materials, primarily for automotive applications. The Company’s products are used in the exterior and interior trim and in the functional components of 31 automobile brands manufactured in China, including without limitation, Audi, Mercedes Benz, BMW, Toyota, Buick, Chevrolet, Mazda, Volvo, Ford, Citroen, Jinbei and VW Passat, Golf, Jetta, etc. The Company’s wholly owned research center is dedicated to the research and development of polymer composites materials and benefits from its cooperation with well-known scientists from prestigious universities in China. As of December 31, 2019, 633 of the Company’s products have been certified for use by one or more of the automobile manufacturers in China.

The Company’s principal executive offices are located at No. 9 Dalian North Road, Haping Road Centralized Industrial Park, Harbin Development Zone, Heilongjiang Province, PRC. The Company’s telephone number at this address is +(86) 451-8434-6600.

Parent

Faith Dawn Limited (“Parent”) is an exempted company incorporated with limited liability under the laws of the Cayman Islands. Parent was formed solely for the purpose of entering into the merger agreement and the related financing agreements and consummating the transactions contemplated by such agreements. The registered office of Parent is located at Harneys Fiduciary (Cayman) Limited, 4th Floor, Harbour Place, 103 South Church Street, P.O. Box 10240, Grand Cayman, KY1-1002, Cayman Islands, and its telephone number is +(86) 451-8737-1111. Parent is wholly owned by the Holdco (as defined below).

Merger Sub

Faith Horizon Inc. (“Merger Sub”) is a Nevada corporation and a wholly owned subsidiary of Parent. Merger Sub was formed solely for the purpose of entering into the merger agreement and consummating the transactions contemplated by such agreements. At the effective time of the Merger (the “Effective Time”), Merger Sub will cease to exist. The registered office of Merger Sub is located at 1810 E SAHARA AVE STE 215, Las Vegas, NV, 89104, USA, and its telephone number is +(86) 451-8737-1111.

Holdco

Faith Abundant Limited (“Holdco”) is an exempted company incorporated with limited liability under the laws of the Cayman Islands. Its registered address is Harneys Fiduciary (Cayman) Limited, 4th Floor, Harbour Place, 103 South Church Street, P.O. Box 10240, Grand Cayman, KY1-1002, Cayman Islands, and its telephone number is +(86) 451-8737-1111. Its principal business is investment holding. Holdco is wholly owned by the Chairman (as defined below).

1

The Rollover Stockholders

Mr. Jie Han

Mr. Jie Han (the “Chairman” or “Mr. Han”) is the chairman of the board of directors (the “Board”) and chief executive officer of the Company. His business address is No. 9 Dalian North Road, Haping Road Centralized Industrial Park, Harbin Development Zone, Heilongjiang Province, PRC, and his telephone number is +(86) 451-8737-1111. He is a citizen of the People’s Republic of China and his principal occupation is the chairman and chief executive office of the Company.

XD. Engineering Plastics Company Limited

XD. Engineering Plastics Company Limited (“Chairman SPV”, and together with the Chairman, the “Rollover Stockholders”) is a business company with limited liability incorporated under the laws of British Virgin Islands. Its registered address is Palm Grove House, P.O. Box 438, Road Town, Tortola, British Virgin Islands, and its telephone number is +(86) 451-8737-1111. Chairman SPV is wholly owned by the Chairman.

Throughout this proxy statement, Parent, Merger Sub, Holdco and the Rollover Stockholders are collectively referred to as the “Buyer Group”.

During the last five years, none of the persons referred to above under the heading titled “The Parties Involved in the Merger,” or the respective directors or executive officers of the Company, members of the Buyer Group and their affiliates as listed in Annex D to this proxy statement has been (a) convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (b) a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

The Merger (Page 74)

You are being asked to vote to authorize and approve the agreement and plan of merger, dated as of June 15, 2020 (the “merger agreement”), among the Company, Parent and Merger Sub, and the transactions contemplated in the merger agreement, including the merger (the “merger”). Once the merger agreement is authorized and approved by the requisite vote of the stockholders of the Company and the other conditions to the consummation of the transactions contemplated by the merger agreement are satisfied or waived in accordance with the terms of the merger agreement, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation of the merger (“surviving corporation”) under the laws of the State of Nevada as a wholly owned subsidiary of Parent. The Company, as surviving corporation, will continue to do business under the name “China XD Plastics Company Limited” following the merger. If the merger is completed, the Company will cease to be a publicly traded company. A copy of the merger agreement is attached as Annex A to this proxy statement. You should read the merger agreement in its entirety because it, and not this proxy statement, is the legal document that governs the merger.

Merger Consideration (Page 74)

At the Effective Time, each share of common stock of the Company, par value $0.0001 per share (each a “Common Share”), and the Common Shares together with shares of preferred stock of the Company, par value $0.0001 per share (the “Preferred Shares”, collectively with the Common Shares, the “Shares”) (other than the Excluded Shares) issued and outstanding immediately prior to the Effective Time will be cancelled and converted into the right to receive $1.2 per share in cash, without interest, less any applicable withholding taxes (“Merger Consideration”). All Excluded Shares will be cancelled and cease to exist, without payment of any Merger Consideration or distribution therefor.

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Support Agreement (Page 59)

Pursuant to an equity contribution and voting agreement, dated as of June 15, 2020, by and among Parent and the Rollover Stockholders (the “Support Agreement”), immediately prior to the closing of the merger, the Rollover Stockholders will contribute to Parent an aggregate amount of 34,865,054 Common Shares and 1,000,000 Preferred Shares beneficially owned by them (which represents approximately 69.7% of the voting powers of the Company on a fully diluted basis and approximately 50.1% of the total issued and outstanding share capital of the Company) in exchange for newly issued ordinary shares of Parent and each Rollover Stockholder will vote all of his or its Common Shares and Preferred Shares in favor of the approval and adoption of the merger agreement and the transactions contemplated thereby, including the Merger. See “Special Factors—Support Agreement” beginning on page 59 for additional information. The Support Agreement is attached as Annex H to this proxy statement.

Time, Place and Purpose of the Special Meeting

 The Special Meeting will be held on November 5, starting at 9:00 a.m. Beijing time, at No. 9 Dalian North Road, Haping Road Centralized Industrial Park, Harbin Development Zone, Heilongjiang Province, P. R. China.

At the Special Meeting, you will be asked to vote on the proposal to approve the Merger Agreement. The Merger Agreement provides that at the Effective Time of the Merger, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and as a wholly owned subsidiary of Parent.

Record Date, Quorum and Voting (Page 71)

You are entitled to receive notice of, and to vote at, the Special Meeting if you owned any Share at the close of business on September 29, Nevada time, which we have fixed as the record date for the Special Meeting (the “Record Date”). Each Common Share that you owned on the Record Date entitles you to one vote, and all the Preferred Shares on the Record Date entitle the holders to a voting power equivalent to 40% of the combined voting power of the entire Company’s Shares. As of the Record Date, there were 70,548,841 Common Shares and 1,000,000 Preferred Shares issued and outstanding and entitled to vote at the Special Meeting. Holders of a majority of the voting power of the Company’s outstanding Shares as of the close of business on the Record Date must be present, in person or by proxy (regardless of whether the proxy has authority to vote on all matters), at the Special Meeting to achieve the required quorum for the transaction of business at the Special Meeting. Assuming that the Rollover Stockholders comply with their voting undertakings under the Support Agreement, a quorum will be present at the Special Meeting.

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Stockholder Vote Required to Authorize and Approve the Merger Agreement (Page 72)

In order for the merger to be completed, the merger agreement and the transactions contemplated by the merger agreement, including the merger, must be authorized and approved by the affirmative vote (in person or by proxy) at the Special Meeting or any adjournment or postponement thereof, of (i) the holders of a majority of the voting power of the outstanding Common Shares and Preferred Shares entitled to vote thereon, voting together as a single class, with the holders of Preferred Shares being entitled to a voting power equivalent to 40% of the combined voting power of the share capital of the Company, and (ii) the holders of a majority of the outstanding Preferred Shares entitled to vote thereon, voting as a single class, in each case in accordance with the Company’s articles of incorporation and bylaws and the Nevada Revised Statutes (the “Requisite Company Vote”).

As of September 29, the Rollover Stockholders beneficially own 34,865,054 Common Shares and 1,000,000 Preferred Shares, representing approximately 69.7% of the voting power and approximately 50.1% of the share capital of the Company. Please see “Security Ownership of Certain Beneficial Owners and Management of the Company” beginning on page 97 for additional information. Pursuant to the terms of the Support Agreement, the Rollover Shares and all other Shares acquired by the Rollover Stockholders after the date of the Support Agreement will be voted in favor of the authorization and approval of the merger agreement and the transactions contemplated by the merger agreement, including the merger, at the special meeting of stockholders of the Company. Accordingly, the Buyer Group has the requisite voting power and ability at the Special Meeting to unilaterally cause the approval of the merger agreement by the requisite vote of Company’s stockholders (without any need for any additional votes by any other Company stockholder).

Voting Information (Page 72)

Before voting your Common Shares, we encourage you to read this proxy statement in its entirety, including all of the annexes, attachments, exhibits and materials incorporated by reference, and carefully consider how the merger will affect you. To ensure that your Common Shares can be voted at the special meeting even in the event that you are unable to attend, please complete the enclosed proxy card in accordance with the instructions set forth on the proxy card as soon as possible. The deadline for you to lodge your proxy card is November 3, 2020 at 9:00 a.m. (Beijing Time).

Dissenter Rights (page 93)

The holders of Common Shares are not entitled to dissenters’ rights in connection with the Merger. The holders of Preferred Shares will be entitled to dissenters’ rights only if they comply with the Nevada law procedures summarized in the section entitled “Dissenter Rights” beginning on page 93. All of the holders of the Preferred Shares have irrevocably and unconditionally waived any such rights in connection with the Merger.

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Purpose and Effect of the Merger (page 51)

The purpose of the merger is to enable Parent to acquire 100% control of the Company in a transaction in which the Company’s stockholders other than the holders of Excluded Shares will be cashed out in exchange for $1.2 in cash per share, so that Parent will bear the rewards and risks of the sole ownership of the Company after the merger. Please see “Special Factors – Buyer Group’s Purpose of and Reasons for the Merger” beginning on page 51 for additional information.

Common Shares of the Company are currently listed on The NASDAQ Global Market (“NASDAQ”) under the symbol “CXDC”. It is expected that, immediately following the completion of the merger, the Company will cease to be a publicly traded company and will instead become a privately-held company beneficially owned by the Buyer Group. Following the completion of the merger, the Common Shares will cease to be listed on the NASDAQ, and price quotations with respect to sales of the Common Shares in the public market will no longer be available. In addition, registration of the Common Shares under the Exchange Act may be terminated upon the Company’s application to the United States Securities and Exchange Commission (the “SEC”) if the Common Shares are not listed on a national securities exchange and there are fewer than 300 registered holders of the Common Shares. Ninety days after the filing of Form 15 in connection with the completion of the merger or such longer period as may be determined by the SEC, registration of the Common Shares under the Exchange Act will be terminated. At such time, the Company will no longer be required to file periodic reports with the SEC or otherwise be subject to the United States federal securities laws, including Sarbanes-Oxley Act, applicable to public companies. After the completion of the merger, the Company’s stockholders will no longer enjoy the rights or protections that the United States federal securities laws provide, including reporting obligations for directors, officers and principal securities holders of the Company. Please see “Special Factors – Effect of the Merger on the Company” beginning on page 53 for additional information.

Plans for the Company after the Merger (Page 56)

After the Effective Time, the Buyer Group anticipates that the Company’s operations will be conducted substantially as they are currently being conducted, except that the Company will cease to be a publicly traded company and will instead be beneficially owned by the Buyer Group. Please see “Special Factors – Plans for the Company after the Merger” beginning on page 56 for additional information.

Recommendations of the Special Committee and the Board (Page 28)

The Special Committee unanimously (a) determined that it is fair (both substantively and procedurally) to and in the best interests of the Company and its stockholders (other than the Rollover Stockholders, Merger Sub, Parent and their respective Affiliates) (the “unaffiliated security holders”) and declared it advisable to enter into the merger agreement and the transaction agreements contemplated by the merger agreement to which it is a party, (b) recommended that the Board authorize and approve the execution, delivery and performance of the merger agreement and the transaction agreements contemplated by the merger agreement and the consummation of the transactions contemplated thereby, including the merger, (c) recommended that the Board (i) determine that the terms of the merger and the other transactions contemplated by the merger agreement are fair to, and in the best interests of, the Company and the unaffiliated security holders, (ii) adopt resolutions authorizing and approving the execution, delivery and performance by the Company of the merger agreement and the consummation of the transactions contemplated thereby, including the merger, upon the terms and subject to the conditions set forth therein, and (iii) resolve to recommend that the stockholders of the Company adopt the merger agreement at the stockholders’ meeting, and (d) recommended that the Board resolve to direct that the authorization and approval of the merger agreement and the consummation of the transactions contemplated thereby, including the merger, be submitted to a vote at a special meeting of the stockholders of the Company with the recommendation of the Board that the stockholders of the Company authorize and approve the merger agreement and the consummation of the transactions contemplated thereby, including the merger.

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The Board, after carefully considering all relevant factors, including the unanimous determination and recommendation of the Special Committee and on behalf of the Company, (a) determined that the terms of the merger and the other transactions contemplated by the merger agreement are fair to, and in the best interests of, the Company and the unaffiliated security holders, (b) authorized and approved the execution, delivery and performance by the Company of the merger agreement and the consummation of the transactions contemplated thereby, including the merger, upon the terms and subject to the conditions, and (c) resolved to direct that the authorization and approval of the merger agreement and the merger be submitted to a vote at a special meeting of the stockholders of the Company with the recommendation of the Board that the stockholders of the Company authorize and approve the merger agreement and the consummation of the transactions contemplated thereby, including the merger.

ACCORDINGLY, THE BOARD ON BEHALF OF THE COMPANY RECOMMENDS THAT YOU VOTE (1) “FOR” APPROVAL OF THE MERGER AGREEMENT AND (2) “FOR” APPROVAL TO ADJOURN OR POSTPONE THE SPECIAL MEETING, FROM TIME TO TIME, IF NECESSARY OR ADVISABLE (AS DETERMINED BY THE COMPANY IN ACCORDANCE WITH THE TERMS OF THE MERGER AGREEMENT), including to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the then-scheduled date and time of the Special Meeting.

For a detailed discussion of the material factors considered by the Special Committee and the Board in determining to recommend the approval of the merger agreement and the approval of the transactions, including the merger, and in determining that the merger is fair to and in the best interest of the unaffiliated security holders, see “Special Factors—Reasons for the Merger and Recommendation of the Special Committee and the Board” beginning on page 28 and “Special Factors—Effect of the Merger on the Company—Primary Benefits and Detriments of the Merger” beginning on page 53. The foregoing summary is qualified in its entirety by reference to these sections.

Position of Buyer Group as to the Fairness of the Merger (Page 34)

Each member of the Buyer Group believes that the merger is substantively and procedurally fair to the unaffiliated security holders. Their belief is based upon the factors discussed under the caption “Special Factors—Position of the Buyer Group as to the Fairness of the Merger” beginning on page 34.

Each member of the Buyer Group is making the statements included in this paragraph solely for the purpose of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act. The views of each member of the Buyer Group as to the fairness of the merger are not intended to be and should not be construed as a recommendation to any stockholder of the Company as to how that stockholder should vote on the proposal to authorize and approve the merger agreement and the transactions contemplated by the merger agreement, including the merger.

Financing of the Merger (Page 58)

The Company and the Buyer Group estimate that the total amount of funds necessary to complete the merger and the related transactions is approximately $42.8 million. In calculating this amount, the Company and the Buyer Group did not consider the value of the Rollover Shares, which will be contributed to Parent in exchange for shares of its ordinary shares and will be cancelled for no consideration pursuant to the merger agreement. This amount includes (i) the cash to be paid to the Company’s unaffiliated security holders, and (ii) the related costs and expenses, in connection with the merger and related transactions.

The merger and the related transactions are expected to be funded through a combination of (i) cash contributions contemplated by the equity commitment letter (the “Equity Commitment Letter”), by and between Parent and the Chairman, dated as of June 15, 2020; and (ii) the available offshore cash in the Company and its subsidiaries. Prior to the Effective Time, the Buyer Group may also seek to obtain debt financing to fund part of the funds necessary to complete the Merger. However, the obligations of Parent and Merger Sub under the Merger Agreement, including the obligation to pay the Merger Consideration, are not subject to any financing condition. See “Special Factors—Financing of the Merger” beginning on page 58 for additional information.

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Equity Commitment Letter (Page 58)

The Chairman has committed, on the terms and subject to the conditions set forth in the Equity Commitment Letter and in the merger agreement, to purchase, or to cause one or more of his respective affiliates to purchase, prior to or at the closing of the merger, equity interests of Parent for an aggregate amount of $5,000,000 in immediately available funds, to fund a portion of the aggregate Merger Consideration and all other amounts payable by Parent and Merger Sub at the closing of the merger to consummate the merger pursuant to and in accordance with the merger agreement, in addition to other transaction costs and payment obligations of Parent and Merger Sub in connection with the merger and other transactions contemplated by the merger agreement. See “Special Factors—Equity Commitment Letter” beginning on page 58 for additional information. The Equity Commitment Letter is attached as Annex F to this proxy statement.

Limited Guarantee (Page 59)

Concurrently with the execution of the merger agreement, the Chairman entered into a limited guarantee (the “Limited Guarantee”). Under the Limited Guarantee, the Chairman has guaranteed in favor of the Company 100% of the Parent’s obligation to pay (i) the termination fee, if and when required under the merger agreement, (ii) the reimbursement obligations pursuant to the terms of the merger agreement, and (iii) all costs and expenses reasonably incurred by the Company in connection with the enforcement of its rights of specific performance pursuant to the merger agreement that results in a judgement against Parent, Merger Sub, or the Rollover Stockholders (including the Chairman), provided that in no event shall the Chairman’s aggregate liability exceed the sum of $2,100,000. See “Special Factors—Limited Guarantee” beginning on page 59 for additional information. The Limited Guarantee is attached as Annex G to this proxy statement.

Opinion of the Special Committee’s Financial Advisor (Page 40)

Pursuant to an engagement letter dated May 12, 2020, the Special Committee retained Duff & Phelps, LLC (“Duff & Phelps”) to act as its financial advisor to provide financial advice and related assistance to the Special Committee in connection with the merger. On June 15, 2020, at a meeting of the Special Committee to evaluate the merger, Duff & Phelps rendered its oral opinion to the Special Committee, subsequently confirmed in writing, to the effect that, as of that date and based on and subject to the assumptions, procedures, factors, limitations and qualifications set forth in Duff & Phelps’ written opinion, the Merger Consideration to be paid to the holders of Common Shares (other than holders of Excluded Shares) in the merger was fair, from a financial point of view, to those holders (without giving effect to any impact of the merger on any particular holder of Common Shares other than in its capacity as a holder of Common Shares).

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The full text of Duff & Phelps’ written opinion, dated as of June 15, 2020, is attached to this proxy statement as Annex B and is incorporated into this proxy statement by reference. The description of Duff & Phelps’ opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of the opinion. Stockholders are urged to read the Duff & Phelps opinion in its entirety for a description of the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by Duff & Phelps in connection with the opinion.

Duff & Phelps’ engagement and opinion were for the benefit of the Special Committee, in its capacity as such, and its opinion was rendered to the Special Committee in connection with its consideration of the merger. Duff & Phelps’ opinion was not intended to and does not constitute a recommendation to any stockholder as to how the stockholder should vote or act with respect to the merger or any matter relating thereto.

See “Special Factors—Opinion of the Special Committee’s Financial Advisor” beginning on page 40 for additional information.

Interests of the Company’s Executive Officers and Directors in the Merger (Page 60)

In considering the recommendations of the Board, the Company’s stockholders should be aware that, aside from their interests as stockholders of the Company, certain of the Company’s directors and executive officers have interests in the transaction that are different from, and/or in addition to, the interests of the Company’s stockholders generally, including, among others, the beneficial ownership of equity interests in Parent by the Chairman, compensation to members of the Special Committee and the maintenance of indemnification rights and insurance coverage.

The Special Committee and the Board were aware of these additional interests, and considered them, among other things, in reaching their decisions and recommendations with respect to the merger agreement and related matters. Please see “Special Factors – Interests of Certain Persons in the Merger” beginning on page 60 for additional information.

Conditions to the Merger (Page 89)

The respective obligations of each of the Company, Parent and Merger Sub to consummate the Transactions are subject to the satisfaction or waiver of certain conditions, including without limitation, the adoption of the merger agreement and the transactions contemplated thereby, by the Requisite Company Vote. For a more detailed description of these conditions, see “The Merger Agreement—Conditions to the Merger” beginning on page 89.

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Litigation Related to the Merger (Page 65)

Six lawsuits by purported shareholders have been filed against the Company and members of the Company’s Board of Directors in connection with the proposed transaction contemplated by an agreement and plan of merger, dated June 15, 2020, by and among, the Company, Faith Dawn Limited and Faith Horizon Inc., including (i) Sears v. China XD Plastics Company Limited, et al., Case No. 1:20-cv-05156-AT, a putative class action filed on or about July 7, 2020, in the United States District Court for the Southern District of New York, (ii) Post v. China XD Plastics Company Limited, et al., Case No. 1:20-cv-00926-UNA, a putative class action filed on or about July 8, 2020, in the United States District Court for the District of Delaware, which also names the buyers as defendants, (iii) Goebert v. China XD Plastics Company Limited, et al., Case No. 1:20-cv-05312, filed on or about July 10, 2020, in the United States District Court for the Southern District of New York, (iv)  Kothari v. China XD Plastics Company Limited, et al., Case No. 2:20-cv-01330-APG-BNW, a putative class action filed on or about July 17, 2020, in the United States District Court for the District of Nevada, (v) Aerts v. China XD Plastics Company Limited, et al., Case No. A-20-819986-B, a putative class action filed on or about August 21, 2020, in the State of Nevada District Court of Clark County, and (vi) Siu v. China XD Plastics Company Limited, et al., Case No. 1:20-cv-07262, filed on or about September 4, 2020, in the United States District Court for the Southern District of New York. These complaints challenge the proposed transaction and allege, among other things, that the Company and the Company’s Board of Directors failed to disclose material information in connection with the proposed transaction in the preliminary proxy statement in violation of United States securities laws. Sears v. China XD Plastics Company Limited, et al. and Aerts v. China XD Plastics Company Limited, et al. also allege that the Company's Board of Directors breached its fiduciary duties by approving the terms of the proposed transaction and by approving a materially deficient preliminary proxy statement, and that the Company aided and abetted the Company’s Board of Directors’ alleged breaches of fiduciary duties. The complaints seek relief including injunctive relief, rescission of the merger or rescissory damages, other unspecified damages, and an award of attorneys’ fees and expenses. The Company has reviewed the allegations contained in the complaints, believes they are without merit, and intends to defend these actions vigorously. Given the uncertainty of litigation, the preliminary stage of the case, and the legal standards that must be met for, among other things, class certification and success on the merits, the Company cannot reasonably estimate the outcomes or range of loss that may result from these actions.

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Termination of the Merger Agreement (Page 90)

The Company and Parent may terminate the merger agreement by mutual written agreement at any time prior to the Effective Time, whether prior to or after the merger agreement has been adopted by the stockholders of the Company or Merger Sub.

Either the Company or Parent (as applicable) may terminate the merger agreement at any time prior to the Effective Time if:

•	any governmental entity having competent jurisdiction shall have, enacted, issued, promulgated, enforced or entered any law or order which is then in effect or taken any other action, in each case, permanently restraining, enjoining or otherwise prohibiting the consummation of the merger, and such order or other action shall have become final and non-appealable, subject to certain exceptions;

•	the Requisite Company Vote shall not have been obtained at the stockholders’ meeting (after taking into account any adjournment, postponement or recess thereof); or

•	the merger has not been consummated by December 14, 2020 (referred to as the “Termination Date”), except that this termination right is not available to any party whose breach of, or failure to fulfill, any of its obligations under the merger agreement has been the cause of, or resulted in, the failure to consummate the merger by the Termination Date.

The Company may terminate the merger agreement at any time prior to the Effective Time if:

•	a breach or failure of any representation, warranty or covenant of Parent or Merger Sub set forth in the merger agreement, shall have occurred, which breach or failure has given rise to the failure of a condition to the Company’s obligations to complete the merger, and such breach or failure would not be capable of being cured prior to the Termination Date, or if capable of being cured, shall not have been cured within 30 business days following receipt of written notice from the Company (or such shorter period of time that remains between the date the Company provides written notice and the Termination Date), except that the Company shall not have this termination right if the Company is then in material breach of the merger agreement under circumstances that would cause Parent’s or Merger Sub’s closing conditions not to be satisfied;

•	prior to obtaining the Requisite Company Vote, the Board (acting upon recommendation of the Special Committee) or the Special Committee shall have effected a Change in Company Recommendation and, concurrently with termination, the Company pays to Parent the applicable termination fee required to be paid in connection with such termination; or

•	all conditions to Parent’s and Merger Sub’s obligations to complete the merger (except those to be satisfied at the closing) have been satisfied or waived, the Company has irrevocably confirmed in writing to Parent that the closing conditions specific to the Company have been satisfied (except those to be satisfied at the closing) or the Company is willing to waive them and is prepared to close, and Parent and Merger Sub fail to consummate the closing within ten business days following the date the closing should have occurred under the merger agreement.

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Parent may terminate the merger agreement at any time prior to the Effective Time if:

•	a breach or failure of any representation, warranty or covenant of the Company set forth in the merger agreement has occurred, which breach or failure has given rise to or would reasonably be expected to give rise to the failure of a condition to Parent’s or Merger Sub’s obligations to complete the merger, and as a result of such breach or failure, such condition is not capable of being cured prior to the Termination Date, or if capable of being cured, is not cured within thirty business days of the receipt of written notice from Parent (or such shorter period of time that remains between the date Parent provides written notice and the Termination Date), except that Parent shall not have this termination right if Parent is in material breach of the merger agreement under circumstances that would cause the Company’s closing conditions not to be satisfied; or

•	prior to obtaining the Requisite Company Vote, the Board (acting upon the recommendation of the Special Committee) or the Special Committee has effected a Change in Company Recommendation.

Termination Fees and Reimbursement of Expenses (Page 91)

The Company is required to pay (or cause to be paid) to Parent a termination fee of $1,000,000 if the merger agreement is terminated:

•	by the Company, in connection with the Company’s Change in Company Recommendation;

•	by Parent, (i) as a result of a breach or failure of any representation, warranty or covenant of the Company set forth in the merger agreement, or (ii) as a result of the Board (acting upon the recommendation of the Special Committee) or the Special Committee having effected a Change in Company Recommendation; or

•	by the Company or Parent, as a result of (i) failure to obtain the Requisite Company Vote at the stockholders’ meeting or (ii) failure to consummate the merger by the Termination Date, if, at the time of such termination, a Competing Proposal has been made known to the Company, or shall have been publicly announced or publicly made known, and not publicly and unconditionally withdrawn prior to the earlier of the termination of the merger agreement or five business days prior to the stockholders’ meeting, and within twelve (12) months after such termination the Company or any of its subsidiaries enters into a definitive agreement in connection with the same Competing Proposal that was later consummated or consummates a Competing Transaction. For purposes of the termination fees payable by the Company, all references to “20%” in the definition of “Competing Transaction” shall be deemed to be references to 50%.

Parent is required to pay (or cause to be paid) to the Company a termination fee in an amount of $2,000,000 if the merger agreement is terminated:

•	by the Company, as a result of a breach or failure of any representation, warranty or covenant of Parent or Merger Sub set forth in the merger agreement; or

•	by the Company, if all conditions to Parent’s and Merger Sub’s obligations to complete the merger (except those to be satisfied at the closing) have been satisfied or waived, the Company has irrevocably confirmed in writing to Parent that the closing conditions specific to the Company have been satisfied (except those to be satisfied at the closing) or the Company is willing to waive them and is prepared to close, and Parent and Merger Sub fail to consummate the closing within ten business days following the date the closing should have occurred under the merger agreement.

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Material U.S. Federal Income Tax Consequences (Page 65)

 The exchange of Common Shares for cash pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. In general, a U.S. Holder (as defined below under the heading “Special Factors—Material U.S. Federal Income Tax Consequences” beginning on page 65 of this proxy statement) who receives cash in exchange for Common Shares pursuant to the merger will recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between the amount of cash received (determined before the deduction of any withholding tax) and the U.S. Holder’s adjusted tax basis in the Common Shares exchanged for cash pursuant to the merger.

Payments made to a Non-U.S. Holder (as defined below under the heading “Special Factors—Material U.S. Federal Income Tax Consequences” beginning on page 65 of this proxy statement) with respect to the Common Shares that are exchanged for cash pursuant to the merger generally will not be subject to U.S. federal income or withholding tax, subject to certain exceptions. You should read “Special Factors—Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 65 of this Proxy Statement for definitions of “U.S. Holder” and “Non-U.S. Holder,” and for a more detailed discussion of the U.S. federal income tax consequences of the merger. You should consult your own tax advisor regarding the particular tax consequences (including the state, local or non-U.S. tax consequences) of the merger to you in light of your own particular circumstances.

Material PRC Income Tax Consequences (Page 67)

The Company does not believe that it should be considered a resident enterprise under the PRC Enterprise Income Tax Law (the “EIT Law”) or that the gain recognized on the receipt of cash for the Company’s Common Shares should otherwise be subject to PRC tax to holders of such Common Shares that are not PRC tax residents. However, there is uncertainty regarding whether the PRC tax authorities would deem the Company to be a resident enterprise or that PRC tax would otherwise apply. If the PRC tax authorities were to determine that the Company should be considered a resident enterprise then the gain recognized on the receipt of cash for the Company’s Common Shares by the holders of such Common Shares that are not PRC tax residents could be treated as PRC-source income that would be subject to PRC income tax at a rate of 10% in the case of enterprises or 20% in the case of individuals (subject to applicable tax treaty relief, if any). Furthermore, even in the event that the Company is not considered a resident enterprise, gain recognized on the receipt of cash for Common Shares is subject to PRC tax if the holders of such Common Shares are PRC resident individuals. However, neither Parent nor Merger Sub intends to withhold any PRC taxes on the consideration provided to non-PRC resident stockholders of the Company in connection with the Merger. You should consult your own tax advisor for a full understanding of the tax consequences of the merger to you, including any PRC tax consequences. Please see “Special Factors – Material PRC Income Tax Consequences” beginning on page 67 for additional information.

Regulatory Matters (Page 65)

The Company does not believe that any material federal or state regulatory approvals, filings or notices are required in connection with the merger other than (i) the approvals, filings or notices required under the federal securities laws and the rules and regulations of the NASDAQ Global Market, and (ii) the signing and filing of the articles of merger (and supporting documentation as specified in the NRS) with the Secretary of State of the State of Nevada.

Remedies (Page 92)

Other than certain equitable remedies that Parent may be entitled to, the sole and exclusive remedy (whether at law, in equity, in contract, in tort or otherwise) of the Buyer Group and certain related parties as described in the merger agreement against the Company, its subsidiaries and certain related parties as described in the merger agreement for any loss or damage suffered as a result of any breach of any representation, warranty, covenant or agreement or failure to perform under the merger agreement or other failure of the transactions contemplated by the merger agreement to be consummated shall be Parent’s right to (i) terminate the merger agreement and receive from the Company a termination fee of $1,000,000, and (ii) receive reimbursement and interest if such termination fee is not paid when due and in accordance with the merger agreement.

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Other than certain equitable remedies that the Company may be entitled to, the sole and exclusive remedy (whether at law, in equity, in contract, in tort or otherwise) of the Company, its subsidiaries and certain related parties as described in the merger agreement against the Buyer Group and certain related parties as described in the merger agreement for any loss or damage suffered as a result of any breach of any representation, warranty, covenant or agreement or failure to perform under the merger agreement or other failure of the transactions contemplated by the merger agreement to be consummated shall be the Company’s right to (i) terminate the merger agreement and receive from Parent a termination fee in an amount equal to the sum of (x) of $2,000,000 and the guarantee of such obligation pursuant to the Limited Guarantee and (y) certain reasonable and documented out-of-pocket expenses incurred by the Company and the Special Committee in connection with the merger, as set forth in the merger agreement, and (ii) receive reimbursement and interest if such termination fee is not paid when due and in accordance with the merger agreement.

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER

The following questions and answers briefly address some questions you may have regarding the special meeting and the merger. These questions and answers may not address all questions that may be important to you as a stockholder of the Company. Please refer to the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to or incorporated by reference in this proxy statement.

Q:	Why am I receiving this proxy statement?
A:	On June 15, 2020, we entered into the merger agreement with Parent and Merger Sub. You are receiving this proxy statement in connection with the solicitation of proxies by the Board on behalf of the Company in favor of the proposal to authorize and approve the merger agreement and the transactions, including the merger, at a special meeting or at any adjournment of such special meeting.
Q:	When and where will the special meeting be held?
A:	The special meeting will take place on November 5, 2020, at 9:00 a.m. (Beijing Time) at No. 9 Dalian North Road, Haping Road Centralized Industrial Park, Harbin Development Zone, Heilongjiang Province, P. R. China.
Q:	What am I being asked to vote on?
A:	You will be asked to consider and vote on the following proposals: (a) to authorize and approve the merger agreement and the transactions, including the merger; and (b) to approve the adjournment or postponement of the Special Meeting from time to time if necessary or advisable (as determined by the Company in accordance with the terms of the merger agreement), including to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the then-scheduled date and time of the Special Meeting.
Q:	What is the merger?
A:	The merger is a going-private transaction pursuant to which Merger Sub will merge with and into the Company. Once the merger agreement is authorized and approved by the stockholders of the Company and the other closing conditions under the merger agreement have been satisfied or waived, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation after the merger. If the merger is completed, the Company will be a privately held company beneficially owned by the Buyer Group, and as a result of the merger, the Common Shares will no longer be listed on the NASDAQ, and the Company will cease to be a publicly traded company.
Q:	What will I receive in the merger?
A:	If you own Common Shares and the merger is completed, you will be entitled to receive $1.2 in cash for each Common Share (other than the Rollover Shares) you own as of the effective time of the merger, without interest thereon and less any required withholding taxes. For example, if you own 100 Common Shares, you will receive $120 in cash in exchange for your Common Shares, less any required withholding taxes. You will not own any shares of capital stock of the surviving corporation.

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Q:	After the merger is completed, how will I receive the Merger Consideration for my Common Shares?
A:	If you are a registered holder of Common Shares, promptly after the effective time of the merger (in any event within five business days after the Effective Time), a paying agent appointed by Parent will mail you (i) a letter of transmittal specifying how the delivery of the Merger Consideration to you will be effected and (ii) instructions for effecting the surrender of share certificates in exchange for the applicable Merger Consideration. You will receive cash for your Common Shares from the paying agent after you comply with these instructions. Upon surrender of your share certificates or a declaration of loss or non-receipt, you will receive an amount equal to the number of your Common Shares multiplied by $1.2 in cash, without interest and net of any applicable withholding tax, in exchange for the cancellation of your Common Shares. The Merger Consideration may be subject to U.S. federal income tax backup withholding if the paying agent has not received from you a properly completed and signed U.S. Internal Revenue Service Form W-8 or W-9.

If your Common Shares are held in “street name” by your broker, bank or other nominee, you will receive instructions from your broker, bank or other nominee on how to surrender your Common Shares and receive the Merger Consideration for those Common Shares.

Q:	What effects will the merger have on the Company?
A:	As a result of the merger, the Company will cease to be a publicly-traded company and will be beneficially owned by the Buyer Group. Your Common Shares in the Company will be cancelled, and you will no longer have any interest in our future earnings or growth. Following consummation of the merger, the registration of our Common Shares and our reporting obligations with respect to our Common Shares under the Exchange Act, will be terminated upon application to the SEC. In addition, upon completion of the merger, our Common Shares will no longer be listed or traded on any stock exchange, including the NASDAQ.
Q:	When do you expect the merger to be completed?
A:	We are working toward completing the merger as quickly as possible and currently expect the merger to close in the third quarter of 2020. In order to complete the merger, we must obtain the Requisite Company Vote of the merger at the special meeting and the other closing conditions under the merger agreement must be satisfied or waived in accordance with the merger agreement.
Q:	What happens if the merger is not completed?
A:	If our stockholders do not authorize and approve the merger agreement and the transactions contemplated by the merger agreement, including the merger, or if the merger is not completed for any other reason, our stockholders will not receive any payment for their Common Shares pursuant to the merger agreement. In addition, the Company will remain a publicly traded company. The Common Shares will continue to be listed and traded on the NASDAQ, provided that the Company continues to meet the NASDAQ’s listing requirements. In addition, the Company will remain subject to SEC reporting obligations. Therefore, our stockholders will continue to be subject to similar risks and opportunities as they currently are with respect to their ownership of our Common Shares.

Under specified circumstances in which the merger agreement is terminated, the Company may be required to pay Parent a termination fee, or Parent may be required to pay the Company a termination fee, in each case, as described under the caption “The Merger Agreement – Termination Fees and Reimbursement of Expenses” beginning on page 91.

Q:	What vote is required to approve each proposal?
A:	Approval required for Proposal 1: If a quorum is present at the Special Meeting, the approval of the merger agreement and the transactions contemplated by the merger agreement, including the merger, requires the affirmative vote (in person or by proxy) of (i) the holders of a majority of the voting power of the outstanding Common Shares and Preferred Shares entitled to vote thereon, voting together as a single class, with the holders of Preferred Shares being entitled to a voting power equivalent to 40% of the combined voting power of the share capital of the Company, and (ii) the holders of a majority of the outstanding Preferred Shares entitled to vote thereon, voting as a single class.

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At the close of business in the State of Nevada on September 29, 2020, the Record Date for the Special Meeting, we expect that there will be 70,548,841 Common Shares and 1,000,000 Preferred Shares issued and outstanding and entitled to vote at the special meeting. Each holder of Common Shares has one vote for each Common Share held, and the holders of Preferred Shares are entitled to a voting power equivalent to 40% of the combined voting power of the entire Company’s Shares. Pursuant to the Support Agreement, the Rollover Stockholders have agreed, subject to the terms and conditions of the Support Agreement, to vote the Rollover Shares in favor of the approval and adoption of the merger agreement and the transactions contemplated thereby, including the merger. As of the date of this proxy statement, the Rollover Stockholders beneficially own 34,865,054 Common Shares and 1,000,000 Preferred Shares, representing approximately 69.7% of the voting power and approximately 50.1% of the share capital of the Company. Accordingly, the Buyer Group has the requisite voting power and ability at the Special Meeting to unilaterally cause the approval of the merger agreement by the requisite vote of Company’s stockholders (without any need for any additional votes by any other Company stockholder).

Approval Required for Proposal 2:   If a quorum is present, the proposal to adjourn or postpone the Special Meeting, from time to time if necessary or advisable (as determined by the Company in accordance with the terms of the merger agreement), including to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the then-scheduled date and time of the Special Meeting, whether in person or by proxy, would be approved if the number of votes cast in favor of the adjournment exceeds the number of votes cast in opposition of the adjournment.

Q:	How does the Board recommend that I vote on the proposals?
A:	After careful consideration and upon the unanimous recommendation of the Special Committee and on behalf of the Company, our Board recommends that you vote:
•	“FOR” the proposal to authorize and approve the merger agreement and the transactions contemplated by the merger agreement, including the merger; and
•	“FOR” the proposal to adjourn or postpone the Special Meeting from time to time if necessary or advisable (as determined by the Company in accordance with the terms of the merger agreement), including to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the then-scheduled date and time of the Special Meeting.
Q:	Who is entitled to vote at the Special Meeting?
A:	The Record Date is September 29, 2020. Only stockholders entered in the register of stockholders of the Company at the close of business in the State of Nevada on the Record Date or their proxy holders are entitled to vote at the Special Meeting or any adjournment thereof.
Q:	What constitutes a quorum for the Special Meeting?
A:	Holders of a majority of the voting power of the Company’s outstanding Shares as of the close of business on the Record Date must be present, in person or by proxy (regardless of whether the proxy has authority to vote on all matters), at the Special Meeting to achieve the required quorum for the transaction of business at the Special Meeting.

Abstentions are included in determining the number of votes present or representing at the Special Meeting for purposes of determining whether a quorum exists, but broker non-votes will not be counted as present in person or by proxy at the Special Meeting.

Assuming that the Rollover Stockholders comply with their voting undertakings under the Support Agreement, a quorum will be present at the Special Meeting.

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Q:	How do I vote if my Common Shares are registered in my name?
A:	If Common Shares are registered in your name as of the Record Date, you should simply indicate on your proxy card how you want to vote, and sign and mail your proxy card in the enclosed return envelope, or submit your proxy by telephone, facsimile or internet, as soon as possible but in any event at least 48 hours before the time of the Special Meeting so that your Common Shares will be represented and may be voted at the Special Meeting.

Alternatively, you can attend the Special Meeting and vote in person. If you decide to sign and send in your proxy card, and do not indicate how you want to vote, the Common Shares represented by your proxy will be voted “FOR” the proposal to authorize and approve the merger agreement and transactions contemplated by the merger agreement, including the merger and “FOR” the proposal to adjourn and postpone the Special Meeting from time to time if necessary or advisable (as determined by the Company in accordance with the terms of the merger agreement), including to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the then-scheduled date and time of the Special Meeting, unless you appoint a person other than the chairman of the meeting as proxy, in which case the Common Shares represented by your proxy card will be voted (or not submitted for voting) as your proxy determines. If your Common Shares are held by your broker, bank or other nominee, please see below for additional information.

Q:	If my Common Shares are held in a brokerage or other nominee account, will my broker vote my Common Shares on my behalf?
A:	If you are a beneficial owner of Common Shares held in “street name” and do not provide the broker, nominee, fiduciary or other custodian through which you hold your Common Shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your Common Shares may generally vote on routine matters but cannot vote on non-routine matters. We believe that the proposals set forth in this Proxy Statement will not be considered to be routine matters. If the organization that holds your Common Shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your Common Shares will inform us that it does not have the authority to vote on this matter with respect to your Common Shares. This is generally referred to as a “broker non-vote.” When we tabulate the votes for any particular matter, broker non-votes will not be counted for purposes of determining whether a quorum is present. Your broker or nominee will usually provide you with the appropriate instruction form at the time you receive this Proxy Statement. We encourage you to provide voting instructions to the organization that holds your Common Shares by carefully following the instructions in the voting instruction form.

If you do not instruct your bank, brokerage firm or other nominee to vote your Common Shares, your Common Shares will not be voted on any of the proposals described in this Proxy Statement, which will have the same effect as a vote “AGAINST” the proposal to approve the merger agreement and the proposal to adjourn and postpone the Special Meeting.

Q:	What are the effects of abstentions and broker non-votes?

A:	Abstentions

Pursuant to Nevada law, abstentions are counted as present for purposes of determining the presence of a quorum; however, abstentions will not be counted as votes cast “FOR” or “AGAINST” any proposal. Because each of the proposal to approve the merger agreement and the approval to adjourn or postpone the Special Meeting requires the affirmative vote of a majority of our outstanding Common Shares entitled to vote thereon at the Special Meeting, an abstention will have the same effect as a vote “AGAINST” the proposal to approve the merger agreement and the approval to adjourn or postpone the Special Meeting.

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Abstentions will have no effect on the voting results for any other proposal described in this Proxy Statement.

Broker “non-votes”

Under applicable exchange rules, if a broker, bank or other institution that holds shares in “street name” for a customer does not receive voting instructions from that customer, the broker may vote on only certain “routine” matters. For “non-routine” matters, which include all proposals contained in this Proxy Statement, a broker may not vote on such matters unless it receives voting instructions from the customer for whom it holds Common Shares. A broker “non-vote” occurs when a broker does not receive such voting instructions from its customer on “non-routine” matters. Broker non-votes are not counted for purposes of determining the presence of a quorum; they will not be counted as votes cast “FOR” or “AGAINST” any proposal and will have no effect on the voting results for any proposal, other than the proposal to approve the merger agreement and the proposal to adjourn or postpone the Special Meeting, for which a broker non-vote will have the effect of a vote “AGAINST” approval of the merger agreement and the proposal to adjourn or postpone the Special Meeting.

Because all proposals in this Proxy Statement are considered “non-routine” matters under applicable exchange rules, we urge you to give voting instructions to your broker.

If any “routine” matters are properly brought before the Special Meeting, then brokers holding shares in street name may vote those shares in their discretion for any such routine matters.

Q:	Will my Common Shares be voted if I do not provide my proxy?
A:	If you are the stockholder of record and you do not vote or provide a proxy, your Common Shares will not be voted.

If your Common Shares are held in “street name”, they may not be voted if you do not provide the bank, brokerage firm or other nominee with voting instructions. Currently, banks, brokerage firms or other nominees have the authority under The NASDAQ Global Market rules to vote Common Shares for which their customers do not provide voting instructions on certain “routine” matters.

However, banks, brokerage firms or other nominees are precluded from exercising their voting discretion with respect to approving non-routine matters, which include all proposals described in this Proxy Statement, and, as a result, absent specific instructions from the beneficial owner of Common Shares held in street name, banks, brokerage firms or other nominees are not empowered to vote those shares.

Q:	May I change my vote?
A:	Yes, you may change your vote in one of three ways:
•	first, you may revoke a proxy by written notice of revocation given to the chairman of the special meeting before the special meeting commences. Any written notice revoking a proxy should be sent to No. 9 Dalian North Road, Haping Road Centralized Industrial Park, Harbin Development Zone, Heilongjiang Province, PRC;
•	second, you may complete, date and submit a new proxy card bearing a later date than the proxy card sought to be revoked to the Company no less than 48 hours prior to the Special Meeting; or
•	third, you may attend the Special Meeting and vote in person. Attendance, by itself, will not revoke a proxy. It will only be revoked if the stockholder actually votes at the Special Meeting.

If you hold Common Shares through a broker, bank or other nominee and have instructed the broker, bank or other nominee to vote your Common Shares, you must follow directions received from the broker, bank or other nominee to change your instructions.

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Q:	What should I do if I receive more than one set of voting materials?
A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement or multiple proxy or voting instruction cards. For example, if you hold your Common Shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold Common Shares. If you are a holder of record and your Common Shares are registered in more than one name, you will receive more than one proxy card. Please submit each proxy card that you receive.
Q:	What happens if I sell my Common Shares before the Special Meeting?
A:	The Record Date for determining stockholders entitled to vote at the Special Meeting is earlier than the date of the Special Meeting and the date that the merger is expected to be consummated. If you transfer your Common Shares after the Record Date but before the Special Meeting, you will retain your right to vote at the Special Meeting unless you have given, and not revoked, a valid proxy to the person to whom you transfer your Common Shares, but will transfer the right to receive the Merger Consideration in cash without interest to such person, so long as such person is registered as the owner of such Common Shares when the merger is consummated. In such case, your vote is still very important and you are encouraged to vote.
Q:	Am I entitled to dissenter rights?
A:	The holders of Common Shares are not entitled to dissenters’ rights in connection with the merger. The holders of Preferred Shares will be entitled to dissenters’ rights only if they comply with the Nevada law procedures summarized in the section entitled “Dissenter Rights” beginning on page 93. All the holders of Preferred Shares have irrevocably and unconditionally waived any and all of his or its dissenter’s rights in connection with the merger and all transactions contemplated by the merger agreement with respect to any and all Preferred Shares beneficially owned by him or it.
Q:	Will any proxy solicitors be used in connection with the special meeting?
A:	No. The Company does not plan to engage a proxy solicitor to assist in the solicitation of proxies.

Q:	How will our directors and executive officers vote on the proposal to authorize and approve the merger agreement?
A:

Our directors and current executive officers have informed us that, as of the date of this proxy statement, they intend to vote their Common Shares in favor of the approval and adoption of the merger agreement and the transactions contemplated thereby, including the Merger, but none of the Company’s directors or executive officers other than the Chairman has entered into any agreement obligating any of them to do so. Our directors and executive officers as a group owned and were entitled to vote 35,875,933 Common Shares and 1,000,000 Preferred Shares, representing approximately 51.5% of the outstanding share capital of the Company on that date.

You should read “Special Factors – Reasons for the Merger and Recommendation of the Special Committee and the Board” beginning on page 28 for a discussion of the factors that our Special Committee and the Board considered in deciding to recommend the adoption of the merger agreement. In addition, in considering the recommendation of the Special Committee and the Board with respect to the merger agreement, you should be aware that some of the Company’s directors and officers may have interests that are different from, or in addition to, the interests of our stockholders generally. See “Special Factors – Interests of Certain Persons in the Merger” beginning on page 60 for additional information.

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Q:	Will any other matters be voted on at the Special Meeting?
A:	As of the date of this Proxy Statement, our management knows of no other matter that will be presented for consideration at the Special Meeting other than those matters discussed in this Proxy Statement.
Q:	Who will pay for this proxy solicitation?
A:	We will pay the cost of preparing, assembling and mailing this Proxy Statement, the notice of meeting and the enclosed proxy card. Our directors, officers and employees may solicit proxies in person or by telephone, mail, e-mail or facsimile. These persons will not be paid additional remuneration for their efforts. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy materials to the beneficial owners of our Common Shares and to request authority for the execution of proxies, and we may reimburse such persons for their expenses incurred in connection with these activities.
Q:	If I am a holder of certificated Common Shares, should I send in my stock certificates now?
A:	No. After the merger is completed, you will be sent a letter of transmittal with detailed written instructions for exchanging your stock certificates for the Merger Consideration. Please do not send in your certificates now.

All holders of uncertificated Common Shares (i.e., holders whose Common Shares are held in book entry) will automatically receive their cash consideration shortly after the merger is completed without any further action required on the part of such holders. If your Common Shares are held in “street name” by your broker, bank or other nominee you will receive instructions from your broker, bank or other nominee as to how to effect the surrender of your share certificates in exchange for the Merger Consideration.

Q:	What do I need to do now?

A:	We urge you to read this proxy statement carefully, including its annexes, exhibits, attachments and the other documents referred to herein and to consider how the merger affects you as a stockholder. After you have done so, please vote as soon as possible.

Q:	Who can help answer my questions?
A:	If you have any questions or need assistance in voting your Common Shares, you can contact Investor Relations, China XD Plastics Company Limited, at +1 (212) 747-1118 or at cxdc-ir@chinaxd.net.

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SPECIAL FACTORS

Background of the Merger

Events leading to the execution of the merger agreement described in this Background of the Merger occurred in China and Hong Kong. As a result, China Standard Time is used for all dates and times given.

The Board and senior management of the Company have been reviewing periodically the Company’s long-term strategic plan with the goal of maximizing stockholder value. As part of this ongoing process, the Board and senior management of the Company have also periodically reviewed strategic alternatives that may be available to the Company.

On February 16, 2017, the Chairman, the Chairman SPV and MSPEA Modified Plastics Holding Limited, an affiliate of Morgan Stanley Private Equity Asia III, Inc., formed a consortium (collectively, the “2017 Buyer Group”) and submitted a preliminary, non-binding letter (the “2017 Proposal”) to the Board, proposing to acquire all of the Common Shares of the Company not already owned by the consortium at US$5.21 per share in cash in a take-private transaction. Under the 2017 Proposal, the 2017 Buyer Group would fund the proposed transaction through a combination of equity and debt financing, subject to obtaining the necessary debt financing. The equity financing would be in the form of rolling over the Company shares owned by each member of the 2017 Buyer Group.

After receiving the 2017 Proposal, the Board of the Company formed a special committee (the “2017 Special Committee”) of disinterested directors to evaluate and review the proposal. The 2017 Special Committee was composed of the following independent directors of the Company: Mr. Lawrence W. Leighton, Mr. Feng Li, and Mr. Linyuan Zhai, with Mr. Leighton serving as chairman of the 2017 Special Committee. The 2017 Special Committee was responsible for evaluating, negotiating and recommending to the Board any proposals involving a strategic transaction by the Company with one or more third parties. On February 16, 2017, the Company issued a press release regarding the establishment of the 2017 Special Committee, and furnished the press release as an exhibit to its current report on Form 8-K.

On May 15, 2017, Mr. Leighton tendered his resignation from the Board for personal reasons, effective immediately. In light of Mr. Leighton's resignation, the 2017 Special Committee then consisted of two members, Mr. Li and Mr. Zhai, with Mr. Li acting as the chairman. On May 17, 2017, the Company issued a press release regarding the resignation of Mr. Leighton, and furnished the press release as an exhibit to its current report on Form 8-K.

As of June 5, 2017, the 2017 Special Committee had retained Duff & Phelps, LLC and Duff & Phelps Securities, LLC as the 2017 Special Committee's independent financial advisors, Davis Polk & Wardwell LLP as its U.S. legal counsel and Brownstein Hyatt Farber Schreck, LLP as its Nevada legal counsel in connection with its review and evaluation of the 2017 Proposal. On June 5, 2017, the Company issued a press release regarding the engagement of the financial advisors and legal counsels by the 2017 Special Committee, and furnished the press release as an exhibit to its current report on Form 8-K.

From June 2017 to December 2017, legal counsel to the 2017 Special Committee and the 2017 Buyer Group engaged in several rounds of negotiations on the terms of the merger agreement and other transaction documents. No definitive agreement or understanding was reached because the 2017 Buyer Group was unable to obtain the necessary debt financing commitment to fund the proposed transaction.

From December 2017 to December 2018, the 2017 Buyer Group continued to contact financial institutions to explore the potential debt financing arrangements but did not reach any definitive agreement or understanding with any potential debt financing sources on the key commercial terms with respect to such debt financing arrangement.

In or around December 2018, the 2017 Buyer Group, the Company, and a syndicate (“ICBC Syndicate”) led by the Industrial and Commercial Bank of China (Macau) Limited (“ICBC Macau”) started negotiations with respect to certain debt financing arrangements.

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From December 2018 to October 2019, the 2017 Buyer Group and the Company engaged in extensive negotiations with ICBC Macau.

On October 2, 2019, Xinda Holding (HK) Company Limited (“Xinda HK”), a wholly-owned subsidiary of the Company, entered into a facility agreement with the ICBC Syndicate (the “ICBC Loan Agreement”). In addition to the provision of certain credit facility to Xinda HK, the ICBC Syndicate also preliminarily agreed to provide the 2017 Buyer Group with a privatization facility of up to US$100,000,000, subject to the credit approval by ICBC Macau and the terms and conditions to be further negotiated and agreed upon among the parties.

On October 14, 2019, MSPEA Modified Plastics Holding Limited withdrew from the 2017 Buyer Group and informed the Board that it no longer intended to participate in the proposed transaction as contemplated under the 2017 Proposal.

From December 2018 to October 14, 2019 (when MSPEA Modified Plastics Holding Limited withdrew from the 2017 Buyer Group), the 2017 Buyer Group did not initiate or hold any substantive discussion or negotiation with the 2017 Special Committee or its advisors, other than the periodical updates on the status of the debt financing.

After MSPEA Modified Plastics Holding Limited’s withdrawal from the 2017 Buyer Group, the Chairman periodically reviewed the Company’s business operations, the general conditions of the Chinese economy, the Company’s industrial sector and generally assessed strategic alternatives, including, but not limited to, a plan that would maintain the Company’s NASDAQ listing and, alternatively, a going private transaction.

On January 1, 2020, the Company received written notices of resignation of Mr. Xin Li (an independent director), Mr. Feng Li (an independent director), and Mr. Qingwei Ma (an executive director) from the Company's Board. Mr. Xin Li, Mr. Feng Li, and Mr. Qingwei Ma all indicated that their decisions to resign from the Company’s Board were based on personal reasons. As a result of the foregoing resignations, there was only one independent director serving on the Board, i.e. Mr. Linyuan Zhai. On January 2, 2020, the Board appointed Mr. Huiyi Chen and Mr. Guanbao Huang to serve as directors of the Company to fill the vacancies created by the resignations of Mr. Xin Li, Mr. Feng Li, and Mr. Qingwei Ma. Mr. Chen was appointed primarily due to his extensive experience in financial management. He has held supervisory and management positions in the Industrial and Commercial Bank of China Limited, the People’s Bank of China, and the Bank of Communication, respectively. Mr. Huang was appointed primarily due to his extensive experience in teaching and research of polymer materials. His research areas include polyester synthesis and modification, resin-based fiber reinforced materials, and cellulose processing. Mr. Huang has published more than 50 academic papers and co-authored or translated three books, and has been the associate professor of Beijing Institute of Fashion Technology since 1994. The Board appointed Mr. Chen as the chairman of the Audit Committee of the Board and a member of the Nominating Committee of the Board, and Mr. Huang as the chairman of the Compensation Committee and a member of the Audit Committee of the Board. The Board determined that both Mr. Chen and Mr. Huang satisfy the “independent” requirement for independent directors pursuant to the listing standards of the Nasdaq Stock Market. On January 2, 2020, the Company filed a current report on Form 8-K regarding the changes of directors with the SEC.

In April and May 2020, the Chairman seriously considered strategic alternatives. The primary factors that influenced the Chairman’s consideration of strategic alternatives included the material adverse impact caused by the outbreak of the COVID-19 pandemic on the Company’s business and operation and the auto industry, the slowdown of China’s automobile production in the long term, which the business of the Company heavily relies on, the uncertainties faced by PRC-based automobile manufacturers and distributors in the past and in the long term after COVID-19, the sustained low trading price of the Company’s Common Shares, and the increasing expenses and burden to comply with the U.S. federal laws, including the U.S. securities laws.

On May 7, 2020, the Chairman and his affiliates (the “Buyer Group”) engaged O’Melveny & Myers LLP (“O’Melveny”) as its U.S. legal advisor in connection with a potential going private transaction involving the Company.

During the period from February 16, 2017 (when the 2017 Buyer Group submitted the 2017 Proposal) until May 8, 2020, no other party expressed any interest in a potential transaction involving the Company.

On May 8, 2020, the Chairman delivered to the Board a preliminary non-binding proposal (the “Proposal”), announcing his intent to acquire all outstanding Common Shares that are not owned by the Buyer Group for cash consideration equal to US$1.1 per share (the “Proposed Transaction”).

On the same day, the Company issued a press release regarding its receipt of the Proposal, and the appointment of Wilson Sonsini Goodrich & Rosati, Professional Corporation (“WSGR”) as the Company’s U.S. legal counsel in connection with the potential “going-private” transaction contemplated by the Proposal. The press release also stated that the Board intended to form a special committee of independent directors to consider this Proposal. On the same day, the Company furnished to the SEC its press release as an exhibit to a current report on Form 8-K

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On May 10, 2020, the Board held a telephonic meeting to discuss, among other things, the Proposal. The Board determined that it was in the best interests of the Company to establish a special committee (the “Special Committee”) consisting of three independent and disinterested directors, Mr. Linyuan Zhai, Mr. Huiyi Chen and Mr. Guanbao Huang, each of whom currently serves as an independent director on the Board and is unaffiliated with the Buyer Group and has the time and experience required for discharging his responsibility as a member of the Special Committee, to consider and evaluate the Proposal. The Special Committee was granted, by way of unanimous written resolutions by the Board on May 10, 2020, the power and authority to (i) establish, approve, modify, monitor and direct the process and procedures related to the review and evaluation of the Proposed Transaction and any alternative transaction, including the authority to determine not to proceed with any such process, procedures, review or evaluation, (ii) respond to any communications, inquiries or proposals regarding the Proposed Transaction or any alternative transaction, (iii) review, evaluate, investigate, pursue and negotiate the terms and conditions of the Proposed Transaction or any alternative transaction, (iv) solicit expressions of interest or other proposals for alternative transactions to the extent the Special Committee deems appropriate, (v) recommend to the Board and the Company whether the Proposed Transaction or any alternative transaction is advisable and is fair to, and in the best interests of, the Company and its stockholders (or any subset of the stockholders of the Company that the Special Committee determines to be appropriate), (vi) recommend rejection or approval of the Proposed Transaction or any alternative transaction to the Board, (vii) effect or recommend to the Board the consummation of the Proposed Transaction or any alternative transaction, (viii) review, analyze, evaluate and monitor all proceedings and activities of the Company related to the Proposed Transaction or any alternative transaction, (ix) take such actions as the Special Committee may deem to be necessary or appropriate in connection with anti-takeover provisions, including, without limitation, actions with respect to the adoption, amendment or redemption of a stockholder rights plan, (x) investigate the Company and any prospective acquirers, the Proposed Transaction or alternative transaction and matters related thereto as it deems appropriate, (xi) review and comment upon any and all documents and other instruments used in connection with the Proposed Transaction or any alternative transaction, including any and all materials to be filed with the SEC and other governmental and non-governmental persons and entities, (xii) authorize the issuance of press releases and other public statements, including filings with the SEC and other governmental and non-governmental persons and entities as the Special Committee considers appropriate regarding the Proposed Transaction or any alternative transaction or consideration thereof, and (xiii) take such other actions as the Special Committee may deem to be necessary or appropriate for the Special Committee to discharge its duties.

On the same day, the Special Committee held its first telephonic meeting. The members of the Special Committee unanimously decided that Mr. Huiyi Chen shall be elected as the chairman of the Special Committee. The Special Committee also determined to retain Hogan Lovells as its U.S. legal advisor to assist the Special Committee in evaluating and negotiating the Proposed Transaction or any alternative transaction. The Special Committee’s decision was based on, among other factors, Hogan Lovells’ qualifications and extensive experience with mergers and acquisitions transactions, including its prior representation of special committees in going private transactions, and its significant history of working with China-based companies. During the meeting, Hogan Lovells gave a detailed explanation of the Special Committee’s fiduciary duties as directors of the Company in the Proposed Transaction, noting, among other things, that each member of the Special Committee owes fiduciary duties to the Company, including to act bona fide in the best interests of the Company as a whole and not to allow his personal interests to conflict with his duties to the Company. Hogan Lovells further noted that the Special Committee should be mindful in establishing a rigorous and fair process throughout the going-private process that is designed to maximize stockholder value.

During the meeting, the Special Committee also discussed draft communications and confidentiality guidelines prepared by Hogan Lovells for directors, officers and employees of the Company to follow in light of and in connection with the Proposed Transaction and any alternative transaction, including guidelines on what information can and should be provided to the Buyer Group and to third parties involved in or potentially interested in pursuing an alternative transaction, and the circumstances and conditions under which such information should be provided. The guidelines were adopted by the Special Committee and subsequently delivered to the management of the Company on May 14, 2020.

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The Special Committee then considered the selection of the investment banks as financial advisor to the Special Committee from aspects including experience with similar transactions, reputation, knowledge of the relevant industry, fee proposals, and relevant qualifications of team members and potential conflicts of interests thereof. After discussion, the Special Committee decided to engage Duff & Phelps, LLC (“Duff & Phelps”) as its financial advisor. Among the reasons for Duff & Phelps’ selection were its extensive experience in mergers and acquisitions transactions, its strong reputation, its significant experience dealing with China-based companies, and its lack of existing material relationships with the Company or the Buyer Group. The Special Committee instructed Hogan Lovells to reach out to Duff & Phelps to finalize the engagement letter for the engagement. Hogan Lovells then, on behalf of the Company, subsequently entered into an engagement letter with Duff & Phelps on May 12, 2020.

On May 11, 2020, the Company issued a press release regarding the establishment of the Special Committee, and furnished the press release as an exhibit to its current report on Form 8-K.

On May 15, 2020, the Company issued a press release regarding the Special Committee’s appointment of Hogan Lovells as its U.S. legal advisor and the appointment of Duff & Phelps as its financial advisor, and furnished the press release as an exhibit to its current report on Form 8-K.

On May 18, 2020, the Special Committee convened a meeting by telephone with Hogan Lovells and Duff & Phelps. Duff & Phelps briefly discussed the process and the financial advisor’s responsibilities in the Proposed Transaction, including key work streams, the potential process and the indicative timetable of a typical going-private transaction, and the financial due diligence work it needs to conduct in order to deliver its opinion regarding the valuation for the Company. The Special Committee then authorized Duff & Phelps to commence its due diligence on the Company as necessary for Duff & Phelps to conduct its valuation for the Company. The Special Committee also requested that Hogan Lovells (i) seek to obtain clarification from the Buyer Group as to the deal structure of the Proposed Transaction, and (ii) engage in discussions with the Buyer Group to better understand their financing plan and corresponding timing in connection with their Proposal.

Later on the same day, representatives of Duff & Phelps reached out to the Company to commence its financial due diligence with respect to the Company.

On May 19, 2020, the Company made available to the Special Committee emails sent from a number of individual stockholders who are minority stockholders of the Company, claiming that the offer price of $1.1 is too low.

On May 20, 2020, Duff & Phelps sent the Company a preliminary financial due diligence request list, which included, among other things, a request for the financial projections of the Company.

On May 21, 2020, Duff & Phelps and Hogan Lovells held a telephonic meeting with the Chairman and O’Melveny. During the meeting, the Chairman confirmed that he would neither sell his shares in the Company nor participate in any alternative transaction. The Chairman also indicated that the Company had approximately RMB1 billion cash available within the PRC to finance the Proposed Transaction and repay the full amount of the outstanding principal and the accrued and unpaid interests under the ICBC Loan Agreement.

On May 22, 2020, O’Melveny sent an initial draft of the merger agreement to Hogan Lovells.

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On May 25, 2020, the Special Committee held a telephonic meeting with Hogan Lovells and Duff & Phelps. During the meeting, Duff & Phelps provided the Special Committee with an update on the Proposed Transaction and that it expected to receive the Company’s financial projections prepared by the management of the Company within that week, which would facilitate its valuation analysis. Hogan Lovells then provided the Special Committee with an overview of the discussion during the call among Hogan Lovells, Duff & Phelps, the Chairman and his legal counsel, O’Melveny, on May 21, 2020. The Special Committee further discussed how to best assess whether the Proposed Transaction was likely the best alternative available, including whether it was necessary to perform a market check. After taking into consideration all available facts, including that (i) the Buyer Group owned shares in the Company representing approximately 70% of the outstanding voting power and the Buyer Group’s ability to veto any other transaction at a stockholders’ meeting, (ii) the Buyer Group’s clear indication that it was committed to the current proposal and not any potential proposal from a third party, (iii) no other party had expressed an interest in a transaction with the Company since the announcement of the Proposed Transaction, and (iv) that the Special Committee may change its recommendation of the current proposal to pursue alternative transactions in accordance with the terms of the merger agreement, the Special Committee came to the view that, although it would not pursue an active market check at this stage of the privatization process, it would remain open to any competing bids received or alternative transactions available. The Special Committee also instructed Hogan Lovells to follow up with the Buyer Group regarding its detailed financing plan. At the same meeting, Hogan Lovells provided the Special Committee with an overview of principal issues contained in the first draft of the merger agreement that Hogan Lovells received from O’Melveny on May 22, 2020, which include, among other things: (i) the Buyer Group’s proposed financing arrangements and use of company cash, and (ii) the absence of a “majority of the minority vote” requirement. The Special Committee specifically discussed at length with its advisors regarding the possibility of using the company cash in the proposed transaction. The Special Committee noted that, among other things, (x) it is not legally prohibited to use company cash as part of the consideration in a going-private transaction of this type, and the use of company cash is not uncommon in recent going private transactions involving China-based companies listed in the United States, (y) the capex need, indebtedness and insolvency are among the factors that the Company shall consider in deciding whether to permit the use of company cash in a going-private transaction, (z) the availability of cash in U.S. dollars to potentially fund the merger at closing shall be taken into account. The Special Committee noted that the Company and its subsidiaries hold a substantial amount of cash in RMB in bank accounts in China, and that a take-private transaction like the Proposed Transaction is typically funded by cash in U.S. dollars outside China. After robust discussion, the Special Committee decided to reject the Company’s representations and covenants regarding the amount of available cash of the Company in U.S. dollars outside China and the obligations of the Company to transfer the Company cash out of China as proposed by the Buyer Group in the draft merger agreement, and to ask for a “majority of the minority vote” closing condition in the merger agreement.

On May 28, 2020, O’Melveny sent the first draft of the equity commitment letter to be issued by the Chairman to Parent, and the first draft of the equity contribution and voting agreement (the “Support Agreement”) to Hogan Lovells. In response to Hogan Lovells’ inquiry of Buyer Group’s financing plan, O’Melveny also informed Hogan Lovells of the Buyer Group’s plan to fund the Proposed Transaction with cash on hand and available offshore cash of the Company and its subsidiaries.

On May 29, 2020, Hogan Lovells sent the revised draft merger agreement to O’Melveny.

On June 1, 2020, the Special Committee held a telephonic meeting with Hogan Lovells and Duff & Phelps. During the meeting, the Special Committee discussed the status of the financial due diligence with its advisors. Hogan Lovells also reported that the Buyer Group’s financing plan consists of its cash on hand and available cash of the Company and its subsidiaries, through dividend distribution from the Company’s PRC onshore subsidiaries to offshore subsidiaries and that in case there is any shortfall, the Buyer Group will obtain debt financing. The Special Committee considered the proposed financing plan and urged its advisors to follow up with the Buyer Group to obtain details about the proposed dividend distribution and any alternative debt financing plan. The Special Committee further instructed its advisors to communicate with the Buyer Group regarding a price increase.

On June 2, 2020, O’Melveny sent the first draft of the limited guarantee to be issued by the Chairman, the revised draft of merger agreement and certain documents in relation to the financing plan to Hogan Lovells.

On June 4, 2020, Hogan Lovells presented a list of key issues contained in the revised draft of the merger agreement, which included, among other things, (i) “intervening event” not being a trigger for a change in the Board’s recommendation, (ii) the company cash covenants stipulating that the Company should procure the distribution of profits of its certain onshore subsidiary to its offshore subsidiary after the signing of the merger agreement, and (iii) the closing conditions, including the absence of a “majority of the minority vote” requirement, and a condition for the benefit of the Buyer Group that the Company have no less than a certain amount of available offshore cash. After considering the views of its advisors, the Special Committee agreed on a proposed response to the key issues in the merger agreement, including, among other things, (i) requesting that the Company have the ability to change its recommendation and to terminate the agreement if an intervening event occurs, (ii) rejecting the covenants of the Company regarding cross-border distribution of profits by the Company’s subsidiaries, (iii) rejecting the closing condition relating to the amount of available offshore cash of the Company, and (iv) requesting the Buyer Group to provide the procedures and timetable for making the cross-border profit distribution. Upon recommendation of Duff & Phelps, the Special Committee then decided to request the Buyer Group to increase the offer price. On the ensuing day, Hogan Lovells sent the revised draft merger agreement and an email requesting the Buyer Group to increase the offer price to O’Melveny. The request was not made for a specific price or range of prices.

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On June 5, 2020, O’Melveny held a telephonic meeting with Hogan Lovells and discussed the outstanding key terms in the transaction documents.

On June 7, 2020, O’Melveny sent Hogan Lovells the action plan and estimated timeline to complete the cash dividend distribution from the Company’s onshore subsidiary to the Company’s offshore subsidiary.

On June 8, 2020, the Special Committee held a telephonic meeting with Hogan Lovells and Duff & Phelps. During the meeting, the Special Committee discussed with its advisors the status of the financial due diligence. Hogan Lovells also reported that the Buyer Group had provided the detailed cash distribution action plan and an estimated timeline regarding the cash distribution from a certain PRC onshore subsidiary of the Company to a certain offshore subsidiary. Specifically, (i) the Buyer Group had confirmed that no approval from the State Administration of Foreign Exchange or its local counterpart was required to complete the cross-border profit distribution; (ii) the Company intended to conduct the cross-border profit distribution via four different commercial banks, and (iii) it would take approximately two months to complete the cross-border profit distribution. The Special Committee then discussed the Company's projected operating cash requirements which were consistent with the Company’s past practice with its advisors. During the discussion, the Special Committee considered that (i) the potential utilization of the Company’s cash does not appear to affect the Company’s business operation in the ordinary course; and (ii) the Company will become wholly owned by the Buyer Group post-merger; and therefore, if the Company's operations post-merger require additional cash flow after the utilization of the Company's cash during the merger, it is ultimately the Buyer Group's responsibility to provide capital injections to the Company following the merger.

On June 8, 2020, O’Melveny sent Hogan Lovells revised drafts of the merger agreement, support agreement and equity commitment letter.

On June 9, 2020, Hogan Lovells had a telephonic meeting with O’Melveny to clarify certain issues in the draft transaction documents, among others, (i) the reason for the deletion of the “Intervening Event”, (ii) certain representations and warranties given by the Company, and (iii) whether the Buyer Group should explicitly waive the dissenter’s right in the Support Agreement.

On June 10, 2020, Hogan Lovells sent O’Melveny revised drafts of the merger agreement, support agreement, limited guarantee and equity commitment letter.

On June 11, 2020, O’Melveny, representatives of Buyer Group, Duff & Phelps and Hogan Lovells had a telephonic meeting to discuss the potential increase in offer price. Representatives of the Buyer Group explained that the Buyer Group was unable to raise the offer price because of a multitude of factors, including (i) the slowdown of China’s automobile production in the long term, which the business of the Company heavily relies on, (ii) the material adverse impact on the Company’s performance and operations caused by the outbreak of COVID-19 was expected to continue throughout 2020, and (iii) the current offer price already represented a premium of approximately 20% to the average closing price of the Company’s Common Shares during the last 30 trading days when the Proposal was announced.

On June 12, 2020, O’Melveny sent Hogan Lovells revised drafts of the merger agreement, support agreement, limited guarantee and equity commitment letter.

During the course of the next few days, Hogan Lovells and O’Melveny, through an exchange of multiple drafts and telephonic meetings, continued to negotiate the terms of the merger agreement, equity commitment letter, limited guarantee, support agreement and related documentation.

After the telephonic meeting with Duff & Phelps and Hogan Lovells, the Buyer Group reconsidered the request by Duff & Phelps to increase the offer price. In order to expedite the process and deliver greater value to the unaffiliated security holders, the Buyer Group decided to increase the offer price from US$1.1 to US$1.2 per share. On June 14, 2020, O’Melveny sent to Hogan Lovells a revised draft of the merger agreement reflecting the Buyer Group’s revised positions on the outstanding issues of the merger agreement including, among other things, a revised and increased offer price of $1.2 per share from its original offer price of $1.1 in the Proposal.

On June 14, 2020, Hogan Lovells presented the revised drafts of the transaction documents to the Special Committee, noting that (i) the offer price was increased from US$1.1 to US$1.2 per share, (ii) the Proposed Transaction will be funded through a combination of the Chairman’s equity commitment of US$5,000,000 and available offshore cash of the Company and its subsidiaries and the Chairman may seek alternative debt financing, and (iii) the Proposed Transaction required the affirmative vote (in person or by proxy) of (a) the holders of a majority of the voting power of the outstanding Common Shares and Preferred Shares entitled to vote thereon, voting together as a single class, with the holders of Preferred Shares being entitled to a voting power equivalent to 40% of the combined voting power of the share capital of the Company, and (b) the holders of a majority of the outstanding Preferred Shares entitled to vote thereon, voting as a single class.

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On June 15, 2020, the Special Committee held a telephonic meeting with Hogan Lovells and Duff & Phelps. Hogan Lovells reviewed the fiduciary duties applicable to the Special Committee in connection with the Proposed Transaction and the key terms in the merger agreement and the related transaction documents. Duff & Phelps then presented its financial analysis to the Special Committee and provided its oral opinion, which was subsequently confirmed in writing and is attached hereto as Annex B, to the effect that, as of June 15, 2020, and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations set forth in the opinion, the $1.2 per share cash merger consideration (without interest thereon and less any required withholding taxes) (“Merger Consideration”) to be received by the holders of Common Shares (other than holders of Excluded Shares), pursuant to the merger agreement was fair, from a financial point of view, to such holders (without giving effect to any impact of the merger on any particular holder of Common Shares other than in its capacity as a holder of Common Shares). Please see “Special Factors – Opinion of the Special Committee’s Financial Advisor” beginning on page 40 for additional information regarding the financial analysis performed by Duff & Phelps and the opinion rendered by Duff & Phelps to the Special Committee. The full text of the written opinion of Duff & Phelps to the Special Committee, dated June 15, 2020, is attached as Annex B to this proxy statement. After considering the presentations of Hogan Lovells and Duff & Phelps, including Duff & Phelps’ fairness opinion, and taking into account the other factors described below under the heading titled “Special Factors–Reasons for the Merger and Recommendation of the Special Committee and the Board”, the Special Committee then unanimously (i) determined that it is fair (both substantively and procedurally) to and in the best interests of the Company and its unaffiliated security holders and declared it advisable to enter into the merger agreement and the transaction agreements contemplated by the merger agreement to which it is a party, (ii) recommended that the Board authorize and approve the execution, delivery and performance of the merger agreement and the transaction agreements contemplated by the merger agreement and the consummation of the transactions contemplated thereby, including the merger, (iii) recommended that the Board (a) determine that the terms of the merger and the other transactions contemplated by the merger agreement are fair to, and in the best interests of, the Company and the unaffiliated security holders, (b) adopt resolutions authorizing and approving the execution, delivery and performance by the Company of the merger agreement and the consummation of the transactions contemplated thereby, including the merger, upon the terms and subject to the conditions set forth therein, and (c) resolve to recommend that the stockholders of the Company adopt the merger agreement at the stockholders’ meeting, and (iv) recommended that the Board direct that the authorization and approval of the merger agreement and the consummation of the transactions contemplated thereby, including the merger, be submitted to a vote at a special meeting of the stockholders of the Company with the recommendation of the Board that the stockholders of the Company authorize and approve the merger agreement and the consummation of the transactions contemplated thereby, including the merger.

Following the meeting of the Special Committee, the Board convened a meeting with Hogan Lovells and Duff & Phelps. After fully disclosing his interests in the proposed transaction (which interests are described under the heading titled “Special Factors –Interests of Certain Persons in the Merger”), the Chairman left the meeting and did not participate in or vote upon any matters discussed during the meeting. The Special Committee then provided to the Board an overview of the proposed transaction and presented its recommendation to the Board. After considering the proposed terms of the merger agreement, the other transaction agreements and the unanimous determination and recommendation of the Special Committee, the Board, on behalf of the Company, (i) determined that the terms of the merger and the other transactions contemplated by the merger agreement are fair to, and in the best interests of, the Company and the unaffiliated security holders, (ii) authorized and approved the execution, delivery and performance by the Company of the merger agreement and the consummation of the transactions contemplated thereby, including the merger, upon the terms and subject to the conditions, and (iii) resolved to direct that the authorization and approval of the merger agreement and the merger be submitted to a vote at a special meeting of the stockholders of the Company with the recommendation of the Board that the stockholders of the Company authorize and approve the merger agreement and the consummation of the transactions contemplated thereby, including the merger. See “Special Factors – Reasons for the Merger and Recommendation of the Special Committee and the Board” beginning on page 28 for a full description of the resolutions of the Board at this meeting.

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Later in the evening on June 15, 2020, the Company, Parent and Merger Sub executed the merger agreement. Other transaction documents, including the limited guarantee, the support agreement and the equity commitment letter were also executed on June 15, 2020. The Company then issued a press release announcing the execution of the merger agreement and the ancillary documents, and furnished the press release as an exhibit to its current report on Form 8-K.

On June 15, 2020, the Chairman, and the Chairman SPV, Parent and Holdco filed with the SEC the Amendment No. 6 to the Schedule 13D filed with SEC on January 20, 2009 as amended and supplemented by Amendment No. 5 to the Schedule 13D filed with the SEC on May 11, 2020.

Reasons for the Merger and Recommendation of the Special Committee and the Board

The Special Committee and the Board believe that, as a privately-held entity, the management of the Company may have greater flexibility to focus on improving the Company’s long term financial performance without the pressures caused by the public equity market’s valuation of the Company and emphasis on short-term period-to-period performance.

Additionally, as an SEC-reporting company, the management of the Company and accounting staff, which comprises a handful of individuals, must devote significant time to SEC reporting and compliance. The Company is also required to disclose a considerable amount of business information to the public, some of which would otherwise be considered proprietary and competitively sensitive and would not be disclosed by a non-reporting company. As a result, the Company’s actual or potential competitors, customers, suppliers, lenders and vendors all have access to this information which potentially may help them compete against us or make it more difficult for us to negotiate favourable terms with them, as the case may be.

Our Board, acting upon the unanimous recommendation of the Special Committee, which the Special Committee reached based on the advice and assistance of our management (other than the Chairman, a member of the Buyer Group, owing to his interests in the proposed transaction) and its financial and legal advisors, and on behalf of the Company, evaluated the merger, including the terms and conditions of the merger agreement.

At a meeting on June 15, 2020, the Special Committee unanimously determined that it is fair (both substantively and procedurally) to and in the best interests of the Company and the unaffiliated security holders and declared it advisable to enter into the merger agreement and the transaction agreements contemplated by the merger agreement to which it is a party and recommended that the Company’s Board:

•	authorize and approve the execution, delivery and performance of the merger agreement and the transaction agreements contemplated by the merger agreement and the consummation of the transactions contemplated thereby, including the merger;
•	determine that the terms of the merger and the other transactions contemplated by the merger agreement are fair to, and in the best interests of, the Company and the unaffiliated security holders;
•	adopt resolutions authorizing and approving the execution, delivery and performance by the Company of the merger agreement and the consummation of the transactions contemplated thereby, including the merger, upon the terms and subject to the conditions set forth therein;
•	resolve to recommend that the stockholders of the Company adopt the merger agreement at the stockholders’ meeting; and
•	resolve to direct that the authorization and approval of the merger agreement and the consummation of the transactions contemplated thereby, including the merger, be submitted to a vote at a special meeting of the stockholders of the Company with the recommendation of the Board that the stockholders of the Company authorize and approve the merger agreement and the consummation of the transactions contemplated thereby, including the merger.

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On June 15, 2020, the Board (other than the Chairman, a member of the Buyer Group, who did not participate in or vote upon any matters discussed during the Board meeting, owing to his interests in the proposed transaction) approved and adopted the resolutions recommended by the Special Committee.

In the course of reaching their respective determinations, the Special Committee and the Board considered the following substantive factors and potential benefits of the merger, each of which the Special Committee and the Board believed supported their respective decisions, but which are not listed in any relative order of importance:

•	the current and historical market prices of the Common Shares, including the fact that per share Merger Consideration of $1.2 representing a premium of 25% over the Company’s closing price of $0.96 per Common Share on May 7, 2020, the last trading day prior to May 8, 2020, the date that it announced that it had received a going-private proposal, and a 25.5% and 11.6% premium over the Company’s 30 and 60 trading day volume-weighted average closing prices as quoted by the NASDAQ on May 7, 2020, respectively;
•	the possibility that it could take a considerable period of time before the trading price of the Common Shares would reach and sustain a per share price equal to or greater than the per share Merger Consideration of $1.2, as adjusted for present value, particularly in light of (i) the trading price of the Company’s Common Shares prior to announcing the receipt of the going-private proposal, (ii) the Board’s recognition of the challenges involved in increasing stockholder value as an independent publicly traded company; (iii) the material adverse impact on the Company’s performance and operations caused by the outbreak of COVID-19 which is expected to continue throughout 2020; and (iv) the recent statement given by the chairman of the SEC and the chairman of the Public Company Accounting Oversight Board warning the disclosure, financial reporting and other risks of Chinese listed companies, as well as the evolving trade tension between the U.S. and China, which are expected to lead to lower valuation of China-based companies by the U.S. stock markets;
•	the all-cash Merger Consideration, which will allow the unaffiliated security holders to immediately realize liquidity for their investment and provide them with a specific amount of cash consideration for their shares;
•	the negotiations with respect to the Merger Consideration and the Special Committee’s determination that, following negotiations with the Buyer Group, $1.2 per share was the highest price that the Buyer Group would agree to pay, with the Special Committee basing its belief on a number of factors, including the process of negotiations and the experience of the Special Committee’s advisors;
•	the fact that the Rollover Stockholders, who collectively own approximately 69.7% of the voting power and approximately 50.1% of the share capital of the Company, have agreed, (i) to participate in the proposed transaction, (ii) to vote for the proposed transaction and vote against any competing proposal, and (iii) not to sell their respective Shares in the Company;
•	the financial analysis reviewed and discussed with the Special Committee by representatives of Duff & Phelps, as well as the oral opinion of Duff & Phelps to the Special Committee on June 15, 2020 (which was subsequently confirmed by delivery of a written opinion of Duff & Phelps dated the same date) with respect to the fairness, from a financial point of view, of the Merger Consideration to be received by the holders of Company’s Common Shares, respectively (other than holders of Excluded Shares) (without giving effect to any impact of the merger on any particular holder of Common Shares other than in its capacity as a holder of Common Shares), pursuant to the merger agreement, as of June 15, 2020, based upon and subject to the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Duff & Phelps in preparing their opinion. Please see “Special Factors – Opinion of the Special Committee’s Financial Advisor” beginning on page 40 for additional information. The Special Committee notes that the opinion delivered by Duff & Phelps addresses the fairness, from a financial point of view, of the $1.2 per share Merger Consideration to be received by holders of the Shares (other than the Excluded Shares), including the Company’s director and officer security holders (other than the Chairman). These director and officer security holders who may receive consideration as a result of the merger (other than the Chairman) are treated in the same way as the unaffiliated security holders in connection with the merger, and will receive the same amount of per share Merger Consideration as the unaffiliated security holders. The Special Committee does not believe the inclusion of these director and officer security holders (other than the Chairman) in the opinion affects its ability to rely on the opinion of Duff & Phelps as one of the factors, based on which the Special Committee determines that the merger is fair to the unaffiliated security holders. However, the Special Committee has not made any determination, nor does it intend to express any view, as to the fairness of the merger to any security holder who is an affiliate of the Company, such as the director and officer stockholders identified in the preceding sentence (including, the Rollover Stockholders). The Special Committee and the Board expressly adopted these analyses and opinions of Duff & Phelps as their own, among other factors considered, in reaching their respective determination as to the fairness of the transactions contemplated by the merger agreement, including the merger;

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•	potential adverse effects on the Company’s business, financial condition and results of operations caused by recent economic conditions in the PRC, which have resulted in reduced liquidity, greater volatility, widening of credit spreads, lack of price transparency in credit markets, a reduction in available financing, the current coronavirus outbreak and reduced market confidence;
•	the increased costs of regulatory compliance for public companies;
•	the trends in the Company’s industry, including competition;
•	the recognition that, as a privately-held entity, the management of the Company may have greater flexibility to focus on improving the Company’s long term financial performance without the pressures caused by the public equity market’s valuation of the Company and emphasis on short-term period-to-period performance;
•	the recognition that, as an SEC-reporting company, the management of the Company and accounting staff, which comprises a handful of individuals, must devote significant time to SEC reporting and compliance;
•	the recognition that, as an SEC-reporting company, the Company is required to disclose a considerable amount of business information to the public, some of which would otherwise be considered proprietary and competitively sensitive and would not be disclosed by a non-reporting company and which potentially may help our actual or potential competitors, customers, lenders and vendors compete against us or make it more difficult for us to negotiate favourable terms with them, as the case may be;
•	the belief of the Special Committee that the terms of the merger agreement, including the parties’ representations, warranties and covenants and the conditions to their respective obligations, are reasonable;
•	the likelihood that the merger would be completed based on, among other things (not in any relative order of importance):
•	the absence of a financing condition in the merger agreement;
•	the likelihood and anticipated timing of completing the merger in light of the scope of the conditions to completion; and
•	the fact the merger agreement provides that, in the event of a failure of the merger to be completed under certain circumstances, Parent will pay the Company a $2,000,000 termination fee and the guarantee of such payment obligation by the Chairman pursuant to the Limited Guarantee;
•	since the announcement of the proposed transaction on May 8, 2020 and prior to the entry into the merger agreement, no party other than the members of the Buyer Group had contacted the Company or the Special Committee expressing an interest in exploring an alternative transaction with the Company; and
•	the consideration and negotiation of the merger agreement was conducted entirely under the control and supervision of the Special Committee, which consists of three independent directors, each of whom is an outside, non-employee director, and that no limitations were placed on the Special Committee’s authority.

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In addition, the Special Committee and the Board believed that sufficient procedural safeguards were and are present to ensure that the merger is procedurally fair to the unaffiliated security holders and to permit the Special Committee and the Board to represent effectively the interests of such unaffiliated security holders. These procedural safeguards, which are not listed in any relative order of importance, are discussed below:

•	in considering the merger with the Buyer Group, the Special Committee, which consists of three independent directors, acted solely to represent the interests of the unaffiliated security holders, and the Special Committee had independent control of the negotiations with the Buyer Group and its legal advisor on behalf of such unaffiliated security holders;
•	all of the directors serving on the Special Committee during the entire process were and are independent directors and free from any affiliation with the Buyer Group. In addition, none of such directors is or ever was an employee of the Company or any of its subsidiaries or affiliates and none of such directors has any financial interest in the merger that is different from that of the unaffiliated security holders other than (i) the directors ’ receipt of board compensation in the ordinary course, including the 10,879 Common Shares held by Mr. Linyuan Zhai as a result of board compensation which will be cashed out in exchange for $1.2 per share at the Effective Time (see “Shares and Restricted Common Shares Held by Officers and Directors” beginning on page 61 for additional information), (ii) Special Committee members’ compensation in connection with its evaluation of the merger (which is not contingent upon the completion of the merger or the Special Committee’s or Board’s recommendation of the merger), and (iii) the director’s indemnification and liability insurance rights under the merger agreement;
•	following its formation, the Special Committee had independent control over the sale process with the advice and assistance of Duff & Phelps as its financial advisor, and Hogan Lovells as its legal advisor, each reporting solely to the Special Committee;
•	the Special Committee was empowered to consider, attend to and take any and all actions in connection with the written proposal from the Buyer Group and the transactions contemplated thereby from the date the Special Committee was established, and no evaluation, negotiation, or response regarding the transaction or any documentation in connection therewith from that date forward was considered by the Board for authorization and approval unless the Special Committee had recommended such action to the Board;
•	there are no limitations placed on the Special Committee’s authority, including the authority to reject the terms of any strategic transaction, including the merger;
•	the Special Committee held regular meetings to consider and review the terms of the merger agreement and the merger;
•	the recognition by the Special Committee and the Board that it had no obligation to recommend the authorization and approval of the proposal from the Buyer Group or any other transaction;
•	the recognition by the Special Committee and the Board that, under the terms of the merger agreement, it has the ability to consider any proposal regarding a competing transaction that is reasonably likely to lead to a “superior proposal” (as defined in the merger agreement and further explained under the caption “The Merger Agreement– No Solicitation; Competing Proposals; Change in Company Recommendation” beginning on page 81) until the date the Company’s stockholders vote upon and authorize and approve the merger agreement;
•	the ability of the Company to terminate the merger agreement in connection with a “superior proposal” or an “intervening event” (each as defined in the merger agreement and further explained under the caption “The Merger Agreement– No Solicitation; Competing Proposals; Change in Company Recommendation” beginning on page 81) subject to compliance with the terms and conditions of the merger agreement; and

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The Special Committee and the Board also considered a variety of potentially negative factors discussed below concerning the merger agreement and the merger, which are not listed in any relative order of importance:

•	the fact that authorization and approval of the merger agreement are not subject to the authorization and approval of holders of a majority of the Company’s outstanding Shares unaffiliated with the Buyer Group and that the Buyer Group has the ability to vote to determine unilaterally whether the merger agreement is approved by the Company's stockholders at the special meeting (without any need for obtaining any additional votes by any other holders of Common Shares);
•

the fact that Nevada law does not require, and the Buyer Group rejected the Special Committee's proposal to include in the merger agreement, a so-called "majority-of-the-minority" stockholder approval condition, which would irrevocably condition the consummation of the merger on obtaining at the special meeting the affirmative vote for the approval of the merger agreement of the holders of a majority of the outstanding Common Shares unaffiliated to the Buyer Group;

•	the fact that the Company’s stockholders, other than the Rollover Stockholders, will have no ongoing equity participation in the Company following the merger, and that they will cease to participate in the Company’s future earnings or growth, if any, or to benefit from increases, if any, in the value of the Common Shares, and will not participate in any potential future sale of the Company to a third party or any potential recapitalization of the Company which could include a dividend to stockholders;
•	the restrictions on the conduct of the Company’s business prior to the completion of the merger. See “The Merger Agreement – Conduct of Business Pending the Merger” beginning on page 79 for additional information;
•	the risks and costs to the Company if the merger does not close, including the diversion of management and employee attention, potential employee attrition and the potential disruptive effect on business and customer relationships;
•	the Company will be required to, under certain circumstances, pay Parent a termination fee of $1,000,000 in connection with the termination of the merger agreement;
•	the fact that Parent and Merger Sub are newly formed corporations with essentially no assets, and that the Company’s legal remedy in the event of breach of the merger agreement by Parent or Merger Sub is limited to receipt of a termination fee of $2,000,000, and that the Company may not be entitled to a termination fee at all if, among other things, the Company’s stockholders do not approve the merger agreement at the special meeting. See “The Merger Agreement– Termination of the Merger Agreement” beginning on page 90 and “The Merger Agreement– Termination Fees and Reimbursement of Expenses” beginning on page 91 for additional information;
•	the merger agreement precludes the Company from actively soliciting alternative transaction proposals;
•	the fact that the Chairman may have interests in the transaction that are different from, or in addition to, those of the unaffiliated security holders, as well as the other interests of the Company’s directors and officers in the merger. Please see “Special Factors – Interests of Certain Persons in the Merger” beginning on page 60 for additional information;
•	the rights of Parent under the merger agreement not to consummate the merger and/or to terminate the merger agreement if certain events that are not within the Company’s control take place, including, among other events, the occurrence of any material adverse effect;

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•	that while the Special Committee expects to complete the merger, there can be no assurance that all conditions to the parties’ obligations to complete the merger will be satisfied and, as a result, it is possible that the merger may not be completed even if Company stockholders approve it;
•	the possibility that the merger might not be completed and the negative impact of a public announcement of the merger on the Company’s sales and operating results and the Company’s ability to attract and retain key management, marketing and technical personnel;
•	the fact that holders of Common Shares have no right under applicable Nevada law or pursuant to the Company’s articles of incorporation or bylaws to dissent from the merger and obtain a judicial determination of the fair value of their shares; and
•	the taxability of an all-cash transaction to the unaffiliated security holders.

The foregoing information and factors considered by the Special Committee and the Board are not intended to be exhaustive, but include the material factors considered by the Special Committee and the Board. In view of the wide variety of factors considered by the Special Committee and the Board, neither the Special Committee nor the Board found it practicable to quantify or otherwise assign relative weights to the foregoing factors in reaching its conclusions. In addition, individual members of the Special Committee and the Board may have given different weights to different factors and may have viewed some factors more positively or negatively than others. The Special Committee recommended that the Board authorize and approve, and the Board authorized and approved, the merger agreement and the transactions contemplated by the merger agreement, including the merger, based upon the totality of the information presented to and considered by it.

In the course of reaching its conclusion regarding the fairness of the merger to the unaffiliated security holders and its decision to recommend the authorization and approval of the merger agreement and the transactions contemplated by the merger agreement, including the merger, the Special Committee considered financial analyses presented by Duff & Phelps as an indication of the going-concern value of the Company. These analyses included, among others, discounted cash flow analysis, selected public companies analysis, selected M&A transactions analysis and option value analysis. All of the material analyses as presented to the Special Committee on June 15, 2020 are summarized below under the caption “Special Factors – Opinion of the Special Committee’s Financial Advisor” beginning on page 40. The Special Committee expressly adopted these analyses and the opinion of Duff & Phelps, among other factors considered, in reaching its determination as to the fairness of the transactions contemplated by the merger agreement, including the merger.

Neither the Special Committee nor the Board considered the liquidation value of Company’s assets because each considers the Company to be a viable going-concern business where value is derived from cash flows generated from its continuing operations. In addition, the Special Committee and the Board believe that the value of the Company’s assets that might be realized in a liquidation would be significantly less than its going concern value on the following grounds: (i) the realization of value in a liquidation would involve selling many distinct operating entities and such a process would likely be complex and time consuming, which might delay or impede such a process, (ii) a liquidation of some (but not all) assets would risk leaving unattractive, orphaned assets that would be difficult to monetize, (iii) the tax implications and lay-off costs in a liquidation are difficult to quantify, and could be significant relative to a sale of the Company as a going concern and (iv) neither the Special Committee nor the Board were aware of any precedents of U.S.-listed PRC companies liquidating their entire business and returning the proceeds to stockholders.

Each of the Special Committee and the Board believes the analyses and additional factors it reviewed provided an indication of the Company’s going-concern value. The Board and management of the Company have been dedicated to maximizing stockholder value. Taking into account the historical trading prices of Common Shares and the current condition of the U.S. stock market, each of the Special Committee and the Board believes that the per share Merger Consideration offered by the Buyer Group appropriately reflects the intrinsic present value of the Common Shares, while allowing sufficient potential for future growth to attract the Buyer Group to enter into the merger agreement and complete the merger. Each of the Special Committee and the Board also considered the purchase prices paid in previous purchases as described under the caption “Transactions in the Shares” beginning on page 96. Neither the Special Committee nor the Board considered the Company’s net book value, which is defined as total assets minus total liabilities, attributable to the stockholders of the Company, as a factor. The Special Committee and the Board believe that net book value is not a material indicator of the value of the Company as a going concern. The Company’s net book value per share as of December 31, 2019 was $12.49, based on the 66,948,841 issued and outstanding Common Shares as of December 31, 2019. Net book value does not take into account the future prospects of the Company, market conditions, trends in the industry related to specialty chemical and automotive applications or the business risks inherent in competing with other companies in that industry. The Company is not aware of any firm offers made by any unaffiliated person, other than the filing persons, during the past two years for (i) the merger or consolidation of the Company with or into another company, or vice-versa; (ii) the sale or other transfer of all or any substantial part of the assets of the Company; or (iii) a purchase of the Company’s securities that would enable the holder to exercise control of the Company.

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In reaching its determination that the merger agreement and the transactions contemplated thereby, including the merger, are fair to and in the best interests of the Company and the unaffiliated security holders and its decision to authorize and approve the merger agreement and the transactions contemplated thereby, including the merger, and recommend the authorization and approval of the merger agreement and the transactions contemplated thereby, including the merger, by the Company’s stockholders, the Board, on behalf of the Company, considered the analysis and recommendation of the Special Committee and the factors examined by the Special Committee as described above under this section and under “Special Factors – Background of the Merger,” and adopted such recommendations and analysis. During its consideration of the merger agreement and the consummation of the transactions, including the merger, the Board was also aware that some of the Company’s directors and stockholders, including the Chairman, the chairman of the Board and chief executive officer of the Company, and other employees of the Company, have interests with respect to the merger that are, or may be, different from, or in addition to those of the unaffiliated security holders generally, as described under the section entitled “Special Factors —Interests of Certain Persons in the Merger” beginning on page 60. Except as discussed in “Special Factors – Background of the Merger,” “Special Factors – Reasons for the Merger and Recommendation of the Special Committee and the Board,” and “Special Factors – Opinion of the Special Committee’s Financial Advisor,” no director who is not an employee of the Company has retained an unaffiliated representative to act solely on behalf of unaffiliated security holders for purposes of negotiating the terms of the transaction and/or preparing a report concerning the fairness of the transaction.

For the foregoing reasons, each of the Company and the Board believes that the merger agreement and the transactions contemplated thereby, including the merger, are substantively and procedurally fair to and in the best interests of the Company and the unaffiliated security holders.

Position of the Buyer Group as to the Fairness of the Merger

Under SEC rules governing “going private” transactions, each member of the Buyer Group is deemed to be an affiliate of the Company and is required to express its beliefs as to the fairness of the merger to the Company’s unaffiliated security holders, as defined in Rule 13e-3 of the Exchange Act. Each member of the Buyer Group is making the statements included in this section solely for the purpose of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act. The views of the Buyer Group as to the fairness of the merger are not intended to be and should not be construed as a recommendation to any stockholder of the Company as to how to vote on the proposal to authorize and approve the merger agreement and the transactions, including the merger. The Buyer Group has interests in the merger that are different from, and/or in addition to, those of the unaffiliated security holders of the Company by virtue of its continuing interests in the surviving corporation after the consummation of the merger. These interests are described under the caption “— Interests of Certain Persons in the Merger —Interests of the Buyer Group” beginning on page 60.

The Buyer Group believes that the interests of the Company’s unaffiliated security holders were represented by the Special Committee, which negotiated the terms and conditions of the merger agreement with the assistance of its legal and financial advisors. The Buyer Group did not participate in the deliberations of the Special Committee regarding, and did not receive any advice from the Special Committee’s advisors as to, the fairness of the merger to the Company’s unaffiliated security holders. The Buyer Group attempted to negotiate a transaction that would be most favourable to it, and not to the Company’s unaffiliated security holders and, accordingly, did not negotiate the merger agreement with a goal of obtaining terms that were substantively and procedurally fair to such holders. The members of the Buyer Group did not perform, or engage a financial advisor to perform, any special valuation or other analysis to assist them in assessing the substantive and procedural fairness of the Merger Consideration to the Company’s unaffiliated security holders.

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Based on their knowledge and analysis of available information regarding the Company, as well as discussions with the management of the Company regarding the Company and its business, and the factors considered by, and the conclusions of, the Special Committee and the Board discussed in “Special Factors — Reasons for the Merger and Recommendation of the Special Committee and the Board” beginning on page 28, and based on the following factors, which are not listed in any relative order of importance, the Buyer Group believes the merger is both substantively and procedurally fair to the Company’s unaffiliated security holders:

•	in considering the merger with the Buyer Group, the Special Committee, which consists of three independent directors, acted solely to represent the interests of the unaffiliated security holders, and the Special Committee was empowered to exercise any power or authority of the Board that the Special Committee determined was necessary or advisable in carrying out and fulfilling its duties and responsibilities, and had independent control of the negotiations with the Buyer Group and its legal advisor on behalf of such unaffiliated security holders;
•	the Special Committee met regularly to consider and review the terms of the merger agreement and the transactions contemplated under the merger agreement;
•	the terms and conditions of the merger agreement were the product of extensive negotiations between the Special Committee and its advisors, on the one hand, and the Buyer Group and its advisors, on the other hand;
•	all of the directors serving on the Special Committee during the entire process were and are independent directors and free from any affiliation with the Buyer Group. In addition, none of such directors is or ever was an employee of the Company or any of its subsidiaries or affiliates and none of such directors has any financial interest in the merger that is different from that of the unaffiliated security holders other than (i) the directors’ receipt of board compensation in the ordinary course, including the 10,879 Common Shares held by Mr. Linyuan Zhai as a result of board compensation which will be cashed out in exchange for $1.2 per share at the Effective Time (see “Shares and Restricted Common Shares Held by Officers and Directors” beginning on page 61 for additional information), (ii) Special Committee members’ compensation in connection with its evaluation of the merger (which is not contingent upon the completion of the merger or the Special Committee’s or Board’s recommendation of the merger), and (iii) the director’s indemnification and liability insurance rights under the merger agreement;
•	the Special Committee retained and was advised by legal and financial advisors experienced in assisting committees such as the Special Committee in similar transactions;
•	neither the Special Committee nor the Board had any obligation to recommend authorization or approval of the merger agreement and the transactions contemplated thereby, including the merger, or any other transaction and under the delegation of authority by the Board to the Special Committee, the merger agreement and the transactions contemplated under the merger agreement require approval from the Special Committee;
•	the Board’s ability, under certain circumstances, to change, withhold, withdraw, qualify or modify the recommendation of the Board that the Company’s stockholders vote to authorize and approve the merger agreement and the transactions contemplated under the merger agreement, including the merger;

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•	the recognition of the potential disadvantages that the Company would continue to face as an SEC-reporting public company, including continuing to be subject to the (i) increased costs of regulatory compliance; (ii) requirement to disclose a considerable amount of business information to the public, some of which would otherwise be considered competitively sensitive and would not be disclosed by a non-reporting company and which potentially may help the Company’s actual or potential competitors, customers, lenders and vendors compete against the Company or make it more difficult for the Company to negotiate favorable terms with them, as the case may be, and (iii) the limited trading volume of the Company’s Common Shares on NASDAQ;
•	the current and historical market prices of the Common Shares, including the fact that per share Merger Consideration of $1.2 representing a premium of 25% over the Company’s closing price of $0.96 per Common Share on May 7, 2019, the last trading day prior to May 8, 2019, the date that it announced that it had received a going-private proposal, and a premium of 25.5% and 11.6% over the 30 and 60 trading day volume-weighted average trading price prior to May 8, 2019, respectively. The Merger Consideration also represents an increase of approximately 9.1% over the US$1.1 per share initially offered by the Buyer Group in their initial “going-private” proposal on May 7, 2020;
•	the fact that the Merger Consideration is all cash, which provides a specific amount of cash consideration for shares held by, and liquidity to, unaffiliated security holders and allows the unaffiliated security holders not to be exposed to risks and uncertainties relating to the prospects of the Company;
•	the merger is not conditioned on any financing being obtained by Parent or Merger Sub or the sufficiency of the available cash of the Company for the merger, thus increasing the likelihood that the merger will be consummated and the per share Merger Consideration will be paid to the unaffiliated security holders;
•	notwithstanding that the fairness opinion of Duff & Phelps was delivered to the Special Committee only and none of the Buyer Group members or their respective affiliates was entitled to rely or relied on such opinion, the fact that the Special Committee received from its financial advisor an opinion, dated June 15, 2020, to the effect that, as of the date of the opinion and based upon and subject to the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by the financial advisor set forth in its written opinion, the per share Merger Consideration was fair, from a financial point of view, to the holders of Common Shares, other than the Excluded Shares (without giving effect to any impact of the merger on any particular holder of Common Shares other than in its capacity as a holder of Common Shares);
•	the fact that, under the terms of the merger agreement, the Company has the ability to consider, and the Company is permitted to provide information to and participate in discussions or negotiations with persons making, any proposal regarding a competing transaction that is reasonably likely to lead to a “superior proposal” (as defined in the merger agreement and further explained under the caption “The Merger Agreement – No Solicitation; Competing Proposals; Change in Company Recommendation” beginning on page 81), and the Board is permitted to withdraw or modify its recommendation of the merger agreement if the proposal constitutes a superior proposal under the merger agreement until the date the Company’s stockholders vote upon and authorize and approve the merger agreement. However, the Buyer Group acknowledges that the fact that they owned shares in the Company representing approximately 69.7% of the combined voting power and their ability to veto any other transaction at a stockholders’ meeting, and their expressed unwillingness to sell their stake in the Company to a third party, may have discouraged, and may in the future discourage, third parties from submitting alternative transaction proposals with terms and conditions, including price, that may be superior to the merger;

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•	the ability of the Company to terminate the merger agreement in connection with a “superior proposal” and in response to an “intervening event” (each as defined in the merger agreement and further explained under the caption “The Merger Agreement – No Solicitation; Competing Proposals; Change in Company Recommendation” beginning on page 81) subject to compliance with the terms and conditions of the merger agreement;
•	the Company has the ability, under certain circumstances, to specifically enforce the terms of the merger agreement;
•	the Company has the ability, under certain circumstances, to specifically enforce the Equity Commitment Letter between the Chairman and Parent, in its capacity as the express third party beneficiary;
•	the merger agreement requires Parent to pay a parent termination fee of $2,000,000, if the merger agreement is terminated under certain circumstances;
•	the merger was unanimously approved by the Special Committee;
•	the Special Committee and, acting upon the unanimous recommendation of the Special Committee, the Board (excluding the Chairman, who did not participate in the vote due to his interests in the merger) determined that the merger agreement and the transactions contemplated under the merger agreement, including the merger, are in the best interests of the unaffiliated security holders;
•	that the Board was fully informed about the extent to which the interests of the Rollover Stockholders in the merger differed from those of the Company’s unaffiliated security holders; and
•	the fact that the Buyer Group did not participate in or seek to influence the deliberative process of, or the conclusions reached by, the Special Committee or the negotiating positions of the Special Committee.

The Buyer Group did not consider the Company’s net book value, which is defined as total assets minus total liabilities and which is an accounting concept, as a factor because it believed that net book value is not a material indicator of the Company’s value as a going concern. The Buyer Group notes, however, that US$1.2 per share Merger Consideration receivable by the unaffiliated security holders in connection with the merger is lower than the net book value of the Common Shares as of December 31, 2019.

In its consideration of the fairness of the proposed merger, the Buyer Group did not undertake an appraisal of the assets of the Company to determine the Company’s liquidation value for the Company’s unaffiliated security holders due to the impracticability of determining a liquidation value given the significant execution risk involved in any breakup, since it considered the Company to be a viable going concern where value is derived from cash flows generated from its continuing operations, and because the Company will continue to operate its business following the merger.

The Buyer Group’s consideration of the factors described above reflects its assessment of the fairness of the per share Merger Consideration payable in the merger to the unaffiliated security holders in relation to the going-concern value of the Company on a stand-alone basis. The Buyer Group implicitly considered the value of the Company in a sale as a going concern by taking into account the Company’s current and anticipated business, financial condition, results and operations, prospects and other forward-looking matters. The Buyer Group did not, however, explicitly calculate a stand-alone pre-merger going-concern value of the Company as a public company because the Company will have a significantly different capital structure following the merger. Therefore, the Buyer Group does not believe that the going-concern value of the Company is an appropriate indicator to determine the fairness of per share Merger Consideration payable in the merger to the unaffiliated security holders.

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Except as set forth under “Special Factors Relating to the Merger—Background of the Merger” beginning on page 21, the Buyer Group is not aware of, and thus did not consider, any offers or proposals made by any unaffiliated person during the past two years for (a) the merger or consolidation of the Company with or into another company, or vice versa, (b) an acquisition of the Company, (c) a tender offer or other acquisition of any class of the Company’s securities, (d) the sale or other transfer of a material amount of the assets of the Company, or (e) a purchase of the Company’s securities that would enable the purchaser to exercise control over the Company.

Because the Buyer Group has indicated their unwillingness to dispose of their shares to a competing bidder or cast their votes to support an alternative transaction, the Board may not have maximum flexibility to “shop” the Company or conduct a sale auction for purposes of soliciting a superior proposal to maximize the short term value for all shareholders of the Company. The Buyer Group also noted that Nevada law does not require, and the merger agreement is not subject to, approval by a majority of the unaffiliated security holders of the Company and both quorum and an affirmative vote in favor of the merger are practically assured with the Buyer Group’s vote. The Buyer Group believes these factors are nonetheless counterbalanced by the other procedural safeguards described above; as a whole, the merger is fair to the unaffiliated security holders.

The foregoing is a summary of the information and factors considered and given weight by the Buyer Group in connection with its evaluation of the fairness of the merger to the unaffiliated security holders, which is not intended to be exhaustive, but is believed by the Buyer Group to include all material factors considered by it. The Buyer Group did not find it practicable to assign, and did not assign, relative weights to the individual factors considered in reaching its conclusion as to the fairness of the merger to the unaffiliated security holders. Rather, its fairness determination was made after consideration of all of the foregoing factors as a whole.

The Buyer Group believes these factors provide a reasonable basis for its belief that the merger is both substantively and procedurally fair to the unaffiliated security holders. This belief, however, is not intended to be and should not be construed as a recommendation by the Buyer Group to any stockholder of the Company as to how such stockholder should vote with respect to the approval and adoption of the merger agreement.

Certain Financial Projections

The management of the Company does not, as a matter of course, make available to the public future financial projections due to, among other reasons, the unpredictability of the underlying assumptions and estimates inherent in preparing financial projections. However, the management of the Company prepared and made available certain financial projections (the “Company Financial Projections”) to Duff & Phelps, in its capacity as the Special Committee’s financial advisor, for purposes of preforming the financial analyses and opinion summarized under “Special Factors—Opinion of the Special Committee’s Financial Advisor.” The Company has included the material portions of the Company Financial Projections below in order to give its stockholders access to this information as well.

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	Company Financial Projections
	Fiscal Year Ending December 31,
	2020E	2021E	2022E	2023E	2024E	2025E
	(in RMB million except percentage)

Net Revenues	6,075	8,810	8,718	12,990	17,719	20,323

Gross Profit	606	880	871	1,784	2,843	3,463
% Margin	10.0%	10.0%	10.0%	13.7%	16.0%	17.0%

Operating Expenses	589	773	779	979	1,281	1,469

Income from Operations	17	107	92	805	1,562	1,994
% Margin	0.3%	1.2%	1.1%	6.2%	8.8%	9.8%

Depreciation and Amortization	805	1,276	1,330	1,355	1,400	1,444

EBITDA	823	1,383	1,422	2,159	2,962	3,437
% Margin	13.5%	15.7%	16.3%	16.6%	16.7%	16.9%

Net Income	-476	-546	-666	-16	522	833
% Margin	-7.8%	-6.2%	-7.6%	-0.1%	2.9%	4.1%

The Company Financial Projections reflect numerous assumptions and estimates as to future events made by the management of the Company that the management of the Company believed were reasonable at the time the Company Financial Projections were prepared. However, this information is not factual and should not be relied upon as being indicative of actual future results. In addition, factors, such as industry performance, the market for our existing and new products, the competitive environment or any other transaction, general business, economic, regulatory, market and financial conditions, and other factors described under “Cautionary Note Regarding Forward-Looking Statements,” all of which are difficult to predict and many of which are beyond the control of the management of the Company, may cause the Company Financial Projections or the underlying assumptions not to be reflective of actual future results. In addition, the Company Financial Projections do not take into account any circumstances or events occurring after the date that they were prepared and, accordingly, do not give effect to any changes to operations or strategy that may be implemented or that were not anticipated after the time the Company Financial Projections were prepared, or to the completion of the merger or the impact of any failure to complete the merger. Except as may be required in order to comply with applicable securities laws, the Company does not intend to update, or otherwise revise, the Company Financial Projections, or the specific portions disclosed in this proxy statement, to reflect circumstances existing after the date when they were made or to reflect the occurrence of future events, even in the event that any or all of the assumptions are shown to be in error. Since the Company Financial Projections cover multiple years, such information by its nature becomes less reliable with each successive year. As a result, the Company Financial Projections may not be realized, and actual results may be materially different than those contained in the Company Financial Projections.

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The Company Financial Projections were not prepared with a view toward public disclosure, soliciting proxies or complying with U.S. generally accepted accounting principles, the published guidelines of the SEC regarding financial projections and forecasts or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial projections and forecasts. Neither the Company’s independent registered public accounting firm nor any other independent accountants has examined, compiled or performed any procedures with respect to the Company Financial Projections or any amounts derived therefrom or built thereupon, and, accordingly, they have not expressed any opinion or given any form of assurance with respect to the Company Financial Projections or their achievability.

For the foregoing reasons, as well as the bases and assumptions on which the Company Financial Projections were compiled, the inclusion of specific portions of Company Financial Projections in this proxy statement should not be regarded as an indication that the Company, the Special Committee and its advisors or the Board considers such Company Financial Projections to be an accurate prediction of future events, and the Company Financial Projections should not be relied on as such an indication. No one has made any representation to any stockholder of the Company or anyone else regarding the information included in the Company Financial Projections discussed above.

The financial projections and forecasts included in this proxy statement should not be considered in isolation or in lieu of the Company’s operating and other financial information prepared in accordance with U.S. GAAP.

NONE OF THE COMPANY OR ITS AFFILIATES, ADVISORS, OFFICERS, DIRECTORS OR REPRESENTATIVES HAS MADE OR MAKES ANY REPRESENTATION TO ANY STOCKHOLDER OR OTHER PERSON REGARDING THE ULTIMATE PERFORMANCE OF THE COMPANY COMPARED TO THE INFORMATION CONTAINED IN THE PROJECTIONS OR THAT PROJECTED RESULTS WILL BE ACHIEVED.

BY INCLUDING IN THIS PROXY STATEMENT A SUMMARY OF ITS INTERNAL FINANCIAL PROJECTIONS, THE COMPANY UNDERTAKES NO OBLIGATIONS TO UPDATE, OR PUBLICLY DISCLOSE ANY UPDATE TO, THESE FINANCIAL PROJECTIONS TO REFLECT CIRCUMSTANCES OR EVENTS, INCLUDING UNANTICIPATED EVENTS, THAT MAY HAVE OCCURRED OR THAT MAY OCCUR AFTER THE PREPARATION OF THESE PROJECTIONS, EXCEPT TO THE EXTENT REQUIRED BY APPLICABLE FEDERAL SECURITIES LAW.

The financial projections are forward-looking statements. For information on factors which may cause the Company’s future financial results to materially vary, please see “Cautionary Note Regarding Forward-Looking Statements” beginning on page 98, and “Item 1A — Risk Factors” included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, incorporated by reference into this proxy statement.

Opinion of the Special Committee’s Financial Advisor

In connection with its opinion, Duff & Phelps made such reviews, analyses and inquiries as it deemed necessary and appropriate under the circumstances. Duff & Phelps also took into account its assessment of general economic, market and financial conditions, as well as its experience in securities and business valuation in general, and with respect to similar transactions in particular. Duff & Phelps’ procedures, investigations and financial analyses with respect to the preparation of its opinion included, but were not limited to, the items summarized below:

•	reviewed the Company’s annual reports and audited financial statements on Form 10-K filed with the SEC for the years ended December 31, 2015 through December 31, 2019 and the Company’s unaudited interim financial statements for the three months ended March 31, 2018 and March 31, 2019 included in the Company’s Form 10-Q filed with the SEC;
•	reviewed the Company’s unaudited interim financial statements for the three months ended March 31, 2020, provided by the management of the Company;

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•	reviewed a detailed financial projection model for the Company for the years ending December 31, 2020 through December 31, 2025, prepared and provided to Duff & Phelps by the management of the Company, upon which Duff & Phelps has relied, with the Company’s and the Special Committee’s consent, in performing its analysis (collectively, the “Management Projections”);
•	reviewed a liquidation analysis for the Company which contains, among other things, the estimated recovery rates for the Company’s assets and liabilities and the resulting value indication for the Company under a liquidation scenario, prepared and provided to Duff & Phelps by the management of the Company, upon which Duff & Phelps has relied, with the Company’s and the Special Committee’s consent, in performing its analysis (collectively, the “Liquidation Analysis”);
•	reviewed other internal documents relating to the history, past and current operations, financial conditions, and probable future outlook of the Company, provided to Duff & Phelps by the management of the Company;
•	reviewed a letter dated June 11, 2020 from the management of the Company, which made certain representations as to historical financial statements for the Company and the Management Projections and the underlying assumptions of such projections (the “Management Representation Letter”);
•	reviewed documents related to the merger, including an executed version of the merger agreement dated June 15, 2020;
•	discussed the information referred to above and the background and other elements of the merger with the management of the Company;
•	discussed with the management of the Company its plans and intentions with respect to the management and operation of the Company’s business;
•	reviewed the historical trading price and trading volume of the Shares, and the publicly traded securities of certain other companies that Duff & Phelps deemed relevant;
•	performed certain valuation and comparative analyses using generally accepted valuation and analytical techniques, including a discounted cash flow analysis, an analysis of selected public companies that Duff & Phelps deemed relevant, an analysis of selected transactions that Duff & Phelps deemed relevant, and a Black-Scholes option pricing model analysis; and
•	conducted such other analyses and considered such other factors as Duff & Phelps deemed appropriate.

In performing its analyses and rendering its opinion with respect to the merger, Duff & Phelps, with the Company’s and the Special Committee’s consent:

•	relied upon the accuracy, completeness, and fair presentation of all information, data, advice, opinions and representations obtained from public sources or provided to it from private sources, including the management of the Company, and did not independently verify such information;
•	relied upon the fact that the Special Committee, the Board of Directors and the Company have been advised by counsel as to all legal matters with respect to the merger, including whether all procedures required by law to be taken in connection with the merger have been duly, validly and timely taken;

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•	assumed that any estimates, evaluations, forecasts and projections furnished to Duff & Phelps, including, without limitation, the Liquidation Analysis and the Management Projections, were reasonably prepared and based upon the best currently available information and good faith judgment of the person furnishing the same, and Duff & Phelps expresses no view or opinion with respect to such estimates, evaluations, forecasts or projections or the underlying assumptions;
•	assumed that the information supplied and representations made by the management of the Company are accurate and not misleading in all material respects and do not omit to state a material fact in respect of the Company or the merger necessary to make the information accurate and not misleading in light of the circumstances under which the information was provided;
•	assumed that the representations and warranties made by all parties in the merger agreement and the Management Representation Letter are accurate in all material respects;
•	assumed that the final versions of all documents reviewed by Duff & Phelps in draft form, conform in all material respects to the drafts reviewed;
•	assumed that there has been no material change in the assets, liabilities (contingent or otherwise), financial condition, results of operations, businesses, or prospects of the Company since the date of the most recent financial statements and other information made available to Duff & Phelps, and that there is no information or facts that would make the information reviewed by Duff & Phelps incomplete or misleading;
•	assumed that all of the conditions required to implement the merger will be satisfied and that the merger will be completed in accordance with the merger agreement, without any amendments thereto or any waivers of any terms or conditions thereof; and

•                     assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the merger will be obtained without undue delay, limitation, restriction or condition that would have a material adverse effect on the Company or the contemplated benefits expected to be derived in the merger.

To the extent that any of the foregoing assumptions or any of the facts on which the opinion is based is proven to be untrue in any material respect, Duff & Phelps’ opinion cannot and should not be relied upon for any purpose. Furthermore, in Duff & Phelps’ analysis and in connection with the preparation of its opinion, Duff & Phelps has made numerous assumptions with respect to industry performance, general business, market and economic conditions and other matters, many of which are beyond the control of any party involved in the merger.

Duff & Phelps prepared its opinion effective as of the date thereof. Its opinion was necessarily based upon market, economic, financial and other conditions as they existed and can be evaluated as of the date thereof, and Duff & Phelps disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting its opinion which may come or be brought to the attention of Duff & Phelps after the date thereof. Duff & Phelps assumes no obligation to update, revise or reaffirm its opinion. The credit, financial and stock markets have been experiencing unusual volatility and Duff & Phelps expresses no opinion or view as to any potential effects of such volatility on the Company or the merger.

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Duff & Phelps did not evaluate the Company’s solvency or conduct an independent appraisal or physical inspection of any specific assets or liabilities (contingent or otherwise). Duff & Phelps has not been requested to, and did not, initiate any discussions with, or solicit any indications of interest from, third parties with respect to the merger, the assets, investments, businesses or operations of the Company, or any alternatives to the merger; however, from July 13, 2017 to August 4, 2017, Duff & Phelps Securities, LLC (“DPS”) conducted a market check exercise and contacted six potential strategic buyers and ten potential financial buyers at the request of the then-established special committee of the Company, consisting of two independent directors, Mr. Feng Li, and Mr. Linyuan Zhai (the “2017 Special Committee”), pursuant to the engagement letter among Duff & Phelps, DPS, the Company, and the 2017 Special Committee dated June 2, 2017 (the “2017 Engagement Letter”) and none of the potential buyers indicated any interest in pursuing a transaction with the Company. Further, Duff & Phelps has not been requested to, and did not, (i) negotiate the terms of the merger, and therefore, Duff & Phelps has assumed that such terms are the most beneficial terms, from the Company’s perspective, that could, under the circumstances, be negotiated among the parties to the merger agreement and the merger, or (ii) advise the Special Committee or any other party with respect to alternatives to the merger. Duff & Phelps did not undertake an independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which the Company is or may be a party or is or may be subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which the Company is or may be a party or is or may be subject.

Duff & Phelps is not expressing any opinion as to the market price or value of the Shares (or anything else) after the announcement or the consummation of the merger. Duff & Phelps’ opinion should not be construed as a valuation opinion, a credit rating, a solvency opinion, an analysis of the Company’s credit worthiness, as tax advice, or as accounting advice. Duff & Phelps has not made, and assumes no responsibility to make, any representation, or render any opinion, as to any legal matter.

In rendering its opinion, Duff & Phelps was not expressing any opinion with respect to the amount or nature of any compensation to any of the Company’s officers, directors, or employees, or any class of such persons, relative to the Merger Consideration, or with respect to the fairness of any such compensation.

Duff & Phelps’ opinion was furnished solely for the use and benefit of the Special Committee in connection with its consideration of the merger and is not intended to, and does not, confer any rights or remedies upon any other person, and is not intended to be used, and may not be used, by any other person or for any other purpose, without Duff & Phelps’ express consent. Duff & Phelps has consented to the inclusion of the opinion in its entirety in any filing with the SEC made by the Company in connection with the merger. Duff & Phelps’ opinion (i) does not address the merits of the underlying business decision to enter into the merger versus any alternative strategy or transaction; (ii) does not address any transaction related to the merger; (iii) is not a recommendation as to how the Special Committee, the Board of Directors or any other person (including security holders of the Company) should vote or act with respect to any matters relating to the merger, or whether to proceed with the merger or any related transaction; and (iv) does not indicate that the Merger Consideration is the best possibility attainable under any circumstances; instead, it merely states whether the Merger Consideration is within or above a range suggested by certain financial analyses. The decision as to whether to proceed with the merger or any related transaction may depend on an assessment of factors unrelated to the financial analysis on which the opinion is based. Duff & Phelps’ opinion should not be construed as creating any fiduciary duty on the part of Duff & Phelps to any party.

Duff & Phelps’ opinion is solely that of Duff & Phelps, and Duff & Phelps’ liability in connection with the opinion shall be limited in accordance with the terms set forth in the engagement letter among Duff & Phelps, the Company, and the Special Committee dated May 12, 2020 (the “Engagement Letter”), which superseded the 2017 Engagement Letter in its entirety. Duff & Phelps’ opinion is confidential, and its use and disclosure is strictly limited in accordance with the terms set forth in the Engagement Letter.

Set forth below is a summary of the material analyses performed by Duff & Phelps in connection with the delivery of its opinion to the Special Committee. This summary is qualified in its entirety by reference to the full text of the opinion, attached hereto as Annex B. While this summary describes the analyses and factors that Duff & Phelps deemed material in its presentation to the Special Committee, it is not a comprehensive description of all analyses and factors considered by Duff & Phelps. The preparation of a fairness opinion is a complex process that involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to partial analysis. In arriving at its opinion, Duff & Phelps did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Duff & Phelps believes that its analyses must be considered as a whole and that selecting portions of its analyses and of the factors considered by it in rendering the fairness opinion without considering all analyses and factors could create a misleading or incomplete view of the evaluation process underlying its opinion. The conclusion reached by Duff & Phelps was based on all analyses and factors taken as a whole, and also on the application of Duff & Phelps’ own experience and judgment.

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The financial analyses summarized below include information presented in tabular format. In order for Duff & Phelps’ financial analyses to be fully understood, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Duff & Phelps’ financial analyses.

Discounted Cash Flow Analysis

Duff & Phelps performed a discounted cash flow analysis of the estimated future unlevered free cash flows attributable to the Company for the fiscal years ending December 31, 2020 through December 31, 2025, with unlevered “free cash flow” defined as cash that is available either to reinvest or to distribute to security holders. The discounted cash flow analysis was used to determine the net present value of estimated future free cash flows utilizing a weighted average cost of capital as the applicable discount rate. For the purposes of its discounted cash flow analysis, Duff & Phelps utilized and relied upon the Management Projections, which are described in this proxy statement in the section entitled “Special Factors—Certain Financial Projections” beginning on page 38. The costs associated with the Company being a publicly listed company, as provided by the management of the Company, were excluded from the financial projections because such costs would likely be eliminated as a result of the merger.

Duff & Phelps estimated the net present value of all cash flows attributable to the Company after fiscal year 2025 (the “Terminal Value”) using a perpetuity growth formula assuming a 4.00% terminal growth rate, which took into consideration an estimate of the expected long-term growth rate of the Chinese economy and the Company’s business. Duff & Phelps used discount rates ranging from 13.50% to 14.50%, reflecting Duff & Phelps’ estimate of the Company’s weighted average cost of capital, to discount the projected free cash flows and the Terminal Value. Duff & Phelps estimated the Company’s weighted average cost of capital by estimating the weighted average of the Company’s cost of equity (derived using the capital asset pricing model) and the Company’s after-tax cost of debt. Duff & Phelps believes that this range of discount rates is consistent with the rate of return that security holders could expect to realize on alternative investment opportunities with similar risk profiles.

	2020 Q2-Q4	2021	2022	2023	2024	2025	Terminal Year
	(In RMB thousands)
NOPAT	2,688	142,738	126,329	800,902	1,470,762	1,851,784	2,582,192
Depreciation	706,493	1,270,794	1,324,383	1,349,611	1,395,251	1,438,507	579,203
Amortization	11,268	12,820	12,820	12,820	12,820	12,820	12,820
Capital Expenditures	-3,799,746	-1,671,742	-630,905	-402,390	-531,568	-609,687	-609,687
(Increase) / Decrease in Working Capital	2,572,270	-1,900,692	-214,015	-2,561,122	-3,394,334	-1,509,156	-421,375
Free Cash Flow	-507,027	-2,146,082	618,612	-800,178	-1,047,068	1,184,268	2,143,153

Based on these assumptions, Duff & Phelps’ discounted cash flow analysis resulted in an estimated enterprise value for the Company of RMB6,830.00 million to RMB8,270.00 million and a range of implied values of the Company’s Common Shares of US$0.00 to US$1.11 per share.

Selected Public Companies and Merger and Acquisition Transactions Analyses

Duff & Phelps analyzed selected public companies and selected merger and acquisition transactions for purposes of estimating valuation multiples with which to calculate a range of implied enterprise values of the Company. This collective analysis was based on publicly available information and is described in more detail in the sections that follow.

The companies utilized for comparative purposes in the following analysis were not directly comparable to the Company, and the transactions utilized for comparative purposes in the following analysis were not directly comparable to the merger. Duff & Phelps does not have access to non-public information of any of the companies used for comparative purposes. Accordingly, a complete valuation analysis of the Company and the merger cannot rely solely upon a quantitative review of the selected public companies and selected transactions, but involves complex considerations and judgments concerning differences in financial and operating characteristics of such companies and targets, as well as other factors that could affect their value relative to that of the Company. Therefore, the selected public companies and selected merger and acquisition transactions analysis is subject to certain limitations.

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Selected Public Companies Analysis. Duff & Phelps compared certain financial information of the Company to corresponding data and ratios from publicly traded companies in the specialty and commodity chemicals industry and plastic automotive parts industry that Duff & Phelps deemed relevant to its analysis. For purposes of its analysis, Duff & Phelps used certain publicly available historical financial data and consensus equity analyst estimates for the selected publicly traded companies. The twelve companies included in the selected public company analysis in the specialty and commodity chemicals industry and plastic automotive parts industry were:

Specialty and Commodity Chemicals Companies	• Covestro AG
• Huntsman Corporation
• Kuraray Co., Ltd.
• PolyOne Corporation
• Kraton Corporation
• Trinseo S.A.
• HDC Hyundai Engineering Plastics Co., Ltd.

Plastic Automotive Parts Companies	• Tong Yang Industry Co., Ltd.
• Eastern Polymer Group Public Company Limited
• DaikyoNishikawa Corporation
• Ecoplastic Corporation
• Faltec Co., Ltd.

Duff & Phelps selected these companies for its analysis based on their relative similarity, primarily in terms of business model, to that of the Company.

The tables below summarize certain observed trading multiples and historical and projected financial performance, on an aggregate basis, of the selected public companies. The estimates for 2020, 2021 and 2022 in the tables below with respect to the selected public companies were derived based on information for the 12-month periods ending closest to the Company’s fiscal year ends for which information was available. Data related to the Company’s earnings before interest, taxes, depreciation and amortization (“EBITDA”) were adjusted for purposes of this analysis to eliminate public company costs and non-recurring income (expenses). Government grants are included in EBITDA metrics.

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	REVENUE GROWTH					EBITDA GROWTH					EBITDA MARGIN
	3-YR CAGR	LTM	2020	2021	2022	3-YR CAGR	LTM	2020	2021	2022	3-YR AVG	LTM	2020	2021	2022

Specialty and Commodity Chemicals
Covestro AG	1.4%	-14.2%	-15.6%	8.4%	5.6%	-9.0%	-49.7%	-38.6%	44.2%	16.0%	18.7%	10.3%	8.3%	11.1%	12.2%
Huntsman Corporation	3.4	-3.7	-17.7	16.0	NA	NA	-26.0	-34.5	61.0	NA	13.2	9.9	8.3	11.6	NA
Kuraray Co., Ltd.	5.9	-4.1	-5.5	4.1	2.7	0.9	-6.2	-8.7	9.6	1.7	20.9	19.3	18.9	19.8	19.7
PolyOne Corporation	6.8	3.4	-7.8	4.5	NA	NA	28.8	-9.9	10.6	NA	9.8	10.7	10.3	10.9	NA
Kraton Corporation	1.1	-9.7	-14.3	1.9	NA	-3.5	-42.5	-15.0	10.4	NA	17.0	13.7	14.3	15.5	NA
Trinseo S.A.	0.5	-19.9	-21.8	10.0	4.4	-16.8	-36.1	-62.7	131.4	21.2	12.1	8.5	4.5	9.4	10.9
HDC Hyundai Engineering Plastics Co., Ltd.	-1.0	-13.8	NA	NA	NA	-16.1	67.1	NA	NA	NA	4.6	5.7	NA	NA	NA
Group Median	1.4%	-9.7%	-14.9%	6.5%	4.4%	-9.0%	-26.0%	-24.8%	27.4%	16.0%	13.2%	10.3%	9.3%	11.3%	12.2%

Plastic Automotive Parts
Tong Yang Industry Co., Ltd.	-3.7%	-4.4%	-7.4%	9.7%	NA	-1.8%	7.9%	-4.6%	10.5%	NA	23.1%	25.6%	26.0%	26.2%	NA
Eastern Polymer Group Public Company Limited	3.3	-3.4	10.9	-4.0	NA	-4.8	10.1	12.2	-1.4	NA	14.6	15.3	15.5	15.9	NA
DaikyoNishikawa Corporation	5.4	-1.1	0.5	5.4	NA	-5.2	-17.8	15.4	12.8	NA	13.3	11.0	12.6	13.5	NA
Ecoplastic Corporation	3.6	8.3	NA	NA	NA	7.6	28.5	NA	NA	NA	4.5	5.1	NA	NA	NA
Faltec Co., Ltd.	0.7	-5.9	NA	NA	NA	5.7	2.5	NA	NA	NA	6.9	7.4	NA	NA	NA
Group Median	3.3%	-3.4%	0.5%	5.4%	NA	-1.8%	7.9%	12.2%	10.5%	NA	13.3%	11.0%	15.5%	15.9%	NA

Aggregate Mean	2.3%	-5.7%	-8.7%	6.2%	4.3%	-4.3%	-2.8%	-16.3%	32.1%	13.0%	13.2%	11.9%	13.2%	14.9%	14.2%
Aggregate Median	2.3%	-4.2%	-7.8%	5.4%	4.4%	-4.1%	-1.8%	-9.9%	10.6%	16.0%	13.3%	10.5%	12.6%	13.5%	12.2%

China XD Plastics Company Limited	7.8%	2.8%	-39.2%	45.0%	-1.0%	0.8%	11.8%	-38.5%	64.4%	2.6%	14.6%	14.1%	14.3%	16.2%	16.8%

	ENTERPRISE VALUE AS A MULTIPLE OF
	LTM EBITDA	2020 EBITDA	2021 EBITDA	2022 EBITDA	LTM Revenue	2020 Revenue	2021 Revenue	2022 Revenue
Specialty and Commodity Chemicals
Covestro AG	5.2x	7.4x	5.1x	4.4x	0.54x	0.62x	0.57x	0.54x
Huntsman Corporation	6.5	9.2	5.7	NA	0.64	0.77	0.66	NA
Kuraray Co., Ltd.	5.1	5.5	5.0	4.9	0.98	1.03	0.99	0.96
PolyOne Corporation	7.7	8.6	7.8	NA	0.82	0.88	0.84	NA
Kraton Corporation	5.7	6.3	5.7	NA	0.78	0.90	0.88	NA
Trinseo S.A.	4.5	10.4	4.5	3.7	0.38	0.46	0.42	0.40
HDC Hyundai Engineering Plastics Co., Ltd.	4.0	NA	NA	NA	0.23	NA	NA	NA
Group Median	5.2x	8.0x	5.4x	4.4x	0.64x	0.83x	0.75x	0.54x

Plastic Automotive Parts
Tong Yang Industry Co., Ltd.	4.9x	5.1x	4.6x	NA	1.26x	1.32x	1.21x	NA
Eastern Polymer Group Public Company Limited	7.8	6.9	7.0	NA	1.19x	1.07	1.11	NA
DaikyoNishikawa Corporation	0.6	1.4	1.3	NA	0.07x	0.18	0.17	NA
Ecoplastic Corporation	3.8	NA	NA	NA	0.19x	NA	NA	NA
Faltec Co., Ltd.	3.1	NA	NA	NA	0.23x	NA	NA	NA
Group Median	3.8x	5.1x	4.6x	NA	0.23x	1.07x	1.11x	NA

Aggregate Mean	4.9x	6.8x	5.2x	4.4x	0.61x	0.80x	0.76x	0.64x
Aggregate Median	5.0x	6.9x	5.1x	4.4x	0.59x	0.88x	0.84x	0.54x

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Selected M&A Transactions Analysis. Duff & Phelps compared the Company to the target companies involved in the selected merger and acquisition transactions listed in the tables below. The selection of these transactions was based on, among other things, the target company’s industry, the relative size of the transaction compared to the merger and the availability of public information related to the transaction. The selected transactions indicated enterprise value to LTM revenue multiples ranging from 0.44x to 1.61x with a median of 1.11x, enterprise value to LTM EBITDA multiples ranging from 4.8x to 24.2x with a median of 6.5x.

The Company is not directly comparable to the target companies in the selected M&A transactions analysis given certain characteristics of the transactions and the target companies, including business and industry comparability and lack of recent relevant transactions. Therefore, although reviewed, Duff & Phelps did not select valuation multiples for the Company based on the selected M&A transactions analysis.

Announced	Target Name	Acquirer Name	Enterprise Value	LTM Revenue	LTM EBITDA	EBITDA Margin	EV / Revenue	EV / EBITDA
3/11/2020	Borealis AG	OMV Refining & Marketing GmbH	$10,100	$9,132	$1,558	17.1%	1.11x	6.5x
8/28/2019	Beijing TianYuanAoTe Rubber And Plastic Co., Ltd	Changzhou Tenglong AutoPartsCo., Ltd.	$71	$59	$12	19.9%	1.19x	6.0x
8/10/2019	Sintex NP SAS (nka: Clayens NP Group)	Groupe Siparex; BNP Paribas Développement SA, SCR; AfricInvest Group; Crédit Agricole Régions Investissement SAS	$174	$330	NA	NA	0.53x	NA
9/25/2018	Ivy Group Holding SAS	Westlake Chemical Corporation	$265	$300	NA	NA	0.88x	NA
11/8/2017	Benteler SGL GmbH & Co. KG	SGL Carbon SE	$62	$38	NA	NA	1.61x	NA
8/3/2017	Jiangyin Daoda Decorative Parts Co., Ltd.	Jiangnan Mould & Plastic Technology Co., Ltd.	$184	$136	$8	5.6%	1.35x	24.2x
12/1/2016	Groupe Mécanique Découpage S.A.	Asia-Pacific Electrical Group Co., Ltd	$319	$731	$66	9.0%	0.44x	4.8x
9/13/2016	Continental Structural Plastics Inc.	Teijin Holdings USA, Inc.	$825	$634	NA	NA	1.30x	NA
2/15/2016	Nuplex Industries Limited	Allnex Belgium SA/NV	$810	$954	$95	10.0%	0.85x	8.5x

					Mean		1.03x	10.0x
					Median		1.11x	6.5x

Summary of Selected Public Companies / M&A Transactions Analyses

In order to estimate a range of enterprise values for the Company, Duff & Phelps applied valuation multiples to the Company’s projected EBITDA ending December 31, 2021 and December 31, 2022. The projected EBITDA were adjusted for purposes of this analysis to eliminate public company costs and non-recurring income (expenses) and include government grants. Duff & Phelps’ selected valuation multiples were as follows: projected fiscal 2021 EBITDA multiple ranged from 4.75x to 5.75x, and projected fiscal 2022 EBITDA multiple ranged from 4.50x to 5.50x. Valuation multiples were selected taking into consideration historical and projected financial performance metrics of the Company relative to such metrics of the selected public companies. Rather than applying the average or median multiple from the public company set, Duff & Phelps selected multiples that, in its judgement, reflected the Company’s size, growth outlook, capital requirements, profit margins, revenue mix, and other characteristics relative to the comparable group. Duff & Phelps noted that while it reviewed the selected M&A transactions, it did not select valuation multiples for the Company based on the Selected M&A Transactions Analysis for the reasons described in the section titled “Selected M&A Transactions Analysis” above.

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Based on these analyses, Duff & Phelps’ selected public companies analysis resulted in an estimated enterprise value for the Company of RMB6,680.00 million to RMB8,130.00 million and a range of implied values of the Company’s Common Shares of US$0.00 to US$0.81 per share.

Summary of Discounted Cash Flow Analysis and Selected Public Companies / M&A Transactions Analyses

The range of estimated enterprise values for the Company that Duff & Phelps derived from its discounted cash flow analysis was RMB6,830.00 million to RMB8,270.00 million while from its public companies analysis was RMB6,680.00 million to RMB8,130.00 million. Duff & Phelps concluded that the Company’s enterprise value was within a range of RMB6,760.00 million to RMB8,200.00 million based on the analyses described above.

Based on the concluded enterprise value, Duff & Phelps estimated the range of common equity value of the Company to be RMB0.00 million to RMB456.29 million by:

•	adding cash and restricted cash of RMB183.88 million;
•	adding interest receivable of RMB4.14 million;
•	subtracting short-term and long-term borrowings of RMB7,163.48 million;
•	subtracting amounts due to related parties of RMB179.09 million;
•	subtracting accrued expenses and other current liabilities of RMB126.23 million;
•	subtracting repatriation tax payable of RMB455.84 million;
•	subtracting liquidation preference of series B preferred of RMB7.08 million.

Based on the foregoing analysis, Duff & Phelps estimated the value of each Share to range from US$0.00 to US$0.96.

Option Value Analysis

Duff & Phelps performed an option value analysis due to the fact that the asset value range of the Company determined in valuation analysis is similar to the face value of the Company’s debt.

Duff & Phelps concluded that the Company’s enterprise value was within a range of RMB6,760.00 million to RMB8,200.00 million based on the analyses described above. Based on the concluded enterprise value, Duff & Phelps estimated the range of asset value of the Company to be RMB6,186.86 million to RMB7,626.86 million by:

•	adding cash and restricted cash of RMB183.88 million;
•	adding interest receivable of RMB4.14 million;
•	subtracting amounts due to related parties of RMB179.09 million;
•	subtracting accrued expenses and other current liabilities of RMB126.23 million; and
•	subtracting repatriation tax payable of RMB455.84 million.

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Duff & Phelps estimated the debt and preferred liquidation preference to be RMB7,170.57 million by:

•	adding short-term and long-term borrowings of RMB7,163.48 million; and

•                     adding liquidation preference of series B preferred of RMB7.08 million.

Duff & Phelps utilized a Black-Scholes option pricing model to calculate the common equity value and estimated the value of the Company’s Common Shares to range from US$0.27 to US$1.88 per share.

Liquidation Value Analysis

The table summarizes the estimated recovery rates for the Company’s asset and liabilities and the resulting value indication for the Company under a liquidation scenario.

Estimates of recovery rates were provided by the management of the Company and are summarized below:

•	The management of the Company estimates 100% recovery rates for cash and cash equivalents, restricted cash, land use rights, operating lease right-of-use assets, bank borrowings, bills payable, accounts payable, income tax payable, repatriation tax payable and accrued expenses and other current liabilities.
•	The management of the Company estimates 80%-100% recovery rates for accounts receivables within 90 days, 50%-70% recovery rates for accounts receivables 91-180 days due and 10%-50% recovery rates for accounts receivables due over 180 days.
•	The management of the Company estimates 60%-80% recovery rates for raw materials and 10%-15% recovery rates for finished goods, which are highly customized for individual clients and, per the management of the Company, would likely be disposed as waste materials in an orderly liquidation.
•	The management of the Company estimates 5%-15% recovery rates for the Company's machinery and equipment, as the machinery and equipment is tailored for the Company and cannot be easily used by other manufacturers.

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•	The management of the Company estimates 50%-70% recovery rates for workshops and buildings, as the workshops and buildings are specialized for the Company’s operations and may not fulfill the demands of other businesses.
•	The management of the Company estimates 5%-15% for prepaid construction fees, design fees, and environmental testing fees.
•	The overall resulting recovery rate range for total assets is 40.9%-55.1%.
•	The management of the Company estimates 5%-15% recovery rates for the Company's machinery and equipment, as the machinery and equipment is tailored for the Company and cannot be easily used by other manufacturers.
•	The overall resulting recovery rate for total liabilities is 98.6%.

(RMB in thousands)
	Balance Sheet as of March 31, 2020	Range of Recovery Rates		Range of Liquidation Value
	Amount	Low	High	Low	High
Current Assets:
Cash and cash equivalents	183,878	100.0%	100.0%	183,878	183,878
Restricted cash	1,165,365	100.0%	100.0%	1,165,365	1,165,365
Accounts receivable	2,170,577	58.5%	82.7%	1,269,655	1,795,984
Inventories	4,445,143	59.7%	79.7%	2,654,170	3,540,851
Prepaid expenses and other current assets	2,139,287	67.5%	83.4%	1,443,269	1,784,439
Total Current Assets	10,104,230			6,716,337	8,470,518

Non-Current Assets:
Property, plant and equipment, net	5,830,209	14.6%	26.7%	849,551	1,556,318
Land use rights, net	201,261	100.0%	100.0%	201,261	201,261
Intangible assets, net	6,107	100.0%	100.0%	6,107	6,107
Long-term prepayments to equipment and construction suppliers	3,397,137	5.0%	15.0%	169,857	509,573
Operating lease right-of-use assets, net	108,322	100.0%	100.0%	108,322	108,322
Other non-current assets	34,092	5.0%	5.0%	1,705	1,705
Total Assets	19,681,360	40.9%	55.1%	8,053,141	10,853,802

Short-term bank loans, incl. current portion of LT bank loans	4,903,079	100.0%	100.0%	4,903,079	4,903,079
Bills payable	2,558,150	100.0%	100.0%	2,558,150	2,558,150
Accounts payable	403,015	100.0%	100.0%	403,015	403,015
Amounts due to related parties	179,087	0.0%	0.0%	0	0
Income tax payable	299,514	100.0%	100.0%	299,514	299,514
Repatriation tax - current	502,794	100.0%	100.0%	502,794	502,794
Operating lease liabilities	9,104	0.0%	0.0%	0	0
Accrued expenses and other current liabilities	1,113,646	100.0%	100.0%	1,113,646	1,113,646
Total Current Liabilities	9,968,389			9,780,198	9,780,198

Long-term bank loans, excluding current portion	2,260,405	100.0%	100.0%	2,260,405	2,260,405
Deferred income	639,161	100.0%	100.0%	639,161	639,161
Operating lease liabilities, non-current	101,374	100.0%	100.0%	101,374	101,374
Deferred income tax liabilities	32,038	100.0%	100.0%	32,038	32,038
Total Liabilities	13,001,367	98.6%	98.6%	12,813,175	12,813,175

Liquidation Value Indication				0	0

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Summary of Financial Analysis

Duff & Phelps noted that the per share Merger Consideration to be received by the holders of the Common Shares (other than the Excluded Shares) in the merger was within the range of the per share value of the Common Shares indicated by its analyses (without giving effect to any impact of the merger on any particular holder of Common Shares other than in its capacity as a holder of Common Shares).

Duff & Phelps also noted that the Company’s net book value per share was higher than the per share market price. Duff & Phelps believed that the market investors were worried about the Company’s solvency and the uncertainty of the new products.

In addition, Duff & Phelps noted that the Company’s net book value per share was higher than the per share value of the Common Shares indicated by its analyses (without giving effect to any impact of the merger on any particular holder of Common Shares other than in its capacity as a holder of Common Shares) and Duff & Phelps believed the reasons are as follows: (i) the Company’s future growth relied on its capital expenditure, which would significantly impact the cash flows (ii) the uncertainty for the Company’s new products, construction in progress and expansion projects increased risk of operation and (iii) the Company heavily relied on bills payable to pay off the vendors, which was not a common practice within the industry, and the operating cash flows would be adversely affected as the banks were gradually decreasing the facility.

Duff & Phelps’ opinion was only one of the many factors considered by the Special Committee in its evaluation of the merger and should not be viewed as determinative of the views of the Special Committee.

Fees and Expenses

As compensation for Duff & Phelps’ services in connection with the rendering of its opinion to the Special Committee, the Company agreed to pay Duff & Phelps a fee of US$550,000, consisting of a non-refundable retainer of US$100,000 payable upon engagement, and US$450,000 payable upon Duff & Phelps informing the Special Committee in writing that it is prepared to render the opinion.

No portion of Duff & Phelps’ fee is refundable or contingent upon the consummation of a transaction, including the merger, or the conclusion reached in the opinion.

The 2017 Special Committee retained Duff & Phelps and DPS to act as its financial advisor under the 2017 Engagement Letter. Duff & Phelps received a non-refundable retainer of US$250,000 and DPS received a market check fee of US$100,000.

The terms of the fee arrangements with Duff & Phelps, which the Company believes are customary in transactions of this nature, were negotiated at arm’s length, and the Special Committee and the Company’s Board are aware of these fee arrangements. Other than the Duff & Phelps engagement to render its opinion to the Special Committee under the Engagement Letter (including Duff & Phelps’ engagement under the 2017 Engagement Letter, which has been superseded by the engagement contemplated under the Engagement Letter in its entirety), during the two years preceding the date of its opinion, Duff & Phelps has not had any material relationship with any party to the merger for which compensation has been received or is intended to be received, nor is any such material relationship or related compensation mutually understood to be contemplated.

Buyer Group’s Purpose of and Reasons for the Merger

Under SEC rules governing “going private” transactions, each member of the Buyer Group is deemed to be engaged in a “going private” transaction and is required to express its reasons for the merger to the Company’s unaffiliated security holders, as defined in Rule 13e-3 of the Exchange Act. Each member of the Buyer Group is making the statements included in this section solely for the purpose of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act.

For the Buyer Group, the purpose of the merger is to enable Parent to acquire 100% control of the Company, in a transaction in which unaffiliated security holders will be cashed out in exchange for $1.2 per share, without interest and net of any applicable withholding taxes, so Parent will bear the rewards and risks of the sole ownership of the Company after all of the Shares are cancelled, including any increases in value of the Company as a result of improvements to the Company’s operations or acquisitions of other businesses.

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The Buyer Group believes the operating environment has become more challenging due to recent operating conditions, industry trends and macroeconomic factors, including among the others:

•	the material adverse impact on the Company’s performance and operations caused by the outbreak of COVID-19 was expected to continue throughout 2020;
•	the slowdown of China’s automobile production in the long term, which the business of the Company heavily relies on;
•	global trade headwinds facing PRC based manufacturers and distributors and the uncertain outlook for global trade relations;
•	recent economic slowdown in China and expected sustained macroeconomic challenges; and
•	legislative or regulatory changes that affect the Company’s business, including changes in environmental regulations and control policies over the domestic automotive industry.

These changes have increased the uncertainty and volatility inherent in the business models of companies similar to the Company. As a result, the Buyer Group is of the view that there is potential for considerably greater short- and medium-term volatility in the Company’s earnings. Responding to current market challenges will require tolerance for volatility in the performance of the Company’s business and a willingness to make business decisions focused on improving the Company’s long-term profitability. The Buyer Group believes that these strategies would be most effectively implemented in the context of a private company structure. As a privately held entity, the management of the Company will have greater flexibility to focus on improving long-term profitability without the pressures exerted by the public market’s valuation of the Company and its emphasis on short-term period-to-period performance and to pursue certain strategic alternatives that it would not be practicable to pursue as a public company, including the ability to restructure the Company, potentially spinning off unprofitable business lines and expanding profitable ones into new segments.

Further, as a privately held company, the Company will be relieved of many of the expenses, burdens and constraints imposed on companies that are subject to the public reporting requirements under the U.S. federal securities laws, including the Exchange Act and the Sarbanes-Oxley Act of 2002. The need for the management of the Company to be responsive to shareholders’ concerns and to engage in an ongoing dialogue with shareholders can at times distract management’s time and attention from the effective operation and improvement of the business.

The Buyer Group decided to undertake the “going private” transaction at this time because it wants to take advantage of the benefits of the Company being a privately held company as described above. In the course of considering the “going private” transaction, the Buyer Group did not consider alternative transaction structures because the Buyer Group believed the merger was the most direct and effective way to enable the Buyer Group to acquire ownership and control of the Company.

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Effect of the Merger on the Company

Private Ownership

Common Shares of the Company are currently listed on the NASDAQ under the symbol “CXDC.” It is expected that, immediately following the completion of the merger, the Company will cease to be a publicly traded company and will instead become a privately-held company beneficially owned by the Buyer Group. Following the completion of the merger, the Common Shares will cease to be listed on the NASDAQ, and price quotations with respect to sales of the Common Shares in the public market will no longer be available. In addition, registration of the Common Shares under the Exchange Act may be terminated upon the Company’s application to the SEC if the Common Shares are not listed on a national securities exchange and there are fewer than 300 registered holders of the Common Shares. Ninety days after the filing of Form 15 in connection with the completion of the merger or such longer period as may be determined by the SEC, registration of the Common Shares under the Exchange Act will be terminated. At such time, the Company will no longer be required to file periodic reports with the SEC or otherwise be subject to the United States federal securities laws, including Sarbanes-Oxley Act, applicable to public companies. After the completion of the merger, the Company’s stockholders will no longer enjoy the rights or protections that the United States federal securities laws provide, including reporting obligations for directors, officers and principal securities holders of the Company.

Under the terms of the merger agreement, if the merger is completed, at the Effective Time, each of the Common Shares, issued and outstanding immediately prior to the Effective Time, other than the Excluded Shares, will be cancelled in exchange for the right to receive $1.2 in cash per share without interest and net of any applicable withholding taxes. The Excluded Shares will be cancelled for no consideration.

Articles of Incorporation and Bylaws of the Surviving Corporation; Directors and Management of the Surviving Corporation

If the merger is completed, the current articles of incorporation and bylaws of the Company will be replaced in its entirety by the articles of incorporation and bylaws in the form attached as appendix to the articles of merger (which is substantially the form of the articles of incorporation and bylaws of Merger Sub, as in effect prior to the completion of the merger, except that, at the effective time of the merger, the articles of incorporation and bylaws shall refer to the name of the surviving corporation as “China XD Plastics Company Limited” and the articles of incorporation and bylaws will include provisions addressing the matters set forth in Section 7.5(b) of the merger agreement, including elimination of liability of directors, indemnification of officers, directors and employees and advancement of expenses provisions that, in each case, are no less advantageous to the intended beneficiaries than the corresponding provisions in existence on the date of the merger agreement. In addition, the director of Merger Sub immediately prior to the effective time (identified below in “Annex D – Directors and Executive Officers of each Filing Person”) will become the director of the surviving corporation and the officers of the Company immediately prior to the effective time will become the officers of the surviving corporation.

Primary Benefits and Detriments of the Merger

The primary benefits of the merger to the unaffiliated security holders include, without limitation, the following:

•	the receipt by such security holders of $1.2 per share in cash, representing a premium of 25% over the Company’s closing price of $0.96 per share on May 7, 2020, the last trading day prior to May 8, 2020, the date that it announced that it had received a going-private proposal, and a premium of 11.6% over the 60 trading day volume-weighted average trading price prior to May 8, 2020; and
•	the avoidance of the risk associated with any possible decrease in the Company’s future revenues and free cash flow, growth or value, and the risks related to the Company’s substantial leverage, following the merger.

The primary detriments of the merger to the unaffiliated security holders include, without limitation, the following:

•	such security holders will cease to have an interest in the Company and, therefore, will no longer benefit from possible increases in the future revenues and free cash flow, growth or value of the Company or payment of dividends on the Shares, if any; and
•	in general, for a U.S. Holder (as defined under “Special Factors – Material U.S. Federal Income Tax Consequences”), the receipt of cash pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes and may also be a taxable transaction under other applicable tax laws. As a result, a U.S. Holder (as defined under “Special Factors – Material U.S. Federal Income Tax Consequences”) of the Common Shares who receives cash in exchange for all of such U.S. Holder’s Common Shares in the merger generally will be required to recognize gain or loss equal to the difference, if any, between the amount of cash received and such U.S. Holder’s aggregate adjusted tax basis in such Common Shares.

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The primary benefits of the merger to the Company’s directors and executive officers (other than the Chairman) include, without limitation, the following:

•	the continued vesting, cash-out or forfeiture of unvested restricted Common Shares beneficially held by the Chairman, which are subject to certain target-based vesting requirements;
•	continued indemnification rights, rights to advancement of fees and directors and officers liability insurance to be provided by the surviving corporation to former directors and officers of the Company provided under the merger agreement;
•	the monthly compensation of RMB5,000 of members of the Special Committee in exchange for their services in such capacity (the payment of which is not contingent upon the completion of the merger or the Special Committee’s or the Board’s recommendation of the merger); and
•	the expected continuation of service of certain executive officers of the Company with the surviving corporation in positions that are substantially similar to their current positions.

The primary detriments of the merger to the Company’s directors and executive officers (other than the Chairman) include, without limitation, the following:

•	certain directors and officers, to the extent and in their capacity as stockholders of the Company, will no longer benefit from possible increases in the future revenues and free cash flow, growth or value of the Company or payment of dividends on the Shares, if any; and
•	in general, the receipt of cash pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes and may also be a taxable transaction under other applicable tax laws.

The primary benefits of the merger to the Buyer Group include the following:

•	if the Company successfully executes its business strategies, the value of their equity investment could increase because of possible increases in future revenues and free cash flow, increases in the underlying value of the Company or the payment of dividends, if any, that will accrue to Parent;
•	the Company will no longer have continued pressure to meet quarterly forecasts set by analysts. In contrast, as a publicly traded company, the Company currently faces public stockholders and investment analyst pressure to make decisions that may produce better short term results, but which may not over the long term lead to a maximization of its equity value;

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•	the Company will have more freedom to focus on long-term strategic planning in a highly competitive business;
•	the Company will have more flexibility to change its capital spending strategies without public market scrutiny or analysts’ quarterly expectations;
•	the Company will be able to introduce new products or change its pricing strategies to attract customers without public market scrutiny or the pressure to meet quarterly forecasts set by analysts; and
•	there will be a reduction of the costs and administrative burden associated with operating the Company as a U.S. publicly traded company, including the costs associated with regulatory filings and compliance requirements. In 2019, such costs that would be reduced as a result of the Company no longer being publicly listed totaled approximately $3,000,000 and included, but were not limited to, (i) fees and expenses related to Sarbanes-Oxley compliance and valuation services, (ii) fees and expenses of U.S. securities counsel and investor relations firm, (iii) printing costs and (iv) and directors’ and officers’ liability insurance. Such cost savings will directly benefit the Buyer Group following the closing, and will be recurring in nature if and for so long as the Company remains private.

The primary detriments of the merger to the Buyer Group include the following:

•	all of the risk of any possible decrease in the Company’s revenues, free cash flow or value following the merger will be borne by the Buyer Group;
•	risks associated with pending legal and regulatory proceedings against the Company will be borne by the Buyer Group;
•	the business risks facing the Company will be borne by the Buyer Group;
•	an equity investment in the surviving corporation by the Buyer Group following the merger will involve substantial risk resulting from the limited liquidity of such an investment; and
•	following the merger, there will be no trading market for the surviving corporation’s equity securities.

Effect of the Merger on the Company’s Net Book Value and Net Earnings

Following consummation of the merger, Parent will own 100% of the outstanding share capital of the Company and will have a corresponding interest in our net book value and net earnings.

Our net income attributable to our stockholders for the six months ended June 30, 2020 was $6.5 million and our net tangible book value as of June 30, 2020 was approximately $876.6 million.

The Table below sets out the direct or indirect interest in the Company’s net earnings and net tangible book value for members of the Buyer Group before and immediately after the merger, based on the historical net tangible book value and net earnings of the Company as of and for the six months ended June 30, 2020.

	Ownership Prior to the Merger(1)				Ownership After the Merger(2)
	Earnings		Net Tangible Book Value		Earnings		Net Tangible Book Value
Name	$’000%		$’000%		$’000%		$’000%
Rollover Stockholders	3,275.2	50.1	439,197.3	50.1	6,537.3	100.0	876,641.4	100.0

(1)	Ownership percentages are based on 71,548,841 Shares, including 70,548,841 Common Shares and 1,000,000 Preferred Shares issued and outstanding as of the date of this proxy statement.
(2)	Ownership percentages are subject to adjustment pursuant to the terms and conditions of the merger agreement, the Equity Commitment Letter and the Support Agreement and are on a fully diluted basis.

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Plans for the Company after the Merger

After the Effective Time, Parent will own 100% of the equity interests in the Company. The Buyer Group anticipates that the Company’s operations will be conducted substantially as they are currently being conducted, except that the Company will cease to be a publicly traded company and will instead be beneficially owned by the Buyer Group.

Subsequent to the consummation of the merger, the Company will no longer be subject to the Exchange Act and NASDAQ compliance and reporting requirements and the related direct and indirect costs and expenses, and may experience positive effects on profitability as a result of the elimination of such costs and expenses.

Other than as described in this proxy statement and transactions already under consideration by the Company, there are no present plans or proposals that relate to or would result in any of the following:

•	an extraordinary corporate transaction involving the Company’s corporate structure, business, or management, such as a merger, reorganization, liquidation, relocation of any material operations;
•	sale or transfer of a material amount of assets; or
•	any other material changes in the Company’s business.

However, subsequent to the consummation of the merger, the Buyer Group will continue to evaluate the Company’s entire business and operations from time to time, and may propose or develop plans and proposals which they consider to be in the best interests of the Company and its equity holders, including (i) any of the foregoing actions and any actions to address the challenges referred to in “Special Factors Relating to the Merger — Purposes and Reasons of the Buyer Group for the Merger” above, and (ii) the disposition or acquisition of material assets, alliances, joint ventures, and other forms of cooperation with third parties or other extraordinary transactions, including the possibility of relisting the Company or a substantial part of its business on another stock exchange, in each case, which they consider to be in the best interests of the surviving company and its stockholders. The Buyer Group expressly reserves the right to make any changes they deem appropriate to the operation of the Company in light of such evaluation and review as well as any future developments.

After the Effective Time, the directors of Merger Sub immediately prior to the Effective Time will become the directors of the Company, and the officers of the Company immediately prior to the Effective Time will remain the officers of the Company, in each case until the earlier of their resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be.

Alternatives to the Merger

The Board did not independently determine to initiate a process for the sale of the Company. The Special Committee was formed on May 10, 2020, in response to the receipt of the going-private proposal letter from the Buyer Group on May 7, 2020. In light of (i) the Buyer Group’s intention to work together exclusively in pursuit of any acquisition of the Company and its combined beneficial ownership of approximately 69.7% of the total voting power of the Company (as of the dates of this proxy statement), (ii) no attempt was made to contact third parties who might otherwise consider an acquisition of the Company, and (iii) since the Company’s announcement of the receipt of the proposal letter from the Buyer Group on May 8, 2020, the Company has not received any actionable offer from any third party for (a) a merger or consolidation of the Company with another company, (b) the sale or transfer of all or substantially all of the Company’s assets or (c) the purchase of all or a substantial portion of the Shares that would enable such person to exercise control of or significant influence over the Company, the Special Committee determined that there was no viable alternative to the proposed sale of the Company to the Buyer Group.

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The Special Committee also took into account that, prior to the receipt of stockholder approval, the Company, subject to compliance with the terms and conditions of the merger agreement, can terminate the merger agreement in order to enter into an acquisition agreement with respect to a superior proposal, subject to the payment of a termination fee to the extent provided in the merger agreement. In this regard, the Special Committee recognized that it has flexibility under the merger agreement to respond to an alternative transaction proposed by a third party that is or is reasonably likely to result in a superior proposal, including the ability to provide information to and engage in discussions and negotiations with such party (and, if such proposal is a superior proposal, recommend such proposal to the Company’s stockholders).

In addition, the Special Committee also considered the alternative for the Company to remain as a public company. However, the Special Committee did not believe such options to be equally or more favourable in enhancing stockholder value, after considering factors such as the forecasts of future financial performance prepared by management, the increased costs of regulatory compliance for public companies, the challenges to the Company’s efforts to increase stockholder value as an independent publicly-traded company, and the requirement, as an SEC-reporting company, to disclose a considerable amount of business information to the public which will limit the Company’s ability to compete in the market. The Special Committee has concluded that it is more beneficial to the unaffiliated security holders to enter into the merger agreement and pursue the consummation of the transactions, including the merger, and become a private company rather than to remain a public company.

Effect on the Company if the Merger is not Completed

If the merger agreement is not authorized and approved by the Company’s stockholders or if the merger is not completed for any other reason, the Company’s stockholders will not receive any payment for their Common Shares in connection with the merger. Instead, the Company will remain a publicly traded company, the Common Shares will continue to be listed and traded on the NASDAQ, provided that the Company continues to meet the NASDAQ’s listing requirements, and the Company will remain subject to SEC reporting obligations. Therefore, the Company’s stockholders will continue to be subject to similar risks and opportunities as they currently are with respect to their ownership of our Common Shares. Accordingly, if the merger is not completed, there can be no assurance as to the effect of these risks and opportunities on the future value of your Common Shares, including the risk that the market price of the Common Shares may decline to the extent that the current market price reflects a market assumption that the merger will be completed.

Under specified circumstances in which the merger agreement is terminated, the Company may be required to pay Parent a termination fee of $1,000,000, or Parent may be required to pay the Company a termination fee of either $2,000,000, in each case, as described under the caption “The Merger Agreement—Termination Fees and Reimbursement of Expenses” beginning on page 91.

If the merger is not completed, from time to time, the Board will evaluate and review, among other things, the business, operations, dividend policy and capitalization of the Company and make such changes as are deemed appropriate and continue to seek to identify strategic alternatives to enhance stockholder value. If the merger agreement is not authorized and approved by the Company’s stockholders or if the merger is not completed for any other reason, there can be no assurance that any other transaction acceptable to the Company will be offered, or that the business, prospects or results of operations of the Company will not be adversely impacted.

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Financing of the Merger

The Company and the Buyer Group estimate that the total amount of funds necessary to complete the merger and the related transactions is approximately $42.8 million. In calculating this amount, the Company and the Buyer Group did not consider the value of the Rollover Shares, which will be contributed to Parent in exchange for shares of its ordinary shares and will be cancelled for no consideration pursuant to the merger agreement. This amount includes (i) the cash to be paid to the Company’s unaffiliated security holders, and (ii) the related costs and expenses, in connection with the merger and related transactions.

The merger and the related transactions are expected to be funded through a combination of (i) cash contributions contemplated by the Equity Commitment Letter, by and between Parent and the Chairman, dated as of June 15, 2020; and (ii) the available offshore cash in the Company and its subsidiaries. Prior to the Effective Time, the Buyer Group may also seek to obtain debt financing to fund part of the funds necessary to complete the Merger. However, the obligations of Parent and Merger Sub under the Merger Agreement, including the obligation to pay the Merger Consideration, are not subject to any financing condition.

As of the date of this proxy statement, there are no alternative financing arrangements or plans in place to obtain the funds necessary for the consummation of the merger and the other transactions contemplated by the merger agreement.

Equity Commitment Letter

Pursuant to the Equity Commitment Letter, attached hereto as Annex F, the Chairman has committed, on the terms and subject to the conditions set forth therein and in the merger agreement, to purchase, or cause one or more of his respective affiliates to purchase, prior to or at the closing of the merger, equity interests of Parent for an amount of $5,000,000 in immediately available funds, which will be used to fund a portion of the aggregate Merger Consideration and all other amounts payable by Parent and Merger Sub at the closing of the merger to consummate the merger pursuant to and in accordance with the merger agreement, in addition to other transaction costs and payment obligations of Parent and Merger Sub in connection with the merger and other transactions contemplated by the merger agreement. The Chairman’s commitment and obligation to make the above contribution under the Equity Commitment Letter is conditioned upon the satisfaction or waiver by Parent of the conditions to Parent’s and Merger Sub’s obligations to complete the merger under the merger agreement.

The obligation of the Chairman to fund his equity commitment under his Equity Commitment Letter will terminate automatically upon the earlier to occur of  (i) consummation of the merger and the payment by Parent and Merger Sub of all amounts required to be made by them under the merger agreement, or (ii) the valid termination of the merger agreement in accordance with its terms, except that if any claim or proceeding has been commenced by the Company to seek specific performance of the obligations of Parent and Merger Sub to effect the consummation of the merger pursuant to the merger agreement, then the Chairman’s obligation to fund shall survive until the earlier of (i) a final, non-appealable judgment from a court of competent jurisdiction in respect of such claim or proceeding, and (ii) the consummation of the merger and the payment by Parent and Merger Sub of all amounts required to be made by them under the merger agreement.

The Company is an express third-party beneficiary of the Equity Commitment Letter, pursuant to the terms and subject to the conditions in the merger agreement, to cause the Chairman to perform its funding obligations under the Equity Commitment Letter.

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Limited Guarantee

Concurrently with the execution of the merger agreement, the Chairman entered into the Limited Guarantee, attached hereto as Annex G, under which the Chairman has guaranteed in favor of the Company 100% of the Parent’s obligation to pay (i) the termination fee, if and when required under the merger agreement, (ii) the reimbursement obligations pursuant to the terms of the merger agreement, and (iii) all costs and expenses reasonably incurred by the Company in connection with the enforcement of its rights of specific performance pursuant to the merger agreement that results in a judgement against Parent, Merger Sub, or the Rollover Stockholders (including the Chairman), provided that in no event shall the Chairman’s aggregate liability exceed the sum of $2,100,000. The Limited Guarantee will terminate on the earliest of (i) all of the guaranteed obligations payable under the Limited Guarantee having been paid in full by the Chairman, (ii) the Effective Time, (iii) the termination of the merger agreement in accordance with its terms under circumstances in which none of the guaranteed obligations are payable, and (iv) one year after any termination of the merger agreement in accordance with its terms under circumstances in which Parent and Merger Sub would be obligated to pay the termination fee if the Company has not presented a bona fide written claim for payment of any guaranteed obligation to the Chairman by such day, provided that if the Company has presented such claim to the Chairman by such date, the Limited Guarantee shall terminate upon the date such claim is finally satisfied or otherwise resolved by agreement of the parties or pursuant to the Limited Guarantee.

Support Agreement

Pursuant to the Support Agreement, attached hereto as Annex H, the Rollover Stockholders have agreed, subject to the terms and conditions of the Support Agreement, to (i) vote the Rollover Shares in favor of the approval and adoption of the merger agreement and the transactions contemplated thereby, including the merger, and (ii) contribute the Rollover Shares to Parent in exchange for newly issued shares of Parent and receive no consideration for the cancellation of the Rollover Shares in accordance with the merger agreement.

In addition, pursuant to the Support Agreement, the Rollover Stockholders also agreed that, until the effective time of the merger or the termination of the merger agreement, (i) when a meeting of the stockholders of the Company is held, to appear at such meeting or otherwise cause their Rollover Shares to be counted as present for purposes of calculating a quorum and ensure any vote at such meeting will be a poll vote and (ii) to vote or otherwise cause to be voted at such meeting all of their Rollover Shares (a) in favor of the adoption of the merger agreement and any related action reasonably required in furtherance thereof, (b) against the approval of any other proposal or offer regarding a Competing Transaction (as defined in the merger agreement) or any other transactions, proposal, agreement or action contemplated by a Competing Proposal (as defined in the merger agreement) or other action in opposition to the approval of the merger agreement or in competition with or inconsistent with the transactions contemplated by the merger agreement, including the merger, (c) against any other action, agreement or transaction that is intended, that could reasonably be expected, or the effect of which could reasonably be expected, to impede, interfere with, delay, postpone, discourage or adversely affect the merger or any of the other transactions contemplated by the merger agreement or the Support Agreement or the performance by such Rollover Stockholder of its obligations under the Support Agreement, (d) against any action, proposal, transaction or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the merger agreement, or of such Rollover Stockholder or Parent contained in the Support Agreement, (e) in favor of any adjournment or postponement of any stockholders’ meeting or any annual or special meeting of the stockholders of the Company, however called, at which any of the matters described in (a)-(e) is to be considered (and any adjournment and postponement thereof) as may be requested by Parent or the Company to consummate the transactions contemplated by the merger agreement, including the merger, and (f) in favor of any other matter necessary or reasonably requested by Parent or the Company to effect the transactions contemplated by the merger agreement. Under the Support Agreement, each Rollover Stockholder has appointed Parent and any other designee of Parent such Rollover Stockholder’s irrevocable (for the period until termination of the Support Agreement in accordance with its terms) proxy and attorney-in-fact (with full power of substitution) to vote its respective Rollover Shares as indicated above.

The Company is an express third-party beneficiary of the Support Agreement, and is entitled to specific performance of the terms thereof (in addition to any other available remedy at law or in equity). The consummation of the contribution and transfer by the Rollover Stockholders of the Rollover Shares is subject to the satisfaction in full (or waiver) of each of the conditions to the Company’s, Parent’s and Merger Sub’s obligations to consummate the merger (other than those to be satisfied at the closing). Subject to the foregoing, the closing of the contribution will take place immediately prior to the closing of the Merger. The Support Agreement will terminate immediately upon the valid termination of the merger agreement in accordance with its terms.

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 Remedies

Other than certain equitable remedies that Parent may be entitled to, the sole and exclusive remedy (whether at law, in equity, in contract, in tort or otherwise) of the Buyer Group and certain related parties as described in the merger agreement against the Company, its subsidiaries and certain related parties as described in the merger agreement for any loss or damage suffered as a result of any breach of any representation, warranty, covenant or agreement or failure to perform under the merger agreement or other failure of the transactions contemplated by the merger agreement to be consummated shall be Parent’s right to (i) terminate the merger agreement and receive from the Company a termination fee of $1,000,000, and (ii) receive reimbursement and interest if such termination fee is not paid when due and in accordance with the merger agreement.

Other than certain equitable remedies that the Company may be entitled to, the sole and exclusive remedy (whether at law, in equity, in contract, in tort or otherwise) of the Company, its subsidiaries and certain related parties as described in the merger agreement against the Buyer Group and certain related parties as described in the merger agreement for any loss or damage suffered as a result of any breach of any representation, warranty, covenant or agreement or failure to perform under the merger agreement or other failure of the transactions contemplated by the merger agreement to be consummated shall be the Company’s right to (i) terminate the merger agreement and receive from Parent a termination fee in an amount equal to the sum of (x) of $2,000,000 and the guarantee of such obligation pursuant to the Limited Guarantee and (y) certain reasonable and documented out-of-pocket expenses incurred by the Company and the Special Committee in connection with the merger, as set forth in the merger agreement, and (ii) receive reimbursement and interest if such termination fee is not paid when due and in accordance with the merger agreement.

Interests of Certain Persons in the Merger

In considering the recommendation of the Special Committee and our Board with respect to the merger, you should be aware that each of the Buyer Group has interests in the transaction that are different from, and/or in addition to, the interests of our stockholders generally. The Board and Special Committee were aware of such interests and considered them, among other matters, in reaching their decisions to authorize and approve the merger agreement and the transactions contemplated by the merger agreement, including the merger, and recommend that our stockholders vote in favor of authorizing and approving the merger agreement and the transactions contemplated by the merger agreement, including the merger.

Interests of the Buyer Group

As a result of the merger, Parent will own 100% of the equity interest in the surviving corporation and the Buyer Group will own, directly or indirectly, 100% of the equity interest in Parent immediately following the completion of the merger. The Rollover Stockholders will beneficially hold all of the equity interest in Parent immediately following the completion of the merger on a fully diluted basis. Because of Parent’s equity interest in the surviving corporation, each member of the Buyer Group will directly or indirectly enjoy the benefits from any future earnings and growth of the Company after the merger which, if the Company is successfully managed, could exceed the value of their original investments in the Company. The Buyer Group will also directly bear the corresponding risks of any possible decreases in the future earnings, growth or value of the Company. The Buyer Group’s investment in the surviving corporation will be illiquid, with no public trading market for the surviving corporation’s shares and no certainty that an opportunity to sell its shares in the surviving corporation at an attractive price, or that dividends paid by the surviving corporation will be sufficient to recover its investment.

The merger may also provide additional means to enhance stockholder value for the Buyer Group, including improved profitability due to the elimination of the expenses associated with public company reporting and compliance, increased flexibility and responsiveness in management of the business to achieve growth and respond to competition without the restrictions of short-term earnings comparisons, and additional means for making liquidity available to the Buyer Group, such as through dividends or other distributions.

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Interests of the Rollover Stockholders

Concurrently with the execution and delivery of the merger agreement, the Rollover Stockholders entered into the Support Agreement with Parent. Pursuant to the Support Agreement, at the closing of the merger, the Rollover Shares will be cancelled pursuant to the merger agreement. Immediately prior to the closing of the merger, each Rollover Stockholder shall subscribe, or shall cause its affiliate to subscribe, and Parent shall issue to such Rollover Stockholder or its affiliate, as the case may be, for consideration of par value for the number of ordinary shares of Parent set forth in the Support Agreement.

Given the Company will become a privately-held company following the completion of the merger, the Rollover Stockholders’ interests in the surviving corporation will be illiquid, with no public trading market for the surviving corporation’s shares and no certainty of an opportunity to sell their beneficial interests in the surviving corporation at an attractive price, or that any dividends paid by the surviving corporation will be sufficient to recover their investment. Each of the Rollover Stockholders may also enjoy benefits from future earnings and growth of the surviving corporation.

Shares and Restricted Common Shares Held by Officers and Directors

As of the date of this proxy statement, the Company’s directors and executive officers (as set forth in “Security Ownership of Certain Beneficial Owners and Management of the Company” beginning on page 97), as a group and excluding the Rollover Stockholders, beneficially own an aggregate of 1,010,879 Common Shares.

The table below sets forth for each of our directors and officers:

•	the number of issued and outstanding Shares beneficially held by such person as of the date of this proxy statement; and
•	the maximum amount of cash payment to be received by such person, calculated by adding (a) the product of (i) the number of issued and outstanding Common Shares beneficially held by such person as of the date of this proxy statement and (ii) $1.2 per share.
Name	Title of Class	Shares	Restricted Common Shares that will vest within 60 days from the date of this proxy statement			Maximum Cash Consideration Upon Completion of the Merger
Jie Han (1)	Preferred Shares	1,000,000		Nil		Nil
Jie Han (1)	Common Shares	34,865,054	(2)	Nil	(3)	Nil
Taylor Zhang	Common Shares	500,000l		Nil		600,000
Linyuan Zhai	Common Shares	10,879		Nil		13,054.8
Huiyi Chen	Common Shares	Nil		Nil		Nil
Guanbao Huang	Common Shares	Nil		Nil		Nil
Qingwei Ma	Common Shares	500,000		Nil		600,000
All directors and executive officers as a group		36,875,933		Nil		$1,213,054.8

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(1)	The Chairman will rollover all the Rollover Shares in exchange for a right to receive the corresponding numbers of ordinary shares of Parent at the Effective Time pursuant to the Support Agreement.
(2)

The 34,865,054 Common Shares consist of (a) 28,904,266 Common Shares directly owned by the Chairman and (b) 5,960,788 Common Shares owned by the Chairman through his 100% ownership of the Chairman SPV.

(3)

The Chairman was previously granted 1,000,000 restricted Common Shares on February 24, 2020, which were subject to certain target-based vesting requirements. As of the date of this proxy statement, such restricted Common Shares cannot and will not be vested as the vesting requirements of such restricted Common Shares cannot be satisfied. Pursuant to the 2020 Stock Option/Stock Issuance Plan, the restricted Common Shares were thus cancelled.

After the completion of the merger, the maximum amount of cash payments our directors and executive officers (other than the Chairman being a member of the Buyer Group) may receive in respect of their Shares is approximately $1,213,054.8.

Indemnification; Directors’ and Officers’ Insurance

Under the merger agreement, the Company’s directors and executive officers will be entitled to certain ongoing indemnification and coverage under directors’ and officers’ liability insurance policies from the surviving corporation. For more information regarding such indemnification and insurance coverage, see “The Merger Agreement — Indemnification; Directors’ and Officers’ Insurance” beginning on page 85.

The Special Committee

On May 10, 2020, the Board established a Special Committee to consider the proposal from the Buyer Group and to take any actions it deems appropriate to assess the fairness and viability of such proposal. The Special Committee is composed of independent directors Mr. Huiyi Chen, Mr. Guanbao Huang and Mr. Linyuan Zhai. All such directors are free from any affiliation with the Buyer Group, and none of such directors is or was ever an employee of the Company or any of its subsidiaries or has any financial interest in the merger that is different from that of the unaffiliated security holders other than (i) the directors’ receipt of board compensation in the ordinary course, including the 10,879 Common Shares held by Mr. Linyuan Zhai as a result of board compensation which will be cashed out in exchange for $1.2 per share at the Effective Time (see “Shares and Restricted Common Shares Held by Officers and Directors” beginning on page 61 for additional information), (ii) Special Committee members’ compensation in connection with its evaluation of the merger (which is not contingent upon the completion of the merger or the Special Committee’s or Board’s recommendation of the merger), and (iii) the director’s indemnification and liability insurance rights under the merger agreement. The Board did not place any limitations on the authority of the Special Committee regarding its investigation and evaluation of the merger.

The Company has compensated the members of the Special Committee in exchange for their service in such capacity a monthly amount of RMB5,000 per member, the payment of which is not contingent upon the completion of the merger or the Special Committee’s or the Board’s recommendation of the merger.

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Position with the Surviving Corporation

After completion of the merger, the Chairman expects to continue to serve as chairman of the board of directors of the surviving corporation and chief executive officer of the surviving corporation. It is anticipated that the other executive officers of the Company will hold positions with the surviving corporation that are substantially similar to their current positions.

Related Party Transactions

Related Party Transactions with the Buyer Group.

(i) During the year ended December 31, 2019, the Company received RMB20.0 million (equivalent to US$2.9 million) from the Chairman, the Chairman and CEO of the Company, as interest-free advances and repaid RMB0.8 million (equivalent to US$0.1 million). As of December 31, 2019, the amount due to the Chairman was RMB87.2 million (equivalent to US$12.5 million).

During the year ended December 31, 2019, the Company received RMB60.0 million (equivalent to US$8.8 million) from the Chairman’s son as interest-free advances. As of December 31, 2019, the amount due to the Chairman’s son was RMB65.0 million (equivalent to US$9.3 million).

Other Related Party Transactions

(i) In April 2019, the Company repaid RMB30.0 million (equivalent to US$4.4 million) to the senior management employees in Sichuan Xinda Enterprise Group Company Limited (“Sichuan Xinda”). During the year ended December 31, 2019, the Company received RMB1.9 million (equivalent to US$0.3 million) from a senior management employee from Heilongjiang Xinda Enterprise Group Company Limited (“HLJ Xinda Group”) and repaid RMB2.0 million (equivalent to US$0.3 million). As of December 31, 2019, the amount due to the senior management employee from HLJ Xinda Group was RMB1.1 million (equivalent to US$0.2 million).

(ii) During the year ended December 31, 2019, the Company received RMB65.0 million (equivalent to US$9.4 million) from Qingwei Ma, the Chief Operating Officer of the Company, as interest-free advances to the Company, and repaid RMB57.0 million (equivalent to US$8.3 million). As of December 31, 2019, the amountsdue to Mr. Qingwei Ma was RMB8.0 million (equivalent to US$1.1 million).

(iii) On December 26, 2018, Shanghai Sales set up Heilongjiang Xinda Macromolecule Composite Materials Company Limited (“Macromolecule Composite Materials”). On April 22, 2019, Shanghai Sales transferred 97.5% equity interest in Macromolecule Composite Materials to Harbin Shengtong Engineering Plastics Co. Ltd. (“Harbin Shengtong”). Mr. Xigang Chen, who was the general manager of Sichuan Xinda, is the general manager and also the principal shareholder of Harbin Shengtong.

Since Mr. Xigang Chen resigned from Sichuan Xinda on August 5, 2019, Macromolecule Composite Materials was no longer a related party of the Company.

During the period from April 22, 2019 through August 5, 2019, revenue from products sold to Macromolecule Composite Materials was US$1.0 million.

During the period from April 22, 2019 through August 5, 2019, the Company received RMB434.4 million (equivalent to US$63.5 million) of interest-free advances from Macromolecule Composite Materials and repaid RMB431.6 million (equivalent to US$63.0 million).

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All of the aforementioned related party balances are summarized as follows:

	June 30,	December 31,
	2020	2019	2018
	US$	US$	US$
Amounts due to related parties:
Mr. Jie Han	12,317,254	12,499,642	9,907,915
Mr. Jie Han’s wife	3,099,054	3,137,539	3,180,965
Mr. Jie Han’s son	9,181,439	9,317,393	728,523
Senior management employees in HLJ Xinda Group and Sichuan Xinda	148,392	150,589	4,548,335
Mr. Qingwei Ma	1,130,023	1,146,756	—
Total amounts due to related parties	25,876,162	26,251,919	18,365,738

On August 26, 2020, the Board (upon approval of the Special Committee) approved the grant of 3,600,000 restricted Common Shares, which vested immediately upon the grant on August 28, 2020 (the date the grant agreement entered into between the grantee and the Company), to certain executive officers, employees and consultants pursuant to the 2020 Stock Option/Stock Issuance Plan, in consideration for their past services rendered to the Company (or any subsidiary of the Company, as the case may be) at no additional cost to the grantees, among which, (i) Mr. Han was granted 1,800,000 restricted Common Shares, (ii) each of Mr. Taylor Zhang and Mr. Qingwei Ma was granted 500,000 restricted Common Shares. Accordingly, the Rollover Shares increased to 34,865,054 Common Shares and 1,000,000 Preferred Shares beneficially owned by them (which represents approximately 69.7% of the voting powers of the Company on a fully diluted basis and approximately 50.1% of the total issued and outstanding share capital of the Company).

There have been no other significant related-party transactions since June 30, 2020, except in connection with the merger as discussed elsewhere in this proxy statement.

Fees and Expenses

Fees and expenses incurred or to be incurred by the Company and the Buyer Group in connection with the merger are estimated at the date of this proxy statement and set forth in the table below. Such fees are subject to change pending completion of the merger.

Description	Amount
(US$ in ‘000)

Legal fees and expenses	$1,280

Financial advisory fees and expenses	$550

Special Committee fees	$15

Miscellaneous (including printing, filing fees, and mailing costs)	$33

Total	$1,878

These expenses will not reduce the Merger Consideration to be received by the Company stockholders. If the merger is completed, the party incurring any costs and expenses in connection with the merger and the merger agreement will pay those costs and expenses.

Voting by the Rollover Stockholders at the Special Meeting

Pursuant to the Support Agreement, the Rollover Stockholders have agreed, subject to the terms and conditions of the Support Agreement, to vote the Rollover Shares in favor of the approval and adoption of the merger agreement and the transactions contemplated thereby, including the merger. As of the Record Date, we expect that the Rollover Stockholders collectively will beneficially own, 34,865,054 Common Shares and 1,000,000 Preferred Shares, representing approximately 69.7% of the voting power and approximately 50.1% of the share capital of the Company.

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Litigation Related to the Merger

Six lawsuits by purported shareholders have been filed against the Company and members of the Company’s Board of Directors in connection with the proposed transaction contemplated by an agreement and plan of merger, dated June 15, 2020, by and among, the Company, Faith Dawn Limited and Faith Horizon Inc., including (i) Sears v. China XD Plastics Company Limited, et al., Case No. 1:20-cv-05156-AT, a putative class action filed on or about July 7, 2020, in the United States District Court for the Southern District of New York, (ii) Post v. China XD Plastics Company Limited, et al., Case No. 1:20-cv-00926-UNA, a putative class action filed on or about July 8, 2020, in the United States District Court for the District of Delaware, which also names the buyers as defendants, (iii) Goebert v. China XD Plastics Company Limited, et al., Case No. 1:20-cv-05312, filed on or about July 10, 2020, in the United States District Court for the Southern District of New York, (iv)  Kothari v. China XD Plastics Company Limited, et al., Case No. 2:20-cv-01330-APG-BNW, a putative class action filed on or about July 17, 2020, in the United States District Court for the District of Nevada, (v) Aerts v. China XD Plastics Company Limited, et al., Case No. A-20-819986-B, a putative class action filed on or about August 21, 2020, in the State of Nevada District Court of Clark County, and (vi) Siu v. China XD Plastics Company Limited, et al., Case No. 1:20-cv-07262, filed on or about September 4, 2020, in the United States District Court for the Southern District of New York. These complaints challenge the proposed transaction and allege, among other things, that the Company and the Company’s Board of Directors failed to disclose material information in connection with the proposed transaction in the preliminary proxy statement in violation of United States securities laws. Sears v. China XD Plastics Company Limited, et al. and Aerts v. China XD Plastics Company Limited, et al. also allege that the Company's Board of Directors breached its fiduciary duties by approving the terms of the proposed transaction and by approving a materially deficient preliminary proxy statement, and that the Company aided and abetted the Company’s Board of Directors’ alleged breaches of fiduciary duties. The complaints seek relief including injunctive relief, rescission of the merger or rescissory damages, other unspecified damages, and an award of attorneys’ fees and expenses. The Company has reviewed the allegations contained in the complaints, believes they are without merit, and intends to defend these actions vigorously. Given the uncertainty of litigation, the preliminary stage of the case, and the legal standards that must be met for, among other things, class certification and success on the merits, the Company cannot reasonably estimate the outcomes or range of loss that may result from these actions.

Accounting Treatment of the Merger

The merger is expected to be accounted for, as a merger of entities under common control in accordance with Accounting Standards Codification 805-50, “Business Combinations—Related Issues.”

Regulatory Matters

The Company does not believe that any material federal or state regulatory approvals, filings or notices are required in connection with the merger other than (i) the approvals, filings or notices required under the federal securities laws and the rules and regulations of the NASDAQ Global Market, and (ii) the signing and filing of the articles of merger (and supporting documentation as specified in the NRS) with the Secretary of State of the State of Nevada.

Dissenter Rights

Please see “Dissenter Rights” beginning on page 93.

Material U.S. Federal Income Tax Consequences

The following discussion is a summary of material U.S. federal income tax consequences of the Merger to U.S. Holders and certain non-U.S. Holders (each as defined below) whose Common Shares are converted into the right to receive cash in the Merger. This summary is for general information purposes only. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), and applicable Treasury Regulations, rulings, administrative pronouncements and judicial decisions as of the date hereof, all of which are subject to change or differing interpretations at any time with possible retroactive effect. Any such changes could affect the accuracy of the statements and conclusions set forth herein. This summary is not binding on the Internal Revenue Service (the “IRS”) or a court, and there can be no assurance that the tax consequences described in this summary will not be challenged by the IRS or that they would be sustained by a court if so challenged. No ruling has been or will be sought from the IRS, and no opinion of counsel has been or will be rendered as to the U.S. federal income tax consequences of the Merger.

This discussion is limited to the U.S. federal income tax consequences to holders of Common Shares who hold the Common Shares as capital assets within the meaning of Section 1221 of the Code (i.e., generally, held for investment). It does not consider all aspects of U.S. federal income taxation that may be relevant to particular holders in light of their individual circumstances or to certain types of holders subject to special tax rules including, for example, small business investment companies, brokers, dealers in securities or currencies, banks and other financial institutions, traders in securities that elect to use a mark-to-market method of accounting for their securities holdings, regulated investment companies, real estate investment trusts, hybrid entities, certain former citizens or residents of the United States, individual retirement and other tax-deferred accounts, tax-exempt entities, insurance companies, partnerships or other pass-through entities or investors in those entities, persons holding Common Shares as a part of a hedging, integrated, conversion or constructive sale transaction or a straddle, U.S. Holders (as defined below) that have a functional currency other than the U.S. dollar, controlled foreign corporations, passive foreign investment companies, corporations that accumulate earnings to avoid U.S. federal income tax, persons subject to the alternative minimum tax or who received Common Shares pursuant to Company restricted Common Shares or Company RSU grants or pursuant to the exercise of employee stock options or otherwise as compensation. This summary does not purport to address the U.S. federal income tax consequences of the transactions to Stockholders who will actually or constructively (under the rules of Section 318 of the Code) own any stock of the Company, Holdco, Parent or Parent’s subsidiaries following the Merger, including any Rollover Shares, and it does not address the impact of the Medicare contribution tax on net investment income, state, local or non-U.S. tax considerations or any U.S. federal tax considerations other than U.S. federal income tax (for example, U.S. estate or gift tax considerations). Further, this summary does not address any tax consequences of the Merger to holders of warrants, options, shares of restricted stock, performance stock units or restricted stock units. Such holders should consult their tax advisors regarding the tax consequences of the Merger to them.

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For purposes of this discussion, a “U.S. Holder” is a beneficial owner of Common Shares that is, for U.S. federal income tax purposes: (i) an individual citizen or resident of the United States, including an alien individual who is a lawful permanent resident of the United States or meets the substantial presence residency test under U.S. federal income tax laws, (ii) a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) that is created or organized in or under the law of the United States, any state thereof or the District of Columbia, (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or a trust that has made a valid election to be treated as a United States person to the extent provided in applicable Treasury Regulations. A “Non-U.S. Holder” is any beneficial owner of Common Shares who for U.S. federal income tax purposes is a nonresident alien individual or a corporation, trust or estate that is not a U.S. Holder.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Common Shares, the tax treatment of a partner will generally depend upon the status of the partner and upon the activities of the partnership. If you are a partner in a partnership holding Common Shares, you should consult your tax advisor regarding the U.S. federal income tax consequences of the Merger to such partner.

U.S. Holders

        The exchange of Common Shares for cash pursuant to the Merger generally will be a taxable transaction for U.S. federal income tax purposes. In general, a U.S. Holder who receives cash in exchange for Common Shares pursuant to the Merger will recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between the amount of cash received (determined before the deduction of any withholding tax) and the U.S Holder’s adjusted tax basis in the Common Shares exchanged for cash pursuant to the Merger. A U.S. Holder’s adjusted tax basis in the Common Shares will generally equal the price the U.S. Holder paid for such Common Share. Gain or loss will be determined separately for each block of Common Shares (that is, Common Shares acquired at the same cost in a single transaction) exchanged for cash pursuant to the Merger. Such gain or loss generally will be long-term capital gain or loss provided that a U.S. Holder’s holding period for such Common Shares is more than one year at the time of consummation of the Merger. Long-term capital gain recognized by an individual and certain other non-corporate U.S. Holders generally taxed at preferential U.S. federal income tax rates. A U.S. Holder’s ability to deduct capital losses may be limited.

Non-U.S. Holders

        Payments made to a Non-U.S. Holder with respect to the Common Shares that are exchanged for cash pursuant to the Merger generally will not be subject to U.S. federal income or withholding tax, unless:

•	such Non-U.S. Holder is an individual who was present in the United States for 183 days or more in the taxable year of the Merger and certain other conditions are satisfied, in which case, the Non-U.S. Holder generally will be subject to tax at a rate of 30% (or lower applicable treaty rate) on the amount by which its U.S.-source gains from sales or exchanges of capital assets exceed its U.S.-source losses from such sales or exchanges during its taxable year in which the Merger occurs;

•	the gain with respect to the Common Shares is effectively connected with such Non-U.S. Holder’s conduct of a trade or business in the United States (and, if an income tax treaty applies and so requires, is attributable to such Stockholder’s permanent establishment or fixed base in the United States), in which case, the Non-U.S. Holder generally will be required to pay U.S. federal income tax on the net gain derived from the disposition of Common Shares pursuant to the Merger in the same manner as U.S. Holders, as described above, and if such Non-U.S. Holder is a corporation, it may be subject to a 30% branch profits tax (or lower applicable treaty rate) on its effectively connected earnings and profits attributable to such gain; or

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•	we are or have been a “United States real property holding corporation” (a “USRPHC”) for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of the Merger and the period that such Non-U.S. Holder held such Common Shares, and the Non-U.S. Holder owned, actually or constructively, more than 5% of Common Shares at any time during the five-year period preceding the Merger. The determination of whether we are a USRPHC depends on the fair market value of our U.S. real property interests relative to the fair market value of our other trade or business assets and our foreign real property interests. The Company does not believe it is, or has been during the five years preceding the Merger, a USRPHC for U.S. federal income tax purposes.

Backup Withholding and Information Reporting

        A U.S. Holder whose Common Share is exchanged for cash pursuant to the Merger may be subject to information reporting and backup withholding tax at the applicable rate, unless the U.S. Holder (i) timely furnishes an accurate taxpayer identification number and otherwise complies with applicable U.S. information reporting or certification requirements (typically by completing and signing an IRS Form W-9, a copy of which will be included as part of the letter of transmittal to be timely returned to the paying agent) or (ii) is a corporation or other exempt recipient and, when required, establishes such fact. Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules may be refunded or credited against a U.S. Holder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS in a timely manner.

 In general, Non-U.S. Holders whose Common Share is exchanged for cash pursuant to the Merger will not be subject to U.S. backup withholding and information reporting if they provide the paying agent with an applicable IRS Form W-8 and neither we nor the paying agent has actual knowledge (or reason to know) that the relevant Non-U.S. Holder is a U.S. Holder. If the Common Share is held through a non-U.S. partnership or other flow-through entity, certain documentation requirements also may apply to the partnership or other flow-through entity. Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules may be refunded or credited against a Non-U.S. Holder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS in a timely manner.

THE U.S. FEDERAL INCOME TAX CONSEQUENCES DESCRIBED ABOVE ARE NOT INTENDED TO CONSTITUTE A COMPLETE DESCRIPTION OF ALL OF THE TAX CONSEQUENCES RELATING TO THE MERGER. EACH STOCKHOLDER SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE PARTICULAR TAX CONSEQUENCES (INCLUDING THE STATE, LOCAL OR NON-U.S. TAX CONSEQUENCES) OF THE MERGER TO IT IN LIGHT OF ITS OWN PARTICULAR CIRCUMSTANCES.

Material PRC Income Tax Consequences

Under the EIT Law, which took effect on January 1, 2008, enterprises established outside of China whose “de facto management bodies” are located in the PRC are considered “resident enterprises,” and thus will generally be subject to the enterprise income tax at the rate of 25% on their global income. On December 6, 2007, the State Council adopted the Regulation on the Implementation of EIT Tax Law, effective as of January 1, 2008, which defines the “de facto management body” as an establishment that has substantial management and control over the business, personnel, accounts and properties of an enterprise. The State Administration of Taxation issued the Notice Regarding the Determination of Chinese-Controlled Offshore Incorporated Enterprises as PRC Tax Resident Enterprises on the Basis of De Facto Management Bodies (“Circular 82”) on April 22, 2009. Circular 82 provides certain specific criteria for determining whether the “de facto management body” of a Chinese-controlled offshore incorporated enterprise is located in China. Under the EIT Law and its implementation regulations, the PRC income tax at the rate of 10% is applicable to any gain recognized on receipt of consideration by a “non-resident enterprise” from transfer of its equity in a PRC resident enterprise if such gain is regarded as incomes derived from sources within the PRC. The term “non-resident enterprise” means an enterprise established under the laws of a jurisdiction other than the PRC and whose actual administrative organization is not in the PRC, which has established offices or premises in the PRC, or which has not established any offices or premises in the PRC but has obtained income derived from sources within the PRC. On August 30, 2018, the PRC National Congress passed an amendment of the Individual Income Tax Law which took effect from January 1, 2019. Under this major amendment, individual taxpayers are categorized as resident taxpayers and non-resident taxpayers. Non-resident taxpayers are only required to pay tax for their China sourced income. Under the Regulation on Implementation of the Individual Income Tax Law, effective as of January 1, 2019, disposal of real estate asset in China or transfer of other assets in China shall be considered as China sourced income. Therefore, no matter the individual is resident taxpayer or non-resident taxpayer, as long as he/she disposes shares in a PRC resident company, PRC tax liability will arise. The applicable individual income tax rate for such transaction is 20%. Relief from these taxes may be sought under an applicable income tax treaty with China.

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As there has not been a definitive determination of the Company’s status by the PRC tax authorities, the Company cannot confirm whether it would be considered a PRC resident enterprise under the EIT Law or whether the gain recognized on the receipt of consideration for Common Shares would otherwise be subject to PRC tax to holders of such Common Shares that are not PRC tax residents.

In addition, under the EIT Law, the Bulletin on Certain Issues Relating to Indirect Transfer of Assets by Non-resident Enterprises (“Bulletin 7”) issued by the State Administration of Taxation, which became effective on February 3, 2015, and the Bulletin of the State Administration of Taxation on Issues Relating to Withholding at Source of Income Tax of Non-resident Enterprises (“Bulletin 37”) issued by the State Administration of Taxation which became effective on December 1, 2017, if any non-resident enterprise transfers equity of a resident enterprise, the non-resident enterprise may be subject to a 10% PRC income tax on the gain from such equity transfer. In addition, if a non-PRC resident enterprise indirectly transfers so-called PRC Taxable Properties, referring to properties of an establishment or a place of business in China, real estate properties in China and equity investments in a PRC tax resident enterprise, by disposition of the equity interests in an overseas non-resident enterprise without a reasonable commercial purpose and resulting in the avoidance of PRC enterprise income tax, the transfer will be re-characterized as a direct transfer of the PRC Taxable Properties and gains derived from the transfer may be subject to a PRC withholding tax of up to 10%. The transferee or other person who is obligated to pay for the transfer is obligated to withhold the applicable taxes. Bulletin 7 has listed several factors to be taken into consideration by the tax authorities in determining if an indirect transfer has a reasonable commercial purpose. However, despite these factors, an indirect transfer satisfying all the following criteria will be deemed to lack reasonable commercial purpose and be taxable under the PRC laws: (i) 75% or more of the equity value of the overseas non-resident holding enterprise being transferred is derived directly or indirectly from PRC Taxable Properties; (ii) at any time during the one year period before the indirect transfer, 90% or more of the asset value of the overseas non-resident holding (excluding cash) is comprised directly or indirectly of investments in the PRC, or 90% or more of its income is derived directly or indirectly from the PRC; (iii) the functions performed and risks assumed by the overseas non-resident holding enterprise and any of its subsidiaries that directly or indirectly hold the PRC Taxable Properties are limited and are insufficient to prove their economic substance; and (iv) the tax payable incurred in other jurisdictions other than in the PRC on the gain derived from the indirect transfer of the PRC Taxable Properties is lower than the potential Chinese tax on the direct transfer of those assets. Nevertheless, the indirect transfers falling into the scope of the safe harbor under Bulletin 7 may not be subject to PRC tax. The safe harbor includes qualified group restructurings, exemptions under tax treaties, and public market trades, which refers to a trading of equity interest in which the equity interest to be transferred and the transfer price thereof are determined pursuant to standard trading rules of a public securities market and not by the purchaser and the seller by mutual agreement prior to such transactions. Bulletin 7 may be determined by the tax authorities to be applicable to the merger where non-PRC resident corporate stockholders were involved, if the merger is determined by the PRC tax authorities to lack reasonable commercial purpose. As a result, if PRC tax authorities were to invoke Bulletin 7 and impose tax on the receipt of consideration for Common Shares, then any gain recognized on the receipt of consideration for such Common Shares pursuant to the merger by the Company’s stockholders who are non-PRC resident enterprises could be treated as PRC-source income and thus be subject to PRC income tax at a rate of 10% (subject to applicable treaty relief). Parent is entitled under the merger agreement to withhold any tax arising in relation to filings required by Bulletin 7. However, neither Parent nor Merger Sub intends to withhold any PRC taxes on the consideration provided to non-PRC resident stockholders of the Company in connection with the merger.

You should consult your own tax advisor for a full understanding of the tax consequences of the merger to you, including any PRC tax consequences.

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MARKET PRICE OF THE COMMON SHARES, DIVIDENDS AND OTHER MATTERS

Market Price of the Common Shares

The following table provides the high and low sales prices for the Common Shares on the NASDAQ under the symbol “CXDC” for the periods indicated:

	Sales Price Per Common Share (in $)
	High	Low
Quarterly:
2018
First quarter	4.70	4.09
Second quarter	4.25	3.15
Third quarter	4.06	3.13
Fourth quarter	3.79	1.28
2019
First quarter	3.27	1.56
Second quarter	2.53	1.99
Third quarter	2.25	1.75
Fourth quarter	2.31	1.51
2020
First quarter	2.44	0.63
Second quarter	1.28	0.85
Third quarter (through September 29, 2020)	1.18	1.11

On May 7, 2020, the last trading day immediately prior to the Company’s announcement on May 8, 2020 that it had received a preliminary going private proposal, the reported closing price of our Common Shares on the NASDAQ was $0.96 per share. The merger consideration of $1.2 per share, represents a premium of 25% over the closing price of $0.96 per share on May 7, 2020, and a 25.5% and 11.6% premium over the Company’s 30 and 60 trading day volume-weighted average closing prices as quoted by the NASDAQ on May 7, 2020, respectively. On September 29, 2020, the most recent practicable date before the date of this proxy statement, the high and low reported sales prices of our Common Shares were $1.14 and $1.13, respectively. You are urged to obtain a current market price quotation for your Common Shares in connection with voting your Common Shares

As of the Record Date, we had 322 stockholders.

Dividend Policy

The Company neither declared nor paid any dividends since its inception to its stockholders, nor does the Company have any present plan to pay any cash dividends on its ordinary shares in the foreseeable future. The Company currently intends to retain the Company’s available funds and any future earnings to operate and expand the Company’s business.

Under the terms of the merger agreement, the company is not permitted to pay any dividends or repurchase any of the Shares pending consummation of the merger.

In the event the merger agreement is terminated for any reason and the merger is not consummated, the payment of future dividends will be subject to the discretion of the Board. Even if the Board decides to pay dividends, the form, frequency and amount will depend upon the Company’s future operations and earnings, capital requirements and surplus, general financial condition, contractual restrictions and other factors that the Board may deem relevant. Cash dividends on the Shares, if any, will be paid in U.S. dollars.

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We are a holding company incorporated in the State of Nevada. We rely substantially on dividends from our subsidiaries in the PRC to fund our payment of dividends, if any, to our stockholders. Current PRC regulations permit our subsidiaries to pay dividends to us only out of their accumulated profits, if any, determined in accordance with PRC accounting standards and regulations. In addition, each of our subsidiaries in China is required to set aside a certain amount of its accumulated after-tax profits, if any, based on PRC accounting standards each year to their general reserves until the accumulative amount of such reserves reach a certain percent of their registered capital, to fund certain statutory reserves. These reserves may not be distributed as cash dividends. Further, if our subsidiaries in China incur debt on their own behalf, the instruments governing the debt may restrict their ability to pay dividends or make other payments to us. Cash transfers from our PRC subsidiaries to us are subject further to the PRC government’s foreign exchange control policy, and our PRC subsidiaries may not be able to obtain the relevant approvals or complete the requisite registrations for distributing dividends to us. Any failure by any of the Company’s stockholders or any beneficial owner of Shares who is a PRC resident to comply with the approval or registration requirements imposed by the State Administration of Foreign Exchange with respect to their investment in us could also subject us to legal sanctions, including a restriction on our PRC subsidiaries’ ability to distribute dividends to us. Furthermore, the EIT Law eliminates the exemption of enterprise income tax on dividends derived by foreign investors from foreign invested enterprises and imposes on our subsidiaries in China an obligation to withhold tax on dividend distributions to their non-PRC stockholders, provided that such non-PRC stockholders are not classified as resident enterprises.

THE SPECIAL MEETING

We are furnishing this proxy statement to you, as a holder of the Common Shares, as part of the solicitation of proxies by the Board for use at the special meeting described below.

Date, Time and Place of the Special Meeting

The special meeting will be held on November 5, 2020, at 9:00 a.m. (Beijing Time) at the Company’s office at No. 9 Dalian North Road, Haping Road Centralized Industrial Park, Harbin Development Zone, Heilongjiang Province, P. R. China.

Proposals to be Considered at the Special Meeting

At the meeting, you will be asked to consider and vote upon:

•	the proposal to approve the agreement and plan of merger, dated as of June 15, 2020 (the “merger agreement”), among the Company, Parent and Merger Sub (such merger agreement being in the form attached as Annex A to this proxy statement, which will be produced and made available for inspection at the special meeting) and any and all transactions contemplated by the merger agreement, including the merger (the “merger”); and

•                     the proposal to approve to adjourn or postpone the Special Meeting from time to time if necessary or advisable (as determined by the Company in accordance with the terms of the merger agreement), including to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the then-scheduled date and time of the Special Meeting.

If the merger is completed, at the effective time of the merger, each Common Share issued and outstanding immediately prior to the Effective Time, other than (a) the Shares owned by Parent, Merger Sub, the Rollover Stockholders and any of their respective affiliates, including the Rollover Shares, (b) Common Shares held by the Company or any of its wholly-owned subsidiary (or held in the Company’s treasury), and (c) Common Shares reserved (but not yet allocated) for issuance, settlement and allocation upon exercise or vesting of company share awards granted under the 2020 Stock Option/Stock Issuance Plan as adopted on January 10, 2020 (Shares described under (a) through (c) above are collectively referred to herein as the “Excluded Shares”), shall be cancelled in exchange for the right to receive $1.2 in cash per share without interest and net of any applicable withholding taxes, in accordance with the terms and conditions set forth in the merger agreement. At the effective time of the merger, all of the Common Shares will be cancelled and cease to exist. At the Effective Time, each Excluded Share will be cancelled for no consideration. Each share of common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the effective time of the merger will be converted into and become one validly issued, fully paid and non-assessable share of common stock, par value $0.0001 per share, of the surviving corporation.

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Our Board’s Recommendation

The Board, acting upon the unanimous recommendation of the Special Committee and on behalf of the Company:

•	determined that the terms of the merger and the other transactions contemplated by the merger agreement are fair to, and in the best interests of, the Company and the unaffiliated security holders;
•	authorized and approved the execution, delivery and performance by the Company of the merger agreement and the consummation of the transactions contemplated thereby, including the merger, upon the terms and subject to the conditions; and
•	resolved to direct that the authorization and approval of the merger agreement and the merger be submitted to a vote at a special meeting of the stockholders of the Company with the recommendation of the Board that the stockholders of the Company authorize and approve the merger agreement and the consummation of the transactions contemplated thereby, including the merger.

Quorum

As of the Record Date, there were 70,548,841 Common Shares and 1,000,000 Preferred Shares issued and outstanding and entitled to vote at the Special Meeting. Holders of a majority of the voting power of the Company’s outstanding Shares as of the close of business on the Record Date must be present, in person or by proxy (regardless of whether the proxy has authority to vote on all matters), at the Special Meeting to achieve the required quorum for the transaction of business at the Special Meeting. Common Shares and Preferred Shares represented at the Special Meeting but not voted, including Common Shares and/or Preferred Shares for which a Stockholder directs an “abstention” from voting will be counted for purposes of establishing a quorum, but broker non-votes will not be counted as present in person or by proxy at the Special Meeting. A quorum is necessary to transact business at the Special Meeting. Once a share is represented at the Special Meeting, it will be counted for the purpose of determining a quorum at the Special Meeting and any adjournment of the Special Meeting. However, if a new record date is set for the adjourned Special Meeting, then a new quorum will have to be established. In the event that a quorum is not present at the Special Meeting, it is expected that the Special Meeting will be adjourned or postponed. If the Special Meeting is adjourned or postponed to a date more than 60 days later than the original meeting date, we must fix a new record date and deliver another notice of meeting. Assuming that the Rollover Stockholders comply with their voting undertakings under the Support Agreement, a quorum will be present at the Special Meeting.

Record Date; Common Shares Entitled to Vote

You are entitled to attend and vote at the special meeting if you have Common Shares registered in your name at the close of business in the State of Nevada on September 29, 2020. Each outstanding Common Share on the Record Date entitles the holder to one vote for each Common Share on each matter submitted to the stockholders for authorization and approval at the special meeting and any adjournment thereof. Each holder of Common Shares has one vote for each Common Share held, and the holders of Preferred Shares are entitled to a voting power equivalent to 40% of the combined voting power of the entire Company’s Shares. We expect that, as of the Record Date, there will be 70,548,841 Common Shares and 1,000,000 Preferred Shares issued and outstanding and entitled to vote at the special meeting. If you have Common Shares registered in your name on the Record Date, the deadline for you to lodge your proxy card and vote is November 3, 2020, at 9:00 a.m. (Beijing Time). Please see “The Special Meeting—Stockholders Entitled to Vote; Voting Materials” below for additional information. If the merger is not completed, the Company would continue to be a public company in the U.S. and the Common Shares would continue to be listed on NASDAQ.

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Vote Required

We cannot complete the merger unless the merger agreement and the transactions contemplated by the merger agreement are authorized and approved by the affirmative vote (in person or by proxy) at the Special Meeting or any adjournment or postponement thereof, of (i) the holders of a majority of the voting power of the outstanding Common Shares and Preferred Shares entitled to vote thereon, voting together as a single class, with the holders of Preferred Shares being entitled to a voting power equivalent to 40% of the combined voting power of the share capital of the Company, and (ii) the holders of a majority of the outstanding Preferred Shares entitled to vote thereon, voting as a single class, in each case in accordance with the Company’s articles of incorporation and bylaws and the Nevada Revised Statutes.

As of September 29 , the Rollover Stockholders beneficially own 34,865,054  Common Shares and 1,000,000 Preferred Shares, representing approximately 69.7 % of the voting power and approximately 50.1% of the share capital of the Company. Pursuant to the terms of the Support Agreement, these Shares will be voted in favor of the authorization and approval of the merger agreement and the transactions contemplated by the merger agreement, including the merger at the special meeting of the Company. Accordingly, the Buyer Group has the requisite voting power and ability at the Special Meeting to unilaterally cause the approval of the merger agreement by the requisite vote of Company’s stockholders (without any need for any additional votes by any other Company stockholder).

Stockholders Entitled to Vote; Voting Materials

Only holders of Shares entered in the register of stockholders of the Company at the close of business on September 29, 2020 (Nevada Time), the Record Date, will receive the final proxy statement and proxy card directly from the Company. Stockholders registered in the register of stockholders of the Company as of the Record Date or their proxy holders are entitled to vote and may participate in the special meeting or any adjournment thereof. Stockholders who have acquired Shares after the close of business on the Record Date may not attend the special meeting unless they receive a proxy from the person or entity who had sold them the Shares. Each holder of Common Shares has one vote for each Common Share held, and the holders of Preferred Shares are entitled to a voting power equivalent to 40% of the combined voting power of the entire Company’s Shares as of the close of business on September 29, 2020 (Nevada Time). Stockholders wanting to vote by proxy should indicate on their proxy card how they want to vote, sign and date the proxy card, and mail the proxy card in the return envelope, or submit your proxy by telephone, facsimile or internet, as soon as possible but in any event so that it is received by the Company no later than 9:00 a.m. on November 3, 2020 (Beijing Time). Stockholders can also attend the special meeting and vote in person.

Persons who have acquired Shares and whose names are entered in the Company’s register of stockholders before the close of business on September 29, 2020 (Nevada Time) will receive the proxy form (including the voting material) before the special meeting. Stockholders who have acquired Shares after the close of business on September 29, 2020 (Nevada Time) may not attend the special meeting.

Proxy Holders for Registered Stockholders

Stockholders registered in the register of stockholders of the Company as of the Record Date who are unable to attend the special meeting may appoint another person (including another stockholder, a third party or the chairman of the meeting) as their proxy to attend the meeting and to vote their Shares on their behalf, by completing and returning the proxy card in accordance with the instructions printed thereon.

Voting of Proxies and Failure to Vote

All Shares represented by valid proxies will be voted at the special meeting in the manner specified by the holder. If a stockholder returns a properly signed proxy card but does not indicate how the stockholder wants to vote, Shares represented by that proxy card will be voted as recommended by the Board with respect to each proposal, specifically, “FOR” the proposal to authorize and approve the merger agreement and the transactions contemplated by the merger agreement, including the merger and “FOR” the proposal to approve to adjourn or postpone the Special Meeting from time to time if necessary or advisable (as determined by the Company in accordance with the terms of the merger agreement), including to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the then-scheduled date and time of the Special Meeting. Stockholders who fail to cast their vote in person or by proxy will not have their votes counted.

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Revocability of Proxies

Registered holders of the Company’s Shares may revoke their proxies in one of three ways:

•	first, a registered stockholder may revoke a proxy by written notice of revocation given to the chairman of the special meeting before the special meeting commences. Any written notice revoking a proxy should be sent to No. 9 Dalian North Road, Haping Road Centralized Industrial Park, Harbin Development Zone, Heilongjiang Province, PRC;
•	second, a registered stockholder may complete, date and submit a new proxy card bearing a later date than the proxy card sought to be revoked to the Company no less than 48 hours prior to the special meeting; or
•	third, a registered stockholder may attend the special meeting and vote in person. Attendance, by itself, will not revoke a proxy. It will only be revoked if the stockholder actually votes at the special meeting.

If a stockholder holds Shares through a broker, bank or other nominee and has instructed the broker, bank or other nominee to vote the stockholder’s Shares, the stockholder must follow directions received from the broker, bank or other nominee to change those instructions.

Rights of Stockholders Who Object to the Merger

The holders of Common Shares are not entitled to dissenters’ rights in connection with the Merger. The holders of Preferred Shares will be entitled to dissenters’ rights only if they comply with the Nevada law procedures summarized in the section entitled “Dissenter Rights” beginning on page 93. To be eligible to exercise dissenters’ rights, record holders of Preferred Shares must not vote in favor of the Merger and must properly demand payment for their Preferred Shares. The Nevada Dissenter’s Rights Statute is provided on Annex C to this proxy statement/prospectus. Upon effectiveness of the Merger, any holder of Preferred Shares who has perfected its dissenters’ rights and who believes that the consideration for their Preferred Shares in the Merger is insufficient will have the right to object and have a court in Nevada determine the value of each s Preferred Share, and to be paid the appraised value determined by the court, which could be more or less than the consideration being offered to holders of Preferred Shares in the Merger. All the holders of Preferred Shares have irrevocably and unconditionally waived any and all of his or its dissenter’s rights in connection with the merger and all transactions contemplated by the merger agreement with respect to any and all Preferred Shares beneficially owned by him or it.

Whom to Call for Assistance

If you need assistance, including help in changing or revoking your proxy, please contact Investor Relations, China XD Plastics Company Limited, at +1 (212)747-1118 or at cxdc-ir@chinaxd.net.

Solicitation of Proxies

The Company does not plan to engage a proxy solicitor to assist in the solicitation of proxies. Instead, proxies may be solicited by mail, in person, by telephone, by internet or by facsimile by certain of our officers, directors and employees. These persons will receive no additional compensation for solicitation of proxies but may be reimbursed for reasonable out-of-pocket expenses. We will reimburse banks, brokers, nominees, custodians and fiduciaries for their reasonable expenses in forwarding copies of this proxy statement to the beneficial owners of our Shares and in obtaining voting instructions from those owners. We will pay all expenses of filing, printing and mailing this proxy statement.

Other Business

We are not currently aware of any business to be acted upon at the special meeting other than the matters discussed in this proxy statement.

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THE MERGER AGREEMENT

This section of the proxy statement describes the material terms of the merger agreement but does not purport to describe all of the terms of the merger agreement. The following summary is qualified in its entirety by reference to the complete text of the merger agreement, which is attached as Annex A to this proxy statement and incorporated into this proxy statement by reference. You should read the merger agreement in its entirety because it, and not this proxy statement, is the legal document that governs the merger. This description of the merger agreement has been included to provide you with information regarding its terms.

Structure and Consummation of the Merger

The merger agreement provides for the merger of Merger Sub with and into the Company upon the terms, and subject to the conditions, of the merger agreement, with the Company as the surviving corporation. If the merger is consummated, the Company will cease to be a publicly traded company. The closing of the merger will occur on a date to be specified by the Special Committee (on behalf of the Company) and Parent, no later than the tenth business day following the day on which all of the conditions to the merger have been satisfied or waived. At the closing, the Company and Merger Sub will cause the merger to be consummated pursuant to the NRS by filing the articles of merger with the Nevada Secretary of State in accordance with the relevant provisions of the NRS. The merger will become effective upon such filing or at such later time as may be agreed in writing by the Company and Parent and specified in the articles of merger in accordance with the NRS (the effective time of the merger, the “Effective Time”).

Articles of Incorporation and Bylaws; Directors and Officers of the Surviving Corporation

At the Effective Time, the articles of incorporation and the bylaws of Merger Sub, as in effect immediately prior to the Effective Time, will become the articles of incorporation and bylaws of the surviving corporation, except that at the Effective Time, the articles of incorporation will be amended to reflect that the name of the surviving corporation is “China XD Plastics Company Limited” until thereafter amended in accordance with the applicable provisions of the NRS, the articles of incorporation of the surviving corporation and such bylaws, and the articles of incorporation and bylaws will include provisions addressing the matters set forth in Section 7.5(b) of the merger agreement, including elimination of liability of directors, indemnification of officers, directors and employees and advancement of expenses, in each case, that are no less advantageous to the intended beneficiaries than the corresponding provisions in existence on the date of the merger agreement. Unless otherwise notified by Parent to the Company in writing prior to the Effective Time, the director of Merger Sub immediately prior to the Effective Time, and the officers of the Company immediately prior to the Effective Time, will become, respectively, the initial director and officers of the surviving corporation at the Effective Time, each to hold office until their respective successors are duly elected or appointed and qualified or until the earlier of their death, resignation or removal in accordance with the articles of incorporation and bylaws of the surviving corporation and applicable law.

Merger Consideration

At the Effective Time, each share of common stock of the Company, par value $0.0001 per share (each a “Common Share”), and the Common Shares together with shares of preferred stock of the Company, par value $0.0001 per share (the “Preferred Shares”, collectively with the Common Shares, the “Shares”) (other than the Excluded Shares) issued and outstanding immediately prior to the Effective Time will be cancelled and converted into the right to receive $1.2 per share in cash, without interest, less any applicable withholding taxes (“Merger Consideration”). All Excluded Shares will be cancelled and cease to exist, without payment of any Merger Consideration or distribution therefor.

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Each share of common stock of Merger Sub issued and outstanding immediately prior to the Effective Time will, at the Effective Time, be converted into one fully paid and non-assessable share of common stock of the surviving corporation, so that after the Effective Time, Parent shall be the holder of all of the issued and outstanding common stock of the surviving corporation.

Exchange Procedures

At or prior to the Effective Time, Parent will deposit, or cause to be deposited, with a bank or trust company reasonably acceptable to the Company acting as paying agent, for the benefit of the Common Stockholders, a cash amount (the “Exchange Fund”) sufficient to make payments of the aggregate Merger Consideration to be paid in exchange for all outstanding Common Shares immediately prior to the Effective Time (other than the Excluded Shares). Promptly after the Effective Time, but in any event no later than five business days following the closing date of the merger, the surviving corporation will cause the paying agent to mail to each stockholder of record (other than holders of the Excluded Shares) (i) a letter of transmittal in customary form specifying the manner in which the delivery of the Exchange Fund will be effected and (ii) instructions for effecting the surrender of the Common Shares. Upon surrender to the paying agent of (i) a share certificate (or affidavit of loss in lieu thereof) for cancellation, and (ii) a duly executed letter of transmittal, the record holder of such share certificate will receive an amount (after giving effect to any required tax withholdings) equal to the number of Common Shares represented by the share certificate multiplied by the per share Merger Consideration. As promptly as practicable after the Effective Time (and in any event within five (5) business days thereafter), the surviving corporation shall cause the paying agent to issue and deliver to each holder of book-entry Common Shares a check or wire transfer for the amount of cash that such holder is entitled to receive in respect of such Common Shares, provided, that an “agent’s message” has been previously delivered to the paying agent regarding such book-entry Common Shares.

If any share certificate has been lost, stolen or destroyed, the person claiming such share certificate to be lost, stolen or destroyed must (i) make an affidavit of the loss, theft or destruction and (ii) if required by the paying agent or the surviving corporation, post a bond in a reasonable amount as directed by the surviving corporation as indemnity against any claim that may be made against it with respect to such share certificate, following which the Paying Agent or the surviving corporation, as the case may be, will issue in exchange for such lost, stolen or destroyed share certificate an amount (less any applicable tax withholdings) equal to the number of Common Shares formerly represented by such lost, stolen or destroyed share certificate multiplied by the per share Merger Consideration.

Representations and Warranties

The merger agreement contains representations and warranties made by the Company to Parent and Merger Sub and representations and warranties made by Parent and Merger Sub to the Company, in each case, as of specific dates. The statements embodied in those representations and warranties were made for purposes of the merger agreement and are subject to important qualifications and limitations agreed by the parties in connection with negotiating the terms of the merger agreement. In addition, some of those representations and warranties may be subject to a contractual standard of materiality different from that generally applicable to stockholders, may have been made for the principal purposes of establishing the circumstances in which a party to the merger agreement may have the right not to consummate the merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise and allocating risks between the parties to the merger agreement rather than establishing matters as facts. Moreover, the representations and warranties made by the Company were qualified by (i) its public disclosures and filings, in each case, including all amendments, exhibits and schedules thereto and all documents incorporated by reference therein, with the SEC since January 1, 2018, and prior to the date of the merger agreement, (ii) a disclosure schedule delivered by the Company to Parent and Merger Sub concurrently with the execution of the merger agreement, (iii) the Chairman’s actual knowledge, after due inquiry and (iv) information disclosed within the merger agreement. It should also be noted that information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this proxy statement, may have changed since the date of the merger agreement.

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The representations and warranties made by the Company to Parent and Merger Sub include representations and warranties relating to, among other things:

•	due organization, existence, good standing and authority to carry on the Company’s business;

•	the Company’s articles of incorporation and bylaws or equivalent organizational documents;

•	the Company’s capitalization;

•	the Company’s corporate power and authority to execute, deliver, and perform its obligations under the merger agreement and to consummate the transactions contemplated by the merger agreement, and the enforceability of the merger agreement against the Company;

•	the declaration of advisability and recommendation to the stockholders of the Company of the merger agreement and the merger by the Board, and the authorization and approval of the merger agreement and the transactions contemplated under the merger agreement, including the merger, by the Board;

•	the direction by the Board (acting on the unanimous recommendation of the Special Committee) that the merger agreement be submitted to the Company’s stockholders for their adoption;

•	the receipt by the Special Committee of an opinion from Duff & Phelps, to the effect that, as of the date of and based on and subject to the assumptions, procedures, factors, limitations and qualifications set forth in the opinion, the Merger Consideration to be received by the holders of Common Shares (other than holders of Excluded Shares) is fair from a financial point of view to such stockholders (without giving effect to any impact of the merger on any particular holder of Common Shares other than in its capacity as a holder of Common Shares);

•	the subsidiaries of the Company and the equity interests in the Company’s subsidiaries held by the Company or any other subsidiary of the Company;

•	governmental consents and approvals in connection with the transactions contemplated by the merger agreement;

•	the absence of certain violations, breaches or defaults under certain contracts, organizational documents and law, in each case arising out of the execution and delivery of the merger agreement and consummation of the transactions contemplated by the merger agreement;

•	the Company’s SEC filings since January 1, 2018 and the financial statements included in or incorporated by reference into such SEC filings;

•	compliance with the applicable rules and regulations of NASDAQ and the applicable provisions of the Sarbanes-Oxley Act of 2002;

•	the Company’s disclosure controls and procedures and internal control over financial reporting;

•	the accuracy of the information supplied by the Company for inclusion in the Company’s proxy statement and Schedule 13E-3 to be filed with the SEC;

•	the absence of certain undisclosed liabilities;

•	conduct by the Company and its subsidiaries of their businesses in the ordinary course and consistent with past practice and the absence of any Company Material Adverse Effect (as defined below) since January 1, 2020;

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•	the absence of legal proceedings and governmental orders against the Company or its subsidiaries or their respective assets;

•	compliance with applicable laws since January 1, 2018, and the possession of and compliance with permits applicable to the Company and its subsidiaries;

•	tax matters;

•	material contracts and the absence of breach or violation of, or default under, any material contract;

•	intellectual property;

•	real property;

•	the absence of any broker’s or finder’s fees, other than to Duff & Phelps as the Company’s financial advisor;

•	the inapplicability of certain anti-takeover laws to the merger agreement, the merger and the transactions contemplated by the merger agreement;

•	the stockholder approval;

•	insurance matters;

•	employee matters and compliance with labour and employment laws;

•	environmental matters; and

•	acknowledgement by Parent and Merger Sub as to the absence of any other representations and warranties by the Company to Parent and Merger Sub, other than the representations and warranties made by the Company in the merger agreement.

The representations and warranties made by Parent and Merger Sub to the Company include representations and warranties relating to, among other things:

•	the corporate organization, existence, good standing and power and authority of Parent and Merger Sub;

•	the capitalization of Parent and Merger Sub and Parent’s ownership of Merger Sub;

•	the due execution and delivery by Parent and Merger Sub of the merger agreement and the enforceability of the merger agreement against them;

•	governmental consents and approvals in connection with the transactions;

•	the absence of certain violations, breaches or defaults under certain contracts, organizational documents and law, in each case arising out of the execution and delivery of the merger agreement and consummation of the transactions contemplated by the merger agreement;

•	the accuracy of the information provided by Parent, Merger Sub, the Rollover Stockholders or their respective affiliates or representatives for inclusion in or incorporation by reference in the Company’s proxy statement and Schedule 13E-3 to be filed with the SEC;

•	the operations of Parent and Merger Sub;

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•	the absence of any broker’s or finder’s fees based on arrangements made by or on behalf of Parent, Merger Sub or any of their respective subsidiaries or affiliates;

•	Parent’s and Merger Sub’s ownership of the shares or any other securities or other economic rights of the Company;

•	the absence of agreements or arrangements (other than the transaction agreements as specified in the merger agreement) between Parent, Merger Sub, the Rollover Stockholders or any of their respective affiliates, on the one hand, and any of the Company’s or its subsidiaries’ directors, officers, employees, or stockholders on the other hand, that relate to the transactions contemplated by the merger agreement;

•	non-reliance by Parent or Merger Sub on any estimates, projections, forecasts, plans and budget information provided by the Company and its subsidiaries;

•	sufficient sources of funding at the closing of the merger to pay the aggregate Merger Consideration and applicable related expenses;

•	the delivery of the Equity Commitment Letter (as defined below) and the absence of amendments or modifications thereto or withdrawal of the commitments contained therein;

•	the solvency of the surviving corporation after giving effect to all of the transactions contemplated by the merger agreement;

•	the absence of legal proceedings or governmental orders against Parent or Merger Sub; and

•	acknowledgement by the Company as to the absence of any other representations and warranties by Parent or Merger Sub, other than the representations and warranties made by Parent and/or Merger Sub contained in the merger agreement.

For purposes of the merger agreement, the “Equity Commitment Letter” means the equity commitment letter, dated June 15, 2020, to Parent from the Chairman, pursuant to which the Chairman has committed, subject to the terms and conditions set forth therein, to purchase or cause the purchase of equity securities of Parent, for the cash amount set forth therein.

Definition of Knowledge and Company Material Adverse Effect

Certain of the representations and warranties made by the Company in the merger agreement are qualified by a knowledge, materiality or “Company Material Adverse Effect” standard. For purposes of the merger agreement, “knowledge” means, with respect to the Company, the actual knowledge, after due inquiry, of the individuals listed in the company disclosure schedule. For purposes of the merger agreement, a “Company Material Adverse Effect” means any effect, event, fact, development, circumstance, condition or change that, individually or in the aggregate together with all other effects, has had or would reasonably be expected to have a material adverse effect on the business, financial condition, assets, liabilities or results of operations or prospects of the Company and its subsidiaries, taken as a whole; other than any such effect arising out of, relating to or resulting from:

•	changes in general business, economic or political conditions or changes in financial, credit or securities markets in general;

•	changes in United States generally accepted accounting principles or regulatory accounting requirements after the date of the merger agreement;

•	changes in laws applicable to the Company or any of its subsidiaries;

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•	any impact or effect resulting from the public announcement or the disclosure of or performance of the merger agreement, the pendency or consummation of the merger, including any initiation of stockholder litigation relating to the merger agreement or the transactions contemplated by the merger agreement;

•	acts of God, natural disasters, epidemics, pandemic, declared or undeclared acts of war, acts of sabotage or terrorism, or outbreak or escalation of hostilities;

•	changes in the market price or trading volume of the Common Shares;

•	actions or omissions of the Company or its subsidiaries taken that are required by the merger agreement or with the written consent or at the written request of the Parent, Merger Sub, the Rollover Stockholders or any of their affiliates or representatives;

•	any change or prospective change in the Company’s credit ratings;

•	changes, effects or circumstances affecting the industries or markets in which the Company or any of its subsidiaries operates;

•	the failure by the Company to meet any internal or industry estimates, expectations, forecasts, guidance, milestones, projections or budgets or internal or published projections of revenue, earnings, cash flow or cash position for any period; or

•	any breach of the transaction agreements by Parent, Merger Sub or any other party thereunder (other than the Company).

Definition of Parent Material Adverse Effect

Certain of the representations and warranties made by Parent and Merger Sub in the merger agreement are qualified by a materiality or “Parent Material Adverse Effect” standard. For purposes of the merger agreement, a “Parent Material Adverse Effect” means any effect, event, fact, development, circumstance, condition or change that prevents or materially impedes, interferes with, hinders or delays or would reasonably be expected to prevent or materially impede, interfere with, hinder or delay (i) the consummation by Parent and Merger Sub of the merger or any of the other transactions or (ii) the compliance by each of Parent and Merger Sub of each of their respective obligations under the merger agreement in any material respect.

Conduct of Business Pending the Merger

The Company has agreed that, subject to certain exceptions in the merger agreement, from the date of the merger agreement until the earlier of the Effective Time of the merger or the termination of the merger agreement, the Company will itself and will cause its subsidiaries to conduct their business in the ordinary course and in a manner consistent with past practices and use commercially reasonably efforts to preserve substantially intact their business organization, comply with all applicable laws, keep available the services of their present employees, preserve its assets, preserve its relationships with customers, suppliers, licensors, licensees, distributors and others with whom the Company or any of its subsidiaries has material business relations as of the date of the merger agreement. The Company also agreed, subject to certain exceptions set out in the merger agreement, not to do any of the following without the prior written consent of Parent (not to be unreasonably conditioned, withheld or delayed):

•	amend or otherwise change its organizational documents or governing instruments;

•	issue, sell, pledge, grant, transfer, encumber or otherwise dispose of any shares of capital stock or other equity interests of the Company or any of its subsidiaries, or securities convertible into or exchangeable or exercisable for, or options, warrants, calls, commitments or rights of any kind to acquire, any shares of capital stock or other equity interests of the Company or any of its subsidiaries (other than by a direct or indirect wholly-owned subsidiary of the Company to the Company or another direct or indirect wholly-owned subsidiary of the Company);

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•	reclassify, combine, split, subdivide or redeem, or purchase or otherwise acquire, directly or indirectly, any of its share capital, convertible securities or other rights exchangeable into or convertible or exercisable for any of its shares, or any other equity or equity-linked securities;

•	declare, set aside or pay any dividend or other distribution payable in cash, stock or property (or any combination thereof) with respect to its capital stock or other equity interests (except dividends or other distributions paid by any direct or indirect wholly-owned subsidiary of the Company to the Company or to any other direct or indirect wholly-owned subsidiary of the Company);

•	adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization, merger (other than the merger), consolidation or other reorganization (other than reorganizations involving only wholly-owned subsidiaries of the Company which would not result in a material increase in the tax liability of any of the Company or its subsidiaries);

•	acquire, sell, lease, license or dispose of stock or assets or otherwise subject to any lien, any assets, securities or properties, in the aggregate, with a value or purchase price in excess of $50,000,000 in any single transaction or related series of transactions, except (i) in the ordinary course of business consistent with past practice, (ii) pursuant to existing contracts, or (iii) incurrence of certain permitted liens or liens securing indebtedness;

•	incur, issue or assume any indebtedness or guarantee or otherwise become liable for any indebtedness (including increasing the indebtedness under contracts in existence as of the date hereof) with an amount in excess of $50,000,000 in a single transaction or series of related transactions, subject to certain exceptions;

•	incur or commit to incur any single capital expenditure that is not budgeted in the Company’s current plan approved by the Board as of the date of the merger agreement which is in excess of $10,000,000 or capital expenditures which are, in the aggregate, in excess of $50,000,000 for the Company and its subsidiaries taken as a whole;

•	(A) make any material change in any method of tax accounting or make or change any material tax election or make any material change in any of the financial accounting principles or practices; (B) file any material amended tax return, settle or compromise any material tax liability except as required by applicable law; (C) enter into any material closing agreement with respect to any material tax or surrender any right to claim a material tax refund, or (D) enter into an agreement with any relevant governmental entity to amend, modify, waive or affect in any adverse manner any material tax incentives and benefits granted to the Company, subject to certain exceptions;

•	enter into, amend, modify, consent to the termination of, or waiver any material rights under, any Company material contract that calls for annual aggregate payments of $50,000,000 or more which cannot be terminated without material surviving obligations or material penalty upon notice of 90 days or less;

•	subject to certain exceptions, (A) increase the compensation or other benefits payable or to become payable to current or former employees, directors or officers of the Company or its subsidiaries, (B) amend or adopt any material benefit plans or stock incentive plans, (C) make any new equity awards to any director, officer or employee of the Company or any of its subsidiaries;

•	acquire any equity interests or effect or become a party to any merger, consolidation, plan of arrangement, share exchange, business combination, amalgamation, recapitalization, reclassification of shares, stock split, reverse stock split, issuance of bonus shares, division or subdivision of shares, consolidation of shares or similar transaction;

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•	commence any material legal proceedings or settle any legal proceeding before a governmental entity involving the payment of monetary damages in excess of $50,000,000, subject to certain exceptions;

•	extend, renew or enter into any contracts containing non-compete or exclusivity provisions that (i) would restrict or limit the operations of the Company or its subsidiaries or (ii) apply to any current or future affiliates of the Company, its subsidiaries, the surviving corporation or Parent;

•	other than in the ordinary course of business consistent with past practice, terminate or cancel, let lapse, or amend or modify in any material respect, other than renewals in the ordinary course of business, any material insurance policies maintained by it which is not promptly replaced by a comparable amount of insurance coverage;

•	amend in a manner that adversely impacts in any material respect the ability to conduct its business, terminate or allow to lapse any material permits; or

•	agree, authorize or enter into any contract to do any of the foregoing.

Each of Parent and Merger Sub agrees that, from the date of the merger agreement until the earlier of the Effective Time or the termination of the merger agreement, it shall not take any action that is intended to or would reasonably be likely to result in any of the conditions to effecting the merger becoming incapable of being satisfied or take any action or fail to take any action which would, or would reasonably likely to, individually or in the aggregate, have a Parent Material Adverse Effect.

On August 26, 2020, the Board (upon approval of the Special Committee) approved the grant of 3,600,000 restricted Common Shares, which vested immediately upon the grant on August 28, 2020 (the date the grant agreement entered into between the grantee and the Company), to certain executive officers, employees and consultants pursuant to the 2020 Stock Option/Stock Issuance Plan, in consideration for their past services rendered to the Company (or any subsidiary of the Company, as the case may be) at no additional cost to the grantees, among which, Mr. Han was granted 1,800,000 restricted Common Shares. The Buyer Group has consented to such grant of restricted Common Shares.

Stockholders’ Meeting

Subject to the other provisions of the merger agreement, the Company will:

•	as promptly as reasonably practicable and in any event not later than ten business days after the SEC confirms that it has no further comments on, or otherwise clears, the Schedule 13E-3 and the proxy statement, take all action required under the NRS and its articles of incorporation and the bylaws to duly call, give notice of, convene and hold a meeting of its stockholders promptly following the mailing of the proxy statement for the purpose of obtaining the required stockholder approval, with the record date and meeting date of the stockholders’ meeting to be determined by the Company after good faith consultation with Parent; and

•	if there has been no occurrence of a Change in Company Recommendation, recommend to the stockholders that they approve and adopt the merger agreement, use its reasonable best efforts to solicit from its stockholders proxies in favor of the adoption of the merger agreement and approval of the transactions, and take all other actions necessary or advisable to secure the required stockholder approval.

The Company may, and Parent may request in writing that the Company, adjourn or postpone the stockholders’ meeting, if and to the extent the Special Committee determines in good faith (i) such adjournment or postponement is necessary or advisable to ensure that any supplement or amendment to the proxy statement that is required by applicable law is timely provided to the Company’s stockholders, (ii) if at the time the stockholders’ meeting proceeds to business there are insufficient Shares represented to constitute a quorum necessary or advisable to conduct business at the stockholders’ meeting, or (iii) additional time is required to solicit proxies in favor of the adoption of the merger agreement.

No Solicitation; Competing Proposals; Change in Company Recommendation

With certain exceptions, while the merger is pending, the Company shall not, and shall not authorize or permit any of its representatives, any of the Company’s subsidiaries or any of their respective representatives to, directly or indirectly:

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•	solicit, initiate, knowingly encourage, or knowingly facilitate, any “Competing Proposal” (as defined below) or any inquiries or the making of any proposal or offer that could reasonably be expected to lead to a Competing Proposal;

•	enter into, continue or engage in discussions or negotiations with any person or furnish to any person (or any representative thereof) any non-public information with respect to the Company or any of its subsidiaries, or knowingly cooperate in any way with any person (or any representative thereof), in each case, with the intent to induce the making of, a Competing Proposal or any proposal or offer that could reasonably be expected to lead to a Competing Proposal;

•	approve, endorse, recommend or enter into any written agreement in principle, letter of intent, merger agreement, acquisition agreement or other similar agreement or any contract relating to any Competing Transaction (other than an acceptable confidentiality agreement entered into in accordance with the merger agreement);

•	grant any waiver, amendment or release under any standstill, confidentiality or similar agreement to which the Company is a party (and the Company shall promptly take all actions necessary to terminate or cause to be terminated any such waiver previously granted with respect to any provision of any such standstill, confidentiality or similar written agreement and to enforce such standstill, confidentiality or similar agreement); or

•	authorize or direct any of the representatives of the Company or any of its subsidiaries to take any action or resolve to propose, agree or publicly announce an intention to do any of the foregoing.

At any time prior to the receipt of the required stockholder approval, following the receipt of an unsolicited, written and bona fide proposal or offer regarding a “Competing Transaction” (as defined below) that was not obtained in violation of the merger agreement:

•	the Company, the Special Committee and their respective representatives may communicate with the person or group of persons who has made such proposal or offer to clarify and understand the terms and conditions thereof, and notify such persons of the no-solicitation restrictions of the Company under the merger agreement;

•	the Company and its representatives may furnish non-public information in response to the request of the person or group of persons who has made such proposal or offer, if (x) prior to furnishing non-public information the Company receives from such person or group of persons an executed acceptable confidentiality agreement, and (y) at least 48 hours prior to furnishing any such non-public information to such person or group of persons, the Company furnishes such non-public information to Parent (if not previously furnished by the Company to Parent); and

•	the Company, the Special Committee and their respective representatives may engage or participate in any discussions or negotiations with the person or group of persons who has made such proposal or offer, provided that prior to furnishing any non-public information or engaging in any such discussions or negotiations, the Special Committee shall (A) have determined in good faith, after consultation with its outside legal counsel, that such proposal or offer constitutes a Superior Proposal or could reasonably be expected to result in a Superior Proposal; (B) have determined in good faith, after consultation with its outside legal counsel, that the failure to take such action could reasonably be expected to be inconsistent with its fiduciary duties under applicable law, and (C) provide Parent written notice of the receipt by the Company of any Competing Proposal or any inquiry, offer or proposal that could reasonably be expected to lead to a Competing Proposal (including the identity of the Person or group of Persons making or submitting such Competing Proposal, and details of the material terms and conditions thereof) at least 48 hours prior to taking any such action.

The Company will keep Parent promptly and reasonably informed with respect to (i) any inquiry or indication of interest that could lead to a Competing Proposal, (ii) the status of any such Competing Proposal and (iii) the status, any material developments and the terms of any material modification thereto. The Company will not enter into any agreement with any person after the date of the merger agreement that prohibits the Company from providing any information or materials to Parent in accordance with the foregoing.

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The Company has agreed to cease and cause to be terminated any discussions existing as of the date of the merger agreement with any person or group of persons that relate to any Competing Proposal.

While the merger is pending, neither the Company nor the Board nor any committee thereof shall (i) withhold, withdraw, amend, qualify or modify, in a manner adverse to Parent or Merger Sub, the Company Recommendation, (ii) adopt, approve or recommend any Competing Transaction, or (iii) fail to include the Company Recommendation in the proxy statement or fail to recommend against any Competing Transaction subject to Regulation 14D under the Exchange Act in any solicitation or recommendation statement on Schedule 14D-9 as promptly as practicable after the commencement of such Competing Transaction (but in any event within ten business days following such commencement), or (iv) resolve or agree to take any of the foregoing actions (any of the actions or events described in clauses “(i)” through “(iv)”, being referred to as a “Change in Company Recommendation”).

At any time prior to the receipt of the Requisite Company Vote, if in response to the receipt by the Company of a Competing Proposal, the Board determines in good faith, upon the direction of the Special Committee following consultation with its financial advisor and outside legal counsel, that such offer or proposal constitutes a Superior Proposal and that the failure to take such action could reasonably be expected to be inconsistent with its fiduciary duties under applicable laws, the Board (acting upon the recommendation of the Special Committee) or the Special Committee, as the case may be, may (1) make a Change in Company Recommendation in respect of such Superior Proposal, and/or (2) cause the Company to terminate the merger agreement as a result thereof; however, they may only do so if:

•	the Board (acting upon the recommendation of the Special Committee) or the Special Committee has first notified Parent in writing of its intent to take such action, which notice shall contain the identity of the person making the Superior Proposal, specify the material terms of the Superior Proposal, contain a copy of the material documents and/or agreements providing for the Superior Proposal and indicate that the Board (acting upon the recommendation of the Special Committee) or the Special Committee intends to effect a Change in Company Recommendation and/or terminate this Agreement;

•	if requested by Parent in writing, the Company shall, and shall cause its representatives to, for a period of at least five business days following receipt by Parent of such notice and prior to making any such Change in Company Recommendation and/or terminating this Agreement, negotiate with Parent and any representative of Parent in good faith (to the extent Parent desires to negotiate) to permit Parent to propose amendments to the terms and conditions of the merger agreement and the transactions;

•	following such five-business-day period, and taking into account any proposed amendments from Parent received during such period, the Board (acting upon the recommendation of the Special Committee) or the Special Committee shall have considered in good faith such proposed amendments, if any, and shall, prior to making any such Change in Company Recommendation and/or terminating this Agreement, have determined, in respect of such Superior Proposal, that the Superior Proposal would continue to constitute a Superior Proposal if the revisions proposed in such proposed amendments from Parent, if any, were to be given effect;

•	such Superior Proposal did not result from a material breach of the Company’s non-solicitation restrictions under the merger agreement; and

•	in the event that the Board (acting upon the recommendation of the Special Committee) or the Special Committee causes the Company to so terminate the merger agreement, the Board (acting upon the recommendation of the Special Committee) or the Special Committee shall cause the Company to pay to Parent the applicable termination fee payable in connection therewith under the merger agreement.

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Each successive material modification to the financial terms of any such Competing Proposal shall be deemed to constitute a new Competing Proposal for purposes of the requirements above, except that, in such cases, the five-business-day period described above shall instead become a minimum period of at least three business days.

Notwithstanding the foregoing, prior to the time the Company’s stockholders approve the merger agreement and the transactions contemplated thereby, the Board (upon recommendation of the Special Committee) may effect a Change in Company Recommendation and terminate the merger agreement in response to an intervening event, if the Board (or the Special Committee) determines in good faith, after consultation with its outside legal counsel, that failure to do so would reasonably be expected to be inconsistent with its fiduciary duties under applicable laws, if and only if:

•	five business days have elapsed since the Company has given notice of its termination of the merger agreement in response to such intervening event to Parent advising that it intends to take such action and specifying in reasonable detail the reasons therefor;

•	during such five-business-day period, the Company has considered and, if requested by Parent, engaged in good faith discussions with Parent regarding, any adjustment or modification to the terms of the merger agreement proposed by Parent; and

•	the Board (acting upon recommendation of the Special Committee) or the Special Committee, following such five-business-day period, again reasonably determines in good faith, after consultation with outside legal counsel and taking into account any adjustment or modification to the terms of the merger agreement proposed by Parent, that failure to do so would reasonably be expected to be inconsistent with the directors’ duties under applicable law.

Nothing in the merger agreement prohibits the Company or the Board or any committee thereof from (i) making any disclosure to the Company’s stockholders if the Board or any committee thereof has determined in good faith that the failure to do so could reasonably be expected to be inconsistent with applicable laws (including fiduciary duties), or (ii) complying with Rule 14d-9, Rule 14e-2(a) or Item 1012(a) of Regulation M-A promulgated under the Exchange Act with respect to a Competing Proposal (or any similar communication to its stockholders in connection with the making or amendment of a tender offer or exchange offer).

For purposes of the merger agreement, a “Competing Proposal” means any unsolicited bona fide written offer, proposal, inquiry, or indication of interest (other than an offer, proposal, inquiry, or indication of interest by Parent) contemplating or otherwise relating to any Competing Transaction.

For purposes of the merger agreement, a “Competing Transaction” means, other than the transactions, any transaction or series of transactions for or relating to (i) any merger, reorganization, consolidation, share exchange, business combination, scheme of arrangement, amalgamation, recapitalization, extra-ordinary dividend, share repurchase, liquidation, dissolution or other similar transaction involving the Company or any of its subsidiaries whose assets, individually or in the aggregate, constitute 20% or more of the consolidated assets of the Company or to which 20% or more of the total revenue, operating income or EBITDA of the Company are attributable; (ii) any sale, lease, exchange, transfer or other disposition of assets or businesses of the Company and its subsidiaries that constitute or represent 20% or more of the total revenue, operating income, EBITDA or assets of the Company and its subsidiaries, taken as a whole; (iii) any sale, exchange, transfer or other disposition of 20% or more of any class of equity securities of the Company; or (iv) any general offer, tender offer or exchange offer that, if consummated, would result in any person beneficially owning 20% or more of any class of equity securities of the Company; or any combination of the foregoing.

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For purposes of the merger agreement, a “Superior Proposal” means an unsolicited, bona fide written offer or proposal with respect to a Competing Transaction (provided, that for purposes of the definition of “Superior Proposal”, each reference to “20%” in the definition of “Competing Transaction” shall be replaced with “50%”) which does not arise from a material breach of the Company’s no-shop obligation and is made by a third party that the Board determines, in good faith judgment upon the recommendation of the Special Committee after (i) consultation with its financial advisor and outside legal counsel, (ii) taking into account all terms and conditions of such proposal, including the likelihood and timing of consummation thereof, and (iii) taking into account any changes to the merger agreement proposed by Parent in connection with the exercise of its rights in response to such Superior Proposal, to be more favourable to the unaffiliated security holders than the merger, except that any such offer shall not be deemed to be a “Superior Proposal” if (i) any financing required to consummate the transaction contemplated by such offer is not then fully committed to such third party, (ii) the consummation of the transaction contemplated by such offer or proposal is conditional upon the obtaining and/or funding of such financing, (iii) the transaction contemplated by such offer or proposal is not reasonably capable of being completed on the terms proposed without unreasonable delay, or (iv) the offer or proposal includes termination rights of the party making the offer or the proposal on terms less favourable to the Company than the terms set forth in the merger agreement.

Indemnification; Directors’ and Officers’ Insurance

From and after the Effective Time for a period of six years, Parent shall, and shall cause the surviving corporation to, and the surviving corporation shall, indemnify and hold harmless, and provide advancement of expenses to, the present and former officers and directors of the Company and its subsidiaries and any person who becomes a director or officer thereof prior to the Effective Time against any and all cost or expenses (including reasonable attorneys’ fees and expenses), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any actual or threatened legal proceeding to the fullest extent permitted by the law or provided under the articles of incorporation, bylaws, any indemnification agreements and any other governing documents of the Company and its subsidiaries in effect on the date of the merger agreement.

The surviving corporation will (and Parent will cause the surviving corporation to) honor and fulfill in all respects the obligations of the Company under (i) any indemnification, advancement of expenses and exculpation provision set forth in any articles of incorporation, bylaws and other governing documents of the Company as in effect on the date of the merger agreement and (ii) all indemnification agreements between the Company and any of its respective current or former directors and officers and any person who becomes a director or officer of the Company prior to the Effective Time.

From and after the Effective Time for a period of six years, the surviving corporation will, and Parent will cause the surviving corporation to, maintain in effect all provisions in the surviving corporation’s articles of incorporation and bylaws (or in such documents of any successor to the business of the surviving corporation) and in the articles of incorporation, bylaws and other governing documents of the Company’s subsidiaries regarding (i) elimination of liability of directors, (ii) indemnification of officers, directors and employees and (iii) advancement of expenses, in each case, that are no less advantageous to the intended beneficiaries than the corresponding provisions in existence on the date of the merger agreement.

Prior to the Effective Time, the Company may, at its option, obtain an extension of the directors’ and officers’ liability coverage of the Company’s existing directors’ and officers’ insurance policies and the Company’s existing fiduciary liability insurance policies, in each case for a claims reporting or discovery period ending six years from and after the Effective Time with respect to any claim related to any period of time at or prior to the Effective Time, on terms no less favourable to the indemnified parties than the coverage provided under the Company’s existing policies with respect to any actual or alleged error, misstatement, misleading statement, act, omission, neglect, breach of duty or any matter claimed against a director or officer of the Company or any of its subsidiaries by reason of him or her serving in such capacity that existed or occurred at or prior to the Effective Time, so long as the maximum aggregate premium for such policies is not in excess of 300% of the amount the Company paid for its directors’ and officers’ insurance in its last full fiscal year (if in excess, the Company may, at its option, obtain such a “tail” policy with the greatest coverage available for a cost not exceeding such amount).

If the Company does not obtain such “tail” insurance policies as of the Effective Time, the surviving corporation shall, and Parent shall cause the surviving corporation to, maintain in effect, for a period of at least six years from and after the Effective Time, the directors’ and officers’ insurance in place as of the date of the merger agreement with the Company’s current insurance carrier (or comparable carrier), on terms no less favourable than the coverage provided under the Company’s existing policies as of the date of the merger agreement, or the surviving corporation will purchase from the Company’s current insurance carrier (or comparable carrier) for such six-year period, on terms no less favourable to the indemnified parties than as provided in the Company’s existing policies as of the date of the merger agreement; except that in no event shall Parent or the surviving corporation be required to expend for such policies an annual premium amount in excess of 300% of the amount per annum the Company paid for its directors’ and officers’ insurance in its last full fiscal year (if in excess, the surviving corporation will be obligated, and Parent will cause the surviving corporation, to obtain a policy with the greatest coverage available, with respect to matters occurring prior to the Effective Time, for a cost not exceeding such amount).

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Financing

As of the date of the Merger Agreement, the Chairman has delivered to the Company a copy of his executed Equity Commitment Letter, pursuant to which the Chairman has committed to purchase, or cause the purchase of, for cash, subject to the terms and conditions therein, equity securities of Parent up to the aggregate amount set forth therein. The proceeds of the equity financing will be used to finance the consummation of the transactions contemplated by the merger agreement, including the merger.

Subject to the terms of the merger agreement, Parent and Merger Sub are each committed to use its reasonable best efforts to (i) maintain in effect the Equity Commitment Letter, (ii) comply with its obligations under the Equity Commitment Letter, (iii) satisfy, or cause to be satisfied, on a timely basis all conditions to the closing of and funding under the Equity Commitment Letter applicable to Parent or Merger Sub that are within its control, (iv) enforce its right under the Equity Commitment Letter and (v) consummate such equity financing at or prior to the Effective Time.

If Parent and Merger Sub determine to seek financing (through loans from financial institutions and/or the issuance or sale of debt securities, or otherwise) in connection with the Merger and the other Transactions, each of Parent and Merger Sub will use their respective commercially reasonable efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary to arrange such debt financing, including using commercially reasonable efforts to (i) negotiate and enter into definitive debt financing agreement with respect to such debt financing on terms that will not prevent or materially impair the ability of Parent or Merger Sub to satisfy their respective obligations under the Merger Agreement or consummate the Merger or other Transactions, (ii) if executed, maintain in effect the debt financing agreements in accordance with the terms thereof and satisfy on a timely basis all conditions applicable to Parent and Merger Sub (and any affiliate thereof other than the Company and its subsidiaries) in the debt financing agreements and otherwise comply with its obligations thereunder, (iii) assuming all conditions in the debt financing agreements have been satisfied, cause the financing sources and other persons providing debt financing to fund on the closing date the debt financing in the amount, together with the deposited available offshore cash and the equity financing, required to consummate the transactions and (iv) enforce the parties’ funding obligations (and the rights of Parent and Merger Sub) under the Equity Commitment Letter and debt financing agreements to the extent necessary to fund the Merger Consideration. Parent and Merger Sub will also keep the Company informed on a reasonably current basis in reasonable detail of the status of its decision with respect to and, if applicable, efforts to arrange the debt financing and will deliver to the Company as promptly as practicable (and no later than two (2) business days) after such execution, true and complete copies of all debt financing agreements, except for customary engagement letters or any such contracts or other arrangements that do not impact the conditionality of the debt financing.

If Buyer Group has arranged debt financing under any debt financing agreement and upon the prior written approval of the Special Committee, the aggregate amount of equity financing contemplated under the Equity Commitment Letter will be reduced by the aggregate amount of debt financing actually funded at the Effective Time, and the Chairman will, at the Effective Time, be entitled to reduce the amount of the equity financing obligation to purchase, or cause the purchase of, for cash, securities of Merger Sub under the Equity Commitment Letter, by a portion of the debt financing actually funded at the Effective Time in accordance with the terms and conditions of the Equity Commitment Letter.

Subject to the terms and conditions of the merger agreement, neither Parent nor Merger Sub may amend, modify or waive any provision of the Equity Commitment Letter and debt financing agreements, if such amendment, modification or waiver reduces (or would reduce) the aggregate amount of the equity financing and the debt financing or imposes new or additional conditions or otherwise expands, amends or modifies the conditions to the equity financing and the debt financing in a manner that would be expected to prevent or materially delay the ability of the Company, Parent or Merger Sub to consummate the transactions contemplated by the merger agreement or otherwise adversely impact the ability of Parent or Merger Sub to enforce its rights against the other parties to the Equity Commitment Letter or debt financing agreements. Parent and Merger Sub have agreed to give the Company prompt notice (a) upon becoming aware of any material breach of any provisions or, or termination by any party to, the Equity Commitment Letter or debt financing agreements or (b) upon the receipt of any written notice from any person with respect to any threatened material breach or threatened termination of the Equity Commitment Letter and debt financing agreements or obtaining knowledge that any party of then Equity Commitment Letter does not intend to (or believes that it is excused from, or not required to) provide funds, or otherwise perform its obligations under the Equity Commitment Letter.

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The Company has agreed to, and to use commercially reasonable efforts to cause each of its subsidiaries to, provide such cooperation as may be reasonably requested by Parent and Merger Sub in connection with the arrangement of the debt financing, including:

•	arranging for reasonable direct contact between representatives of the Company or its subsidiaries with representatives of Parent, Merger Sub and debt financing sources;

•	assisting in the preparation of offering memoranda, private placement memoranda, bank information memoranda, prospectuses, rating agency presentations and similar documents reasonably requested by Parent or its representatives in connection with any debt financing;

•	as promptly as reasonably practicable, furnishing Parent and debt financing sources with financial and other pertinent information regarding the Company and its subsidiaries as may be reasonably requested by Parent or any debt financing sources and using commercially reasonable efforts to cause the Company’s independent accountants to provide assistance and cooperation in connection therewith to Parent and any debt financing sources;

•	reasonably cooperating with advisors, consultants and accountants of Parent or any debt financing sources with respect to the conduct of any examination, appraisal or review of the financial condition or any of the assets or liabilities of the Company or any of its subsidiaries, including for the purpose of establishing collateral eligibility and values;

•	to the extent customary and in accordance with applicable law and not prohibited by applicable law or certain of the Company’s contractual obligations, (a) facilitating the granting of security or pledging of collateral and (b) executing and delivering any debt financing agreements (including any pledge and security documents); provided, that any collateral pledged or security granted by the Company or any of its subsidiaries under, and any obligations of the Company or any of its subsidiaries under, any debt financing agreements to which it is a party will be contingent upon the occurrence of the Effective Time;

•	taking all commercially reasonable actions necessary to permit debt financing sources to evaluate the Company’s or any of its subsidiaries’ current assets, cash management and accounting systems, policies and procedures relating thereto for the purpose of establishing collateral arrangements; subject to the terms of the confidentiality agreements between the Company and members of the Buyer Group, and to establish bank and other accounts, blocked account agreements and lock box arrangements in connection with the foregoing;

•	furnishing Parent, Merger Sub and their representatives, as well as any prospective debt financing sources, promptly with all documentation and other information required with respect to any debt financing under applicable “know your customer” and anti-money laundering rules and regulations; subject to the terms of the confidentiality agreements between the Company and members of the Buyer Group;

•	using commercially reasonable efforts to obtain consents from third parties and accountants’ comfort letters from the Company’s and its subsidiaries’ accounting firm contemplated by any debt financing and assisting Parent and its counsels with information required for customary legal opinions required to be delivered in connection therewith; and

•	to the extent customary and in accordance with applicable law, assisting in the preparation of, and executing and delivery at the closing, any definitive documents for the debt financing, including any credit agreements, security documents related to debt financing, if applicable, and as may be reasonably requested by Parent, provided that no such definitive documents shall be effective until the Effective Time.

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Parent and Merger Sub will promptly upon the termination of the Merger Agreement, reimburse the Company for all reasonable and documented out-of-pocket costs and expenses (including attorneys’ fees) incurred by the Company or any of its subsidiaries in connection with the cooperation of the Company and its subsidiaries in relation to the arrangement of debt financing described above and will indemnify and hold harmless the Company, its subsidiaries and their respective representatives from and against any and all liabilities or losses suffered or incurred by any of them in connection with the arrangement of the debt financing and any information used in connection therewith, except in the event such liabilities or losses arose out of or result from the willful misconduct of the Company.

No Amendment to Transaction Documents

Without the prior written consent of the Special Committee (acting on behalf of the Company), Parent and Merger Sub shall not, and shall cause its respective affiliates and Buyer Group related parties not to (i) amend, modify, withdraw, waive or terminate the Equity Commitment Letter, the Support Agreement or the Limited Guarantee, or (ii) enter into or modify any other contract relating to the merger or the transactions contemplated by the merger agreement in a manner that (x) would be inconsistent with the terms of any transaction agreement as specified in the merger agreement, or (y) would or would reasonably be expected to prevent or impede, interfere with, hinder or delay (A) the consummation by Parent and Merger Sub of the merger or any of the other transactions contemplated by the merger agreement or (B) the performance by each of Parent and Merger Sub of their respective obligations under this Agreement.

Other Covenants

The merger agreement contains additional agreements between the Company and Parent and/or Merger Sub relating to, among other things:

•	the filing of this proxy statement and the transaction statement on Schedule 13E-3 with the SEC (and cooperation in response to any comments from the SEC with respect to either statement);

•	reasonable access by Parent and Parent’s authorized representatives to the personnel, representatives, properties, books, records and other information of the Company and its subsidiaries between the date of the merger agreement and the Effective Time (subject to certain exceptions including (among others) applicable law, maintenance of attorney-client privilege, and contractual restrictions of the Company);

•	coordination of press releases and other public announcements relating to the merger agreement or the transactions prior to a Change in Company Recommendation;

•	reasonable best efforts of the parties to promptly take, or to cause to be taken, all actions, and to do, or to cause to be done all things necessary, proper or advisable to consummate and make effective the transactions contemplated by the merger agreement;

•	certain matters relating to Section 16 of the Exchange Act;

•	matters relating to takeover statutes;

•	delisting and deregistration of the shares;

•	Parent’s obligation to cause Merger Sub to perform Merger Sub’s obligations under the merger agreement;

•	Parent’s and Merger Sub’s obligations not to amend, withdraw or terminate the Limited Guarantee, the Equity Commitment Letter or the Support Agreement (each as defined below) or enter into contracts relating to the merger that would interfere with Parent’s and Merger Subs’ consummation of the merger or performance of their respective obligations under the merger agreement; and

•	participation in litigation relating to the merger agreement or the transactions.

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For purposes of the merger agreement, “Support Agreement” means the equity contribution and voting agreement, of even date with the merger agreement, entered into between the Parent and the Rollover Stockholders; “Limited Guarantee” means the limited guarantee of the Chairman, of even date with the merger agreement, in favor of the Company, with respect to certain obligations of Parent under the merger agreement.

Conditions to the Merger

The obligations of each party to consummate the merger are subject to the satisfaction or waiver (if permissible) by the Company and Parent of the following conditions:

•	the Requisite Company Vote has been obtained; and

•	no governmental entity of any competent jurisdiction (within the PRC or elsewhere) shall have enacted, issued, promulgated, enforced or entered any order or law or taken any other action which is then in effect and has the effect of enjoining, restraining or otherwise prohibiting the consummation of the merger.

The obligations of Parent and Merger Sub to effect the merger are subject to the satisfaction or waiver by Parent and Merger Sub of the following conditions:

•	(i) the representations and warranties of the Company relating to corporate organization, capitalization, authorization relative to the merger agreement, absence of certain changes and any Company Material Adverse Effect, and brokers being true and correct in all respects (except, for de minimis inaccuracies) as of the date of the merger agreement and as of the closing date, as though made on and as of such date and time (except to the extent expressly made as of an earlier date, in which case as of such earlier date), and (ii) the other representations and warranties of the Company in the merger agreement (disregarding any limitation or qualification of “materiality” or “Company Material Adverse Effect”) being true and correct in all respects as of the date of the merger agreement and as of the closing, as though made on and as of such date and time (except to the extent expressly made as of an earlier date, in which case as of such earlier date), except to the extent such failures to be true and correct, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect;

•	the Company having performed all obligations and complied with all covenants, in each case in all material respects, required to be performed or complied with by it under the merger agreement at or prior to the closing;

•	no Company Material Adverse Effect having occurred and be continuing following the date of the merger agreement; and

•	the Company having delivered to Parent a certificate, dated as of the closing date, signed by an officer of the Company, certifying to the satisfaction of the conditions above.

The obligations of Company to effect the merger are subject to the satisfaction or waiver by Company of the following conditions:

•	The representations and warranties of each of Parent and Merger Sub in the merger agreement being true and correct as of the closing date as though made on the closing date (other than those representations and warranties that address matters only as of a particular date or only with respect to a specific period of time which representations and warranties need only be true and correct as of such date or with respect to such period), except where the failure of such representations and warranties of Parent or Merger Sub to be so true and correct (without giving effect to any limitation as to “materiality” or Parent Material Adverse Effect set forth therein), would not individually or in the aggregate, have a Parent Material Adverse Effect;

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•	Parent and Merger Sub having performed all obligations and complied with all covenants, in each case in all material respects, required to be performed or complied with by it under the merger agreement at or prior to the closing; and

•	Parent and Merger Sub having delivered to the Company a certificate, dated as of the closing date, signed by a director of each of Parent and Merger Sub, as the case maybe, certifying as to the satisfaction of the conditions above.

However, none of the Company, Parent or Merger Sub may rely on the failure of any condition to the merger if such failure was caused by such party’s failure to comply with the merger agreement.

Termination of the Merger Agreement

The Company and Parent may terminate the merger agreement by mutual written agreement at any time prior to the Effective Time, whether prior to or after the merger agreement has been adopted by the stockholders of the Company or Merger Sub.

Either the Company or Parent (as applicable) may terminate the merger agreement at any time prior to the Effective Time if:

•	any governmental entity having competent jurisdiction shall have, enacted, issued, promulgated, enforced or entered any law or order which is then in effect or taken any other action, in each case, permanently restraining, enjoining or otherwise prohibiting the consummation of the merger, and such order or other action shall have become final and non-appealable, subject to certain exceptions;

•	the Requisite Company Vote shall not have been obtained at the stockholders’ meeting (after taking into account any adjournment, postponement or recess thereof); or

•	the merger has not been consummated by December 14, 2020 (referred to as the “Termination Date”), except that this termination right is not available to any party whose breach of, or failure to fulfill, any of its obligations under the merger agreement has been the cause of, or resulted in, the failure to consummate the merger by the Termination Date.

The Company may terminate the merger agreement at any time prior to the Effective Time if:

•	a breach or failure of any representation, warranty or covenant of Parent or Merger Sub set forth in the merger agreement, shall have occurred, which breach or failure has given rise to the failure of a condition to the Company’s obligations to complete the merger, and such breach or failure would not be capable of being cured prior to the Termination Date, or if capable of being cured, shall not have been cured within 30 business days following receipt of written notice from the Company (or such shorter period of time that remains between the date the Company provides written notice and the Termination Date), except that the Company shall not have this termination right if the Company is then in material breach of the merger agreement under circumstances that would cause Parent’s or Merger Sub’s closing conditions not to be satisfied;

•	prior to obtaining the Requisite Company Vote, the Board (acting upon recommendation of the Special Committee) or the Special Committee shall have effected a Change in Company Recommendation and, concurrently with termination, the Company pays to Parent the applicable termination fee required to be paid in connection with such termination; or

•	all conditions to Parent’s and Merger Sub’s obligations to complete the merger (except those to be satisfied at the closing) have been satisfied or waived, the Company has irrevocably confirmed in writing to Parent that the closing conditions specific to the Company have been satisfied (except those to be satisfied at the closing) or the Company is willing to waive them and is prepared to close, and Parent and Merger Sub fail to consummate the closing within ten business days following the date the closing should have occurred under the merger agreement.

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Parent may terminate the merger agreement at any time prior to the Effective Time if:

•	a breach or failure of any representation, warranty or covenant of the Company set forth in the merger agreement has occurred, which breach or failure has given rise to or would reasonably be expected to give rise to the failure of a condition to Parent’s or Merger Sub’s obligations to complete the merger, and as a result of such breach or failure, such condition is not capable of being cured prior to the Termination Date, or if capable of being cured, is not cured within thirty business days of the receipt of written notice from Parent (or such shorter period of time that remains between the date Parent provides written notice and the Termination Date), except that Parent shall not have this termination right if Parent is in material breach of the merger agreement under circumstances that would cause the Company’s closing conditions not to be satisfied; or

•	prior to obtaining the Requisite Company Vote, the Board (acting upon the recommendation of the Special Committee) or the Special Committee has effected a Change in Company Recommendation.

Termination Fees and Reimbursement of Expenses

The Company is required to pay (or cause to be paid) to Parent a termination fee of $1,000,000 if the merger agreement is terminated:

•	by the Company, in connection with the Company’s Change in Company Recommendation;

•	by Parent, (i) as a result of a breach or failure of any representation, warranty or covenant of the Company set forth in the merger agreement, or (ii) as a result of the Board (acting upon the recommendation of the Special Committee) or the Special Committee having effected a Change in Company Recommendation; or

•	by the Company or Parent, as a result of (i) failure to obtain the Requisite Company Vote at the stockholders’ meeting or (ii) failure to consummate the merger by the Termination Date, if, at the time of such termination, a Competing Proposal has been made known to the Company, or shall have been publicly announced or publicly made known, and not publicly and unconditionally withdrawn prior to the earlier of the termination of the merger agreement or five business days prior to the stockholders’ meeting, and within twelve (12) months after such termination the Company or any of its subsidiaries enters into a definitive agreement in connection with the same Competing Proposal that was later consummated or consummates a Competing Transaction. For purposes of the termination fees payable by the Company, all references to “20%” in the definition of “Competing Transaction” shall be deemed to be references to 50%.

Parent is required to pay (or cause to be paid) to the Company a termination fee in an amount of $2,000,000 if the merger agreement is terminated:

•	by the Company, as a result of a breach or failure of any representation, warranty or covenant of Parent or Merger Sub set forth in the merger agreement; or

•	by the Company, if all conditions to Parent’s and Merger Sub’s obligations to complete the merger (except those to be satisfied at the closing) have been satisfied or waived, the Company has irrevocably confirmed in writing to Parent that the closing conditions specific to the Company have been satisfied (except those to be satisfied at the closing) or the Company is willing to waive them and is prepared to close, and Parent and Merger Sub fail to consummate the closing within ten business days following the date the closing should have occurred under the merger agreement.

In no event is the Company or Parent, respectively, required to pay a termination fee on more than one occasion.

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In the event that the Company or Parent fails to pay its applicable termination fee in accordance with the merger agreement when due, the Company or Parent (as the case may be) shall reimburse the other party for all reasonable and documented costs and expenses actually incurred or accrued by the other party (including, reasonable fees and expenses of counsel) in connection with the collection under and enforcement of the merger agreement in order to obtain such payment, together with interest on such unpaid termination fee, commencing on the date that such overdue amount was originally required to be paid and ending on the date that such overdue amount is actually paid in full, at a rate per annum equal to the prime lending rate published in the Wall Street Journal in effect on the date such payment was required to be made.

Remedies

Other than certain equitable remedies that Parent may be entitled to, the sole and exclusive remedy (whether at law, in equity, in contract, in tort or otherwise) of the Buyer Group and certain related parties as described in the merger agreement against the Company, its subsidiaries and certain related parties as described in the merger agreement for any loss or damage suffered as a result of any breach of any representation, warranty, covenant or agreement or failure to perform under the merger agreement or other failure of the transactions contemplated by the merger agreement to be consummated shall be Parent’s right to (i) terminate the merger agreement and receive from the Company a termination fee of $1,000,000, and (ii) receive reimbursement and interest if such termination fee is not paid when due and in accordance with the merger agreement.

Other than certain equitable remedies that the Company may be entitled to, the sole and exclusive remedy (whether at law, in equity, in contract, in tort or otherwise) of the Company, its subsidiaries and certain related parties as described in the merger agreement against the Buyer Group and certain related parties as described in the merger agreement for any loss or damage suffered as a result of any breach of any representation, warranty, covenant or agreement or failure to perform under the merger agreement or other failure of the transactions contemplated by the merger agreement to be consummated shall be the Company’s right to (i) terminate the merger agreement and receive from Parent a termination fee in an amount equal to the sum of (x) of $2,000,000 and the guarantee of such obligation pursuant to the Limited Guarantee and (y) certain reasonable and documented out-of-pocket expenses incurred by the Company and the Special Committee in connection with the merger, as set forth in the merger agreement, and (ii) receive reimbursement and interest if such termination fee is not paid when due and in accordance with the merger agreement.

Specific Performance

In the event of any breach by the Company, on the one hand, or Parent or Merger Sub, on the other hand, of any of their respective obligations set forth in the merger agreement, the Company, on the one hand, or Parent or Merger Sub, on the other hand, subject to the relevant provisions under the merger agreement, will be entitled to specific performance of the terms of the merger agreement, including an injunction or injunctions to prevent breaches of the merger agreement by any party. The Company is entitled to an injunction or injunctions, or other appropriate form of specific performance or equitable relief to cause Parent and Merger Sub to cause the equity commitments in the Equity Commitment Letter to be funded and/or to consummate the merger only under certain circumstances where: (i) all conditions to Parent’s and Merger Sub’s obligations to complete the merger (except those to be satisfied at the closing) have been satisfied or waived, (ii) Parent and Merger Sub fail to complete the closing by the date the closing is required to have occurred, and (iii) the Company has irrevocably confirmed in writing that (A) all conditions to the Company’s obligations to complete the merger have been satisfied or that it is willing to waive any of the conditions to the extent not so satisfied and (B) if specific performance is granted and the equity commitments in the Equity Commitment Letter are funded, then the closing of the merger will occur. However, once the Company or Parent (as applicable) has paid, as a remedy, its applicable termination fee, plus reimbursement of collection costs and interest thereon if not paid when due (if applicable), the other party shall no longer be entitled to any other remedies (specific performance or otherwise).

Amendment and Modification

Subject to applicable law, the merger agreement may be amended by written agreement of the parties to the merger agreement by action taken by or on behalf of each of their respective boards of directors (or individuals holding similar positions) with the Company acting solely through the Special Committee; except that following receipt of the Requisite Company Vote, no amendment may be made that would require further approval or authorization by the stockholders of the Company without such further approval or authorization.

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Governing Law; Disputes

The merger agreement is governed by and construed in accordance with the laws of the State of Nevada applicable to contracts to be made and performed entirely therein without giving effect to the principles of conflicts of law thereof or of any other jurisdiction. Any legal proceeding arising out of or relating to the merger agreement or any of the transactions shall be brought and determined in the courts of the State of Nevada located in Clark County, Nevada or, only if the courts of the State of Nevada located in Clark County, Nevada declines to accept or does not have jurisdiction over a particular matter, any court of the United States or any state court located in the State of Nevada.

PROVISIONS FOR UNAFFILIATED SECURITY HOLDERS

No provision has been made to (a) grant the Company’s stockholders access to corporate files of the Company and other parties to the merger or any of their respective affiliates or (b) to obtain counsel or appraisal services at the expense of the Company or any other such party or affiliate.

DISSENTER RIGHTS

Pursuant to Chapter 92A (Section 300 through 500 inclusive) of the NRS (“Chapter 92A”), any holder of Preferred Shares is entitled to dissent to the Merger, and obtain payment of the fair value of the Preferred Shares. In the context of the Merger, Chapter 92A provides that holders of Preferred Shares may elect to have the Company purchase the Preferred Shares for a cash price that is equal to the “fair value” of such shares, as determined in a judicial proceeding in accordance with the provisions of Chapter 92A. The fair value of Preferred Shares means the value of such shares immediately before the effectuation of the Merger, excluding any appreciation or depreciation in anticipation of the Merger, unless exclusion of any appreciation or depreciation would be inequitable.

Chapter 92A is set forth in its entirety in Annex C to this proxy statement. If you are a holder of Preferred Shares and wish to exercise your dissenters’ rights or preserve the right to do so, you should carefully review Annex C to this proxy statement. If you fail to comply with the procedures specified in Chapter 92A in a timely manner, you may lose your dissenters’ rights. Because of the complexity of those procedures, you should seek the advice of counsel if you are considering exercising your dissenters’ rights.

Chapter 92A sets forth that, if a stockholder wishes to assert dissenter’s rights with respect to its shares, the stockholder (a) must deliver to the Company, before the vote is taken, written notice of the stockholder’s intent to demand payment for his or her shares if the proposed action is effectuated, and (b) must not vote, or cause or permit to be voted, any of his or her shares in favor of the proposed action.

Within 10 days after the effectuation of the Merger, the Company will send a written notice (a “Dissenters’ Rights Notice”) to all the record stockholders of the Company entitled to dissenters’ rights. The Dissenters’ Rights Notice will be accompanied by (i) a form for demanding payment from the Company that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not they acquired beneficial ownership of the shares before that date; (ii) a copy of the provisions of Chapter 92A; and (iii) a brief description of the procedures that a stockholder must follow to exercise dissenter’s rights.

In order to maintain eligibility to exercise dissenters’ rights under Chapter 92A, you must take the following actions by the date set forth in the Dissenters’ Rights Notice, which shall not be less than 30 nor more than 60 days after the Dissenters’ Rights Notice is was delivered: (i) deliver a written demand for payment on the form provided in the Dissenters’ Rights Notice; (ii) certify whether you acquired beneficial ownership of the shares before the date set forth in the Dissenters’ Rights Notice; and (iii) deliver the certificates representing the dissenting shares to the Company.

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Within 30 days after receipt of a demand for payment, the Company must pay each dissenter who complied with the provisions of Chapter 92A the amount the Company estimates to be the fair value of such shares, plus interest from the effective date of the Merger. The payment will be accompanied by the following: (i) financial statements for the Company for the year ended December 31, 2019 and the most recent interim financial statements; (ii) a statement of the Company’s estimate of the fair value of the shares; and (iii) a statement of the dissenter’s rights to demand payment under NRS 92A.480 and that if any such stockholder does not do so within the period specified, such stockholder shall be deemed to have accepted such payment in full satisfaction of the corporation’s obligations under Chapter 92A. If the Company does not deliver payment within 30 days of receipt of the demand for payment, the dissenting stockholder may enforce the dissenter’s rights by commencing an action in Clark County, Nevada or if the dissenting stockholder resides or has its registered office in Nevada, in the county where the dissenter resides or has its registered office.

If a dissenting stockholder disagrees with the amount of the Company’s payment, then the dissenting stockholder may, within 30 days of such payment, (i) notify the Company in writing of the dissenting stockholder’s own estimate of the fair value of the dissenting shares and the amount of interest due, and demand payment of such estimate, less any payments made by the Company, or (ii) reject the offer by the Company if the dissenting stockholder believes that the amount offered by the Company is less than the fair value of the dissenting shares or that the interest due is incorrectly calculated. If a dissenting stockholder submits a written demand as set forth above and the Company accepts the offer to purchase the shares at the offer price, then the stockholder will be sent a check for the full purchase price of the shares within 30 days of acceptance.

If a demand for payment remains unsettled, the Company must commence a proceeding in the Clark County, Nevada district court within 60 days after receiving the demand. Each dissenter who is made a party to the proceeding shall be entitled to a judgment in the amount, if any, by which the court finds the fair value of the dissenting shares, plus interest, exceeds the amount paid by the Company. The value so determined could be more or less than the consideration to be paid in connection with the Merger. If a proceeding is commenced to determine the fair value of the Preferred Shares, the costs of such proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court, shall be assessed against the Company, unless the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable against the Company if the court finds that (i) the Company did not comply with Chapter 92A or (ii) against either the Company or a dissenting stockholder, if the court finds that such party acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by Chapter 92A.

A person having a beneficial interest in shares that are held of record in the name of another person, such as a broker, fiduciary, depository or other nominee, must act to cause the record holder to follow the requisite steps properly and in a timely manner to perfect dissenters’ rights of appraisal.

If the shares are owned of record by a person other than the beneficial owner, including a broker, fiduciary (such as a trustee, guardian or custodian), depositary or other nominee, the written demand for dissenters’ rights of appraisal must be executed by or for the record owner. If shares are owned of record by more than one person, as in joint tenancy or tenancy in common, the demand must be executed by or for all joint owners. An authorized agent, including an agent for two or more joint owners, may execute a demand for appraisal for a stockholder of record, provided that the agent identifies the record owner and expressly discloses, when the demand is made, that the agent is acting as agent for the record owner. If a stockholder owns shares through a broker who in turn holds the shares through a central securities depository nominee, a demand for appraisal of such shares must be made by or on behalf of the depository nominee and must identify the depository nominee as the record holder of such shares.

A record holder, such as a broker, fiduciary, depository or other nominee, who holds shares as a nominee for others, will be able to exercise dissenters’ rights of appraisal with respect to the shares held for all or less than all of the beneficial owners of those shares as to which such person is the record owner. In such case, the written demand must set forth the number of shares covered by the demand. Where the number of shares is not expressly stated, the demand will be presumed to cover all shares outstanding in the name of such record owner.

The foregoing summary of the rights of dissenting stockholders under Chapter 92A does not purport to be a complete statement of the procedures to be followed by stockholders desiring to exercise any dissenters’ rights of appraisal rights available under Chapter 92A. The preservation and exercise of dissenters’ rights of appraisal require strict adherence to the applicable provisions of Chapter 92A, and the foregoing summary is qualified in its entirety by reference to Annex C to this proxy statement. The Company has not made any provision to obtain counsel or appraisal services for unaffiliated stockholders.

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FINANCIAL INFORMATION

Set forth below is certain selected historical consolidated financial data relating to the Company for each of the two years ended December 31, 2018 and 2019 and each of six months ended June 30, 2019 and 2020. The financial data as of and for the years ended December 31, 2018 and December 31, 2019 has been derived from the audited financial statements filed as part of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019. The financial data for the six months ended June 30, 2019 and June 30, 2020 has been derived from the unaudited financial information included in the Company’s 2020 second quarter earnings release on Form 10-Q on August 14, 2020, which are incorporated into this proxy statement by reference. This financial data should be read in conjunction with the financial statements and the related notes and other financial information contained in such Annual Report on Form 10-K and Quarterly Report on Form 10-Q. Please see “Where You Can Find More Information” for a description of how to obtain a copy of such Annual Report on Form 10-K and Quarterly Report on Form 10-Q, respectively.

	For the year ended December 31,		For the six months ended June 30,
	2019	2018	2019	2020
	US$	US$	US$	US$

Revenues	1,448,204,826	1,274,833,282	764,539,887	428,061,665
Cost of revenues	(1,228,809,155)	(1,055,220,493)	(648,949,533)	(382,932,118)
Gross profit	219,395,671	219,612,789	115,590,354	45,129,547

Selling expenses	(1,465,697)	(10,068,971)	(525,230)	(162,060)
General and administrative expenses	(35,370,445)	(36,985,700)	(14,539,978)	(9,707,156)
Provision for doubtful accounts	(62,811,125)	—	—	—
Research and development expenses	(50,329,809)	(60,576,574)	(19,613,907)	(9,644,920)
Total operating expenses	(149,977,076)	(107,631,245)	(34,679,115)	(19,514,136)

Operating income	69,418,595	111,981,544	80,911,239	25,615,411

Interest income	1,377,040	3,977,116	890,136	341,048
Interest expense	(67,242,641)	(51,031,735)	(29,559,519)	(33,830,733)
Foreign currency exchange gains	2,887,336	5,710,754	909,747	2,190,422
Losses on foreign currency option contracts	—	(520,981)	—	—
Gains (losses) on disposal of subsidiaries	518,491	(214,557)	518,491	—
Government grant	10,133,355	6,124,393	3,706,153	11,255,210
Total non-operating expenses, net	(52,326,419)	(35,955,010)	(23,534,992)	(20,074,053)

Income before income taxes	17,092,176	76,026,534	57,376,247	5,541,358

Income tax expense	(14,036,698)	(7,713,113)	(6,284,215)	995,959

Net income	3,055,478	68,313,421	51,092,032	6,537,317

Earnings per common stock:
Basic and diluted	0.05	1.03	0.76	0.10

Net income	3,055,478	68,313,421	51,092,032	6,537,317

Other comprehensive loss
Foreign currency translation adjustment, net of nil income taxes	(13,175,260)	(35,647,804)	(2,042,284)	(12,177,250)

Comprehensive income (loss)	(10,119,782)	32,665,617	49,049,748	(5,639,933)

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	As of December 31,		As of June 30,
	2018 US$	2019 US$	2020 US$
Selected Consolidated Balance Sheets Data:
Cash and cash equivalents	41,301,817	7,201,775	3,167,943
Total current assets	1,413,931,851	1,264,862,728	1,559,142,766
Total assets	2,753,519,231	2,635,882,248	2,918,813,079
Total current liabilities	1,594,059,845	1,278,954,294	1,282,324,759
Total liabilities	1,907,025,338	1,799,508,137	2,042,171,704
Total equity	748,917,428	836,374,111	876,641,375

Net Book Value per Share of the Common Shares

The Company’s net book value per share as of December 31, 2019 was $12.49, based on the 66,948,841 issued and outstanding Common Shares for the applicable period. The Company’s net book value per Share as of June 30, 2020 was $13.09, based on the 66,948,841 issued and outstanding Shares as of June 30, 2020.

No separate financial information is provided for Parent because Parent is a newly formed entity formed in connection with the merger and has no independent operations. No pro forma data giving effect to the merger has been provided. The Company does not believe that such information is material to stockholders in evaluating the proposed merger and merger agreement because (i) the merger consideration is all-cash, and (ii) if the merger is completed, Company’s Common Shares will cease to be publicly traded.

TRANSACTIONS IN THE SHARES

Purchases by the Company

The Company has not repurchased any Shares at any time within past two years.

Purchases by the Buyer Group

On September 9, 2019, the Chairman SPV transferred 18,976,733 shares of Common Stock to the Chairman.

On December 11, 2019, the Chairman SPV purchased 554,923 shares of Common Stock in multiple transactions at the price of $2.049.

On August 26, 2020, the Board (upon approval of the Special Committee) approved the grant of 3,600,000 restricted Common Shares, which vested immediately upon the grant on August 28, 2020 (the date the grant agreement entered into between the grantee and the Company), to certain executive officers, employees and consultants pursuant to the 2020 Stock Option/Stock Issuance Plan, in consideration for their past services rendered to the Company (or any subsidiary of the Company, as the case may be) at no additional cost to the grantees, among which, Mr. Han was granted 1,800,000 restricted Common Shares. Accordingly, the Rollover Shares increased to 34,865,054 Common Shares and 1,000,000 Preferred Shares beneficially owned by them (which represents approximately 69.7% of the voting powers of the Company on a fully diluted basis and approximately 50.1% of the total issued and outstanding share capital of the Company).

Prior Public Offerings

Prior to November 27, 2009, our Common Shares was quoted on the OTC Bulletin Board ("OTCBB") under the symbol "CXDC". On November 27, 2009, we terminated our listing on OTCBB and listed our Common Shares on NASDAQ Global Market under the same symbol.

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Transactions in Prior 60 Days

Other than the transactions discussed above under this caption titled “Purchases by the Buyer Group”, and elsewhere in this proxy statement, the merger agreement and agreements entered into in connection therewith including the Support Agreement, there have been no transactions in the Company’s Shares during the past 60 days by us, any of the Company’s officers or directors (including the Chairman), Parent, Merger Sub, or any other person with respect to which disclosure is provided in Annex D or any associate or majority-owned subsidiary of the foregoing (excluding any independently managed or operated portfolio companies or platforms affiliated with the foregoing).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF THE COMPANY

The following table sets forth information with respect to the beneficial ownership, within the meaning of Rule 13d-3 under the Exchange Act, of the Company’s Shares, as of the date of this proxy statement, by:

•	each of the Company’s directors and executive officers who beneficially own the Company’s Shares;
•	all directors and executive officers as a group; and
•	each person known to us to beneficially own more than 5.0% of the Company’s Shares.

Beneficial ownership includes voting or investment power with respect to the securities. Except as indicated below, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all Shares shown as beneficially owned by them. Percentage of beneficial ownership is based on 70,548,841 Common Shares and 1,000,000 Preferred Shares outstanding as of the date of this proxy statement.

Name	Title of Class	Amount and Nature of Beneficial Ownership (1)		Percent of Class
Jie Han	Series B Preferred Shares	1,000,000	(2)	100.0%
Jie Han	Common Shares	34,865,054	(2)	49.4%
Taylor Zhang	Common Shares	500,000		*
Qingwei Ma	Common Shares	500,000		*
Linyuan Zhai	Common Shares	10,879		*
XD. Engineering Plastics Company Limited	Series B Preferred Shares	1,000,000	(2)	100.0
XD. Engineering Plastics Company Limited	Common Shares	5,960,788	(2)	8.4%
MSPEA Modified Plastics Holding Limited	Common Shares	16,000,000	(3)	22.7%
Total Ownership of Common Shares by All Directors and Executive Officers as a Group		35,875,933		50.9%

*       Represents beneficial ownership of less than one percent (1%) of the outstanding Common Shares.

**    Unless otherwise indicated, the address of each beneficial owner listed in the table is c/o China XD Plastics Company Limited, 13620 38th Avenue, Suite 3A-1, Room 105, Flushing, New York 11354.

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(1)	The amount of beneficial ownership includes the number of Common Shares and/or Preferred Shares. Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and the rules promulgated by the SEC, every person who has or shares the power to vote or to dispose of shares of common stock are deemed to be the “beneficial owner” of all the shares of common stock over which any such sole or shared power exists.
(2)	Represents 35,865,054 Shares of the Company beneficially owned by Mr. Jie Han (the “Chairman”) as reported in a Schedule 13D/A filed by the Chairman and XD. Engineering Plastics Company Limited (“Chairman SPV”) on September 1, 2020, including (i) 28,904,266 Common Shares directly owned by the Chairman and (ii) 5,960,788 Common Shares and 1,000,000 Preferred Shares beneficially owned by the Chairman through his 100% ownership of Chairman SPV, representing 50.1% of the share capital of Company. The 1,000,000 Preferred Shares has a voting power equivalent to 40% of the combined voting power of the share capital of the Company. The address of Chairman SPV is c/o Palm Grove House, P.O. Box 438, Road Town, Tortola, British Virgin Islands.

The Chairman was previously granted 1,000,000 restricted Common Shares on February 24, 2020, which were subject to certain target-based vesting requirements. As of the date of this proxy statement, such restricted Common Shares cannot and will not be vested as the vesting requirements of such restricted Common Shares cannot be satisfied. Pursuant to the 2020 Stock Option/Stock Issuance Plan, the restricted Common Shares were thus cancelled.

(3)	Represents 16,000,000 Common Shares beneficially owned by MSPEA Modified Plastics Holding Limited as reported in a Schedule 13D/A filed by it on October 15, 2019. The address of MSPEA Modified Plastics Holding Limited owns is c/o Walkers Corporate Services Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9005, Cayman Islands.

FUTURE STOCKHOLDER PROPOSALS

If the merger is completed, we will not have public stockholders and there will be no public participants in any future stockholders’ meeting. However, if the merger is not completed, an annual general meeting is expected to be held in December 2020.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this proxy statement, the documents attached hereto and the documents incorporated by reference in this proxy statement are forward-looking statements based on estimates and assumptions. These include statements as to such things as our financial condition, results of operations, plans, objectives, future performance and business, as well as forward-looking statements relating to the merger. Such forward-looking statements are based on facts and conditions as they exist at the time such statements are made. Forward-looking statements are also based on current expectations, estimates and projections about our business and the merger, the accurate prediction of which may be difficult and involve the assessment of events beyond our control. The forward-looking statements are further based on assumptions made by management. Forward-looking statements can be identified by forward-looking language, including words such as “believes,” “anticipates,” “expects,” “estimates,” “intends,” “may,” “plans,” “predicts,” “projects,” “will,” “would” and similar expressions, or the negative of these words. These statements are not guarantees of the underlying expectations or future performance and involve risks and uncertainties that are difficult to predict. Readers of this proxy statement are cautioned to consider these risks and uncertainties and not to place undue reliance on any forward- looking statements.

The following factors, among others, could cause actual results or matters related to the merger to differ materially from what is expressed or forecasted in the forward-looking statements:

•	the satisfaction of the conditions to completion of the merger, including the authorization and approval of the merger agreement by our stockholders;
•	the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement;
•	the cash position of the Company and its subsidiaries at the Effective Time;

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•	equity financing may not be funded at the Effective Time because of the failure of Parent to meet the closing conditions or for other reasons, which may result in the merger not being completed promptly or at all;
•	the effect of the announcement or pendency of the merger on our business relationships, operating results and business generally;
•	the risk that the merger may not be completed in a timely manner or at all, which may adversely affect our business and the prices of our Common Shares;
•	the potential adverse effect on our business, properties and operations because of certain covenants we agreed to in the merger agreement;
•	diversion of our management’s attention from our ongoing business operations;
•	loss of our senior management;
•	the amount of the costs, fees, expenses and charges related to the merger and the actual terms of the financing that will be obtained for the merger;
•	the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted against us and others relating to the merger or any other matters; and
•	other risks detailed in our filings with the SEC, including the information set forth under the caption “Item 1A — Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019. Please see “Where You Can Find More Information” beginning on page 100 for additional information.

Furthermore, the forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, collaborations, dividends or investments made by the parties. We believe that the assumptions on which our forward-looking statements are based are reasonable. However, forward-looking statements involve inherent risks, uncertainties and assumptions. In addition, many of the factors that will determine our future results are beyond our ability to control or predict and we cannot guarantee any future results, levels of activity, performance or achievements. We cannot assure you that the actual results or developments we anticipate will be realized or, if realized, that they will have the expected effects on our business or operations. In light of the significant uncertainties inherent in the forward-looking statements, readers should not place undue reliance on forward-looking statements, which speak only as of the date on which the statements were made and it should not be assumed that the statements remain accurate as of any future date. All subsequent written and oral forward-looking statements concerning the merger or other matters addressed in this proxy statement and attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Further, forward-looking statements speak only as of the date they are made and, except as required by applicable law or regulation, we undertake no obligation to update these forward-looking statements to reflect future events or circumstances.

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WHERE YOU CAN FIND MORE INFORMATION

We are subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, applicable to foreign private issuers and we file or furnish our annual and current reports and other information with the SEC. You may read and copy these reports and other information at the SEC’s Public Reference Room at 100 F Street NE, Washington, D.C. 20549 at prescribed rates. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. The information we file or furnish is also available free of charge on the SEC’s website at http://www.sec.gov.

You also may obtain free copies of the documents the Company files with the SEC by going to our website at https://chinaxd.irpass.com/. Our website address is provided as an inactive textual reference only. The information provided on our website is not part of this proxy statement, and therefore is not incorporated by reference.

Because the merger is a going-private transaction, the Company and the Buyer Group have filed with the SEC a transaction statement on Schedule 13E-3 with respect to the merger. The Schedule 13E-3, including any amendments and exhibits filed or incorporated by reference therein, is available for inspection as set forth above. The Schedule 13E-3 will be amended to report promptly any material changes in the information set forth in the most recent Schedule 13E-3 filed with the SEC.

Statements contained in this proxy statement regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document attached as an exhibit hereto. The SEC allows us to “incorporate by reference” information into this proxy statement. This means that we can disclose important information by referring to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this proxy statement. Information that we later file with the SEC may update and supersede the information in this proxy statement where it is provided in a manner reasonably calculated to inform security holders. The Company’s Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC on June 1, 2020 and Quarterly Reports on Form 10-Q for the three months ended March 31, 2020 and June 30, 2020 filed with the SEC on June 29, 2020 and August 14, 2020, respectively, are incorporated herein by reference. The Company’s reports on Form 8-K filed with the SEC since May 8, 2020 are incorporated herein by reference. To the extent that any of the periodic reports incorporated by reference in this proxy statement contain references to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 with respect to forward-looking statements, we note that these safe harbor provisions do not apply to any forward-looking statements we make in connection with the going-private transaction described in this proxy statement.

We undertake to provide without charge to each person to whom a copy of this proxy statement has been delivered, upon request, by first-class mail or other equally prompt means, within one business day of receipt of the request, a copy of any or all of the documents incorporated by reference into this proxy statement, other than the exhibits to these documents, unless the exhibits are specifically incorporated by reference into the information that this proxy statement incorporates.

Requests for copies of our filings should be directed to Investor Relations, China XD Plastics Company Limited, at +1 (212) 747-1118 or at cxdc-ir@chinaxd.net.

If you have any questions or need assistance in voting your Common Shares, you can contact Investor Relations, China XD Plastics Company Limited, at +1 (212) 747-1118 or at cxdc-ir@chinaxd.net.

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT.

THIS PROXY STATEMENT IS DATED SEPTEMBER 30, 2020. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

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Annex A

AGREEMENT AND PLAN OF MERGER

by and among

Faith Dawn Limited

Faith Horizon Inc.

and

China XD Plastics Company Limited

Dated as of June 15, 2020

A-1

A-2

A-3

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER, dated as of June 15, 2020 (this “Agreement”), by and among China XD Plastics Company Limited, a Nevada corporation (the “Company”), Faith Dawn Limited, an exempted company with limited liability incorporated under the Laws of the Cayman Islands (“Parent”), and Faith Horizon Inc., a Nevada corporation and a wholly-owned subsidiary of Parent (“Merger Sub”). Capitalized terms used herein (including in the immediately preceding sentence) and not otherwise defined herein shall have the meanings set forth in Section 1.1 hereof.

RECITALS

WHEREAS, the parties intend that Merger Sub be merged with and into the Company, with the Company being the surviving corporation on the terms and subject to the conditions set forth herein (the “Merger”) and in accordance with Nevada Revised Statutes (the “NRS”) Chapter 92A;

WHEREAS, the board of directors of the Company (the “Board”) acting upon the unanimous recommendation of a special committee of independent and disinterested directors previously appointed (the “Special Committee”), has (i) determined that the terms of the Merger and the other transactions contemplated hereby (collectively, the “Transactions”) are fair to, and in the best interests of, the Company and the Unaffiliated Security Holders (as defined below) , (ii) authorized and approved the execution, delivery and performance by the Company of this Agreement and the consummation of the Transactions, including the Merger, upon the terms and subject to the conditions set forth herein and (iii) resolved to direct that the authorization and approval of this Agreement and the Merger be submitted to a vote at the Stockholders’ Meeting (as defined below) with the recommendation of the Board that the stockholders of the Company authorize and approve this Agreement and the consummation of the Transactions, including the Merger;

WHEREAS, the respective board of directors of Parent and Merger Sub has each unanimously (i) determined that the terms of this Agreement and the Transactions, including the Merger, are advisable and in the best interests of Parent and Merger Sub, respectively, and their respective stockholders; and (ii) authorized and approved the execution, delivery and performance by Parent and Merger Sub, as the case may be, of this Agreement and consummation of the Transactions, including the Merger, upon the terms and subject to the conditions set forth herein;

WHEREAS, as a condition and inducement to the Company’s willingness to enter into this Agreement, concurrently with the execution and delivery of this Agreement, each of Mr. Jie Han (the “Founder”) and XD. Engineering Plastics Company Limited (collectively, the “Rollover Stockholders”) and Parent has executed an equity contribution and voting agreement, dated as of the date hereof (the “Support Agreement”), (i) to vote any Shares and Preferred Stocks Beneficially Owned by each of them (the “Rollover Shares”), as applicable, in favor of the approval and adoption of this Agreement and the Transactions, including the Merger, and (ii) to contribute the Rollover Shares to Parent in exchange for newly issued shares of Parent and receive no consideration for the cancellation of the Rollover Shares in accordance with this Agreement; and

WHEREAS, as a condition to and inducement of the Company’s willingness to enter into this Agreement, concurrently with the execution and delivery of this Agreement, Parent has delivered to the Company a limited guarantee of the Founder, dated as of the date hereof in favor of the Company, with respect to certain obligations of Parent under this Agreement (the “Limited Guarantee”).

A-4

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE I
DEFINITIONS AND TERMS

Section 1.1            Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

“2019 Annual Report” has the meaning set forth in Section 4.5.

“2020 Stock Incentive Plan” means the 2020 Stock Option/Stock Issuance Plan as adopted on January 10, 2020.

“Acceptable Confidentiality Agreement” means a confidentiality and standstill agreement that is either (i) in effect as of the execution and delivery of this Agreement or (ii) executed, delivered and effective after the execution of this Agreement, in either case containing provisions that require any counterparty(ies) thereto (and any of their representatives named therein) that receive material non-public information of or with respect to the Company and its Subsidiaries to keep such information confidential; provided, in the case of clause (ii) that such agreement shall not prohibit compliance by the Company with any of the provisions of Section 6.2.

“Antitakeover Statutes” has the meaning set forth in Section 4.18.

“Affiliate” of a specified Person means a Person who, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person; provided that (a) the Rollover Stockholders and their respective Affiliates (other than the Group Companies) shall not be deemed to be Affiliates of the Company or any Company’s Subsidiaries and vice versa, and (b) the Rollover Stockholders and their respective Affiliates (taking into account the forgoing clause (a)) shall be deemed to be the Affiliates of Parent and Merger Sub.

“Agreement” has the meaning set forth in the Preamble.

“Articles of Merger” has the meaning set forth in Section 2.3.

“Available Offshore Cash” means, cash of the Company and its Subsidiaries on a consolidated basis in U.S. dollars available immediately prior to the Closing in one or more offshore bank accounts of the Company or its Subsidiaries opened at banks outside of the PRC or U.S. dollar denominated offshore bank accounts of its Subsidiaries opened at banks in the PRC, free of any Lien, excluding any issued but uncleared checks and drafts.

“Benefit Plan” means any (i) deferred compensation, bonus or other incentive compensation, stock purchase, stock option and other equity compensation plan, program, agreement or arrangement; (ii) severance or termination pay, medical, surgical, hospitalization, life insurance and other “welfare” plan, fund or program; (iii) profit-sharing, stock bonus or other “pension” plan, fund or program; (iv) employment, termination, change in control or severance agreement; or (v) other employee benefit plan, fund, program, agreement or arrangement, in each case, that is sponsored, maintained or contributed to or required to be contributed to by any of the Group Companies, or to which one of the Group Companies is party, whether written or oral, for the benefit of any employee of such Group Company.

A-5

“Beneficially Owns” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

“Board” has the meaning set forth in the Recitals.

“Book-Entry Shares” has the meaning set forth in Section 3.1(d).

“Business Combination Act” has the meaning set forth in Section 4.18.

“Business Day” means any day other than a Saturday, a Sunday or a day on which (i) banks in the City of New York, New York, the United States, City of Las Vegas, Nevada, the United States, or Beijing, China are authorized or required by Law or executive order to be closed for general business; or (ii) for purpose of determining the Closing Date only, the Nevada Secretary of State is required or authorized by Law to close.

“Bylaws” means the Second Amended and Restated Bylaws of the Company, as further amended from time to time.

“Articles of Incorporation” means the Second Amended Articles of Incorporation of the Company, as further amended from time to time.

“Certificates” has the meaning set forth in Section 3.1(d).

“Change in Company Recommendation” has the meaning set forth in Section 6.2(e).

“Change in Company Recommendation Notice” has the meaning set forth in Section 6.2(f).

“Closing” has the meaning set forth in Section 2.2.

“Closing Date” has the meaning set forth in Section 2.2.

“Code” means the Internal Revenue Code of 1986.

“Company” has the meaning set forth in the Preamble.

“Company Disclosure Schedule” means the disclosure schedules delivered by the Company to Parent prior to the execution of this Agreement.

“Company Intellectual Property” has the meaning set forth in Section 4.15(a).

“Company Leased Real Property” means each leasehold interest held by any of the Group Companies in any real property used or occupied in connection with the businesses of the Group Companies, in each case that is material to the business of the Group Companies, taken as a whole.

A-6

“Company Material Adverse Effect” means any Effect (as defined below) that, individually or in the aggregate with all other Effects, has had, or would reasonably be expected to have, a material adverse effect on: the business, financial condition, assets, liabilities or results of operations of the Group Companies taken as a whole, provided that in no event shall any of the following, either alone or in combination, constitute, or be taken into account in determining whether there has been or would be, a Company Material Adverse Effect: (i) changes in general business, economic or political conditions or changes in financial, credit or securities markets in general; (ii) changes in GAAP (as defined below) or regulatory accounting requirements (or any interpretation or enforcement thereof) after the date hereof; (iii) changes in applicable Laws (or any interpretation or enforcement thereof) that are applicable to the Company or any of the other Group Companies; (iv) any impact or effect resulting from the public announcement or the disclosure of or performance of this Agreement by the Company (including the disclosure of the identity of the parties hereto), the pendency or consummation of the Transactions, including the initiation of stockholder litigation or other legal proceeding related to this Agreement or the Transactions, or any losses of customers or employees, or any disruption in or loss of suppliers, distributors, providers or similar parties with whom the Company or any of the other Group Companies has any relationship (in each case, resulting from the consummation of the Transactions, or the public announcement or the disclosure of this Agreement or the identity of the parties hereto); (v) acts of God, natural disasters, epidemics, pandemic, declared or undeclared acts of war, acts of sabotage or terrorism, or outbreak or escalation of hostilities; (vi) changes in the market price or trading volume of the Shares (it being understood that the facts or occurrences giving rise to or contributing to such changes in this clause (vi) may be taken into account in determining whether a Company Material Adverse Effect has occurred); (vii) actions or omissions of any of the Group Companies taken that are required by this Agreement or with the written consent or at the written request of Parent or Merger Sub, the Rollover Stockholders or any of their Affiliates or Representatives; (viii) any change or prospective change in the Company’s credit ratings, (ix) changes, effects or circumstances affecting the industries or markets in which the Company or any of the Group Companies operates; (x) the failure by the Company to meet any internal or industry estimates, expectations, forecasts, guidance, milestones, projections or budgets or internal or published projections of revenue, earnings, cash flow or cash position for any period , or (xi) any breach of the Transaction Agreements by Parent, Merger Sub or any other party thereunder (other than the Company).

“Company Material Contracts” has the meaning set forth in Section 4.14(a).

“Company Option” means each option to purchase Shares under the 2020 Stock Incentive Plan.

“Company Permits” has the meaning set forth in Section 4.12(b).

“Company Personnel” has the meaning set forth in Section 4.21(b).

“Company Recommendation” has the meaning set forth in Section 4.4(b).

“Company Related Parties” means the Company and its Subsidiaries and any of their respective former, current and future employees, partners, shareholders, agents, managers, members or Affiliates (excluding any member of the Parent Group).

“Company Restricted Share” means each Share granted under the 2020 Stock Incentive Plan that is subject to certain vesting schedule and/or other restrictions pursuant to the 2020 Stock Incentive Plan and the respective Company Restricted Share award agreements.

“Company SEC Reports” has the meaning set forth in Section 4.7(a).

“Company Share Awards” means the Company Options, the Company Restricted Shares and any other awards granted under the 2020 Stock Incentive Plan.

A-7

“Company Stockholder Approval” has the meaning set forth in Section 4.19.

“Company Termination Fee” has the meaning set forth in Section 9.3(a).

“Competing Proposal” means any bona fide written offer, proposal, inquiry, or indication of interest (other than an offer, proposal, inquiry, or indication of interest by Parent) contemplating or otherwise relating to any Competing Transaction.

“Competing Transaction” means, other than the Transactions, any transaction or series of transactions for or relating to (i) any merger, reorganization, consolidation, share exchange, business combination, scheme of arrangement, amalgamation, recapitalization, extra-ordinary dividend, share repurchase, liquidation, dissolution or other similar transaction involving the Company or any of its Subsidiaries whose assets, individually or in the aggregate, constitute twenty percent (20%) or more of the consolidated assets of the Company or to which twenty percent (20%) or more of the total revenue, operating income or EBITDA of the Company are attributable; (ii) any sale, lease, exchange, transfer or other disposition of assets or businesses of the Group Companies that constitute or represent twenty percent (20%) or more of the total revenue, operating income, EBITDA or assets of the Group Companies, taken as a whole; (iii) any sale, exchange, transfer or other disposition of twenty percent (20%) or more of any class of equity securities of the Company; or (iv) any general offer, tender offer or exchange offer that, if consummated, would result in any person beneficially owning twenty percent (20%) or more of any class of equity securities of the Company; or any combination of the foregoing. For purposes of this definition, revenue, operating income and EBITDA of the Company shall be determined on a consolidated basis for the prior twelve (12)-month period preceding the date of determination and shall be determined in accordance with GAAP (or, in the case of EBITDA, in a manner consistent with the Company’s past accounting practices and, with respect to the components of EBITDA that are customarily GAAP items, in any case in accordance with GAAP).

“Contract” means any legally binding written, oral or other agreement, contract, subcontract, lease, understanding, arrangement, instrument, note, option, warranty, license, sublicense, insurance policy, benefit plan or legally binding commitment or undertaking of any nature.

“Control Share Act” has the meaning set forth in Section 4.18.

“D&O Insurance” has the meaning set forth in Section 7.5(d).

“Debt Financing” has the meaning set forth in Section 7.6(a).

“Debt Financing Agreement” has the meaning set forth in Section 7.6(a).

“Deposited Available Offshore Cash” means the amount of Available Offshore Cash deposited in the Exchange Fund immediately prior to the Effective Time.

“Dispute” has the meaning set forth in Section 10.10.

“Effect” means any effect, event, fact, development, circumstance, condition or change.

“Effective Time” has the meaning set forth in Section 2.3.

“Enforceability Exceptions” means any exceptions to the enforceability of any agreement under applicable bankruptcy, insolvency, reorganization or other similar Laws affecting the enforcement of creditors’ rights generally or under principles of equity regarding the availability of remedies.

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“Entity” means any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, joint venture syndicate, estate, trust, company (including any company limited by shares, limited liability company or joint stock company), firm, society or other enterprise, association, organization or entity.

“Environmental Law” means any applicable Law binding on the Group Companies or its operations or property as of or prior to the date hereof relating in any way to the environment, natural resources or Hazardous Materials.

“Equity Commitment Letter” means the equity commitment letter, dated June 15, 2020, to Parent from the Founder, pursuant to which the Founder has committed, subject to the terms and conditions set forth therein, to purchase or cause the purchase of equity securities of Parent, for the cash amount set forth therein.

“Equity Financing” means the financing contemplated by the Equity Commitment Letter.

“Equity Interests” means, with respect to any Entity, any and all shares of capital stock, membership interests, units, profits interests, ownership interests, equity interests, registered capital, and other equity securities of such Entity, and any right, warrant, option, call, commitment, conversion privilege, preemptive right or other right to acquire any of the foregoing, or security convertible into, exchangeable or exercisable for any of the foregoing.

“Evaluation Date” has the meaning set forth in Section 4.7(d).

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Exchange Fund” has the meaning set forth in Section 3.2(a).

“Excluded Shares” means, collectively, (a) Shares and Preferred Stocks held by any of Parent, Merger Sub, the Rollover Stockholders and any of their respective Affiliates (including the Rollover Shares); (b) Shares held by the Company or any wholly owned Subsidiary of the Company (or held in the Company’s treasury), and (c) Shares reserved (but not yet allocated) for issuance, settlement and allocation upon exercise or vesting of the Company Share Awards.

“Financial Advisor” has the meaning set forth in Section 4.4(c).

“Financing” has the meaning set forth in Section 7.6(a).

“Financing Documents” has the meaning set forth in Section 7.6(a).

“Founder” has the meaning set forth in the Recitals.

“GAAP” has the meaning set forth in Section 4.7(b).

“Governmental Entity” means any: (a) nation, state, commonwealth, province, territory, county, municipality, tribal territory, district or other jurisdiction of any nature; (b) U.S. federal, state, local or municipal, non-U.S. or other government; or (c) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal).

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“Group Companies” means the Company and each of the Company’s Subsidiaries, including any Subsidiary formed or acquired after the date hereof.

“Hazardous Materials” means any material, substance or waste that is regulated, classified, or otherwise characterized under or pursuant to any applicable Environmental Law as “hazardous,” “toxic,” a “pollutant,” “contaminant,” “radioactive,” or words of similar meaning or effect.

“Indemnified Party” has the meaning set forth in Section 7.5(a).

“Insolvent” means, with respect to any Person (i) the present fair saleable value of such Person’s assets is less than the amount required to pay such Person’s total liabilities, including contingent liabilities, (ii) the present fair saleable value of such Person’s assets is less than the amount required to pay the probable liability (subordinated, contingent or otherwise) of such Person on its debts, as such debts and liabilities become absolute and matured, (iii) such Person intends to incur or believes that it will incur debts or liabilities that would be beyond its ability to pay such debts and liabilities as they mature, or (iv) such Person has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

“Intellectual Property” has the meaning set forth in Section 4.15(a).

“Intervening Event” has the meaning set forth in Section 6.2(g).

“Knowledge” means, with respect to the Company, the actual knowledge, after due inquiry, of the individuals listed in Section 1.1 of the Company Disclosure Schedule; with respect to Parent or other party, “Knowledge” means such facts and other information that as of the date of determination are actually known by any director or officer of such Person, in each case, after due inquiry.

“Law” means any federal, state, provincial, local, municipal or foreign law, statute, ordinance, regulation, judgment, constitution, code, Order, arbitration award, franchise, license, requirement or permit issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity.

“Legal Proceeding” means any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, audit, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving, any court or other Governmental Entity or any arbitrator or arbitration panel.

“Lien” means any lien, mortgage, charge, deed of trust, pledge, transfer restriction, encumbrance, easement, encroachment, imperfection of title, security interest or claim or restriction and, with respect to securities, in addition to the foregoing, rights of first offer or refusal, limitation on voting rights or similar restrictions, but excluding restrictions on transfer pursuant to federal and state securities Laws.

“Limited Guarantee” has the meaning set forth in the Recitals.

“Merger” has the meaning set forth in the Recitals.

“Merger Consideration” has the meaning set forth in Section 3.1(a).

“Merger Sub” has the meaning set forth in the Preamble.

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“NASDAQ” means the NASDAQ Stock Market, LLC.

“Nevada Secretary of State” has the meaning set forth in Section 2.3.

“Nevada Takeover Statutes” has the meaning set forth in Section 4.18.

“Notice Period” has the meaning set forth in Section 6.2(f).

“NRS” has the meaning set forth in the Recitals.

“Order” means any order, writ, ruling, injunction, judgment, stipulation, determination, award or decree entered by or with any Governmental Entity.

“Parent” has the meaning set forth in the Preamble.

“Parent Group” means collectively, (i) Parent, Merger Sub or the Rollover Stockholders, (ii) the former, current and future holders of any equity, partnership or limited liability company interest, controlling persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, general or limited partners, stockholders, assignees of Parent, Merger Sub or any Rollover Stockholder, (iii) any lender or prospective lender, lead arranger, arranger, agent or representative of or to Parent, Merger Sub or any Rollover Stockholder and (iv) any holders or future holders of any equity, stock, partnership or limited liability company interest, controlling persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, general or limited partners, stockholders, assignees of any of the foregoing, in each case, excluding the Company and its Subsidiaries.

“Parent Material Adverse Effect” means any Effect that prevents or materially impedes, interferes with, hinders or delays or would reasonably be expected to prevent or materially impede, interfere with, hinder or delay (i) the consummation by Parent and Merger Sub of the Merger or any of the other Transactions or (ii) the compliance by each of Parent and Merger Sub of each of their respective obligations under this Agreement in any material respect.

“Parent Proposal” has the meaning set forth in Section 6.2(f).

“Parent Termination Fee” has the meaning set forth in Section 9.3(b).

“Paying Agent” has the meaning set forth in Section 3.2(a).

“Permitted Liens” means, collectively: (a) Lien for Taxes or governmental assessments, charges or claims of payment not yet due and delinquent, the amount or validity of which are being contested in good faith by appropriate proceedings and for which adequate accruals or reserves have been established in accordance with GAAP; (b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other similar liens arising in the ordinary course of business not yet due and delinquent, the amount or validity of which are being contested in good faith by appropriate proceedings and for which adequate accruals or reserves have been established in accordance with GAAP; (c) zoning, entitlement, conservation restriction and other land use and environmental regulations imposed by Governmental Entities; (d) exceptions disclosed by any title insurance commitment or title insurance policy for any real property owned or leased by the Group Companies issued by a title company and delivered or otherwise made available to Parent; (e) statutory Liens in favor of lessors arising in connection with any property leased to the Group Companies, (f) Liens, for indebtedness as of the date hereof described in the Company SEC Reports; (g) Liens for securing any equipment financing incurred in the ordinary course of business; and (h) any Liens, encroachments, covenants, restrictions, state of facts which an accurate survey or inspection of the real property owned or leased by the Group Companies would disclose and other title imperfections, which, in each case, would not materially interfere with the present or proposed use of the properties or assets of the business of the Company and its Subsidiaries, taken as a whole.

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“Person” means an individual, corporation, partnership, limited partnership, limited liability company, person (including, without limitation, a “person” as defined in Section 13(d)(3) of the Exchange Act), trust, association or entity or government, political subdivision, agency or instrumentality of a government.

“Policies” has the meaning set forth in Section 4.20.

“PRC” means the People’s Republic of China, provided that solely for the purpose of this Agreement, excluding the Hong Kong Special Administrative Region, the Macau Special Administrative Region and the islands of Taiwan.

“Pre-Closing Period” has the meaning set forth in Section 6.1.

“Preferred Stock” means the shares of preferred stock, par value $0.0001 per share, of the Company.

“Proceeding” has the meaning set forth in Section 7.5(a).

“Proxy Statement” has the meaning set forth in Section 4.8.

“Release” means any emission, spill, seepage, leak, escape, leaching, discharge, injection, pumping, pouring, emptying, dumping, disposal, migration, or release of Hazardous Materials from any source into or upon the environment.

“Representatives” means, with respect to any Person, such Person’s directors, officers, other employees, agents, attorneys, accountants, financial and legal advisors and other representatives.

“Rollover Shares” has the meaning set forth in the Recitals.

“Rollover Stockholders” has the meaning set forth in the Recitals.

“Sarbanes Oxley Act” has the meaning set forth in Section 4.7(d).

“Schedule 13E-3” has the meaning set forth in Section 4.8.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933.

“Series B Preferred Stock” means the 1,000,000 shares of Series B preferred stock issued by the Company to XD. Engineering Plastics Company Limited in December 2008.

“Shares” means share of common stock, par value $0.0001 per share, of the Company.

“Stockholders’ Meeting” has the meaning set forth in Section 7.2.

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“Special Committee” has the meaning set forth in the Recitals.

“Subsidiary” means, as to any Person, any Person (a) of which such first Person directly or indirectly owns securities or other equity interests representing more than fifty percent (50%) of the aggregate voting power, (b) of which such first Person possesses directly or indirectly the right to elect a majority of the board of directors or Persons holding similar positions, (c) of which such first Person or any other subsidiary of such first Person is a general partner, managing member or similar position, or (d) that would otherwise be deemed a “subsidiary” under Rule 1.02(w) of Regulation S-X promulgated pursuant to the Exchange Act; provided, that, for purposes of this Agreement, none of the Group Companies shall be deemed to be a Subsidiary of the Rollover Stockholders, or any of their respective Affiliates prior to the Effective Time.

“Superior Proposal” means an unsolicited bona fide written offer or proposal with respect to a Competing Transaction (provided, that for purposes of the definition of “Superior Proposal,” the references to “20%” in the definition of “Competing Transaction” shall be deemed to be replaced by “50%”) that does not arise from a material breach of Section 6.2 and is made by a Third Party, which the Board determines, in good faith judgment upon the recommendation of the Special Committee after (i) consultation with its financial advisor and outside legal counsel, (ii) taking into account all terms and conditions of such proposal, including the likelihood and timing of consummation thereof, and (iii) taking into account any changes to this Agreement proposed by Parent in connection with the exercise of its rights in response to such Superior Proposal pursuant to Section 6.2(f), to be more favorable to the Unaffiliated Security Holders than the Merger, provided, however, that any such offer shall not be deemed to be a “Superior Proposal” if (i) any financing required to consummate the transaction contemplated by such offer is not then fully committed to such Third Party, (ii) the consummation of the transaction contemplated by such offer or proposal is conditional upon the obtaining and/or funding of such financing, (iii) the transaction contemplated by such offer or proposal is not reasonably capable of being completed on the terms proposed without unreasonable delay, or (iv) the offer or proposal includes termination rights of the party making the offer or the proposal on terms less favorable to the Company than the terms set forth in this Agreement.

“Support Agreement” has the meaning set forth in the Recitals.

“Surviving Corporation” has the meaning set forth in Section 2.1.

“Tax” or “Taxes” means any federal, state, local or foreign income, gross receipts, excise, real or personal property, sales, value added, franchise, withholding, social security, occupation, use, margin, environmental, escheat, unclaimed property, workers’ compensation, service, service use, value added, license, net worth, payroll, franchise, alternative, transfer or recording tax or other tax of any kind whatsoever, including any interest, penalties or additions thereto, whether disputed or not.

“Tax Return” means any report, return, estimate, schedule, notice, notification, form, election, certificate or other document or information, and any amendment or supplement to any of the foregoing, filed with or submitted to, or required to be filed with or submitted to any taxing authority or jurisdiction (foreign or domestic) with respect to Taxes.

“Termination Date” has the meaning set forth in Section 9.1(b)(iii).

“Third Party” means any Person, including as defined in Section 13(d) of the Exchange Act, other than Parent or any of its Affiliates.

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“Transaction Agreements” means this Agreement, the Limited Guarantee, the Financing Documents and the Support Agreement.

“Transactions” has the meaning set forth in the Recitals.

“Unaffiliated Security Holders” shall mean any holder of Shares, other than the Rollover Stockholders, Parent, Merger Sub and their respective Affiliates.

Section 1.2  Other Definitional Provisions; Interpretation.

(a)     The words “hereof,” “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and references to articles, sections, paragraphs, exhibits and schedules are to the articles, sections and paragraphs of, and exhibits and schedules to, this Agreement, unless otherwise specified.

(b)     Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the phrase “without limitation.”

(c)     Words describing the singular number shall be deemed to include the plural and vice versa, words denoting any gender shall be deemed to include all genders and words denoting natural persons shall be deemed to include business entities and vice versa.

(d)     When used in reference to information or documents, the phrase “made available” means that the information or documents referred to have been made available if requested by the party to which such information or documents are to be made available.

(e)     The term “or” is not exclusive and the word “will” shall be construed to have the same meaning and effect as the word “shall.”

(f)      Any reference to “$” shall be to U.S. dollars.

(g)     References to any statute are to that statute, as amended from time to time, and to the rules and regulations promulgated thereunder, in effect as of the date of this Agreement.

ARTICLE II
THE MERGER

Section 2.1            The Merger. Subject to the terms and conditions of this Agreement and in accordance with the NRS, at the Effective Time, the Company and Merger Sub shall consummate the Merger pursuant to which (a) Merger Sub shall merge with and into the Company and the separate corporate existence of Merger Sub shall thereupon cease, (b) the Company shall be the surviving corporation (the “Surviving Corporation”) in the Merger and shall continue to be governed by the Laws of the State of Nevada and (c) the separate corporate existence of the Company with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the Merger. The Merger shall have the effects set forth in this Agreement and the NRS, including NRS 92A.250.

Section 2.2            Closing; Closing Date. Unless this Agreement shall have been terminated pursuant to ARTICLE IX or otherwise mutually agreed in writing between the Company and Parent, the closing of the Merger (the “Closing”) will take place at 10:00 a.m. (Beijing time) at the offices of O’Melveny & Myers LLP, Yin Tai Centre, Office Tower, 37th Floor, No. 2 Jianguomenwai Ave. Chao Yang District, Beijing 100022 (or such other time and place as agreed by the Company and Parent), on a date (the “Closing Date”) to be agreed by the Special Committee (on behalf of the Company) and Parent, which shall be as soon as reasonably practicable, but in no event later than ten (10) Business Days, following the day on which the last to be satisfied or, if permissible, waived of the conditions set forth in ARTICLE VIII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or, if permissible, waiver of those conditions) shall be satisfied or, if permissible, waived in accordance with this Agreement.

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Section 2.3            Effective Time. Subject to the terms and conditions of this Agreement, at the Closing, the Company and Merger Sub shall cause an articles of merger (the “Articles of Merger”) to be executed, acknowledged and filed with the Secretary of State of the State of Nevada (the “Nevada Secretary of State”) in accordance with NRS 92A.200 and shall make all other filings or recordings required under the NRS. The Merger will become effective at such time as the Articles of Merger has been duly filed with the Nevada Secretary of State or at such later date or time as may be agreed by the Company and Parent in writing and specified in the Articles of Merger in accordance with the NRS (the effective time of the Merger being hereinafter referred to as the “Effective Time”).

Section 2.4            Articles of Incorporation and Bylaws of the Surviving Corporation.

(a)          At the Effective Time, the Articles of Incorporation of the Company, by virtue of the Merger and without any further action by the Surviving Corporation, shall be amended and restated in its entirety to read identically to the articles of incorporation of Merger Sub, as in effect immediately prior to the Effective Time, until thereafter amended in accordance with the NRS and as provided in such articles of incorporation, provided, however, that at the Effective Time, (i) the articles of incorporation of the Surviving Corporation shall be amended so that the name of the Surviving Corporation shall be “China XD Plastics Company Limited”; and (ii) the indemnification, advancement of expenses and exculpation provisions shall comply with Section 7.5.

(b)         At the Effective Time, the Bylaws of the Company, as in effect immediately prior to the Effective Time, shall be amended and restated in their entirety to read identically to the bylaws of Merger Sub, as in effect immediately prior to the Effective Time and as so amended shall become the bylaws of the Surviving Corporation until thereafter amended in accordance with the NRS and the articles of incorporation and bylaws of the Surviving Corporation (subject to the indemnification, advancement of expenses and exculpation provisions set forth in Section 7.5).

Section 2.5            Directors and Officers of the Surviving Corporation. The parties hereto shall take all actions necessary at the Effective Time so that (a) the directors of Merger Sub immediately prior to the Effective Time shall become the directors of the Surviving Corporation at the Effective Time and (b) the officers of the Company immediately prior to the Effective Time shall become the officers of the Surviving Corporation at the Effective Time, in each case, unless otherwise determined by Parent in a written notice delivered to the Company in accordance with Section 10.3 prior to the Effective Time, and until their respective successors are duly elected or appointed and qualified or until the earlier of their death, resignation or removal in accordance with the articles of incorporation and bylaws of the Surviving Corporation and applicable Law.

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ARTICLE III
CONVERSION OF SHARES

Section 3.1            Effects of the Merger.

(a)     Merger Consideration. At the Effective Time, each Share issued and outstanding immediately prior to the Effective Time (other than the Excluded Shares) shall, by virtue of the Merger and without any action on the part of the holder thereof or the Company or Parent, be converted automatically into the right to receive $1.2 per share in cash (the “Merger Consideration”), without any interest thereon, payable in the manner set forth in Section 3.2(b).

(b)     Excluded Shares. All Excluded Shares shall, at the Effective Time, be automatically cancelled and cease to exist, without payment of any Merger Consideration or distribution therefor.

(c)     Share Capital of Merger Sub. Each share of common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall, at the Effective Time, by virtue of the Merger and without any action on the part of Parent, be converted into one fully paid and nonassessable share of the common stock, par value $0.0001 per share, of the Surviving Corporation, so that after the Effective Time, Parent shall be the holder of all of the issued and outstanding common stock of the Surviving Corporation.

(d)     Conversion of Company Securities. At the Effective Time, each Share converted into the right to receive the Merger Consideration without any interest thereon pursuant to Section 3.1(a) shall no longer be outstanding and shall automatically be cancelled and automatically cease to exist and the holders immediately prior to the Effective Time of outstanding Shares not represented by certificates (“Book-Entry Shares”) and the holders of certificates that, immediately prior to the Effective Time, represent outstanding Shares (the “Certificates”) shall cease to have any rights with respect to such Shares other than the right to receive, upon surrender of such Book-Entry Shares or Certificates in accordance with Section 3.2, the Merger Consideration, without any interest thereon, for each such Share held by them.

(e)     Adjustments to Merger Consideration. If at any time between the date of this Agreement and the Effective Time any change in the number of outstanding Shares shall occur as a result of a reclassification, reorganization, recapitalization, stock split (including a reverse stock split), or combination, exchange or readjustment of shares, or any stock dividend or stock distribution with a record date during such period, the amount of the Merger Consideration as provided in Section 3.1(a) shall be equitably adjusted to reflect such change.

Section 3.2            Exchange of Certificates Representing Shares; Payments.

(a)     Paying Agent. As soon as reasonably practicable after the execution of this Agreement and prior to the Effective Time, Parent shall designate a U.S. based bank or trust company to act as paying agent hereunder (the “Paying Agent”), the identity and the terms of appointment of which shall be reasonably acceptable to the Company, for the purpose of exchanging Certificates and Book-Entry Shares for the Merger Consideration. Immediately prior to the Effective Time, Parent shall deposit or cause to be deposited, with the Paying Agent, for the benefit of the holders of Shares at the Effective Time, a cash amount in immediately available funds, which together with the Deposited Available Offshore Cash, sufficient for the Paying Agent to make timely payment of the aggregate Merger Consideration to be paid pursuant to Section 3.1 and this Section 3.2 in exchange for all outstanding Shares immediately prior to the Effective Time (other than the Excluded Shares) (such cash amounts being hereinafter referred to as the “Exchange Fund”). Parent (and on and after the Effective Time, the Surviving Corporation) shall pay all charges and expenses, including those of the Paying Agent, in connection with the exchange of the Shares for the Merger Consideration.

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(b)     Exchange Procedures. Promptly after the Effective Time (and in any event not later than five (5) Business Day following the Closing Date), the Surviving Corporation shall cause the Paying Agent to mail to each holder of record of Certificates or Book-Entry Shares whose Shares were converted into the right to receive Merger Consideration pursuant to Section 3.1: (i) a letter of transmittal, which shall be in customary form reasonably acceptable to Parent and the Company (at the direction of the Special Committee) and contain such other provisions as Parent and the Company (at the direction of the Special Committee) may reasonably agree, and which shall specify that delivery of such Certificates or Book-Entry Shares shall be deemed to have occurred, and risk of loss and title to the Certificates or Book-Entry Shares, as applicable, shall pass, only upon proper delivery of the Certificates (or affidavits of loss in lieu thereof) or Book-Entry Shares to the Paying Agent, upon adherence to the customary procedures set forth in the letter of transmittal; and (ii) instructions for use in effecting the surrender of the Certificates or Book-Entry Shares in exchange for payment of the Merger Consideration to which the holder thereof is entitled. Upon surrender of a Certificate (or affidavit of loss in lieu thereof) for cancellation to the Paying Agent together with such letter of transmittal, duly executed in accordance with the instructions thereto, the holder of such Certificate shall be entitled to receive in exchange therefor cash, in the amount (after giving effect to any required withholding of Taxes) equal to (1) the number of Shares formerly represented by such Certificate multiplied by (2) the Merger Consideration, and the Certificate so surrendered shall forthwith be cancelled. As promptly as practicable after the Effective Time (and in any event within five (5) Business Days), the Surviving Corporation shall cause the Paying Agent to issue and deliver to each holder of Book-Entry Shares a check or wire transfer for the amount of cash that such holder is entitled to receive pursuant to Section 3.1(a) in respect of such Book-Entry Shares, without such holder being required to deliver a stock certificate to the Paying Agent; provided, that an “agent’s message” has been previously delivered to the Paying Agent regarding such Book-Entry Shares, and such Book-Entry Shares shall then cease to represent any right to receive the Merger Consideration hereunder. No interest shall be paid or accrued on the Merger Consideration payable to holders of Book-Entry Shares or Certificates. If any Merger Consideration is to be paid to a Person other than a Person in whose name the Book-Entry Share or Certificate surrendered in exchange therefor is registered, it shall be a condition of such exchange that the Person requesting such exchange shall pay to the Paying Agent any transfer or other Taxes required by reason of payment of the Merger Consideration to a Person other than the registered holder of the Book-Entry Share or Certificate surrendered, or shall establish to the reasonable satisfaction of the Paying Agent that such Tax has been paid or is not applicable.

(c)     Investment of the Exchange Fund. The Exchange Fund, pending its disbursements to the holders of the Shares, shall be invested by the Paying Agent as directed by Parent; provided that (i) any investment of such cash shall in all events be limited to direct short-term obligations of, or short-term obligations fully guaranteed as to principal and interest by, the U.S. government, in commercial paper rated A-1 or P-1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively, or in deposit accounts, certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $10 billion (based on the most recent financial statements of such bank that are then publicly available); and (ii) no investment of the Exchange Fund or loss thereon shall relieve any of Parent, the Surviving Corporation or the Paying Agent from making the payments required by this ARTICLE III. To the extent that there are any losses with respect to any such investments, or the Exchange Fund diminishes for any reason below the level required for the Paying Agent to make prompt cash payment under Section 3.1(a), Parent shall, or shall cause the Surviving Corporation to, promptly replace or restore the cash in the Exchange Fund so as to ensure that the Exchange Fund is at all times maintained at a level sufficient for the Paying Agent to make such payments under Section 3.1(a).

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 (d)     No Transfers. At the Effective Time, the share transfer books of the Company shall be closed and thereafter there shall be no further registration of transfers of the Shares that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates or Book-Entry Shares are presented to the Surviving Corporation or the Paying Agent for any reason, they shall be cancelled and exchanged for the Merger Consideration with respect to the Shares formerly represented thereby pursuant to this ARTICLE III, except as otherwise provided by this Agreement or by Law.

(e)     Termination of Exchange Fund. Any portion of the Exchange Fund (including all interest and the other proceeds of any investments thereof) that remains undistributed to the former holders of Shares for one (1) year after the Effective Time shall be delivered by the Paying Agent to the Surviving Corporation upon the Surviving Corporation’s demand, and any former holders of Shares who have not surrendered their Certificates (or affidavits of loss in lieu thereof) or Book-Entry Shares in accordance with this Section 3.2 shall thereafter look only to the Surviving Corporation for payment of their claim for the Merger Consideration, without any interest thereon, upon due surrender of their Certificates (or affidavits of loss in lieu thereof) or Book-Entry Shares, in each case subject to applicable abandoned property, escheat or similar Law.

(f)      No Liability. Notwithstanding the foregoing, none of the Paying Agent, Parent, Merger Sub, the Rollover Stockholders, the Surviving Corporation, or the Company, or any stockholder, partner, member, Representative or Affiliate thereof, shall be liable to any Person in respect of cash from the Exchange Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law. Any portion of the Exchange Fund remaining unclaimed by former holders of Shares as of a date that is immediately prior to such time as such amounts would otherwise escheat to or become property of any Governmental Entity shall, to the fullest extent permitted by applicable Law, become the property of the Surviving Corporation free and clear of any claims or interest of any Person previously entitled thereto.

(g)     Lost, Stolen or Destroyed Certificate. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact (such affidavit shall be in a form reasonably satisfactory to the Surviving Corporation and the Paying Agent) by the Person claiming such Certificate to be lost, stolen or destroyed, and, if required by the Paying Agent or the Surviving Corporation, the posting by such Person of a bond in such reasonable amount as the Surviving Corporation may direct, and upon such terms as may be reasonably required by the Surviving Corporation or the Paying Agent, as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent or the Surviving Corporation, as the case may be, will issue in exchange for such lost, stolen or destroyed Certificate a check in the amount of the number of Shares formerly represented by such lost, stolen or destroyed Certificate multiplied by the Merger Consideration (less any applicable withholding Taxes), without any interest thereon.

Section 3.3            Withholding Rights. Each of Parent, Merger Sub, the Surviving Corporation, the Paying Agent and any other Person that has a payment obligation pursuant to this Agreement shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of Shares such amounts as are required to be deducted or withheld therefrom under the Code or any provision of any other applicable Law relating to Taxes. To the extent that amounts are so deducted or withheld by Parent, Merger Sub, the Surviving Corporation, the Paying Agent or any other Person that has a payment obligation pursuant to this Agreement, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person to whom such amounts would otherwise have been paid.

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Section 3.4            No Dissenters’ Rights.

(a)     Any Share converted into the right to receive the Merger Consideration without any interest thereon pursuant to Section 3.1(a) shall not be entitled to any dissenter’s right in connection with the Merger pursuant to NRS 92A.390.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except (a) as disclosed in the correspondingly numbered section of the Company Disclosure Schedule (it being understood that any matter disclosed in any section of ARTICLE IV of the Company Disclosure Schedule will be deemed to be disclosed in any other section of ARTICLE IV of the Company Disclosure Schedule to the extent that it is reasonably apparent from the face of such disclosure that such disclosure is applicable to such other section, without independent inquiry), (b) as and to the extent set forth in the Company SEC Reports filed prior to the date of this Agreement (without giving effect to any amendment to any such Company SEC Report filed on or after the date hereof and excluding any risk factor disclosures contained under the heading “Risk Factors,” any disclosure of risks included in any “forward-looking statements” disclaimer or any other statements that are similarly cautionary, predictive or forward-looking in nature), (c) for any matters with respect to which the Founder has actual knowledge, after due inquiry, or (d) as may be disclosed in this Agreement, the Company represents and warrants to Parent and Merger Sub as follows:

Section 4.1            Organization. Each of the Group Companies is a corporation or other legal entity duly organized, validly existing and in good standing (to the extent the relevant jurisdiction recognizes such concept of good standing) under the Laws of the jurisdiction of its incorporation or organization and has the requisite corporate or similar power and authority to own, lease, operate and use its properties and to carry on its business as it is now being conducted, except where the failure to have such power or authority would not reasonably be expected to have, a Company Material Adverse Effect. Each of the Group Companies is duly qualified or licensed to do business and is in good standing (to the extent the relevant jurisdiction recognizes such concept of good standing) in each jurisdiction where the character of the properties and assets owned, leased, operated or used by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so qualified or licensed and in good standing would not, individually or in the aggregate, have a Company Material Adverse Effect.

Section 4.2            Articles of Incorporation. None of the Group Companies is in violation of any of the provisions of its articles of incorporation, bylaws or equivalent organizational documents in any material respect.

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Section 4.3            Capitalization. Except as set forth in the Company Disclosure Schedule, the authorized capital stock of the Company consists of: (i) 500,000,000 Shares, and (ii) 50,000,000 shares of Preferred Stock. As of the date of this Agreement, (a) 66,948,841 Shares are issued and outstanding, all of which have been duly authorized and validly issued, and are fully paid and nonassessable, (b) 1,000,000 shares of the Preferred Stock (designated as Series B Preferred Stock) are issued and outstanding, all of which have been duly authorized and validly issued, and are fully paid and nonassessable, (c) 21,000 Shares are issued and held in the treasury of the Company, and (d) 13,000,000 Shares are reserved (but not yet allocated) for issuance, settlement and allocation upon exercise or vesting of outstanding Company Share Awards pursuant to the 2020 Stock Incentive Plan. Except for this Agreement and the Transaction, there are no issued, reserved for issuance or outstanding (i) shares of capital stock or other voting securities of or ownership interests in the Company, (ii) securities of the Company or any of its Subsidiaries convertible into or exchangeable for shares of capital stock or other voting securities of or ownership interests in the Company, (iii) options, warrants, or preemptive, conversion, redemption, share appreciation, repurchase or other rights (whether or not currently exercisable), agreements, arrangements or commitments of any character relating to the issued or unissued share capital of the Company or obligating the Company to issue or sell any shares of capital stock, voting securities or other equity interests of the Company or securities convertible into or exchangeable for capital stock or voting securities or other equity securities of the Company (other than the issuance, sale, transfer or other disposition of securities between or among the Company and its direct or indirect wholly-owned Subsidiaries) or (iv) restricted shares, stock appreciation rights, performance units, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock of or voting securities of the Company. The Company does not have any outstanding bonds, debentures, notes or other obligations the holders of which have the right to vote (or are convertible into or exercisable for securities having the right to vote) with the stockholders on any matter. None of the Group Companies is a party to any Contract with respect to the voting of any Shares.

Section 4.4            Authorization; Validity of Agreement; Opinion of Financial Advisor.

(a)          The Company has the requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder, and, subject to obtaining the Company Stockholder Approval, to consummate the Transactions. The execution, delivery and performance by the Company of this Agreement, and the consummation by the Company of the Transactions, have been duly and validly authorized by the Board, and assuming the accuracy of the representations in Section 5.9, except for obtaining the Company Stockholder Approval and the filing with the Nevada Secretary of State of the Articles of Merger and the appropriate merger documents as required by the NRS, no other corporate action on the part of the Company is necessary to authorize the execution and delivery by the Company of this Agreement and the consummation by it of the Transactions. This Agreement has been duly and validly executed and delivered by the Company and, subject to the Company Stockholder Approval (assuming due and valid authorization, execution and delivery hereof by Parent and Merger Sub), and assuming the accuracy of the representations in Section 5.9, constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by the Enforceability Exceptions.

(b)         The Special Committee is composed of three (3) members of the Board, each of whom is not affiliated with Parent or Merger Sub and is not a member of the Company’s management and qualifies as an “independent director” (as such term is defined in Rule 10A-3 under the Exchange Act). The Board, at a meeting duly called and held, and acting upon the recommendation of the Special Committee, has (i) determined that the terms of the Transactions are fair to, and in the best interests of, the Company and the Unaffiliated Security Holders, (ii) authorized and approved the execution, delivery and performance by the Company of this Agreement and the consummation of the Transactions, including the Merger, upon the terms and subject to the conditions set forth herein, and (iii) subject to the terms of this Agreement (including Section 6.2), resolved to direct that the authorization and approval of this Agreement and the Merger be submitted to a vote at the Stockholders’ Meeting with the recommendation of the Board that the stockholders of the Company authorize and approve this Agreement and the consummation of the Transactions, including the Merger (including the recommendation of the Special Committee, the “Company Recommendation”). The Board, acting upon the recommendation of the Special Committee, has directed that this Agreement be submitted to the Company’s stockholders for their adoption.

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(c)          The Special Committee has received the written opinion (or oral opinion to be confirmed in writing) of Duff & Phelps, LLC (the “Financial Advisor”), to the effect that, as of the date of such opinion and based upon and subject to the assumptions, limitations and qualifications set forth in such opinion, the Merger Consideration to be received by the Unaffiliated Security Holders is fair, from a financial point of view, to such stockholders, a copy of which opinion will be delivered to Parent promptly after the execution of this Agreement for informational purposes only. It is agreed and understood that such opinion may not be relied on by Parent, Merger Sub or any of their respective Affiliates.

Section 4.5            Subsidiaries. The Company’s Annual Report filed on Form 10-K for its fiscal year ended for the fiscal year ended December 31, 2019 filed with the SEC on June 1, 2020 (“2019 Annual Report”) sets forth a correct list of the Subsidiaries of the Company, and other than the capital stock or other voting securities of, or ownership interests in, the Subsidiaries of the Company set forth in the 2019 Annual Report, neither the Company nor any of its Subsidiaries owns or controls, directly or indirectly, any capital stock or other voting securities of, or ownership interests in, or beneficial security interests in, any Person (including any joint venture) or has any investment in any other Person, which in each case constitutes a “significant subsidiary” as defined under Rule 1-02(w) of Regulation S-X promulgated pursuant to the Exchange Act. All Equity Interests in or other voting securities of the Subsidiaries of the Company held by the Company or any other Subsidiary of the Company are duly authorized, validly issued, fully paid and non-assessable (to the extent such concept is applicable in the relevant jurisdiction) and were not issued in violation of any preemptive or similar rights, purchase option, call or right of first refusal or similar rights (other than Permitted Liens). All such Equity Interests in and voting securities of the Company’s Subsidiaries owned by the Company or another Subsidiary of the Company are free and clear of any Liens or any other limitations or restrictions on such Equity Interests (including any limitation or restriction on the right to vote, pledge or sell or otherwise dispose of such Equity Interests and the right to receive dividends and distributions on such Equity Interests) other than the Permitted Liens. There are no issued, reserved for issuance or outstanding (a) securities of the Company or any Subsidiary of the Company convertible into, or exchangeable for, shares of capital stock or other voting securities of, or ownership interests in, any Subsidiary of the Company, (b) options, warrants, or preemptive, conversion, redemption, share appreciation, repurchase or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued share capital of any Subsidiary of the Company or obligating the Company or any Subsidiary of the Company to issue or sell any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of any Subsidiary of the Company (other than the issuance, sale, transfer or other disposition of securities between or among the Company and its direct or indirect wholly-owned Subsidiaries) or (c) restricted shares, stock appreciation rights, performance units, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock or other voting securities of, or ownership interests in, any Subsidiary of the Company.

Section 4.6            Consents and Approvals; No Violation.

(a)     Except for (i) compliance with the applicable requirements of the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder, and under state securities, takeover and “blue sky” Laws, (ii) compliance with the rules and regulations of NASDAQ, (iii) the filing with the Nevada Secretary of State of the Articles of Merger as required by the NRS, and (iv) such filings, registrations, notifications, authorizations, consents or approvals the failure of which to make or obtain would not, individually or in the aggregate, have a Company Material Adverse Effect, neither the execution, delivery or performance of this Agreement by the Company nor the consummation by the Company of the Transactions will require on the part of the Company any filing or registration with, notification to, action by, or authorization, permit, consent or approval of any Governmental Entity.

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(b)     Assuming the consents, approvals, qualifications, orders, authorizations and filings referred to in Section 4.6(a) have been made or obtained and subject to the receipt of the Company Stockholder Approval, neither the execution, delivery or performance of this Agreement by the Company nor the consummation by the Company of the Transactions will (i) conflict with or violate any provision of the articles of incorporation, bylaws, memorandum of association, articles of association (or any equivalent organizational documents) of the Company or any of its Subsidiaries, (ii) result in a violation or breach of, constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, result in the loss of a benefit under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien (except for Permitted Liens) upon any of the respective properties or assets of any Group Company under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, Contract, agreement or other instrument or obligation to which any Group Company is a party or by which any of them or any of their properties or assets may be bound, or (iii) and assuming the accuracy of the representations in Section 5.9, violate any Law applicable to any of the Group Companies or any of their properties or assets, except, in each case of clauses (i) through (iii), for such violations, breaches, defaults, terminations, cancellations or accelerations that would not, individually or in the aggregate, reasonably be expected to, have a Company Material Adverse Effect.

Section 4.7            SEC Reports; Internal Control.

(a)     Except as otherwise disclosed in the Company SEC Reports (as defined below), the Company has filed all reports and other documents with the SEC required to be filed by the Company since January 1, 2018 (such documents, together with those filed subsequent to the date hereof, including any amendments thereto, collectively, the “Company SEC Reports”) on a timely basis or has received a valid extension of such filing deadline and has filed any such Company SEC Reports prior to the expiration of any such extension. As of their respective filing dates, or, if amended prior to the date hereof, as of the date of the last such amendment, the Company SEC Reports (a) complied in all material respects with, to the extent in effect at the time of filing, the applicable requirements of the Securities Act and the Exchange Act, as the case may be, and (b) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b)     Each of the financial statements (including the related notes, where applicable) of the Company included in or incorporated by reference into the Company SEC Reports was prepared in all material respects in accordance with generally accepted accounting principles in the United States (“GAAP”) (except, in the case of unaudited statements, as permitted by the rules and regulations of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP) and fairly presented in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the respective dates thereof and the consolidated results of their operations, changes in stockholders’ equity and cash flows for the respective periods then ended, except as otherwise noted therein (subject, in the case of unaudited statements, to normal year-end adjustments and to any other adjustments described therein, including the notes thereto, which are not material in the aggregate and the exclusion of certain notes in accordance with the rules of the SEC relating to unaudited financial statements).

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(c)     Except as otherwise disclosed in the Company SEC Reports, the Company is, and has at all times since January 1, 2018 been, in compliance in all material respects with: (i) the applicable rules and regulations of NASDAQ; and (ii) the applicable listing requirements of NASDAQ.

(d)     The Company is in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the related rules and regulations promulgated thereunder. The Company has established and maintains in all material respects disclosure controls and procedures and internal control over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 under the Exchange Act. The Company’s disclosure controls and procedures are reasonably designed to ensure that all material information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such material information is accumulated and communicated to the principal executive officer and principal financial officer of the Company as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act. The Company’s internal control over financial reporting is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. The Company has disclosed, based on its most recent evaluation of internal controls prior to the date hereof, to the Company’s auditors and the audit committee of the Board (x) all significant deficiencies, if any, in the design or operation of internal control over financial reporting which are reasonably likely to materially adversely affect the Company’s ability to record, process, summarize and report financial data and have identified to such auditors any material weaknesses in internal controls and (y) to the Knowledge of the Company, any fraud, whether or not material, that involves management or other employees of the Company or any of the Subsidiaries who have a significant role in the Company’s internal control over financial reporting. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of December 31, 2019 (the “Evaluation Date”). The Company presented in the 2019 Annual Report the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that have materially affected, or are likely to materially affect, the Company’s internal control over financial reporting.

Section 4.8            Proxy Statement; Other Information. Subject to the last sentence of this Section 4.8, the information supplied by the Company for inclusion or incorporation by reference in the proxy statement (such Proxy Statement, as amended or supplemented, the “Proxy Statement”) to be filed by the Company with the SEC in connection with seeking the adoption of this Agreement by the stockholders of the Company and the transaction statement on Schedule 13E-3 (such Schedule 13E-3, as amended or supplemented, the “Schedule 13E-3”) to be filed with the SEC with respect to the Merger will not, at the respective times when such are filed with the SEC or are first mailed to the stockholders of the Company, as the case may be, or at the time of the Stockholders’ Meeting contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement and the Schedule 13E-3 will each comply as to form in all material respects as of the date of its first use with the requirements of the Exchange Act. Notwithstanding the foregoing, no representation is made or incorporated by reference therein by the Company with respect to statements made based on information supplied, or required to be supplied, by or on behalf of Parent, Merger Sub, the Rollover Stockholders or any of their respective Affiliates or Representatives for inclusion or incorporation by reference therein in the Proxy Statement or the Schedule 13E-3.

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Section 4.9            No Undisclosed Liabilities. Except for (a) liabilities incurred in the ordinary course of business and consistent with past practices since January 1, 2020, (b) liabilities disclosed in or reflected or reserved against in the Company’s consolidated financial statements (or notes thereto) included in the Company SEC Reports, (c) liabilities arising under this Agreement or in connection with the Transactions or for performance of obligations under the express terms of Company Material Contracts or applicable Law, or (d) liabilities which have been discharged or paid in full in the ordinary course of business and consistent with past practices (e) that are otherwise the subject of any other representation or warranty contained in this ARTICLE IV, or (f) which would not reasonably be expected to have, a Company Material Adverse Effect, as of the date hereof, none of the Group Companies has, or is responsible for performing or discharging, any accrued, contingent or other liabilities of any nature required to be reflected or reserved against in a consolidated balance sheet of the Company and its consolidated Subsidiaries (and the notes thereto) prepared in accordance with GAAP as applied in preparing the consolidated balance sheet of the Company and its consolidated Subsidiaries included in the Company SEC Reports, whether due or to become due, either matured or unmatured.

Section 4.10        Absence of Certain Changes. Since January 1, 2020 through the date of this Agreement, (a) the Group Companies have conducted their businesses in all material respects in the ordinary course and in a manner consistent with past practice, and (b) there has not been any Company Material Adverse Effect or any Effects that would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

Section 4.11        Litigation; Orders. Except as would not reasonably be expected to have, a Company Material Adverse Effect, as of the date of this Agreement:

(a)     there are no Legal Proceedings pending or, to the Knowledge of the Company, threatened in writing against the Group Companies, or any share, security, equity interest, property or asset of any of the Group Companies, before any Governmental Entity; and

(b)     there is no Order with respect to any of the Group Companies, or any of the assets owned or used by any of the Group Companies.

Section 4.12        Compliance with Law. Except as would not reasonably be expected to have a Company Material Adverse Effect:

(a)       each of the Group Companies is in compliance with, and has not been given notice of any violation of Laws applicable to them or by which any of their respective properties are bound;

(b)      (i) each of the Group Companies is in possession of all grants, authorizations, licenses, permits, consents, registrations, certificates, approvals, exemptions, franchises and orders of any Governmental Entity necessary for it to own, lease, operate and use its properties and assets or to carry on its business as it is now being conducted (the “Company Permits”), (ii) each of the Group Companies is in compliance with the terms of the Company Permits and all of the Company Permits are valid and in full force and effect and (iii) no suspension, modification, revocation or cancellation of any of the Company Permits is pending or, to the Knowledge of the Company, threatened in writing; and

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(c)       to the Knowledge of the Company, for the past three (3) years as of the date of this Agreement, none of the Group Companies or any of their respective directors, officers, employees, agents or Affiliates has, in any material respect, (i) used or is using any corporate funds for any illegal contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) used or is using any corporate or other funds for any direct or indirect unlawful payments, contributions, gifts or entertainment to any foreign or domestic government officials or employees, (iii) violated or is violating any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations promulgated thereunder, or any PRC Law in relation thereto or any other applicable anti-bribery or anti-corruption Law, (iv) established or maintained or is maintaining any fund of corporate monies or other properties not recorded on the Company’s books and records, (v) made, accepted or received any bribe, unlawful rebate, payoff, influence payment, kickback or other unlawful payment, contribution, expenditure or gift of any nature, or (vi) violated or operated or is violating or operating in noncompliance with any applicable money laundering Law, anti-terrorism Law or regulation, anti-boycott regulations, export restrictions or embargo regulations. None of the Group Companies or, to the Knowledge of the Company, any of their respective directors, officers, employees, representatives, agents or Affiliates (i) is currently the target of any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department, or (ii) has violated, or operated not in compliance with, any export restrictions, anti-boycott regulations, embargo regulations or other applicable domestic or foreign Laws.

Section 4.13        Taxes.

(a)     Except as would not reasonably be expected to have, a Company Material Adverse Effect, each of the Group Companies has (i) timely filed all material Tax Returns required to be filed by any of them (taking into account applicable extensions) and all such returns were true, correct and complete in all material respects when filed and (ii) timely paid or accrued all material Taxes due and payable (whether or not shown to be due on such Tax Returns).

(b)     To the Knowledge of the Company, since January 1, 2020, the Group Companies have not received written notice of any audits or examinations of any Tax Return of any of the Group Companies. No deficiencies for Taxes with respect to any of the Group Companies has been claimed, proposed or assessed by a Tax authority or other Governmental Entity.

(c)     There are no material Liens for Taxes upon the assets of any of the Group Companies that are not provided for in the Company SEC Reports, except for Permitted Liens.

(d)     Except as would not have a Company Material Adverse Effect, each of the Company’s Subsidiaries incorporated in the PRC has, in accordance with applicable PRC Law, duly registered with the relevant PRC Governmental Entities, obtained and maintained the validity of all national and local Tax registration certificates and complied in all respects with all requirements imposed by such Governmental Entities, in each case, except as would not have a Company Material Adverse Effect. Any submissions made by or on behalf of the Company or any of its Subsidiaries to any Governmental Entities in connection with obtaining Tax exemptions, Tax holidays, Tax deferrals, Tax incentives or other preferential Tax treatments or Tax rebates were accurate and complete in all material respects. As of the date hereof, no suspension, revocation or cancellation of any Tax exemptions, preferential treatments or rebates is pending or, to the Knowledge of the Company, threatened.

(e)     The representations set forth in this Section 4.13 are the sole and exclusive representations in this Agreement with respect to Taxes and any claim for breach of representation with respect to Taxes will be based on the representations made in this Section 4.13 and will not be based on the representations set forth in any other provisions of this Agreement.

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Section 4.14        Material Contracts.

(a)     Except for (i) this Agreement, or (ii) any Contracts to which any of the Group Companies is a party as of the date of this Agreement disclosed in the Company SEC Reports(the Contracts described in this Section 4.14(a), collectively, the “Company Material Contracts”), as of the date of this Agreement, none of the Group Companies is a party to or bound by any Contract that is required to be filed by the Company pursuant to Item 15 of Form 10-K under the Exchange Act.

(b)     Except as would not reasonably be expected to have a Company Material Adverse Effect: (i) each Company Material Contract is valid and binding on the Company or its Subsidiaries party thereto and in full force and effect, except as enforceability may be limited by the Enforceability Exceptions, (ii) none of the Group Companies, nor to the Knowledge of the Company, any other party to a Company Material Contract, is in breach or violation of, or default under, or has taken or failed to take any act which, with or without notice, lapse of time, or both, would constitute a default under the provisions of, any Company Material Contract, (iii) the Group Companies have not received , in the past two (2) years, any written claim or notice of default under any Company Material Contract which has not been resolved, and (iv) to the Knowledge of the Company, the Group Companies have not received, as of the date of this Agreement, any written notice from any counterparty that such counterparty intends to terminate any Company Material Contract.

Section 4.15        Intellectual Property. Except as would not reasonably be expected to have a Company Material Adverse Effect:

(a)     the Group Companies own or possess sufficient licenses or other rights to use in the manner currently used, all material patents, patent rights, trademarks (including common law trademark rights in program titles and other protectable elements), trademark rights, trade names, trade name rights, copyrights, domain names, service marks, service mark rights, applications to register, registrations for, and extension and reissues of, any of the foregoing, trade secrets, know-how and proprietary rights and information, in each case to the extent protected under applicable Laws (the “Intellectual Property”) used in connection with the business of the Group Companies as it is now being conducted (the “Company Intellectual Property”);

(b)     the Company or one of its Subsidiaries is the sole and exclusive owner of all right, title and interest in and to, or has the valid right to use all Company Intellectual Property used or held for use in or necessary for the conduct of the business of the Group Companies as currently conducted, free and clear of all Liens other than Permitted Liens. All registrations with and applications to any Governmental Entity or the licenses of any Company Intellectual Property necessary for the protection of such Intellectual Property under applicable Laws have been made, are valid and in full force and effect. As of the date hereof, to the Knowledge of the Company, no third party is infringing in any material respect a proprietary right in any Company Intellectual Property owned by the Group Companies and the use of the Company Intellectual Property in connection with the Group Companies’ businesses as currently conducted does not materially infringe upon any Intellectual Property of any Person;

(c)     the consummation of the Transactions would not adversely alter, encumber, impair, extinguish or otherwise adversely affect any Intellectual Property right of any of the Group Companies; and

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(d)     the Group Companies have taken reasonable steps in accordance with normal industry practice to maintain the confidentiality of all trade secrets owned, used or held for use by the Group Companies and no such trade secrets have been disclosed other than to employees, representatives and agents of the Group Companies, on a need-to-know basis, all of whom are bound by written confidentiality agreements.

Section 4.16        Real Property.

(a)     The Company SEC Reports have disclosed (i) the real property and interests in real property owned by any of the Group Companies as of the date of this Agreement and (ii) the Company Leased Real Property, or otherwise occupied by any of the Group Companies as of the date of this Agreement, in each case to the extent material to the business of the Group Companies, taken as a whole. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, each of the Group Companies has good and valid title to, or, in the case of Company Leased Real Property, valid leasehold or subleasehold interests in, all of its real properties, used or held for use in its business, free and clear of any Liens, except for Permitted Liens. There are no pending or, to the Knowledge of the Company, threatened in writing, condemnation or imminent domain proceedings that would affect any part of the real properties of each of the Group Companies, whether leased, subleased or owned, in each case used or held for use in its business, except as would not, individually or in the aggregate, have a Company Material Adverse Effect; and

(b)     Each of the leases under which any of the Group Companies holds any Company Leased Real Property is in full force and effect and constitutes a valid and binding obligation of any of the Group Companies. To the Knowledge of the Company, none of the Group Companies is in material default under any lease, nor has any written notice of material default been received by any of the Group Companies, except as would not have a Company Material Adverse Effect. None of the Group Companies has assigned, pledged, mortgaged, hypothecated or otherwise transferred any lease nor has any of the Group Companies entered into with any other Person (other than with one Group Company as the other party) any sublease or license that is material to the Group Companies’, taken as a whole, ability to use or occupy all or any portion of the Company Leased Real Property.

Section 4.17        Brokers or Finders. No investment banker, broker, finder, consultant or intermediary other than the Financial Advisor, the fees and expenses of which will be paid by the Company, is entitled to any investment banking, brokerage, finder’s or similar fee or commission in connection with this Agreement or the Transactions based upon arrangements made by or on behalf of the Group Companies.

Section 4.18        Antitakeover Statutes. The Company is not a party to a stockholder rights agreement, “poison pill” or similar agreement or plan. The Board has adopted such resolutions as are necessary to comply with the Nevada “combinations with interested stockholders” statutes, NRS 78.411 through 78.444, inclusive (the “Business Combination Act”), and none of the requirements or restrictions of the Nevada “acquisition of controlling interest” statutes, NRS 78.378 through 78.3793, inclusive (the “Control Share Act”) would apply to prevent the consummation of the Merger. No other “control share acquisition,” “fair price,” “moratorium,” “interested shareholder,” “business combination” or other antitakeover Laws enacted under U.S. state or federal Laws (together with the Business Combination Act and the Control Share Act, collectively, “Antitakeover Statutes”) apply to this Agreement or any of the Transactions.

Section 4.19        Company Stockholder Approval. The affirmative vote (in person or by proxy) at the Stockholders’ Meeting, or any adjournment or postponement thereof, of (i) the holders of a majority of the voting power of the outstanding Shares and Preferred Stocks entitled to vote thereon, voting together as a single class; and (ii) the holders of a majority of the outstanding Preferred Stocks entitled to vote thereon, voting as a single class (the “Company Stockholder Approval”) is the only vote or approval of the holders of any class or series of capital stock of the Company or any of its Subsidiaries which are necessary to adopt this Agreement and approve the Transactions.

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Section 4.20        Insurance. Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, (i) all insurance policies (the “Policies”) with respect to the business and assets of the Group Companies are in full force and effect, (ii) to the Knowledge of the Company, none of the Group Companies is in breach or default and (iii) to the Knowledge of the Company, none of the Group Companies has received any written notice of cancellation or threatened cancellation of any of the Policies or of any written claim pending regarding the Group Companies under any of such Policies as to which coverage has been questioned, denied or disputed by the underwriters of such Policies.

Section 4.21        Employee Matters.

(a)     Each of the Group Companies is in compliance in all material respects with all labor and employment Laws, including all such Laws relating to (i) wages, working hours and any similar mass layoff Law, collective bargaining, discrimination, civil rights, safety and health, workers’ compensation; (ii) the collection and payment of withholding and/or social security Taxes and any similar Tax; and (iii) deductions, payments and contributions of retirement insurance, medical insurance, unemployment insurance, work-related injury insurance, birth and nursery insurance, pension fund insurance and any other social benefit payments required by applicable Law, except for any non-compliance which would not, individually or in the aggregate, have a Company Material Adverse Effect.

(b)     Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (i) there are no disputes pending or, to the Knowledge of the Company, threatened in writing between any of the Group Companies and any of their respective current or former employees (collectively, the “Company Personnel”), including, but not limited to, disputes with respect to the items listed in this Section 4.21(b) whether directly between any of the Group Companies and any Company Personnel or before or involving any Governmental Entity; (ii) there are no collective bargaining agreement or other labor union contract applicable to employees of any of the Group Companies and to which such Group Company is a party to or bound by; (iii) there are no unfair labor practice complaints pending, or to the Knowledge of the Company, threatened in writing, against any of the Group Companies before any Governmental Entity; and (iv) there is no strike, slowdown, work stoppage or lockout, or similar activity or, threat thereof, by or with respect to any Company Personnel, nor has there been any such occurrence during the past two (2) years.

(c)     Except as would not have a Company Material Adverse Effect, the consummation of the Transactions will not (either alone or together with any other event) entitle any individual Company Personnel to receive any severance pay, accelerate the time of payment or vesting or result in any payment or funding of any compensation or benefits under, increase the amount payable or any benefits otherwise payable or otherwise trigger any other material obligation pursuant to, any Benefit Plans or limit or restrict the right to merge, materially amend, terminate or transfer the assets of any Benefit Plan following the Effective Time.

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Section 4.22        Environmental Matters. Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, (a) the Group Companies are in compliance with all applicable Environmental Laws, and possess and are in compliance with all applicable environmental permits necessary under applicable Law to operate the business as presently operated, (b) there have been no Release of any Hazardous Materials at or on any property owned or operated (currently or formerly) by any of the Group Companies or, to the Knowledge of the Company, any Release of Hazardous Materials of any of the Group Companies at any property or location where Hazardous Materials are stored, transported, treated or disposed of on behalf of any Group Company, (c) none of the Group Companies has received from a Governmental Entity a request for information pursuant to Section 104(e) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980 or similar state or foreign statute, or any written notification alleging that it is liable for any Release or threatened Release of Hazardous Materials, except with respect to any such notification for information concerning any such Release or threatened Release, to the extent such matter has been resolved with the appropriate Governmental Entity or otherwise, and (d) none of the Group Companies has received any written claim or complaint, or is presently subject to any Legal Proceeding, relating to non-compliance with any Environmental Laws or any other liabilities pursuant to or arising in connection with any Environmental Laws, environmental permits or Hazardous Materials and, to the Knowledge of the Company, no such matter has been threatened in writing.

Section 4.23        No Additional Representations. Except for the representations and warranties made by the Company in this ARTICLE IV, Parent and Merger Sub acknowledge that neither the Company nor any other person makes any other express or implied representation or warranty with respect to the Company or any Group Companies or their respective businesses, notwithstanding the delivery or disclosure to Parent, Merger Sub or any of their Affiliates or Representatives of any documentation, forecasts or other information with respect to any one or more of the foregoing.

ARTICLE V
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Parent and Merger Sub jointly and severally represent and warrant to the Company as follows:

Section 5.1            Organization. Each of Parent and Merger Sub is a corporation duly organized, validly existing and in good standing (to the extent the relevant jurisdiction recognizes such concept of good standing) under the Laws of the jurisdiction of its incorporation or formation and has the requisite entity power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted as of the date hereof, except where the failure to be so incorporated, existing or in good standing or to have such power, authority and governmental approvals would not, individually or in the aggregate, prevent or materially delay consummation of any of the Transactions by Parent and Merger Sub or otherwise be materially adverse to the ability of Parent and Merger Sub to perform their material obligations under this Agreement. Each of Parent and Merger Sub is duly qualified or licensed to do business and in good standing (to the extent the relevant jurisdiction recognizes such concept of good standing) as a foreign corporation in each jurisdiction in which the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing would not, individually or in the aggregate, have a Parent Material Adverse Effect. Each of Parent and Merger Sub has furnished to the Company: (i) complete and correct copies of its articles of incorporation, bylaws, or similar governing documents, as currently in effect, and (ii) a true and complete list of all shareholders, directors and executive officers of Parent and Merger Sub, as of the date hereof.

Section 5.2            Capitalization.

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(a)     The authorized share capital of Parent consists of $50,000.00 ordinary shares, par value $0.01 per share. As of the date hereof, 1 ordinary share of Parent are issued and outstanding, which is held by Faith Abundant Limited. All the outstanding shares of Parent are duly authorized, validly issued, fully paid and non-assessable. As of the date of this Agreement all of the issued and outstanding share capital of Parent is, and immediately prior to the Effective Time will be, owned by Faith Abundant Limited, free and clear of all Liens except where failure to own such share capital free and clear would not, individually or in the aggregate, be reasonably expected to have a Parent Material Adverse Effect. Except as set forth in the Transaction Agreements, there are no options, warrants, convertible debt or other convertible instruments or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued share capital of Parent or Merger Sub or obligating Parent or Merger Sub to issue or sell any share capital of, or other equity interests in, Parent or Merger Sub. Faith Abundant Limited is wholly owned by the Founder.

(b)     The authorized share capital of Merger Sub consists of 100,000 shares of common stock, par value $0.01 per share. As of the date of this Agreement, one share of common stock of Merger Sub is issued and outstanding. All of the issued and outstanding share capital of Merger Sub is, and at the Effective Time will be, owned by Parent. All outstanding share capital of Merger Sub is owned by Parent free and clear of all Liens except where failure to own such share capital free and clear would not, individually or in the aggregate, be reasonably expected to have a Parent Material Adverse Effect.

Section 5.3            Authorization; Validity of Agreement; Necessary Action. Each of Parent and Merger Sub has all necessary corporate power and authority to execute and deliver this Agreement, and perform its obligations hereunder and to consummate the Transactions. The execution, delivery and performance by each of Parent and Merger Sub of this Agreement, and the consummation of the Transactions, have been duly authorized by all necessary actions, and no other action on the part of Parent or Merger Sub is necessary to adopt this Agreement or to authorize the execution and delivery this Agreement and the consummation by them of the Transactions (in the case of the consummation of the Merger, subject to the filing of the Articles of Merger with the Nevada Secretary of State as required by the NRS). This Agreement has been duly executed and delivered by each of Parent and Merger, and assuming due and valid authorization, execution and delivery hereof by the Company, is a valid and binding obligation of Parent and Merger Sub, enforceable against them in accordance with its terms, except as enforceability may be limited by the Enforceability Exceptions. Any vote or consent of the holders of any class or series of share capital of Parent that is necessary to approve this Agreement or the Transactions, including the Merger, has been obtained.

Section 5.4            Consents and Approvals; No Violations.

(a)     Except for (i) compliance with the applicable requirements of the Securities Act and the Exchange Act, (ii) compliance with the rules and regulations of NASDAQ, (iii) the filing with the Nevada Secretary of State of the Articles of Merger as required by the NRS, and (iv) such filings, registrations, notifications, authorizations, consents or approvals the failure of which to make or obtain would not have a Parent Material Adverse Effect, neither the execution, delivery or performance of this Agreement by Parent and Merger Sub nor the consummation by them of the Transactions will require any filing or registration with, notification to, or authorization, consent or approval of, any Governmental Entity.

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(b)     Neither the execution, delivery or performance of this Agreement by Parent and Merger Sub nor the consummation by them of the Transactions will (i) violate any provision of the articles of incorporation or bylaws (or equivalent organizational documents) of Parent or Merger Sub, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, Contract, agreement or other instrument or obligation to which Parent, Merger Sub or any of its Subsidiaries is a party or by which any of them or any of their respective properties or assets may be bound or (iii) violate any Law applicable to Parent, Merger Sub or any of its Subsidiaries or any of their respective properties or assets; except in the case of clauses (ii) and (iii) for such violations, breaches, defaults, terminations, cancellations or accelerations that would not be reasonably expected to have a Parent Material Adverse Effect.

Section 5.5            Proxy Statement; Other Information. None of the information provided by Parent, Merger Sub, Rollover Stockholders or their respective Affiliates or Representatives to be included or incorporated by reference in the Proxy Statement or Schedule 13E-3 will, at the respective times such are filed with the SEC or are first mailed to the stockholders of the Company, as the case may be, or at the time of the Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The information provided by each of Parent, Merger Sub, the Rollover Stockholders or their respective Affiliates or Representatives to be included in the Proxy Statement and Schedule 13E-3 will comply as to form with respect to the information provided by each of Parent and Merger Sub in all material respects as of the date of its first use with the requirements of the Exchange Act. Notwithstanding the foregoing, neither Parent nor Merger Sub makes any representations or warranties with respect to any information supplied by, or required to be supplied, the Company or any of the Company’s Representatives for inclusion or incorporation by reference in the Proxy Statement or the Schedule 13E-3.

Section 5.6            Parent’s Operations. Parent was formed solely for the purpose of engaging in the Transactions, and it has not conducted any business prior to the date hereof and prior to the Effective Time will have no assets, liabilities or obligations of any nature other than those incident to its formation and capitalization and pursuant to this Agreement, the Merger or the other Transactions contemplated by the Transaction Agreements.

Section 5.7            Merger Sub’s Operations. Merger Sub was formed solely for the purpose of engaging in the Transactions, and it has not conducted any business prior to the date hereof and has, and prior to the Effective Time will have, no assets, liabilities or obligations of any nature other than those incident to its formation and pursuant to this Agreement and the Merger and the other transactions contemplated by the Transaction Agreements.

Section 5.8            Brokers or Finders. No investment banker, broker, finder, consultant or intermediary is entitled to any investment banking, brokerage, finder’s or similar fee or commission in connection with this Agreement or the Transactions based upon arrangements made by or on behalf of Parent, Merger Sub or any of their respective Subsidiaries or Affiliates.

Section 5.9            Share Ownership. Other than the Rollover Shares that will be cancelled at the Effective Time in accordance with the Support Agreement and except as set forth in the Schedule 13D/A filed by the Rollover Stockholders with the SEC on May 11, 2020, none of Parent, Merger Sub, the Rollover Stockholders or any of their respective Affiliates Beneficially Owns any Shares or other securities convertible into, exchangeable for or exercisable for Shares or any securities of any Subsidiary of the Company and none of the foregoing has any rights to acquire, directly or indirectly, any Shares except pursuant to this Agreement and the Support Agreement.

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Section 5.10        Certain Contracts. Parent and Merger Sub have, on or prior to the date of this Agreement, delivered to the Company a true, correct and complete copy of each of the Transaction Agreements. Other than the Transaction Agreements, there are no agreements, contracts, arrangements or understandings between Parent, Merger Sub, Rollover Stockholders or any of their respective Affiliates on the one hand, and any of the Group Companies’ directors, officers, employees or stockholders, on the other hand, (a) that relate to the Transactions, (b) pursuant to which any stockholder of the Company would be entitled to receive consideration with respect to the Transactions of a different amount or nature than the Merger Consideration, (c) pursuant to which any stockholder of the Company has agreed to vote such stockholder’s Shares to approve this Agreement or the Merger or has agreed to vote against any Superior Proposal or (d) pursuant to which any Person has agreed to provide, directly or indirectly, equity capital to Parent, Merger Sub, Rollover Stockholders or the Company to finance in whole or in part the Transactions, including the Merger.

Section 5.11        Independent Investigation. Parent and Merger Sub have conducted their own independent investigation, review and analysis of the business, operations, assets, liabilities, results of operations, financial condition and prospects of the Group Companies, which investigation, review and analysis was performed by Parent and Merger Sub, their respective Affiliates and Representatives. Each of Parent and Merger Sub acknowledges that it, its Affiliates and their respective Representatives have been provided reasonable access to the personnel, properties, facilities and records of the Group Companies for such purpose. In entering into this Agreement, each of Parent and Merger Sub acknowledges that it has relied solely upon the aforementioned investigation, review and analysis and not on any statements, representations or opinions of any of the Company, its Affiliates or their respective Representatives (except for the representations, warranties and covenants of the Company set forth in this Agreement).

Section 5.12        Non-Reliance on Company Estimates. The Company has made available to Parent and Merger Sub, and may continue to make available, certain estimates, projections and other forecasts for the business of the Group Companies and certain plan and budget information. Each of Parent and Merger Sub acknowledges that these estimates, projections, forecasts, plans and budgets and the assumptions on which they are based were prepared for specific purposes and may vary significantly from each other. Further, each of Parent and Merger Sub acknowledges that there are uncertainties inherent in attempting to make such estimates, projections, forecasts, plans and budgets, that Parent and Merger Sub are taking full responsibility for making their own evaluation of the adequacy and accuracy of all estimates, projections, forecasts, plans and budgets so furnished to them (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans and budgets), and that none of Parent and Merger Sub is relying on any estimates, projections, forecasts, plans or budgets furnished by any of the Group Companies or their respective Affiliates and Representatives or the accuracy or completeness thereof, and none of Parent and Merger Sub shall, and shall cause its Affiliates and their respective Representatives not to, hold any such person liable with respect thereto, other than intentional fraud in connection therewith.

Section 5.13        Financing.

(a)     Parent and Merger Sub at the Closing will have cash, available lines of credit or other sources of immediately available funds in U.S. dollars, when added to the Deposited Available Offshore Cash, sufficient to pay the aggregate Merger Consideration and all related expenses and other amounts required to be paid by Parent or Merger Sub in connection with the consummation of the Merger and the other Transactions and to perform their respective obligations under the Transaction Agreements.

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(b)     Parent has delivered to the Company a true and complete copy of the Equity Commitment Letter, dated as of the date hereof. As of the date hereof, (i) the Equity Commitment Letter is in full force and effect and is a legal, valid and binding obligation of Parent and the Founder (subject to the Enforceability Exceptions), and (ii) the Equity Commitment Letter has not been amended or modified and no such amendment or modification is contemplated, and the commitment contained in the Equity Commitment Letter has not been withdrawn or rescinded in any respect. The Equity Commitment Letter provides, and will continue to provide, that the Company is a third-party beneficiary with respect to the provisions therein.

Section 5.14        Solvency. Neither Parent nor Merger Sub is entering into the transactions contemplated by the Transaction Agreements with the intent to hinder, delay or defraud either present or future creditors. Each of Parent and Merger Sub, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the Transactions (including the payment of the aggregate Merger Consideration and all other amounts required to be paid in connection with the consummation of the Transactions and all related expenses) to occur at the Closing, will not be (and the Surviving Corporation will not be), Insolvent. None of Parent and Merger Sub is in default in any material respect with respect to any Contract to which it is a party.

Section 5.15        Absence of Litigation. There are no Legal Proceedings pending or threatened against Parent or Merger Sub or any property or asset of Parent or Merger Sub and neither Parent nor Merger Sub is subject to any outstanding Order.

Section 5.16        No Other Representations. Except for the representations and warranties expressly contained in this ARTICLE V, the Company acknowledges that none of Parent, Merger Sub or any other person on behalf of Parent or Merger Sub makes any other express or implied representation or warranty with respect to Parent or Merger Sub or any other matter or with respect to any other information provided to the Company, and that any such other representations and warranties are expressly disclaimed.

ARTICLE VI
CONDUCT OF BUSINESS PENDING THE MERGER

Section 6.1            Conduct of Business by the Company. During the period from the date of this Agreement until the earlier of the Closing or the date, if any, on which this Agreement is earlier terminated pursuant to Section 9.1 (the “Pre-Closing Period”), except (i) as required by applicable Law, (ii) with the consent of Parent (which consent shall not be unreasonably conditioned, withheld or delayed and without limiting the generality of the foregoing, which consent shall be deemed given if approved by the Founder in his capacity as an officer of the Company), or (iii) as otherwise required or specifically contemplated by the Transaction Agreements, the Company shall, and shall cause each of its Subsidiaries to, conduct its businesses in the ordinary course of business and in a manner consistent with past practices in all aspects, and use its commercially reasonable efforts to preserve substantially intact the business organization of the Group Companies, comply with all applicable Laws, keep available the services of their present officers and employees, preserve its assets (including any Intellectual Property), preserve its relationships with customers, suppliers, licensors, licensees, distributors and others with whom the Company or any Subsidiary has material business relations as of the date hereof. Without limiting the generality of the foregoing, except (1) as may be required by applicable Law, (2) with the consent of Parent (which consent shall not be unreasonably conditioned, withheld or delayed, and without limiting the generality of the foregoing, which consent shall be deemed given if approved by the Founder in his capacity as an officer of the Company), or (3) as otherwise permitted, required or specifically contemplated by the Transaction Agreements, during the Pre-Closing Period, the Company shall not, and shall not permit any of the other Group Companies to:

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(a)     amend or otherwise change its articles of incorporation or bylaws or other equivalent organizational documents or governing instruments;

(b)     issue, sell, pledge, grant, transfer, encumber or otherwise dispose of any shares of capital stock or other Equity Interests of the Company or any of its Subsidiaries, or securities convertible into or exchangeable or exercisable for, or options, warrants, calls, commitments or rights of any kind to acquire, any shares of capital stock or other Equity Interests of the Company or any of its Subsidiaries (other than by a direct or indirect wholly-owned Subsidiary of the Company to the Company or another direct or indirect wholly-owned Subsidiary of the Company);

(c)     reclassify, combine, split, subdivide or redeem, or purchase or otherwise acquire, directly or indirectly, any of its share capital, convertible securities or other rights exchangeable into or convertible or exercisable for any of its shares, or any other equity or equity-linked securities;

(d)     declare, set aside or pay any dividend or other distribution payable in cash, stock or property (or any combination thereof) with respect to its capital stock or other Equity Interests (except dividends or other distributions in cash, stock or property paid by any direct or indirect wholly-owned Subsidiary of the Company to the Company or to any other direct or indirect wholly-owned Subsidiary of the Company);

(e)     adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization, merger (other than the Merger), consolidation or other reorganization (other than reorganizations involving only wholly-owned Subsidiaries of the Company which would not result in a material increase in the Tax liability of any Group Companies);

(f)      acquire, sell, lease, license or dispose of stock or assets or otherwise subject to any Lien or otherwise, any assets, securities or properties, in aggregate, with a value or purchase price (including the value of assumed liabilities) in excess of $50,000,000 in any single transaction or related series of transactions; except (i) in the ordinary course of business consistent with past practice, (ii) pursuant to existing Contracts, or (iii) incurrence of Permitted Liens or Liens securing indebtedness permitted under this Section 6.1;

(g)     incur, issue or assume any indebtedness or guarantee or otherwise become liable for any indebtedness (including increasing the indebtedness under Contracts in existence as of the date hereof) with an amount in excess of $50,000,000 in a single transaction or series of related transactions other than (i) in the ordinary course of business and consistent with past practices, (ii) incurred between the Company and any of its direct or indirect wholly-owned Subsidiaries or between any of such direct or indirect wholly-owned Subsidiaries or (iii) any indebtedness incurred under existing Contracts;

(h)     incur or commit to incur any single capital expenditure that is not budgeted in the Company’s current plan approved by the Board as of the date hereof which is in excess of $10,000,000 or capital expenditures which are, in the aggregate, in excess of $50,000,000 for the Group Companies taken as a whole;

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(i)       (A) (x) make any material change in any method of Tax accounting (y) make or change any material Tax election or (z) make any material change in any of the financial accounting principles or practices, other than changes required by GAAP or applicable Law or regulatory requirements with respect thereto; (B) file any material amended Tax Return, settle or compromise any material Tax liability (other than a Tax liability with respect to which the Company or its Subsidiaries is indemnified) except as required by applicable Law; (C) enter into any material closing agreement with respect to any material Tax or surrender any right to claim a material tax refund; or (D) enter into an agreement with any relevant Governmental Entity to amend, modify, waive or affect in any adverse manner any material Tax incentives and benefits granted to the Group Companies;

(j)       enter into, amend, modify, consent to the termination of, or waive any material rights under, any Company Material Contract (or any Contract that would be a Company Material Contract if such Contract had been entered into prior to the date hereof) that calls for annual aggregate payments of $50,000,000 or more which cannot be terminated without material surviving obligations or material penalty upon notice of ninety (90) days or less;

(k)     except as required pursuant to the terms of any Benefit Plans as in effect as of the date hereof or as otherwise required by Law or in the ordinary course of business, (A) increase the compensation or other benefits payable or to become payable to current or former employees, directors or officers of any of the Group Companies, (B) amend or adopt any material Benefit Plans (other than any such adoption or amendment that is not material to and does not materially increase the cost to the Company of maintaining such material Benefit Plan or is required pursuant to the terms of such material Benefit Plan in effect as of the date of this Agreement) or the 2020 Stock Incentive Plan or (C) make any new equity awards to any director, officer or employee of the Company or any of its Subsidiaries;

(l)       (i) acquire any Equity Interest or other interest in any other Entity; or (ii) effect or become a party to any merger, consolidation, plan of arrangement, share exchange, business combination, amalgamation, recapitalization, reclassification of shares, stock split, reverse stock split, issuance of bonus shares, division or subdivision of shares, consolidation of shares or similar transaction;

(m)   commence any material Legal Proceeding or settle any action, claim, suit or legal, administrative or regulatory proceeding, other than any settlement involving only the payment of monetary damages not in excess of $50,000,000, except (i) in the ordinary course of business, (ii) Legal Proceedings to enforce the terms of this Agreement or the Support Agreement, or (iii) Legal Proceedings in connection with this Agreement, the Support Agreement and the Transactions;

(n)     extend, renew or enter into any Contracts containing non-compete or exclusivity provisions that (A) would restrict or limit the operations of the Group Companies or (B) apply to any current or future Affiliates of the Group Companies, the Surviving Corporation or Parent;

(o)     other than in the ordinary course of business consistent with past practice, terminate or cancel, let lapse, or amend or modify in any material respect, other than renewals in the ordinary course of business, any material insurance policies maintained by it which is not promptly replaced by a comparable amount of insurance coverage;

(p)     amend in a manner that adversely impacts in any material respect the ability to conduct its business, terminate or allow to lapse any material permits; or

(q)     agree, authorize or enter into any Contract to do any of the foregoing.

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Section 6.2            No Solicitation.

(a)     Subject to the provisions of this Section 6.2, and except for actions or omissions taken by or at the direction of Parent, Merger Sub or the Rollover Stockholders or their respective Affiliates, including in such Person’s capacity as a director, officer or employee of any of the Group Companies, during the Pre-Closing Period, the Company shall not, and shall not authorize or permit any of its Representatives, any of the Company’s Subsidiaries or any of their respective Representatives to, directly or indirectly:

(i)       solicit, initiate or knowingly encourage, or take any other action to knowingly facilitate, any Competing Proposal or any inquiries or the making of any proposal or offer that could reasonably be expected to lead to a Competing Proposal;

(ii)     enter into, continue or otherwise engage in discussions or negotiations with any Person or furnish to any Person (or any representative thereof) any non-public information with respect to the Company or any of its Subsidiaries, or knowingly cooperate in any way with any Person (or any representative thereof), in each case, with the intent to induce the making of, a Competing Proposal or any proposal or offer that could reasonably be expected to lead to a Competing Proposal;

(iii)   approve, endorse, recommend or enter into any written agreement in principle, letter of intent, merger agreement, acquisition agreement or other similar agreement or any Contract relating to any Competing Transaction (other than an Acceptable Confidentiality Agreement entered into in accordance with Section 6.2(b));

(iv)   grant any waiver, amendment or release under any standstill, confidentiality or similar written agreement to which the Company is a party and the Company shall promptly take all actions necessary to terminate or cause to be terminated any such waiver previously granted with respect to any provision of any such standstill, confidentiality or similar written agreement and to enforce such standstill, confidentiality or similar agreement; or

(v)     authorize or direct any of the Representatives of the Company or any of its Subsidiaries to take any action or resolve to propose, agree or publicly announce an intention to do any of the foregoing.

(b)     Notwithstanding anything in this Agreement to the contrary, at any time prior to the receipt of the Company Stockholder Approval, following the receipt of an unsolicited, written and bona fide proposal or offer regarding a Competing Transaction that was not obtained in violation of this Section 6.2, (i) the Company, the Special Committee and their respective Representatives may communicate with the Person or group of Persons who has made such proposal or offer to clarify and understand the terms and conditions thereof, (ii) notify such Persons of the restrictions of this Section 6.2(b); (iii) the Company and its Representatives may furnish nonpublic information in response to the request of the Person or group of Persons who has made such proposal or offer, provided that (x) prior to furnishing such nonpublic information, the Company receives from such Person or group of Persons an executed Acceptable Confidentiality Agreement, and (y) at least forty eight (48) hours prior to furnishing any such nonpublic information to such Person or group of Persons, the Company furnishes such nonpublic information to Parent (to the extent such nonpublic information has not been previously furnished by the Company to Parent); and (iv) the Company, the Special Committee and their respective Representatives may engage or participate in any discussions or negotiations with the Person or group of Persons who has made such proposal or offer

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provided that prior to taking any actions described in clause (iii), or (iv), the Special Committee shall (A) have determined in good faith, after consultation with its outside legal counsel, that such proposal or offer constitutes a Superior Proposal or could reasonably be expected to result in a Superior Proposal; (B) have determined in good faith, after consultation with its outside legal counsel, that the failure to take such action could reasonably be expected to be inconsistent with its fiduciary duties under applicable Law; and (C) provide Parent written notice of the receipt by the Company of any Competing Proposal or any inquiry, offer or proposal that could reasonably be expected to lead to a Competing Proposal (including the identity of the Person or group of Persons making or submitting such Competing Proposal, and details of the material terms and conditions thereof) at least forty eight (48) hours prior to taking any such action.

(c)     The Company shall keep Parent promptly and reasonably informed with respect to (i) any inquiry or indication of interest that could lead to a Competing Proposal, (ii) the status of any such Competing Proposal and (iii) the status, any material developments and the terms of any material modification thereto. The Company agrees that it will not enter into any agreement with any Person subsequent to the date hereof that prohibits the Company from providing any information or materials to Parent in accordance with, or otherwise complying with, this Section 6.2(c).

(d)     The Company shall cease and cause to be terminated any discussions existing as of the date hereof with any Person or group of Persons that relate to any Competing Proposal.

(e)     Without prejudice to Section 6.2(f) and Section 6.2(g), during the Pre-Closing Period, neither the Company nor the Board (in accordance with Section 10.16) nor any committee thereof shall (i) withhold, withdraw, amend, qualify or modify, in a manner adverse to Parent or Merger Sub, the Company Recommendation, (ii) adopt, approve or recommend any Competing Transaction, (iii) fail to include the Company Recommendation in the Proxy Statement or fail to recommend against any Competing Transaction subject to Regulation 14D under the Exchange Act in any solicitation or recommendation statement on Schedule 14D-9 as promptly as practicable after the commencement of such Competing Transaction (but in any event within ten (10) Business Days following such commencement), or (iv) resolve or agree to take any of the foregoing actions (any of the actions or events described in clauses “(i)” through “(iv)”, a “Change in Company Recommendation ”).

(f)      Notwithstanding anything in this Agreement to the contrary, at any time prior to the receipt of the Company Stockholder Approval, if in response to the receipt by the Company of a Competing Proposal, the Board determines in good faith upon the direction of the Special Committee following consultation with its financial advisor and outside legal counsel, that such offer or proposal constitutes a Superior Proposal and that the failure to take such action could reasonably be expected to be inconsistent with to its fiduciary duties under applicable Laws, the Board (acting upon the recommendation of the Special Committee) or the Special Committee, as the case may be, may (1) make a Change in Company Recommendation in respect of such Superior Proposal, and/or (2) cause the Company to terminate this Agreement in accordance with Section 9.1(c)(ii); provided that (i) the Board (acting upon the recommendation of the Special Committee) or the Special Committee has first notified Parent in writing of its intent to take such action (any such notice, a “Change in Company Recommendation Notice”), which notice shall contain the identity of the Person making the Superior Proposal, specify the material terms of the Superior Proposal, contain a copy of the material documents and/or agreements providing for the Superior Proposal and indicate that the Board (acting upon the recommendation of the Special Committee) or the Special Committee intends to effect a Change in Company Recommendation and/or terminate this Agreement; (ii) if requested by Parent in writing, the Company shall, and shall cause its Representatives to, for a period of at least five (5) Business Days following receipt by Parent of the Change in Company Recommendation Notice (such time period, the “Notice Period”) and prior to making any such Change in Company Recommendation and/or terminating this Agreement, negotiate with Parent and any Representative of Parent in good faith (to the extent Parent desires to negotiate) to permit Parent to propose amendments to the terms and conditions of this Agreement and the Transactions (a “Parent Proposal”); (iii) following the Notice Period, and taking into account any Parent Proposal received during the Notice Period, the Board (acting upon the recommendation of the Special Committee) or the Special Committee shall have considered in good faith such Parent Proposal, if any, and shall, prior to making any such Change in Company Recommendation and/or terminating this Agreement, have determined, in respect of such Superior Proposal, that the Superior Proposal would continue to constitute a Superior Proposal if the revisions proposed in such Parent Proposal, if any, were to be given effect; (iv) such Superior Proposal did not result from a material breach of this Section 6.2 (other than any such breach caused by Parent, Merger Sub, the Rollover Stockholders or their respective Affiliates); and (v) in the event that the Board (acting upon the recommendation of the Special Committee) or the Special Committee (in accordance with Section 10.16) causes the Company to terminate this Agreement in accordance with Section 9.1(c)(ii), the Board (acting upon the recommendation of the Special Committee) or the Special Committee shall cause the Company to pay to Parent the Company Termination Fee in accordance with Section 9.3(a). The Company acknowledges and agrees that, in connection with a Change in Company Recommendation Notice delivered in connection with a Competing Proposal that is determined to be a Superior Proposal, each successive material modification to the financial terms of such Competing Proposal shall be deemed to constitute a new Competing Proposal to which the requirements of this Section 6.2(f) shall again apply and shall trigger a new Notice Period, except that the Notice Period shall be at least three (3) Business Days.

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(g)     Notwithstanding anything in this Agreement to the contrary, at any time prior to the receipt of the Company Stockholder Approval, the Board (acting upon the recommendation of the Special Committee) or the Special Committee may effect a Change in Company Recommendation and direct the Company to terminate this Agreement if:

(i)       a material development or change in circumstances has occurred or arisen after the date of this Agreement that was not known to, nor reasonably foreseeable by, any member of the Special Committee as of or prior to the date hereof and did not result from or arise out of the announcement or pendency of, or any actions required to be taken by the Company (or to be refrained from being taken by the Company) pursuant to, this Agreement (an “Intervening Event”), provided, that in no event shall the following developments or changes in circumstances constitute an Intervening Event: (x) the receipt, existence, or terms of a Competing Proposal or any matter relating thereto or consequence thereof or any inquiry, proposal, offer, or transaction from any third party relating to or in connection with a transaction of the nature described in the definition of “Competing Proposal” (which, for the purposes of the Intervening Event definition, shall be read without reference to the percentage thresholds set forth in the definition thereof) or (y) any change in the price, or change in trading volume, of the Shares (provided, however, that the exception to this clause (y) shall not apply to the underlying causes giving rise to or contributing to such change or prevent any of such underlying causes from being taken into account in determining whether an Intervening Event has occurred),

(ii)     the Board has first reasonably determined in good faith judgement upon the recommendation of the Special Committee, after consultation with outside legal counsel, that failure to do so would reasonably be expected to be inconsistent with the directors’ duties under applicable Law,

(iii)   five (5) Business Days have elapsed since the Company has given notice of its termination of this Agreement in response to such Intervening Event to Parent advising that it intends to take such action and specifying in reasonable detail the reasons therefor,

(iv)   during such five (5)-Business-Day period, the Company has considered and, if requested by Parent, engaged in good faith discussions with Parent regarding, any adjustment or modification to the terms of this Agreement proposed by Parent, and

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(v)     the Board (acting upon recommendation of the Special Committee) or the Special Committee, following such five (5)-Business-Day period, again reasonably determines in good faith, after consultation with outside legal counsel and taking into account any adjustment or modification to the terms of this Agreement proposed by Parent, that failure to do so would reasonably be expected to be inconsistent with the directors’ duties under applicable Law.

(h)     Nothing contained in this Agreement shall prohibit the Company or the Board or any committee thereof from (i) making any disclosure to the Company’s stockholders if the Board or any committee thereof has determined in good faith that the failure to do so could reasonably be expected to be inconsistent with applicable Laws (including fiduciary duties), or (ii) complying with Rule 14d-9, Rule 14e-2(a) or Item 1012(a) of Regulation M-A promulgated under the Exchange Act with respect to a Competing Proposal (or any similar communication to its stockholders in connection with the making or amendment of a tender offer or exchange offer).

Section 6.3            Operation of Parent’s and Merger Sub’s Business. Each of Parent and Merger Sub agrees that, from the date hereof until the earlier of the Effective Time or the termination of this Agreement in accordance with ARTICLE IX, it shall not take any action that is intended to or would reasonably be likely to result in any of the conditions to effecting the Merger becoming incapable of being satisfied or take any action or fail to take any action which would, or would reasonably likely to, individually or in the aggregate, have a Parent Material Adverse Effect.

Section 6.4            No Control of Other Party’s Business. Nothing contained in this Agreement is intended to give Parent or Merger Sub, directly or indirectly, the right to control or direct the operations of the Company or its Subsidiaries prior to the Effective Time, and nothing contained in this Agreement is intended to give the Company, directly or indirectly, the right to control or direct Parent’s or Merger Sub’s operations. Prior to the Effective Time, each of Parent, Merger Sub and the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ respective operation.

ARTICLE VII
ADDITIONAL AGREEMENTS

Section 7.1            SEC Filings; Other Actions.

(a)     As promptly as reasonably practicable following the date of this Agreement (and, in any event, no later than thirty (30) Business Days after the date of this Agreement), the Company, with the assistance of Parent and Merger Sub, will prepare and cause to be filed with the SEC, the Proxy Statement and the Schedule 13E-3. Parent and Merger Sub shall promptly furnish all information as the Company may reasonably request in connection with such actions and the preparation of the Proxy Statement and the Schedule 13E3. Each of the Company, Parent and Merger Sub shall use its reasonable best efforts so that the Proxy Statement and the Schedule 13E-3 comply in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder. The Company, with the assistance of, and after consultation with, Parent and Merger Sub, shall use its reasonable best efforts to (a) respond, as promptly as reasonably practicable, to any comments received from the staff of the SEC with respect to such filings of the Proxy Statement and the Schedule 13E-3, (b) prepare and file, as promptly as reasonably practicable, any amendments or supplements necessary to be filed in response to any such comments or as required by applicable Law, (c) have cleared by the staff of the SEC the Proxy Statement and the Schedule 13E-3 and (d) to the extent required by applicable Law, as promptly as reasonably practicable, prepare, file and distribute to the stockholders any supplement or amendment to the Proxy Statement or the Schedule 13E-3 if any event shall occur as promptly as reasonably practicable after the date the Proxy Statement is cleared by the SEC. The Company shall as promptly as reasonably practicable notify Parent of the receipt of any oral or written comments from the SEC relating to the Proxy Statement. The Company will reasonably cooperate and provide Parent with a reasonable opportunity to review and comment on the draft of the Proxy Statement (including each amendment or supplement thereto), and shall provide Parent with a reasonable opportunity to review and comment in good faith on the draft Schedule 13E-3 (including each amendment or supplement thereto) and all responses to requests for additional information by and replies to comments of the SEC, prior to filing such with or sending such to the SEC, and shall provide Parent with copies of all such filings made and correspondence with the SEC with respect thereto; provided, however, that nothing in this Section 7.1 shall limit or preclude the Board or the Special Committee from effecting a Change in Company Recommendation; provided, further, that no representation, warranty, covenant or agreement is made by the Company with respect to information supplied by Parent, Merger Sub, the Rollover Stockholders or their respective Affiliates or Representatives for inclusion or incorporation by reference in the Proxy Statement and the Schedule 13E-3.

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(b)     Notwithstanding anything herein to the contrary, and subject to compliance with the terms of Section 6.2(f), in connection with any disclosure regarding a Change in Company Recommendation, the Company shall not be required to provide Parent or Merger Sub with the opportunity to review or comment on (or include comments proposed by Parent or Merger Sub in) the Schedule 13E-3 or the Proxy Statement, or any amendment or supplement thereto, or any comments thereon or another filing by the Company with the SEC, with respect to such disclosure. If at any time prior to the Stockholders’ Meeting, any information should be discovered by any party which should be set forth in an amendment or supplement to the Proxy Statement or the Schedule 13E-3 so that the Proxy Statement or the Schedule 13E-3 would not include any misstatement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, the party which discovers such information will promptly notify the other parties and, to the extent required by applicable Law, an appropriate amendment or supplement describing such information shall be promptly filed by the appropriate party with the SEC and, to the extent required by applicable Law, disseminated by the Company to the stockholders of the Company.

Section 7.2            Stockholders’ Meeting. Subject to the other provisions of this Agreement, the Company shall (i) as promptly as reasonably practicable and in any event no later than ten (10) Business Days after the SEC confirms that it has no further comments on, or otherwise clears, the Schedule 13E-3 and the Proxy Statement, take all action required under the NRS and its Articles of Incorporation and the Bylaws to duly call, give notice of, convene and hold a meeting of its stockholders promptly following the mailing of the Proxy Statement for the purpose of obtaining the Company Stockholder Approval (the “Stockholders’ Meeting”), with the record date and meeting date of the Stockholders’ Meeting to be determined by the Company after good faith consultation with Parent, and (ii) subject to a Change in Company Recommendation in accordance with Section 6.2, (x) recommend to the stockholders that they approve and adopt this Agreement, and shall include such recommendation in the Proxy Statement, (y) use its reasonable best efforts to solicit from its stockholders proxies in favor of the adoption of this Agreement and approval of the Transactions and (z) take all other actions necessary or advisable to secure the Company Stockholder Approval. Upon prior written request of Parent, the Company shall use its commercially reasonable efforts to advise Parent on a current basis prior to the date of the Stockholders’ Meeting, as to the aggregate tally of proxies received by the Company with respect to the Company Stockholder Approval. Notwithstanding anything to the contrary contained in this Agreement, the Company may, and Parent may request in writing that the Company, adjourn or postpone the Stockholders’ Meeting, if and to the extent the Special Committee, determines in good faith (i) such adjournment or postponement is necessary to ensure that any supplement or amendment to the Proxy Statement that is required by applicable Law is timely provided to the Company’s stockholders, (ii) if at the time the Stockholders’ Meeting proceeds to business there are insufficient Shares represented (either in person or by proxy) to constitute a quorum necessary or advisable to conduct business at the Stockholders’ Meeting, or (iii) additional time is required to solicit proxies in favor of the adoption of this Agreement.

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Section 7.3            Access to Information. During the Pre-Closing Period, upon reasonable prior written notice, the Company shall (and shall cause the respective Representatives of the Group Companies to): (a) provide Representatives of Parent reasonable access, in a manner not disruptive to the operations of the business of the Group Companies, during normal business hours and upon reasonable notice throughout the Pre-Closing Period, to the properties, books, records and other documents and information relating to the Group Companies as may be reasonably requested in writing, (b) furnish promptly to such Representatives all information concerning the business, properties and personnel of the Group Companies as may reasonably be requested in writing, and (c) provide reasonable access to the Group Companies’ Representatives and personnel, to the extent such individuals are not Affiliates of Parent; provided, that nothing herein shall require the Company or any of its Subsidiaries to disclose any information to Parent if such disclosure would, in the reasonable judgment of the Company, (i) cause significant competitive harm to the Company or its Subsidiaries if the transactions contemplated by this Agreement are not consummated, (ii) violate applicable Law, Order or the provisions of any Contract to which the Company or any of its Subsidiaries is a party (iii) jeopardize any attorney-client privilege, work product doctrine or any other applicable legal privilege; or (iv) give a third party the right to terminate or accelerate its rights under a Contract entered into prior to the date of this Agreement. All information obtained by the parties pursuant to this  Section 7.3 shall be kept confidential. Notwithstanding the foregoing, any such investigation shall be conducted in such manner as not to unreasonably interfere with the business or operation of the Company or its Subsidiaries or otherwise result in any significant interference with the timely discharge by the employees of the Company or its Subsidiaries of their duties.

Section 7.4            Publicity. The initial press release by each of Parent and the Company with respect to the execution of this Agreement shall be reasonably acceptable to Parent and the Company. Neither the Company nor Parent (nor any of their respective Affiliates) shall issue any other press release or make any other public announcement with respect to this Agreement or the Transactions without the prior agreement of the other party, except (a) as may be required by Law or by any listing agreement with a national securities exchange, in which case the party proposing to issue such press release or make such public announcement shall use its reasonable best efforts to consult in good faith with the other party before making any such public announcements, (b) that the Company shall not be required to obtain the prior agreement of Parent in connection with the receipt and existence of a Competing Proposal and matters related thereto, or an Intervening Event or a Change in Company Recommendation or any action taken by the Company, the Board or the Special Committee permitted under Section 6.2, and (c) the Company may otherwise communicate in the ordinary course with its employees, customers, suppliers and vendors as it deems appropriate. This Section 7.4 shall terminate upon a Change in Company Recommendation.

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Section 7.5            Directors’ and Officers’ Insurance and Indemnification.

(a)     From and after the Effective Time for a period of six (6) years, Parent shall, and shall cause the Surviving Corporation to, and the Surviving Corporation shall, indemnify and hold harmless, and provide advancement of expenses to, the present and former officers and directors of the Group Companies and any person who becomes a director or officer of Group Companies prior to the Effective Time (each, an “Indemnified Party”) against any and all cost or expenses (including reasonable attorneys’ fees and expenses), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any actual or threatened Legal Proceeding, whether civil, criminal administrative or investigative to the fullest extent permitted by the NRS or any other applicable Law or provided under the articles of incorporation, bylaws, any indemnification agreements and any other governing documents of the Group Companies in effect on the date hereof. In the event of any threatened or pending claim, action, suit, arbitration, proceeding or investigation, whether civil, criminal, administrative or investigative and whether formal or informal (each, a “Proceeding”) to which an Indemnified Party is, has been or becomes a party or with respect to which an Indemnified Party is, has been or becomes otherwise involved (including as a witness), arising in whole or in part out of, or pertaining in whole or in part to, the fact that the Indemnified Party is or was an officer or director of the Company or any of its Subsidiaries or any of their respective predecessors or is or was serving at the request of the Company or any of its Subsidiaries or any of their respective predecessors as an officer, director, employee, fiduciary or agent of another enterprise (including any Proceeding arising out of or pertaining to matters occurring or existing or alleged to have occurred or existed, or acts or omissions occurring or alleged to have occurred, at or prior to the Effective Time, or arising out of or pertaining to this Agreement and the transactions and actions contemplated hereby), (i) Parent shall, and shall cause the Surviving Corporation to, and the Surviving Corporation shall, advance fees, costs and expenses (including reasonable attorney’s fees and disbursements) incurred by each Indemnified Party in connection with and prior to the final disposition of such Proceedings, such fees, costs and expenses (including reasonable attorney’s fees and disbursements) to be advanced within twenty (20) Business Days of receipt by Parent from the Indemnified Party of a request therefor, provided that such Indemnified Party delivers an undertaking to the Surviving Corporation, agreeing to repay such advanced fees, costs and expenses if it is determined by a court of competent jurisdiction in a final non-appealable order that such Indemnified Party was not entitled to indemnification with respect to such fees, costs and expenses, and (ii) none of Parent or the Surviving Corporation shall settle, compromise or consent to the entry of any judgment in any Proceeding in which indemnification could be sought by such Indemnified Party hereunder, unless such settlement, compromise or consent includes an unconditional release of such Indemnified Party from all liability arising out of such Proceeding or such Indemnified Party otherwise consents in writing. If any claim for indemnification is asserted or made by any Indemnified Party pursuant to this Section 7.5, any determination required to be made with respect to whether such Indemnified Party’s conduct complies with the standards under the NRS, the articles of incorporation of the Surviving Corporation or any Subsidiary, other applicable Law or any applicable indemnification agreement shall be made by independent legal counsel selected by such Indemnified Party that is reasonably acceptable to the Surviving Corporation. If any Proceeding is brought against any Indemnified Party in which indemnification could be sought by such Indemnified Party under this Section 7.5, (A) each Indemnified Party shall be entitled to retain his or her own counsel in connection with such Proceeding, and (B) no Indemnified Party shall be liable for any settlement effected without his or her prior express written consent.

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(b)     The Surviving Corporation shall (and Parent shall cause the Surviving Corporation to) honor and fulfill in all respects the obligations of the Company under (i) any indemnification, advancement of expenses and exculpation provision set forth in any articles of incorporation, bylaws and other governing documents of the Company as in effect on the date of this Agreement and (ii) all indemnification agreements between the Company and any of its respective current or former directors and officers and any person who becomes a director or officer of the Company prior to the Effective Time.

(c)     From and after the Effective Time for a period of six (6) years, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, maintain in effect all provisions in the Surviving Corporation’s articles of incorporation and bylaws (or in such documents of any successor to the business of the Surviving Corporation) and in the articles of incorporation, bylaws and other governing documents of the Company’s Subsidiaries regarding (i) elimination of liability of directors, (ii) indemnification of officers, directors and employees and (iii) advancement of expenses, in each case, that are no less advantageous to the intended beneficiaries than the corresponding provisions in existence on the date of this Agreement.

(d)     Prior to the Effective Time, the Company may, at its option, obtain and fully pay the premium for the non-cancellable extension of the directors’ and officers’ liability coverage of the Company’s existing directors’ and officers’ insurance policies and the Company’s existing fiduciary liability insurance policies (collectively, “D&O Insurance”), in each case for a claims reporting or discovery period ending six (6) years from and after the Effective Time with respect to any claim related to any period of time at or prior to the Effective Time, from an insurance carrier with the same or better credit rating as the Company’s current insurance carrier with respect to D&O Insurance, with terms, conditions, retentions and limits of liability that are no less favorable to the Indemnified Parties than the coverage provided under the Company’s existing policies with respect to any actual or alleged error, misstatement, misleading statement, act, omission, neglect, breach of duty or any matter claimed against a director or officer of the Company or any of its Subsidiaries by reason of him or her serving in such capacity that existed or occurred at or prior to the Effective Time (including in connection with this Agreement or the Transactions); provided that the maximum aggregate premium for such policies shall not be in excess of three hundred percent (300%) of the amount the Company paid for its D&O Insurance in its last full fiscal year; provided, further, that if the premiums of such “tail” policy exceed such amount, the Company may, at its option, obtain such a “tail” policy with the greatest coverage available, with respect to matters occurring prior to the Effective Time, for a cost not exceeding such amount. If the Company does not obtain such “tail” insurance policies as of the Effective Time, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, continue to maintain in effect, for a period of at least six (6) years from and after the Effective Time, the D&O Insurance in place as of the date hereof with the Company’s current insurance carrier or with an insurance carrier with the same or better credit rating as the Company’s current insurance carrier with respect to D&O Insurance with terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under the Company’s existing policies as of the date hereof, or the Surviving Corporation shall purchase from the Company’s current insurance carrier or from an insurance carrier with the same or better credit rating as the Company’s current insurance carrier with respect to D&O Insurance comparable D&O Insurance for such six (6)-year period with terms, conditions, retentions and limits of liability that are no less favorable to the Indemnified Parties than as provided in the Company’s existing policies as of the date hereof; provided that in no event shall Parent or the Surviving Corporation be required to expend for such policies pursuant to this sentence an annual premium amount in excess of three hundred percent (300%) of the amount per annum the Company paid for its D&O Insurance in its last full fiscal year; and provided, further, that if the premiums of such insurance coverage exceed such amount, the Surviving Corporation shall be obligated, and Parent shall cause the Surviving Corporation, to obtain a policy with the greatest coverage available, with respect to matters occurring prior to the Effective Time, for a cost not exceeding such amount.

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(e)     If Parent, the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, shall assume the obligations set forth in this Section 7.5.

(f)      The provisions of this Section 7.5 shall survive consummation of the Merger and are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party referred to in this Section 7.5 and his or her heirs and representatives, and are in addition to, and not in substitution for, any other rights that any such person may have under the articles of incorporation, bylaws or other governing documents of the Company or any of its Subsidiaries, under the NRS or any other applicable Law or under any agreement of any Indemnified Party with the Company or any of its Subsidiaries or otherwise.

Section 7.6            Financing.

(a)           If Parent and Merger Sub determine to seek financing (through loans from financial institutions and/or the issuance or sale of debt securities, or otherwise) in connection with the Merger and the other Transactions (the “Debt Financing”, together with the Equity Financing, the “Financing”), each of Parent and Merger Sub shall use their respective commercially reasonable efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary to arrange such Debt Financing, including use commercially reasonable efforts to (i) negotiate and enter into definitive agreements (each, a “Debt Financing Agreement”, together with the Equity Commitment Letter, the “Financing Documents”) with respect to such Debt Financing on terms which will not prevent or impair the ability of Parent or Merger Sub to satisfy their respective obligations under this Agreement or consummate the Merger or other Transactions, (ii) if executed, maintain in effect the Debt Financing Agreements in accordance with the terms thereof and satisfy on a timely basis all conditions applicable to Parent and Merger Sub in the Debt Financing Agreements and otherwise comply with its obligations thereunder, (iii) assuming all terms and conditions in the Debt Financing Agreements have been satisfied, and cause the financing sources and other persons providing Debt Financing to fund on the Closing Date the Debt Financing in the amount, together with the Deposited Available Offshore Cash and Equity Financing, required to consummate the Merger and the other Transactions contemplated hereby; and (iv) enforce the parties’ funding obligations (and the rights of Parent and Merger Sub) under the Financing Documents to the extent necessary to fund the Merger Consideration. Parent and Merger Sub shall keep the Company informed on a reasonably current basis in reasonable detail of the status of its decision with respect to and, if applicable, efforts to arrange the Debt Financing and shall deliver to the Company as promptly as practicable (and no later than two (2) Business Days) after such execution, true and complete copies of all Debt Financing Agreements, except for customary engagement letters or any such contracts or other arrangements that do not impact the conditionality of the Debt Financing.

(b)           In the event that Parent or Merger Sub has arranged Debt Financing under any Debt Financing Agreement and upon the prior written approval of the Special Committee, the aggregate amount of Equity Financing contemplated under the Equity Commitment Letter may be reduced by the aggregate amount of Debt Financing actually funded at the Effective Time, and the Founder may, at the Effective Time, be entitled to reduce the amount of his Equity Financing obligation to purchase, or cause the purchase of, for cash, securities of Parent under the Equity Commitment Letter, by a portion of the Debt Financing actually funded at the Effective Time in accordance with the terms and conditions of the Equity Commitment Letter.

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(c)           Each of Parent and Merger Sub shall take (or cause to be taken) all actions and do (or cause to be done) all things necessary, proper or advisable to obtain the Equity Financing, including by (i) maintaining in effect the Equity Commitment Letter, (ii) complying with its obligations under the Equity Commitment Letter, (iii) satisfying or causing to be satisfied on a timely basis all conditions applicable to Parent or Merger Sub in such Equity Commitment Letter that are within its control, if any, (iv) enforcing its rights under the Equity Commitment Letter and (v) consummating the Equity Financing at or prior to Closing in accordance with the terms of this Agreement and the Equity Commitment Letter. Each of Parent and Merger Sub acknowledges and agrees that the obtaining of the Financing is not a condition to the Closing.

(d)           Subject to the terms and conditions of this Agreement, Parent and Merger Sub agree not to amend, modify or waive any provision of the Financing Documents, if such amendment, modification or waiver reduces (or would reduce) the aggregate amount of the Financing or imposes new or additional conditions or otherwise expands, amends or modifies the conditions to the Financing in a manner that would be expected to prevent or materially delay the ability of the Company, Parent or Merger Sub to consummate the Transactions or otherwise adversely impact the ability of Parent or Merger Sub to enforce its rights against the other parties to the Financing Documents. Parent and Merger Sub shall give the Company prompt notice (i) upon becoming aware of any material breach of any provision of, or termination by any party to, the Financing Documents or (ii) upon the receipt of any written notice from any Person with respect to any threatened material breach or threatened termination of the Financing Documents or obtaining knowledge that any party of the Equity Commitment Letter does not intend to (or believe that it is executed from, or not required to) provide funds, or otherwise perform its obligation under the Equity Commitment Letter.

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Section 7.7            Financing Assistance.

(a)           Prior to the Closing, the Company shall, and shall use commercially reasonable efforts to cause each of the Group Companies to, provide such cooperation as may be reasonably requested by Parent and Merger Sub in connection with the arrangement of the Debt Financing, including (i) arranging for reasonable direct contact between Representatives of the Company or its Subsidiaries with Representatives of Parent and Debt Financing sources, (ii) assisting in the preparation of offering memoranda, private placement memoranda, bank information memoranda, prospectuses, rating agency presentations and similar documents reasonably requested by Parent or its Representatives in connection with any Debt Financing (including using commercially reasonable efforts to obtain consents of accountants for use of their reports in any materials relating to any Debt Financing and delivery of one or more customary representation letters), (iii) as promptly as reasonably practicable, furnishing Parent and Debt Financing sources with financial and other pertinent information regarding the Company and its Subsidiaries as may be reasonably requested by Parent or any Debt Financing sources and using commercially reasonable efforts to cause the Company’s independent accountants to provide assistance and cooperation in connection therewith to Parent and any Debt Financing sources, (iv) reasonably cooperating with advisors, consultants and accountants of Parent or any Debt Financing sources with respect to the conduct of any examination, appraisal or review of the financial condition or any of the assets or liabilities of the Company or any of its Subsidiaries including for the purpose of establishing collateral eligibility and values, (v) to the extent customary and in accordance with applicable Law and not prohibited by the Company’s contractual obligations to third parties, (A) facilitating the granting of security or pledging of collateral and (B) executing and delivering any Debt Financing Agreements (including any pledge and security documents), provided that any collateral pledged or security granted by the Company or any of its Subsidiaries under, and any obligations of the Company or any of its Subsidiaries under, any Debt Financing Agreements to which it is a party shall be contingent upon the occurrence of the Effective Time, (vi) taking all commercially reasonable actions necessary to (A) permit Debt Financing sources to evaluate the Company’s or any of its Subsidiaries’ current assets, cash management and accounting systems, policies and procedures relating thereto for the purpose of establishing collateral arrangements, provided that the information provided in connection therewith to such prospective lenders shall be subject to the terms of the Confidentiality Agreement, and (B) establish bank and other accounts, blocked account agreements and lock box arrangements in connection with the foregoing, (vii) furnishing Parent, Merger Sub and their Representatives, as well as any prospective Debt Financing sources, promptly with all documentation and other information required with respect to any Debt Financing under applicable “know your customer” and anti-money laundering rules and regulations, provided that the information provided to such prospective lenders shall be subject to the terms of a confidentiality agreement to be entered to between such prospective lenders and the Company (viii) using commercially reasonable efforts to obtain consents from third parties and accountants’ comfort letters from the Company’s and its Subsidiaries’ accounting firm contemplated by any Debt Financing and assisting Parent and its counsel with information required for customary legal opinions required to be delivered in connection therewith, and (ix) to the extent customary and in accordance with applicable Law, assist in the preparation of, and executing and delivery at the Closing, any definitive documents for the Debt Financing, including any credit agreements, security documents related to the Debt Financing, if applicable and as may be reasonably requested by Parent, provided that not such definitive documents shall be effective until the Effective Time. In no event shall the Company or any of its Subsidiaries or Affiliates be required to bear any cost or expense, pay any fee or incur any liability or make any commitment or agreement effective in connection with the Debt Financing (including entry into any agreement) that is not contingent upon the Closing or would be effective prior to the Effective Time. Nothing contained in this Section 7.7(a) or otherwise shall require the Company or any of its Subsidiaries to be an issuer or other obligor with respect to any Financing prior to the Effective Time. Notwithstanding the foregoing, the Company shall not be required to take any action pursuant to this Section 7.7(a) which is not reasonably practicable with the resources and personnel readily available to the Company, or requires the provision of any information that is not readily available in view of the resources then available to the Company.

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(b)           Parent and Merger Sub shall promptly upon the termination of this Agreement, reimburse the Company for all reasonable and documented out-of-pocket costs and expenses (including attorneys’ fees) incurred by the Company or any of its Subsidiaries in connection with the cooperation of the Company and the other Group Companies contemplated by this Section 7.7(a) and shall indemnify and hold harmless the Company and their respective Representatives from and against any and all liabilities or losses suffered or incurred by any of them in connection with the arrangement of the Debt Financing and any information used in connection therewith, except in the event such liabilities or losses arose out of or result from the willful misconduct of the Company, its Subsidiaries or any of their respective Representatives.

Section 7.8            Reasonable Best Efforts.

(a)          Upon the terms and subject to the conditions set forth in this Agreement, each of the parties hereto shall each use their reasonable best efforts to promptly (i) take, or to cause to be taken, all actions, and to do, or to cause to be done, and to assist and cooperate with the other parties in doing all things necessary, proper or advisable under applicable Law or otherwise to consummate and make effective the Transactions; (ii) keep the other parties promptly (and in any event within three (3) days) informed in all material respects of any material communication received by such party, or given by such party in connection with any proceeding by a private party relating to the Transactions; (iii) permit the other parties to review any material communication (and considering the other party’s reasonable comments thereto) delivered to, and consulting with the other parties in advance of any meeting or conference with, any private party relating to the Transactions or in connection with any proceeding by a private party relating thereto, and giving the other parties the opportunity to attend and participate in such meetings and conferences (to the extent permitted by such private party); (iv) avoid the entry of, or have vacated or terminated, any decree, order, or judgment that would restrain, prevent or delay the consummation of the Transactions, including defending any lawsuits or other Legal Proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the Transactions; and (v) execute and deliver any additional instruments necessary to consummate the Transactions.

Section 7.9            Section 16 Matters. Prior to the Effective Time, the Company shall take all actions reasonably necessary, advisable or appropriate to cause the Transactions and any other dispositions of equity securities of the Company in connection with the Transactions by each individual who is a director or officer of the Company subject to the reporting requirements of Section 16(a) of the Exchange Act, to be exempt under Rule 16b-3 promulgated under the Exchange Act.

Section 7.10        Antitakeover Statutes. If the restrictions of any Antitakeover Statutes is or may become or are deemed to be applicable to the Merger or the other Transactions, each of the Company and Parent, and their respective board of directors shall use their reasonable best efforts to grant such approvals and take such actions as are necessary so that the Transactions may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to render the restrictions of such Antitakeover Statutes inapplicable to, or minimize, to the extent possible, the effects of such statute or regulation on the Transactions.

Section 7.11        Stock Exchange Delisting. Prior to the Effective Time, the Company shall cooperate with Parent and shall use reasonable best efforts to take all actions required, proper or advisable to cause the Shares to be de-listed from NASDAQ and deregistered under the Exchange Act as soon as reasonably practicable following the Effective Time.

Section 7.12        Obligations of Merger Sub. Whenever this Agreement requires Merger Sub to take any action, such requirement shall be deemed to include an undertaking on the part of Parent to cause Merger Sub to take such action.

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Section 7.13        Participation in Litigation. Prior to the Effective Time, (i) the Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, of any Legal Proceedings commenced or, to the Knowledge of such party, threatened against such party and/or its directors which relate to this Agreement or the Transactions, and (ii) the Company shall give Parent the opportunity to participate in the defense or settlement of any Legal Proceedings of stockholders (on their own behalf or on behalf of the Company) against the Company and/or its directors or Representatives relating to this Agreement or the Transactions at its own expense, and no such Legal Proceeding shall be settled or compromised without Parent’s prior written consent, which consent should not be unreasonably withheld, conditioned or delayed.

Section 7.14        No Amendment to Transaction Agreements. Without the prior written consent of the Special Committee (acting on behalf of the Company), Parent and Merger Sub shall not, and shall cause its respective Affiliates and members of the Parent Group not to (i) amend, modify, withdraw, waive or terminate any Transaction Agreement, or (ii) enter into or modify any other Contract relating to the Merger or the Transactions in a manner that (x) would be inconsistent with the terms of any Transaction Agreement, or (y) would or would reasonably be expected to prevent or impede, interfere with, hinder or delay (A) the consummation by Parent and Merger Sub of the Merger or any of the other Transactions or (B) the performance by each of Parent and Merger Sub of their respective obligations under this Agreement.

Section 7.15        Actions Taken at Direction or Acquiescence of Parent or Merger Sub; Knowledge of Parent and Merger Sub. Notwithstanding any other provision of this Agreement to the contrary, the Company shall not be deemed to be in breach of any representation, warranty, covenant or agreement hereunder, including, without limitation, Article IV, Article VI or this Article VII hereof, if (i) Parent, Merger Sub, or the Rollover Stockholders have actual knowledge of such breach as of the date hereof, or (ii) the alleged breach results from an action or inaction by the Company at the direction or acquiescence of Parent, Merger Sub, Rollover Stockholders, or their respective Affiliates or Representatives.

ARTICLE VIII
CONDITIONS TO THE MERGER

Section 8.1            Conditions to Each Party’s Obligation to Effect the Merger. The obligations of the Company, Parent and Merger Sub to consummate the Merger are subject to the satisfaction (or mutual waiver by the Company and Parent, if permissible under applicable Law; provided, that the conditions in Section 8.1(a) and Section 8.1(b) cannot be waived by any Person, including the Company, Parent or Merger Sub in any circumstance) of the following conditions:

(a)     the Company Stockholder Approval shall have been obtained in accordance with applicable Law and the Articles of Incorporation and Bylaws of the Company; and

(b)     no Governmental Entity of any competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Order or Law or taken any other action which is then in effect (whether temporary, preliminary or permanent) and has the effect of enjoining, restraining or otherwise prohibiting the consummation of the Merger.

Section 8.2            Conditions to the Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to effect the Merger are subject to the satisfaction (or waiver by Parent and Merger Sub) of the following conditions:

(a)     (i) Other than the representations and warranties of the Company contained in Section 4.1 (Organization), Section 4.3 (Capitalization), Section 4.4 (Authorization; Validity of Agreement; Opinion of Financial Advisor), Section 4.10 (Absence of Certain Changes) and Section 4.17 (Brokers or Finders), the representations and warranties of the Company contained in this Agreement (disregarding for the purpose of this clause (i) any limitation or qualification of “materiality” or “Company Material Adverse Effect”) shall be true and correct in all respects as of the date hereof and as of the Closing, as though made on and as of such date and time (except to the extent expressly made as of an earlier date, in which case as of such earlier date), except to the extent such failures to be true and correct, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect; and (ii) the representations and warranties set forth in Section 4.1 (Organization), Section 4.3 (Capitalization), Section 4.4 (Authorization; Validity of Agreement; Opinion of Financial Advisor), Section 4.10(Absence of Certain Changes) and Section 4.17 (Brokers or Finders) shall be true and correct in all respects (except, for de minimis inaccuracies) as of the date hereof and as of the Closing, as though made on and as of such date and time (except to the extent expressly made as of an earlier date, in which case as of such earlier date).

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(b)     the Company shall have performed all obligations and complied with all covenants, in each case in all material respects, required by this Agreement to be performed or complied with by it at or prior to the Closing;

(c)     no Company Material Adverse Effect shall have occurred and be continuing following the date of this Agreement; and

(d)     the Company shall have delivered to Parent a certificate, dated as of the Closing Date, signed by an officer of the Company, certifying to the satisfaction of the conditions specified in Section 8.2(a), Section 8.2(b), and Section 8.2(c).

Section 8.3            Conditions to Company’s Obligations to Effect the Merger. The obligations of the Company to effect the Merger are subject to the satisfaction (or waiver by Company) of the following conditions:

(a)     The representations and warranties of each of Parent and Merger Sub contained in this Agreement shall be true and correct as of the Closing Date as though made on the Closing Date (other than those representations and warranties that address matters only as of a particular date or only with respect to a specific period of time which representations and warranties need only be true and correct as of such date or with respect to such period), except where the failure of such representations and warranties of Parent or Merger Sub to be so true and correct (without giving effect to any limitation as to “materiality” or “Parent Material Adverse Effect” set forth therein), would not individually or in the aggregate, have a Parent Material Adverse Effect;

(b)     Parent and Merger Sub shall have performed all obligations and complied with all covenants, in each case in all material respects, required by this Agreement to be performed or complied with by it at or prior to the Closing; and

(c)     Each of Parent and Merger Sub shall have delivered to the Company a certificate, dated as of the Closing Date, signed by a director of each of Parent and Merger Sub, as the case may be, certifying as to the satisfaction of the conditions specified in Section 8.3(a) and Section 8.3(b).

Section 8.4            Frustration of Conditions. None of the Company, Parent or Merger Sub may rely on the failure of any condition set forth in this ARTICLE VIII to be satisfied if such failure was caused by such party’s failure to comply with this Agreement.

ARTICLE IX
TERMINATION

Section 9.1            Termination. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time (notwithstanding the adoption of this Agreement by the stockholders of the Company or Merger Sub):

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(a)          by the mutual written agreement of the Company (in accordance with Section 10.16) and Parent; or

(b)         by either the Company (in accordance with Section 10.16) or Parent:

(i)       if any Governmental Entity having competent jurisdiction shall have, enacted, issued, promulgated, enforced or entered any Law or Order which is then in effect or taken any other action, in each case, permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger and such Order or other action shall have become final and non-appealable; provided, that the right to terminate this Agreement under this Section 9.1(b)(i) shall not be available to a party whose breach of, or failure to fulfill, any of its obligations under this Agreement has been the cause of, or resulted in, the enactment, issuance, promulgation, enforcement or entry of any such Order or other action; or

(ii)    if the Company Stockholder Approval shall not have been obtained at the Stockholders’ Meeting (after taking into account any adjournment, postponement or recess thereof); or

(iii)  if the Merger shall not have occurred by December 14, 2020 (the “Termination Date”); provided, that the right to terminate this Agreement pursuant to this Section 9.1(b)(iii) shall not be available to any party whose breach of, or failure to fulfill, any of its obligations under this Agreement in any manner has been the cause of, or resulted in, the failure to consummate the Merger by the Termination Date.

(c)          by the Company (in accordance with Section 10.16),

(i)       if a breach or failure of any representation, warranty or covenant of Parent or Merger Sub set forth in this Agreement, shall have occurred, which breach or failure has given rise to the failure of a condition set forth in Section 8.1 or Section 8.3 and such breach or failure would not be capable of being cured prior to the Termination Date, or if capable of being cured, shall not have been cured within thirty (30) Business Days following the receipt by Parent or Merger Sub of written notice from the Company of such breach or failure stating the Company’s intention to terminate this Agreement pursuant to this Section 9.1(c)(i) (or such shorter period of time that remains between the date the Company provides written notice of such breach or failure and the Termination Date); provided, however, that, the Company shall not have the right to terminate this Agreement pursuant to this Section 9.1(c)(i) if it is then in material breach of this Agreement and such breach would result in any conditions to Closing set forth in Section 8.1 or Section 8.2 not being satisfied; or

(ii)    if, prior to obtaining the Company Stockholder Approval, the Board (acting upon the recommendation of the Special Committee) or the Special Committee (in accordance with Section 10.16) shall have effected a Change in Company Recommendation; provided, that concurrently with the termination of this Agreement by the Company pursuant to this Section 9.1(c)(ii), the Company pays to Parent the Company Termination Fee in immediately available funds; or

(iii)  if (A) all the conditions set forth in Section 8.1 and Section 8.2 (other than those conditions that by their nature are to be satisfied at the Closing) have been satisfied or waived, (B) the Company has irrevocably confirmed in writing to Parent that (1) all the conditions set forth in Section 8.3 have been satisfied (other than those conditions that by their nature are to be satisfied at the Closing) or that the Company is willing to waive any unsatisfied conditions in Section 8.3, and (2) the Company is prepared to consummate the Closing, and (C) Parent and Merger Sub fail to consummate the Closing within ten (10) Business Days following the date on which the Closing should have occurred pursuant to Section 2.2.

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(d)         by Parent,

(i)       if a breach or failure of any representation, warranty or covenant of the Company set forth in this Agreement shall have occurred, which breach or failure has given rise to or would reasonably be expected to give rise to the failure of a condition set forth in Section 8.1 or Section 8.2 and as a result of such breach or failure, such condition would not be capable of being satisfied prior to the Termination Date, or if capable of being cured, shall not have been cured within thirty (30) Business Days of the receipt by the Company of written notice from Parent of such breach or failure stating Parent’s intention to terminate this Agreement pursuant to this Section 9.1(d)(i) (or any shorter period of time that remains between the date Parent provides written notice of such breach or failure and the Termination Date); provided, however, that, Parent shall not have the right to terminate this Agreement pursuant to this Section 9.1(d)(i) if it is in material breach of this Agreement and such breach would result in any conditions to Closing set forth in Section 8.1 or Section 8.3 not being satisfied; or

(ii)    if, prior to obtaining the Company Stockholder Approval, the Board (acting upon the recommendation of the Special Committee) or the Special Committee (in accordance with Section 10.16) shall have effected a Change in Company Recommendation.

Section 9.2            Effect of Termination. The party terminating this Agreement pursuant to Section 9.1(b), Section 9.1(c) or Section 9.1(d), as the case may be, shall give written notice of such termination to the other party in accordance with this Agreement specifying the provision or provisions hereof pursuant to which such termination is being effected. In the event of the termination of this Agreement pursuant to Section 9.1, this Agreement shall forthwith become void, and there shall be no liability under this Agreement on the part of any party hereto; provided, however, that (i) the terms of ARTICLE IX and ARTICLE X shall survive any termination of this Agreement, and (ii) subject to Section 9.3, no party shall be relieved or released from any liabilities or damages arising out of its fraud or willful and material breach of any provision of this Agreement prior to such termination or fraud.

Section	9.3 Fees Following Termination.

(a)     The Company shall pay, or cause to be paid, to Parent an amount equal to $1,000,000 (the “Company Termination Fee”) in immediately available funds if this Agreement is terminated: (i) by the Company pursuant to Section 9.1(c)(ii), (ii) by Parent pursuant to Section 9.1(d); or (iii) by the Company or Parent pursuant to Section 9.1(b)(ii) or Section 9.1(b)(iii), if in the case of this clause (iii), at the time of such termination, a Competing Proposal shall have been made known to the Company, or shall have been publicly announced or publicly made known, and not publicly and unconditionally withdrawn prior to the earlier of the termination of this Agreement or five (5) Business Days prior to the Stockholders’ Meeting, and within twelve (12) months after such termination the Company or any of its Subsidiaries enters into a definitive agreement in connection with the same Competing Proposal referred to the above that was later consummated or consummates a Competing Transaction, provided that, for purposes of this Section 9.3(a), all references to “20%” in the definition of “Competing Transaction” shall be deemed to be references to 50%. Such payment shall be made, in the case of termination pursuant to clause (i) and (ii) above, as promptly as possible (but in any event no later than two (2) Business Days) after the date of such termination, and, in the case of termination pursuant to clause (iii) above, as promptly as possible following the consummation of the Competing Transaction mentioned in clause (iii) above. In no event shall the Company be required to pay the Company Termination Fee on more than one (1) occasion.

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(b)     Parent shall pay, or cause to be paid, to the Company an amount equal to $2,000,000 if this Agreement is terminated by the Company pursuant to Section 9.1(c)(i) or Section 9.1(c)(iii), in immediately available funds in U.S. dollars (the amount Parent is obligated to pay pursuant to this Section 9.3(b), the “Parent Termination Fee”). In no event shall the Parent be required to pay any Parent Termination Fee on more than one (1) occasion.

(c)     The Company, Parent and Merger Sub acknowledge that the agreements contained in this Section 9.3 are an integral part of the Transactions and that, without these agreements, the parties would not enter into this Agreement. The damages resulting from termination of this Agreement under circumstances where a Company Termination Fee or Parent Termination Fee is payable are uncertain and incapable of accurate calculation and therefore, the amounts payable pursuant to Section 9.3(a) or Section 9.3(b) are not a penalty but rather constitute amounts akin to liquidated damages in a reasonable amount that will compensate Parent or the Company, as the case may be, for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Transactions. In the event that the Company shall fail to pay the Company Termination Fee or Parent shall fail to pay the Parent Termination Fee, when due and in accordance with this Agreement, and, in order to obtain such payment, the Company or Parent, as the case may be, shall reimburse the other party for all reasonable and documented costs and expenses actually incurred or accrued by the other party (including reasonable fees and expenses of counsel) in connection with the collection under and enforcement of this Section 9.3, together with interest on such unpaid Company Termination Fee or Parent Termination Fee, as the case may be, commencing on the date that such overdue amount was originally required to be paid and ending on the date that such overdue amount is actually paid in full, at a rate per annum equal to the prime lending rate published in The Wall Street Journal in effect on the date such payment was required to be made. Such collection expenses shall not otherwise diminish in any way the payment obligations hereunder.

(d)     Notwithstanding anything to the contrary in this Agreement:

(i)       Parent’s right to (x) terminate this Agreement and receive the Company Termination Fee pursuant to Section 9.3(a), and (y) receive reimbursement and interest pursuant to Section 9.3(c), shall be the sole and exclusive remedy (whether at law, in equity, in contract, in tort or otherwise) of any member of the Parent Group, other than an order of specific performance pursuant to Section 10.11, against any member of the Company Related Parties for any loss or damage suffered as a result of any breach of any representation, warranty, covenant or agreement or failure to perform hereunder or other failure of the Transactions to be consummated. For the avoidance of doubt, other than an order of specific performance pursuant to Section 10.11, no member of the Company Related Parties shall have any liability for monetary damages of any kind or nature or arising in any circumstance in connection with this Agreement or any of the Transactions other than the payment of the Company Termination Fee pursuant to Section 9.3(a) and reimbursement and interest pursuant to Section 9.3(c), and in no event shall any member of the Parent Group seek, or permit to be sought, on behalf of any of them, any monetary damages from any Company Related Party in connection with this Agreement or any of the Transactions, other than from the Company to the extent provided in Section 9.3(a) and Section 9.3(c). This provision was specifically bargained for and is intended to be for the benefit of, and shall be enforceable by, each member of the Company Related Parties.

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(ii)    The Company’s right to (x) terminate this Agreement and receive the Parent Termination Fee pursuant to Section 9.3(b) and the guarantee of such obligation pursuant to the Limited Guarantee (subject to the terms, conditions and limitations thereof), and (y) receive reimbursement and interest pursuant to Section 7.7(b) and Section 9.3(c), shall be the sole and exclusive remedy (whether at law, in equity, in contract, in tort or otherwise) of any member of the Company Related Parties, other than an order of specific performance pursuant to Section 10.11, against any member of the Parent Group for any loss or damage suffered as a result of any breach of any representation, warranty, covenant or agreement or failure to perform hereunder or other failure of the Transactions to be consummated. For the avoidance of doubt, other than an order of specific performance pursuant to Section 10.11, no member of the Parent Group shall have any liability for monetary damages of any kind or nature or arising in any circumstance in connection with this Agreement or any of the Transactions other than the payment of the Parent Termination Fee pursuant to Section 9.3(b), reimbursement and interest pursuant to Section 7.7(b) and Section 9.3(c) and the obligations of the Founder to the extent provided in the Limited Guarantee, and in no event shall any member of the Company Related Parties seek, or permit to be sought, on behalf of any of them, any monetary damages from any member of the Parent Group in connection with this Agreement or any of the Transactions, other than from Parent to the extent provided in Section 7.7(b), Section 9.3(b) and Section 9.3(c) or from the Rollover Stockholders and other parties thereto pursuant to the Transaction Agreements. For the avoidance of doubt, while the Company may pursue both a grant of specific performance as and only to the extent expressly permitted by Section 10.11 and the payment of the Parent Termination Fee pursuant to Section 9.3(b), under no circumstances shall the Company (or any member of the Company Related Parties) be permitted or entitled to receive both such grant of specific performance and payment of the Parent Termination Fee (or any other money damages). This provision was specifically bargained for and is intended to be for the benefit of, and shall be enforceable by, each member of the Parent Group.

ARTICLE X
MISCELLANEOUS

Section 10.1        Amendment and Modification. Subject to applicable Law, this Agreement may be amended, modified and supplemented by written agreement of the parties hereto, by action taken by or on behalf of their respective boards of directors (or individuals holding similar positions) with the Company acting solely through the Special Committee; provided, however, that following receipt of the Company Stockholder Approval, no amendment may be made that would require further approval or authorization by the stockholders of the Company without such further approval or authorization.

Section 10.2        Nonsurvival of Representations and Warranties. Except for those covenants and agreements set forth in ARTICLE II and ARTICLE III, Section 7.4 and Section 7.5 and ARTICLE IX and this ARTICLE X, none of the representations, warranties and agreements in this Agreement or in any schedule, certificate, instrument or other document delivered pursuant to this Agreement shall survive the Effective Time or the termination of this Agreement. This Section 10.2 shall not limit any covenant or agreement contained in this Agreement that by its terms is to be performed in whole or in part after the Effective Time.

Section 10.3        Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or if by facsimile or e-mail, upon written confirmation of receipt by facsimile or e-mail, (b) on the first (1st) Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier, or (c) on the earlier of confirmed receipt or the second (2nd) Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered to the addresses set forth below (or at such other address for a party as shall be specified in a notice given in accordance with this Section 10.3):

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(a) if to Parent or Merger Sub:

Faith Dawn Limited

No. 9 Dalian North Road, Haping Road Centralized Industrial Park, Harbin Development Zone,

Heilongjiang Province, P. R. China

Attention: Jie Han

Email: chinaxd@chinaxd.net

with a copy (which shall not constitute notice) to:

O’Melveny & Myers LLP

Yin Tai Centre, Office Tower, 37th Floor

No. 2 Jianguomenwai Ave.

Chao Yang District

Beijing 100022

People's Republic of China

Attention: Ke Geng; Nima Amini

Fax: +86 10 65634201

Email: kgeng@omm.com; namini@omm.com

(b) if to the Company, to:

China XD Plastics Company Limited

No.9 Dalian North Road, Haping Road Centralized Industrial Park

Harbin Development Zone,

Heilongjiang Province

People’s Republic of China

Attention: Mr. Yu Zhang

Email: hljxd@chinaxd.net

With a copy to (which shall not constitute notice):

Hogan Lovells

11th Floor, One Pacific Place, 88 Queensway

Hong Kong Special Administrative Region

Attention: Stephanie Tang, Esq.

Fax: +852 2219 0222

Email: Stephanie.Tang@hoganlovells.com

Section 10.4        Interpretation. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

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Section 10.5        Counterparts. This Agreement may be executed in multiple counterparts, all of which shall together be considered one and the same agreement. The exchange of a fully executed Agreement (in counterparts or otherwise) by facsimile or by electronic delivery in .pdf format shall be sufficient to bind the parties to the terms and conditions of this Agreement.

Section 10.6        Entire Agreement. This Agreement, the Company Disclosure Schedule and the other Transaction Agreements, constitute the entire agreement among the parties to this Agreement with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

Section 10.7        Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, other than (a) as provided in Section 7.5 or Section 9.3(d) (which are intended to be for the benefit of the persons covered thereby and may be enforced by such persons) and (b) with respect to the Company’s stockholders and only after the Effective Time, for the provisions setting forth the right of the stockholders to receive the Merger Consideration in ARTICLE III. Each of Parent, Merger Sub and the Company hereby agrees that its representations, warranties and covenants in this Agreement are for the sole benefit of the other parties hereto. Persons other than the parties hereto may not rely on the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date hereof or as of any other date.

Section 10.8        Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic and legal substance of the Transactions is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the Transactions be consummated as originally contemplated to the fullest extent possible.

Section 10.9        Governing Law. This Agreement shall be governed and construed in accordance with the Laws of the State of Nevada applicable to contracts to be made and performed entirely therein without giving effect to the principles of conflicts of law thereof or of any other jurisdiction.

Section 10.10    Disputes.

(a)          Each of the Company, Parent and Merger Sub irrevocably agrees that any Legal Proceeding arising out of or relating to this Agreement or any of the Transactions shall be brought and determined in the courts of the State of Nevada located in Clark County, Nevada or, only if the courts of the State of Nevada located in Clark County, Nevada decline to accept or does not have jurisdiction over a particular matter, any court of the United States or any state court located in Clark County, Nevada (and each such party shall not bring any Legal Proceeding arising out of or relating to this Agreement or any of the Transactions in any court other than the aforesaid courts), and each of the Company, Parent and Merger Sub hereby irrevocably submits with regard to any such Legal Proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts. Each of the Company, Parent and Merger Sub hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any such Legal Proceeding, (i) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (ii) that it or its property is exempt or immune from jurisdiction of such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (iii) that (x) such Legal Proceeding in any such court is brought in an inconvenient forum, (y) the venue of such Legal Proceeding is improper and (z) this Agreement, the Transactions or the subject matter hereof or thereof, may not be enforced in or by such courts.

A-55

(b)         EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE OF ANY OTHER PARTIES HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTIES WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF ANY SUCH LEGAL PROCEEDINGS, (II) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 10.10(b).

Section 10.11    Specific Performance.

(a)          The parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the parties do not perform their obligations under the provisions of this Agreement (including failing to take such actions as are required of them hereunder to consummate the Transactions) in accordance with its specified terms or otherwise breach such provisions. The parties acknowledge and agree that (a) the parties shall be entitled to an injunction, specific performance, or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, without proof of damages, prior to the valid termination of this Agreement in accordance with Section 9.1, this being in addition to any other remedy to which they are entitled under this Agreement, (b) the provisions set forth in Section 9.3 (i) are not intended to and do not adequately compensate for the harm that would result from a breach of this Agreement and (ii) shall not be construed to diminish or otherwise impair in any respect any party’s right to specific enforcement and (c) the right of specific enforcement is an integral part of the Transactions contemplated by this Agreement and without that right, none of the Company, Parent, or Merger Sub would have entered into this Agreement. Each party agrees that it will not oppose the granting of specific performance and other equitable relief on the basis that the other parties have an adequate remedy at Law or that an award of specific performance is not an appropriate remedy for any reason at Law or equity. The parties acknowledge and agree that any party seeking an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with any such injunction. Until such time as the Company pays the Company Termination Fee or Parent pays the Parent Termination Fee, the remedies available to the other parties shall be in addition to any other remedy to which they are entitled to at law or in equity; provided that once the Company pays the Company Termination Fee or Parent pays the Parent Termination Fee, as the case may be, plus reimbursement and interest pursuant to Section 9.3(c), if any, the other parties shall no longer be entitled to any other remedies.

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(b)          Notwithstanding Section 10.11(a), the Company’s right to seek or obtain an injunction or injunctions, or other appropriate form of specific performance or equitable relief, in each case, with respect to causing Parent and/or Merger Sub to cause the Financing to be funded at any time and/or to effect the Closing in accordance with Section 2.2, on the terms and subject to the conditions in this Agreement, shall be subject to the satisfaction of each of the following conditions: (i) all conditions in Section 8.1 and Section 8.2 (other than those conditions that by their terms are to be satisfied at the Closing) have been satisfied or waived, (ii) Parent and Merger Sub fail to complete the Closing by the date the Closing is required to have occurred pursuant to Section 2.2 and (iii) the Company has irrevocably confirmed in writing that (A) all conditions set forth in Section 8.3 have been satisfied or that it is willing to waive any of the conditions to the extent not so satisfied in Section 8.3 and (B) if specific performance is granted and the Financing is funded, then the Closing will occur.

Section 10.12    Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of Law or otherwise) without the prior written consent of the other parties, except that Parent and Merger Sub may assign all or any of their rights and obligations hereunder to an Affiliate or to any persons providing the Debt Financing pursuant to the terms thereof (solely to the extent necessary for purposes of creating a security interest herein or otherwise assigning this Agreement or any rights hereunder as collateral in respect of such Debt Financing), provided that no such assignment shall relieve the assigning party of its obligations hereunder if such assignee does not perform such obligations. Any assignment in violation of the preceding sentence shall be void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective permitted successors and assigns.

Section 10.13    Expenses. Subject to Section 9.3, all costs and expenses incurred in connection with the Transactions, the Transaction Agreements and the consummation of the Transactions shall be paid by the party incurring such costs and expenses, whether or not the Transactions are consummated.

Section 10.14    Headings. Headings of the articles and sections of this Agreement and the table of contents, schedules and exhibits are for convenience of the parties only and shall be given no substantive or interpretative effect whatsoever.

Section 10.15    Waivers. Except as otherwise provided in this Agreement, any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party or parties entitled to the benefits thereof only by a written instrument signed by the party expressly granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

Section 10.16    Special Committee Approval. Subject to the requirements of applicable Law, any amendment, consent, waiver or other determination to be made, or action to be taken, by the Company or the Board under or with respect to this Agreement shall be made or taken at the direction and upon the approval of, and only at the direction and upon the approval of the Special Committee. The Special Committee, and only the Special Committee, may pursue any action or litigation with respect to breaches of this Agreement on behalf of the Company.

[The remainder of this page is intentionally left blank.]

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IN WITNESS WHEREOF, the Company, Parent and Merger Sub have caused this Agreement to be signed by their respective officers or directors thereunto duly authorized as of the date first written above.

CHINA XD PLASTICS COMPANY LIMITED

By:	/s/ Taylor Zhang
Name: Taylor Zhang
Title: Chief Financial Officer

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IN WITNESS WHEREOF, the Company, Parent and Merger Sub have caused this Agreement to be signed by their respective officers or directors thereunto duly authorized as of the date first written above.

FAITH DAWN LIMITED

By:	/s/ Jie Han
Name: Jie Han
Title: Director

FAITH HORIZON INC.

By:	/s/ Jie Jan
Name: Jie Han
Title: Director

A-59

Annex B

Confidential

Special Committee of the Board of Directors

China XD Plastics Company Limited

No.9 Dalian North Road, Haping Road Centralized Industrial Park

Harbin Development Zone, Heilongjiang Province

People’s Republic of China

June 15, 2020

Ladies and Gentlemen:

China XD Plastics Company Limited, a Nevada corporation (the “Company”), has engaged Duff & Phelps, LLC (“Duff & Phelps”) to serve as an independent financial advisor to the special committee of independent directors (the “Special Committee”) of the board of directors (the “Board of Directors”) of the Company (solely in their capacity as members of the Special Committee) to provide an opinion (the “Opinion”) as of the date hereof as to the fairness, from a financial point of view, to the holders of shares of common stock, par value US$0.0001 per share, of the Company (each, a “Share” or, collectively, the “Shares”), other than the Excluded Shares (as defined below), of the Merger Consideration (as defined below) to be received by such holders in the Proposed Transaction (as defined below) (without giving effect to any impact of the Proposed Transaction on any particular holder of Shares other than in its capacity as a holder of Shares).

Description of the Proposed Transaction

It is Duff & Phelps’ understanding that the Company, Faith Dawn Limited, an exempted company with limited liability incorporated under the Laws of the Cayman Islands (“Parent”), and Faith Horizon Inc., a Nevada corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), propose to enter into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of the date hereof, the latest version of which Duff & Phelps has reviewed is dated June 15, 2020. Pursuant to the Merger Agreement, among other things, Merger Sub will merge with and into the Company, whereupon Merger Sub will cease to exist, with the Company surviving the merger and becoming a wholly-owned subsidiary of Parent. In connection with such merger, each Share issued and outstanding (other than the Excluded Shares) shall be cancelled and converted into the right to receive US$1.20 per Share in cash without interest (the “Merger Consideration”) (collectively, the “Proposed Transaction”). The Proposed Transaction is subject to, among other closing conditions, a non-waivable closing condition that the Proposed Transaction shall have been approved at the Stockholders’ Meeting (as defined below), or any adjournment or postponement thereof, by the affirmative vote (in person or by proxy) of (i) the holders of a majority of the voting power of the outstanding Shares and Preferred Stocks (as defined below) entitled to vote thereon, voting together as a single class, and (ii) the holders of a majority of the outstanding Preferred Stocks entitled to vote thereon, voting as a single class. The terms and conditions of the Proposed Transaction are more fully set forth in the Merger Agreement. The terms and conditions of the Proposed Transaction are more fully set forth in the Merger Agreement. “Stockholders’ Meeting” and “Preferred Stocks” shall have the meanings set forth in the Merger Agreement.

B-1

Special Committee of the Board of Directors

China XD Plastics Company Limited

June 15, 2020

For purposes of this Opinion, (i) “Excluded Shares” shall mean, collectively, (a) Shares and Preferred Stocks held by any of Parent, Merger Sub, the Rollover Stockholders and any of their respective Affiliates (including the Rollover Shares) and (b) Shares held by the Company or any wholly owned Subsidiary of the Company (or held in the Company’s treasury); and (ii) “Rollover Stockholders”, “Rollover Shares”, “Affiliates” and “Subsidiary” shall have the meanings set forth in the Merger Agreement.

Scope of Analysis

In connection with this Opinion, Duff & Phelps has made such reviews, analyses and inquiries as it has deemed necessary and appropriate under the circumstances. Duff & Phelps also took into account its assessment of general economic, market and financial conditions, as well as its experience in securities and business valuation, in general, and with respect to similar transactions, in particular. Duff & Phelps’ procedures, investigations, and financial analysis with respect to the preparation of this Opinion included, but were not limited to, the items summarized below:

1.	Reviewed the following documents:
a.	The Company’s annual reports and audited financial statements on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the years ended December 31, 2015 through December 31, 2019 and the Company’s unaudited interim financial statements for the three months ended March 31, 2018 and March 31, 2019 included in the Company’s Form 10-Q filed with the SEC;
b.	The Company’s unaudited interim financial statements for the three months ended March 31, 2020, provided by the management of the Company;
c.	A detailed financial projection model for the Company for the years ending December 31, 2020 through December 31, 2025, prepared and provided to Duff & Phelps by the management of the Company, upon which Duff & Phelps has relied, with the Company’s and the Special Committee’s consent, in performing its analysis (collectively, the “Management Projections”);
d.	A liquidation analysis for the Company which contains, among other things, the estimated recovery rates for the Company’s assets and liabilities and the resulting value indication for the Company under a liquidation scenario, prepared and provided to Duff & Phelps by the management of the Company, upon which Duff & Phelps has relied, with the Company’s and the Special Committee’s consent, in performing its analysis (collectively, the “Liquidation Analysis”);

B-2

Special Committee of the Board of Directors

China XD Plastics Company Limited

June 15, 2020

e.	Other internal documents relating to the history, past and current operations, financial conditions, and probable future outlook of the Company, provided to Duff & Phelps by the management of the Company;
f.	A letter dated June 11, 2020 from the management of the Company, which made certain representations as to historical financial statements for the Company and the Management Projections and the underlying assumptions of such projections (the “Management Representation Letter”); and
g.	Documents related to the Proposed Transaction, including an executed version of the Merger Agreement dated June 15, 2020;
2.	Discussed the information referred to above and the background and other elements of the Proposed Transaction with the management of the Company;
3.	Discussed with the management of the Company its plans and intentions with respect to the management and operation of the Company’s business;
4.	Reviewed the historical trading price and trading volume of the Shares and the publicly traded securities of certain other companies that Duff & Phelps deemed relevant;
5.	Performed certain valuation and comparative analyses using generally accepted valuation and analytical techniques including a discounted cash flow analysis, an analysis of selected public companies that Duff & Phelps deemed relevant, an analysis of selected transactions that Duff & Phelps deemed relevant, and a Black-Scholes option pricing model analysis; and
6.	Conducted such other analyses and considered such other factors as Duff & Phelps deemed appropriate.

Assumptions, Qualifications and Limiting Conditions

In performing its analyses and rendering this Opinion with respect to the Proposed Transaction, Duff & Phelps, with the Company’s and the Special Committee’s consent:

1.	Relied upon the accuracy, completeness, and fair presentation of all information, data, advice, opinions and representations obtained from public sources or provided to it from private sources, including the management of the Company, and did not independently verify such information;
2.	Relied upon the fact that the Special Committee, the Board of Directors and the Company have been advised by counsel as to all legal matters with respect to the Proposed Transaction, including whether all procedures required by law to be taken in connection with the Proposed Transaction have been duly, validly and timely taken;

B-3

Special Committee of the Board of Directors

China XD Plastics Company Limited

June 15, 2020

3.	Assumed that any estimates, evaluations, forecasts and projections furnished to Duff & Phelps, including, without limitation, the Liquidation Analysis and the Management Projections, were reasonably prepared and based upon the best currently available information and good faith judgment of the person furnishing the same, and Duff & Phelps expresses no view or opinion with respect to such estimates, evaluations, forecasts or projections or the underlying assumptions;
4.	Assumed that information supplied and representations made by the management of the Company are accurate and not misleading in all material respects and do not omit to state a material fact in respect of the Company or the Proposed Transaction necessary to make the information accurate and not misleading in light of the circumstances under which the information was provided;
5.	Assumed that the representations and warranties made in the Merger Agreement and the Management Representation Letter are accurate in all material respects;
6.	Assumed that the final versions of all documents reviewed by Duff & Phelps in draft form conform in all material respects to the drafts reviewed;
7.	Assumed that there has been no material change in the assets, liabilities (contingent or otherwise), financial condition, results of operations, business, or prospects of the Company since the date of the most recent financial statements and other information made available to Duff & Phelps, and that there is no information or facts that would make the information reviewed by Duff & Phelps incomplete or misleading;
8.	Assumed that all of the conditions required to implement the Proposed Transaction will be satisfied and that the Proposed Transaction will be completed in accordance with the Merger Agreement without any amendments thereto or any waivers of any terms or conditions thereof; and
9.	Assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Proposed Transaction will be obtained without undue delay, limitation, restriction or condition that would have a material adverse effect on the Company or the contemplated benefits expected to be derived in the Proposed Transaction.

To the extent that any of the foregoing assumptions or any of the facts on which this Opinion is based prove to be untrue in any material respect, this Opinion cannot and should not be relied upon. Furthermore, in Duff & Phelps’ analysis and in connection with the preparation of this Opinion, Duff & Phelps has made numerous assumptions with respect to industry performance, general business, market and economic conditions and other matters, many of which are beyond the control of any party involved in the Proposed Transaction.

B-4

Special Committee of the Board of Directors

China XD Plastics Company Limited

June 15, 2020

Duff & Phelps has prepared this Opinion effective as of the date hereof. This Opinion is necessarily based upon market, economic, financial and other conditions as they exist and can be evaluated as of the date hereof, and Duff & Phelps disclaims any undertaking or obligation to (i) advise any person of any change in any fact or matter affecting this Opinion which may come or be brought to the attention of Duff & Phelps after the date hereof or (ii) update, revise or reaffirm this Opinion after the date hereof. As you are aware, the credit, financial and stock markets have been experiencing unusual volatility and we express no opinion or view as to any potential effects of such volatility on the Company or the Proposed Transaction.

Duff & Phelps did not evaluate the Company’s solvency or conduct an independent appraisal or physical inspection of any specific assets or liabilities (contingent or otherwise). Duff & Phelps has not been requested to, and did not, initiate any discussions with, or solicit any indications of interest from, third parties with respect to the Proposed Transaction, the assets, investments, businesses or operations of the Company, or any alternatives to the Proposed Transaction; however, Duff & Phelps Securities, LLC (“DPS”) conducted a market check exercise at the request of the Special Committee pursuant to the engagement letter among Duff & Phelps, DPS, the Company, and the Special Committee dated June 2, 2017 (the “2017 Engagement Letter”). Further, Duff & Phelps has not been requested to, and did not, (i) negotiate the terms of the Proposed Transaction, and therefore, Duff & Phelps has assumed that such terms are the most beneficial terms, from the Company’s perspective, that could, under the circumstances, be negotiated among the parties to the Merger Agreement and the Proposed Transaction, or (ii) advise the Special Committee or any other party with respect to alternatives to the Proposed Transaction. Duff & Phelps did not undertake an independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which the Company is or may be a party or is or may be subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which the Company is or may be a party or is or may be subject.

Duff & Phelps is not expressing any opinion as to the market price or value of the Shares (or anything else) after the announcement or the consummation of the Proposed Transaction. This Opinion should not be construed as a valuation opinion, a credit rating, a solvency opinion, an analysis of the Company’s credit worthiness, as tax advice, or as accounting advice. Duff & Phelps has not made, and assumes no responsibility to make, any representation, or render any opinion, as to any legal matter.

In rendering this Opinion, Duff & Phelps is not expressing any opinion with respect to the amount or nature of any compensation to any of the Company’s officers, directors, or employees, or any class of such persons, relative to the Merger Consideration, or with respect to the fairness of any such compensation.

This Opinion is furnished solely for the use and benefit of the Special Committee in connection with its consideration of the Proposed Transaction and is not intended to, and does not, confer any rights or remedies upon any other person, and is not intended to be used, and may not be used, by any other person or for any other purpose, without Duff & Phelps’ express consent. Duff & Phelps has consented to the inclusion of this Opinion in its entirety in any filing with the SEC made by the Company in connection with the Proposed Transaction. This Opinion (i) does not address the merits of the underlying business decision to enter into the Proposed Transaction versus any alternative strategy or transaction; (ii) does not address any transaction related to the Proposed Transaction; (iii) is not a recommendation as to how the Special Committee, the Board of Directors or any other person (including security holders of the Company) should vote or act with respect to any matters relating to the Proposed Transaction, or whether to proceed with the Proposed Transaction or any related transaction, and (iv) does not indicate that the Merger Consideration is the best possibly attainable under any circumstances; instead, it merely states whether the Merger Consideration is within or above a range suggested by certain financial analyses. The decision as to whether to proceed with the Proposed Transaction or any related transaction may depend on an assessment of factors unrelated to the financial analysis on which this Opinion is based. This Opinion should not be construed as creating any fiduciary duty on the part of Duff & Phelps to any party.

B-5

Special Committee of the Board of Directors

China XD Plastics Company Limited

June 15, 2020

This Opinion is solely that of Duff & Phelps, and Duff & Phelps’ liability in connection with this Opinion shall be limited in accordance with the terms set forth in the engagement letter among Duff & Phelps, the Company, and the Special Committee dated May 12, 2020 (the “Engagement Letter”), which superseded the 2017 Engagement Letter in its entirety. This Opinion is confidential, and its use and disclosure is strictly limited in accordance with the terms set forth in the Engagement Letter.

Disclosure of Prior Relationships

Duff & Phelps has acted as financial advisor to the Special Committee and will receive a fee for its services. No portion of Duff & Phelps’ fee is contingent upon either the conclusion expressed in this Opinion or whether or not the Proposed Transaction is successfully consummated. Pursuant to the terms of the Engagement Letter, a portion of Duff & Phelps’ fee is payable upon Duff & Phelps informing the Special Committee that it is prepared to deliver this Opinion. Pursuant to the Engagement Letter, the Company has also agreed to reimburse certain expenses of Duff & Phelps and to indemnify Duff & Phelps for certain liabilities. In addition, pursuant to the 2017 Engagement Letter, DPS provided the Special Committee with certain financial and market related advice and assistance as requested by the Special Committee in connection with the Proposed Transaction, which included conducting a market check exercise, and received a fee for such services. Other than this engagement, during the two years preceding the date of this Opinion, Duff & Phelps has not had any material relationship with any party to the Proposed Transaction for which compensation has been received or is intended to be received, nor is any such material relationship or related compensation mutually understood to be contemplated.

Conclusion

Based upon and subject to the foregoing, Duff & Phelps is of the opinion that as of the date hereof the Merger Consideration to be received by the holders of Shares (other than the Excluded Shares) in the Proposed Transaction is fair, from a financial point of view, to such holders (without giving effect to any impact of the Proposed Transaction on any particular holder of Shares other than in its capacity as a holder of Shares).

B-6

Special Committee of the Board of Directors

China XD Plastics Company Limited

June 15, 2020

This Opinion has been approved by the Opinion Review Committee of Duff & Phelps.

Respectfully submitted,

/s/ Duff & Phelps, LLC

Duff & Phelps, LLC

B-7

Annex C

RIGHTS OF DISSENTING OWNERS UNDER NEVADA LAW

NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

NRS 92A.305 “Beneficial stockholder” defined. “Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

NRS 92A.310 “Corporate action” defined. “Corporate action” means the action of a domestic corporation.

NRS 92A.315 “Dissenter” defined. “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

NRS 92A.320 “Fair value” defined. “Fair value,” with respect to a dissenter’s shares, means the value of the shares determined:

1.	Immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable;
2.	Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal; and
3.	Without discounting for lack of marketability or minority status.

NRS 92A.325 “Stockholder” defined. “Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.

NRS 92A.330 “Stockholder of record” defined. “Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.

NRS 92A.335 “Subject corporation” defined. “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the rate of interest most recently established pursuant to NRS 99.040.

NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

NRS 92A.360 Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

C-1

NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.

1.	Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before the member’s resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.
2.	Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

1.	Except as otherwise provided in NRS 92A.370 and 92A.390 and subject to the limitation in paragraph (f), any stockholder is entitled to dissent from, and obtain payment of the fair value of the stockholder’s shares in the event of any of the following corporate actions:
(a)	Consummation of a plan of merger to which the domestic corporation is a constituent entity:
(1)	If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger;
(2)	If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180; or
(3)	If the domestic corporation is a constituent entity in a merger pursuant to NRS 92A.133.
(a)	Consummation of a plan of conversion to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be converted.
(b)	Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if the stockholder’s shares are to be acquired in the plan of exchange.
(c)	Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.
(d)	Accordance of full voting rights to control shares, as defined in NRS 78.3784, only to the extent provided for pursuant to NRS 78.3793.
(e)	Any corporate action not described in this subsection pursuant to which the stockholder would be obligated, as a result of the corporate action, to accept money or scrip rather than receive a fraction of a share in exchange for the cancellation of all the stockholder’s outstanding shares, except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207. A dissent pursuant to this paragraph applies only to the fraction of a share, and the stockholder is entitled only to obtain payment of the fair value of the fraction of a share.
2.	A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, must not challenge the corporate action creating the entitlement unless the action is unlawful or constitutes or is the result of actual fraud against the stockholder or the domestic corporation.
3.	Subject to the limitations in this subsection, from and after the effective date of any corporate action described in subsection 1, no stockholder who has exercised the right to dissent pursuant to NRS 92A.300 to 92A.500, inclusive, is entitled to vote his or her shares for any purpose or to receive payment of dividends or any other distributions on shares. This subsection does not apply to dividends or other distributions payable to stockholders on a date before the effective date of any corporate action from which the stockholder has dissented. If a stockholder exercises the right to dissent with respect to a corporate action described in paragraph (f) of subsection 1, the restrictions of this subsection apply only to the shares to be converted into a fraction of a share and the dividends and distributions to those shares.

C-2

NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger; shares of stock not issued and outstanding on date of first announcement of proposed action.

1.	There is no right of dissent pursuant to paragraph (a), (b), (c) or (f) of subsection 1 of NRS 92A.380 in favor of stockholders of any class or series which is:
(a)	A covered security under section 18(b)(1)(A) or (B) of the Securities Act of 1933, 15 U.S.C. § 77r(b)(1)(A) or (B), as amended;
(b)	Traded in an organized market and has at least 2,000 stockholders and a market value of at least $20,000,000, exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10 percent of such shares; or
(c)	Issued by an open end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, 15 U.S.C. §§ 80a-1 et seq., as amended, and which may be redeemed at the option of the holder at net asset value,

Ê unless the articles of incorporation of the corporation issuing the class or series or the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provide otherwise.

2.	The applicability of subsection 1 must be determined as of:
(a)	The record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the corporate action requiring dissenter’s rights; or
(b)	The day before the effective date of such corporate action if there is no meeting of stockholders.
3.	Subsection 1 is not applicable and dissenter’s rights are available pursuant to NRS 92A.380 for the holders of any class or series of shares who are required by the terms of the corporate action to accept for such shares anything other than:
(a)	Cash;
(b)	Any security or other proprietary interest of any other entity, including, without limitation, shares, equity interests or contingent value rights, that satisfies the standards set forth in subsection 1 at the time the corporate action becomes effective; or
(c)	Any combination of paragraphs (a) and (b).
4.	There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.
5.	There is no right of dissent for any holders of stock of the parent domestic corporation if the plan of merger does not require action of the stockholders of the parent domestic corporation under NRS 92A.180.
6.	There is no right of dissent with respect to any share of stock that was not issued and outstanding on the date of the first announcement to the news media or to the stockholders of the terms of the proposed action requiring dissenter’s rights.

NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

1.	A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his or her name only if the stockholder of record dissents with respect to all shares of the class or series beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf the stockholder of record asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the partial dissenter dissents and his or her other shares were registered in the names of different stockholders.
2.	A beneficial stockholder may assert dissenter’s rights as to shares held on his or her behalf only if the beneficial stockholder:
(a)	Submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and
(b)	Does so with respect to all shares of which he or she is the beneficial stockholder or over which he or she has power to direct the vote.

NRS 92A.410 Notification of stockholders regarding right of dissent.

1.	If a proposed corporate action creating dissenter’s rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are, are not or may be entitled to assert dissenter’s rights under NRS 92A.300 to 92A.500, inclusive. If the domestic corporation concludes that dissenter’s rights are or may be available, a copy of NRS 92A.300 to 92A.500, inclusive, must accompany the meeting notice sent to those stockholders of record entitled to exercise dissenter’s rights.

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2.	If the corporate action creating dissenter’s rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders of record entitled to assert dissenter’s rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.

NRS 92A.420 Prerequisites to demand for payment for shares.

1.	If a proposed corporate action creating dissenter’s rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights with respect to any class or series of shares:
(a)	Must deliver to the subject corporation, before the vote is taken, written notice of the stockholder’s intent to demand payment for his or her shares if the proposed action is effectuated; and
(b)	Must not vote, or cause or permit to be voted, any of his or her shares of such class or series in favor of the proposed action.
2.	If a proposed corporate action creating dissenter’s rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenter’s rights with respect to any class or series of shares must not consent to or approve the proposed corporate action with respect to such class or series.
3.	A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his or her shares under this chapter.

NRS 92A.430 Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.

1.	The subject corporation shall deliver a written dissenter’s notice to all stockholders of record entitled to assert dissenter’s rights in whole or in part, and any beneficial stockholder who has previously asserted dissenter’s rights pursuant to NRS 92A.400.
2.	The dissenter’s notice must be sent no later than 10 days after the effective date of the corporate action specified in NRS 92A.380, and must:
(a)	State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;
(b)	Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;
(c)	Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not the person acquired beneficial ownership of the shares before that date;
(d)	Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered and state that the stockholder shall be deemed to have waived the right to demand payment with respect to the shares unless the form is received by the subject corporation by such specified date; and
(e)	Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

NRS 92A.440 Demand for payment and deposit of certificates; loss of rights of stockholder; withdrawal from appraisal process.

1.	A stockholder who receives a dissenter’s notice pursuant to NRS 92A.430 and who wishes to exercise dissenter’s rights must:
(a)	Demand payment;
(b)	Certify whether the stockholder or the beneficial owner on whose behalf he or she is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and
(c)	Deposit the stockholder’s certificates, if any, in accordance with the terms of the notice.
2.	If a stockholder fails to make the certification required by paragraph (b) of subsection 1, the subject corporation may elect to treat the stockholder’s shares as after-acquired shares under NRS 92A.470.
3.	Once a stockholder deposits that stockholder’s certificates or, in the case of uncertified shares makes demand for payment, that stockholder loses all rights as a stockholder, unless the stockholder withdraws pursuant to subsection 4.
4.	A stockholder who has complied with subsection 1 may nevertheless decline to exercise dissenter’s rights and withdraw from the appraisal process by so notifying the subject corporation in writing by the date set forth in the dissenter’s notice pursuant to NRS 92A.430. A stockholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the subject corporation’s written consent.

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5.	The stockholder who does not demand payment or deposit his or her certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his or her shares under this chapter.

NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

NRS 92A.460 Payment for shares: General requirements.

1.	Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment pursuant to NRS 92A.440, the subject corporation shall pay in cash to each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of the dissenter’s shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:
(a)	Of the county where the subject corporation’s principal office is located;
(b)	If the subject corporation’s principal office is not located in this State, in the county in which the corporation’s registered office is located; or
(c)	At the election of any dissenter residing or having its principal or registered office in this State, of the county where the dissenter resides or has its principal or registered office.

Ê The court shall dispose of the complaint promptly.

2.	The payment must be accompanied by:
(a)	The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year or, where such financial statements are not reasonably available, then such reasonably equivalent financial information and the latest available quarterly financial statements, if any;
(b)	A statement of the subject corporation’s estimate of the fair value of the shares; and
(c)	A statement of the dissenter’s rights to demand payment under NRS 92A.480 and that if any such stockholder does not do so within the period specified, such stockholder shall be deemed to have accepted such payment in full satisfaction of the corporation’s obligations under this chapter.

NRS 92A.470 Withholding payment for shares acquired on or after date of dissenter’s notice: General requirements.

1.	A subject corporation may elect to withhold payment from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the first date of any announcement to the news media or to the stockholders of the terms of the proposed action.
2.	To the extent the subject corporation elects to withhold payment, within 30 days after receipt of a demand for payment pursuant to NRS 92A.440, the subject corporation shall notify the dissenters described in subsection 1:
(a)	Of the information required by paragraph (a) of subsection 2 of NRS 92A.460;
(b)	Of the subject corporation’s estimate of fair value pursuant to paragraph (b) of subsection 2 of NRS 92A.460;
(c)	That they may accept the subject corporation’s estimate of fair value, plus interest, in full satisfaction of their demands or demand appraisal under NRS 92A.480;
(d)	That those stockholders who wish to accept such an offer must so notify the subject corporation of their acceptance of the offer within 30 days after receipt of such offer; and
(e)	That those stockholders who do not satisfy the requirements for demanding appraisal under NRS 92A.480 shall be deemed to have accepted the subject corporation’s offer.
3.	Within 10 days after receiving the stockholder’s acceptance pursuant to subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder who agreed to accept the subject corporation’s offer in full satisfaction of the stockholder’s demand.
4.	Within 40 days after sending the notice described in subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder described in paragraph (e) of subsection 2.

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NRS 92A.480 Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.

1.	A dissenter paid pursuant to NRS 92A.460 who is dissatisfied with the amount of the payment may notify the subject corporation in writing of the dissenter’s own estimate of the fair value of his or her shares and the amount of interest due, and demand payment of such estimate, less any payment pursuant to NRS 92A.460. A dissenter offered payment pursuant to NRS 92A.470 who is dissatisfied with the offer may reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his or her shares and interest due.
2.	A dissenter waives the right to demand payment pursuant to this section unless the dissenter notifies the subject corporation of his or her demand to be paid the dissenter’s stated estimate of fair value plus interest under subsection 1 in writing within 30 days after receiving the subject corporation’s payment or offer of payment under NRS 92A.460 or 92A.470 and is entitled only to the payment made or offered.

NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

1.	If a demand for payment pursuant to NRS 92A.480 remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded by each dissenter pursuant to NRS 92A.480 plus interest.
2.	A subject corporation shall commence the proceeding in the district court of the county where its principal office is located in this State. If the principal office of the subject corporation is not located in this State, the right to dissent arose from a merger, conversion or exchange and the principal office of the surviving entity, resulting entity or the entity whose shares were acquired, whichever is applicable, is located in this State, it shall commence the proceeding in the county where the principal office of the surviving entity, resulting entity or the entity whose shares were acquired is located. In all other cases, if the principal office of the subject corporation is not located in this State, the subject corporation shall commence the proceeding in the district court in the county in which the corporation’s registered office is located.
3.	The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Non-residents may be served by registered or certified mail or by publication as provided by law.

4.	The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
5.	Each dissenter who is made a party to the proceeding is entitled to a judgment:
(a)	For the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the subject corporation; or
(b)	For the fair value, plus accrued interest, of the dissenter’s after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

NRS 92A.500 Assessment of costs and fees in certain legal proceedings.

1.	The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.
2.	The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:
(a)	Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or
(b)	Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.
3.	If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

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4.	In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.
5.	To the extent the subject corporation fails to make a required payment pursuant to NRS 92A.460, 92A.470 or 92A.480, the dissenter may bring a cause of action directly for the amount owed and, to the extent the dissenter prevails, is entitled to recover all expenses of the suit.
6.	This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of NRS 17.117 or N.R.C.P. 68.

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Annex D

DIRECTORS AND EXECUTIVE OFFICERS OF EACH FILING PERSON

I.       Directors and Executive Officers of the Company

The Company is a holding company incorporated in the State of Nevada of the United States of America. The Company’s business address is at No. 9 Dalian North Road, Haping Road Centralized Industrial Park, Harbin Development Zone, Heilongjiang Province, the People’s Republic of China (the “PRC”), and its telephone number is +86-451-8434-6600.

The name, present principal employment, citizenship and background details of each director and executive officer of the Company are set forth below. Unless otherwise indicated, the business address of the directors and executive officers is China XD Plastics Company Limited, No. 9 Dalian North Road, Haping Road Centralized Industrial Park, Harbin Development Zone, Heilongjiang Province, PRC.

Jie Han (“Mr. Han”). Mr. Han has served as our Chairman and Chief Executive Officer since December 2008. Mr. Han co-founded Harbin Xinda Macromolecule Material Co., Ltd. (“Harbin Xinda”), the Company’s wholly owned subsidiary, has been employed by Harbin Xinda since 2004. In January 2008, Mr. Han was appointed Chairman and Chief Executive Officer of Harbin Xinda. Prior to organizing Xinda High-Tech Co., Ltd (“Xinda High-Tech”), which was founded in 2003, Mr. Han had been associated with the Harbin Xinda Nylon Factory, which he founded in 1985. With 31 years of experiences in the industry, Mr. Han is an expert in the management and financial aspects of the manufacture and distribution of modified plastic products. Mr. Han currently serves as an executive director of China Plastic Processing Industry Association and is also a director of the Heilongjiang Industry and Commerce Association. In addition, Mr. Han serves as a deputy to the Harbin Municipal People’s Congress. Mr. Han received a business management degree from the Heilongjiang Provincial Party School. Mr. Han is a citizen of the PRC.

Taylor Zhang (“Mr. Zhang”). Mr. Zhang has served as our Director and Chief Financial Officer since May 2009. Mr. Zhang has over 15 years of experience in finance and operation in a broad range of industries. From May 2008 to March 2009, Mr. Zhang served as Chief Financial Officer of Advanced Battery Technologies, Inc. From 2007 to 2008, he served as the Executive Vice President of Finance of China Natural Gas, Inc. From 2005 to 2007, Mr. Zhang worked as a research analyst in New York Private Equity. From 2000 to 2002, he was employed as Finance Manager by Datong Thermal Power Limited. He holds an MBA from University of Florida and a Bachelor’s Degree in mechanical and electronic engineering from Beijing Technology and Business University. Mr. Zhang is a citizen of the PRC.

Linyuan Zhai (“Mr. Zhai”). Mr. Zhai has served as our Independent Director since May 2009. Mr. Zhai worked for China FAW Group Corporation for 37 years. He is one of the pioneers and outstanding contributors of FAW Group’s success. Since 2000, Mr. Zhai has served as general manager of FAW Sihuan Products Co., Ltd., an automobile manufacturing company. From August 1998 to December 2000, Mr. Zhai was the manufacturing section chief at FAW Sihuan Head Office. From August 1992 to August 1998, Mr. Zhai was the factory manager at FAW Sihuan Auto Warm Air Blower Factory. In 2000, as deputy general manager, Mr. Zhai successfully led the initial public offering of Four Ring Company, a subsidiary of FAW Group, a leader in the vehicle manufacturing industry based in China. Mr. Zhai received his business management degree from Changchun University. Mr. Zhai is a citizen of the PRC.

Huiyi Chen (“Mr. Chen”). Mr. Chen has served as our Independent Director since January 2020. Mr. Chen has extensive experience in financial management in the banking industry. He has held supervisory and management positions in the Industrial and Commercial Bank of China Limited, the People’s Bank of China, and the Bank of Communication, respectively. From 2000 to 2016, Mr. Chen served as a credit officer and vice president of the Heilongjiang Branch of the Bank of Communication. He was the president of the Harbin Branch of the Bank of Communication from 1999 to 2000. From 1986 to 1999, Mr. Chen worked in the People’s Bank of China and served as the deputy director for the Heilongjiang Branch and the Shenyang Branch, the vice president for the Qiqihar Center Branch, and the vice president and the president of the Fuyu County Branch. From 1984 to 1986, Mr. Chen served as the vice president for the Industrial and Commercial Bank of China’s Fuyu County Branch. Mr. Chen graduated from Heilongjiang Banking Professional School in 1983. Mr. Chen is a citizen of the PRC.

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Guanbao Huang (“Mr. Huang”). Mr. Huang has served as our Independent Director since January 2020. Mr. Huang has been engaged in the teaching and research of polymer materials for more than twenty years. His research areas include polyester synthesis and modification, resin-based fiber reinforced materials, and cellulose processing. Mr. Huang has published more than 50 academic papers and co-authored or translated three books, and has been the associate professor of Beijing Institute of Fashion Technology since 1994. Mr. Huang’s project on “High Viscosity Polyester Chip” won the third prize of National Science and Technology Progress Award in 1993, and his project on “Disperse Dyes Atmospheric Pressure Dyeable Copolyether Ester (EDDP-1) and Fiber” won the second prize of Beijing Municipal Science and Technology Progress in 1999. In 1997, Mr. Huang received the first prize of the first Hong Kong Sang Ma Foundation Science and Technology Award. He currently served as the deputy chairman of Beijing Chaoyang District Committee, China Democratic National Construction Association, and the director for Liyang Huajing Polyester Green Catalyst Co., Ltd. and the director of Shaanxi Zhongxin Biodegradable Materials Co., Ltd. Mr. Huang is a citizen of the PRC.

Qingwei Ma (“Mr. Ma”). Mr. Ma has served as our Chief Operating Officer and Chief Technology Officer since December 2008. Mr. Ma has also served as a Director of the Board of Directors from December 2008 to January 2020. Mr. Ma has been employed as General Manager of Harbin Xinda since it was founded in 2004. Prior to joining Harbin Xinda, Mr. Ma was employed for six years by Harbin Xinda Nylon Factory as Manager of Quality Assurance, then as Manager of Research and Development, and finally as Production Manager. In 1997, Mr. Ma was awarded a bachelor’s degree by the Northern China Technology University, where he specialized in the chemical engineering of high polymers. Mr. Ma has 18 years of experiences in the modified plastics industry and contributes to our Board of Directors with such extensive experience. He also published two articles in China’s key journals in the areas of modified plastic industry. In 2001, Mr. Ma was selected as “Harbin Quality Work Advanced Enterprise and Advanced Worker” and in 2004, he was awarded the Heilongjiang First Professional Manager Qualification Certificate. One of his inventions, “compound nano modified materials dedicated to the automobile bumper,” won the “Science and Technology Progress Awards” issued by Harbin Municipality. Mr. Ma is a citizen of the PRC.

During the last five years, none of the Company or any of our directors and executive officers has been (a) convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (b) a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment or decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

II.       Directors and Executive Officers of Parent, Merger Sub and Holdco

Faith Dawn Limited (“Parent”) is an exempted company incorporated with limited liability under the laws of the Cayman Islands and its registered address is Harneys Fiduciary (Cayman) Limited, 4th Floor, Harbour Place, 103 South Church Street, P.O. Box 10240, Grand Cayman, KY1-1002, Cayman Islands. Parent is wholly owned by Holdco (as defined below) and Mr. Han, also referred herein as the Chairman, is its sole director.

Faith Horizon Inc. (“Merger Sub”) is a Nevada corporation and a wholly owned subsidiary of Faith Dawn Limited. Its registered address is 1810 E SAHARA AVE STE 215, Las Vegas, NV, 89104, USA. Merger Sub is wholly owned by Parent and Mr. Han is its sole director, President, Secretary and Treasurer.

Faith Abundant Limited (“Holdco”) is an exempted company incorporated with limited liability under the laws of the Cayman Islands. Its registered address is Harneys Fiduciary (Cayman) Limited, 4th Floor, Harbour Place, 103 South Church Street, P.O. Box 10240, Grand Cayman, KY1-1002, Cayman Islands. Mr. Han is the sole director and sole member of Holdco.

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During the last five years, none of the Parent, Merger Sub or Holdco or any of their directors or officers (where applicable) has been (a) convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (b) a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

III.       Directors and Executive Officers of the Rollover Stockholders

Jie Han (“Mr. Han”) has served as the Company’s Chairman and Chief Executive Officer since December 2008. Mr. Han co-founded Harbin Xinda Macromolecule Material Co., Ltd. (“Harbin Xinda”), the Company’s wholly owned subsidiary, has been employed by Harbin Xinda since 2004. In January 2008, Mr. Han was appointed Chairman and Chief Executive Officer of Harbin Xinda. Prior to organizing Xinda High-Tech Co., Ltd (“Xinda High-Tech”), which was founded in 2003, Mr. Han had been associated with the Harbin Xinda Nylon Factory, which he founded in 1985. With 31 years of experiences in the industry, Mr. Han is an expert in the management and financial aspects of the manufacture and distribution of modified plastic products. Mr. Han currently serves as an executive director of China Plastic Processing Industry Association and is also a director of the Heilongjiang Industry and Commerce Association. In addition, Mr. Han serves as a deputy to the Harbin Municipal People’s Congress. Mr. Han received a business management degree from the Heilongjiang Provincial Party School. Mr. Han is a citizen of the PRC.

XD. Engineering Plastics Company Limited (“Chairman SPV”) is a limited liability company organized incorporated under the laws of the British Virgin Islands and its registered address is Palm Grove House, P.O. Box 438, Road Town, Tortola, British Virgin Islands. Mr. Han is the sole director and sole member of Chairman SPV.

During the last five years, none of the Rollover Stockholders or any of their directors or officers (where applicable) has been (a) convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (b) a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

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Annex E

CHINA XD PLASTICS COMPANY LIMITED THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS annual meeting OF STOCKHOLDERS – November 5, 2020 at: 9 AM (bEIJING TIME)
CONTROL ID:
REQUEST ID:

The undersigned registered stockholder of China XD Plastics Company Limited, a Nevada corporation (the “Company”), hereby acknowledges receipt of the notice of special meeting of stockholders and proxy statement, each dated September 30, 2020, and hereby appoints the chairman of the special meeting as proxy and attorney-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the special meeting of stockholders of the Company to be held on November 5, 2020 at 9:00 a.m. (Beijing Time), at No. 9 Dalian North Road, Haping Road Centralized Industrial Park, Harbin Development Zone, Heilongjiang Province, P. R. China, and at any adjournment or adjournments thereof, and to vote all shares of common stock of the Company which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below (i) as specified by the undersigned below and (ii) in the discretion of the proxy upon such other business as may properly come before the meeting, all as set forth in the notice of special meeting and in the proxy statement furnished herewith.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/CXDC
PHONE:	1-866-752-VOTE(8683)

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SPECIAL MEETING OF THE STOCKHOLDERS OF CHINA XD PLASTICS COMPANY LIMITED			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		à	FOR	AGAINST	ABSTAIN
	To approve the Agreement and Plan of Merger, dated as of June 15, 2020, as it may be amended or supplemented from time to time (the “Merger Agreement”), by and among the Company, Faith Dawn Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands (“Parent”), and Faith Horizon Inc., a Nevada corporation and wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, upon the terms and subject to the conditions thereof, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and as a wholly owned subsidiary of Parent (the “Merger”). A copy of the Merger Agreement is attached as Annex A to the accompanying proxy statement (the “Proxy Statement”).		☐	☐	☐	CONTROL ID:
REQUEST ID:
Proposal 2		à	FOR	AGAINST	ABSTAIN
	To approve the adjournment or postponement of the Special Meeting from time to time if necessary or advisable (as determined by the Company in accordance with the terms of the Merger Agreement), including to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the then-scheduled date and time of the Special Meeting		☐	☐	☐

The proxy is also authorized to vote your shares as he or she deems appropriate, in his or her sole discretion, upon such other business as may properly be presented at the Company’s special meeting of stockholders or any adjournment or postponement thereof.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS SPECIFICALLY IDENTIFIED ABOVE.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The notice of meeting, proxy statement and proxy card are available at www.chinaxd.net.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2020

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)

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Annex F

June 15, 2020

Faith Dawn Limited

No. 9 Dalian North Road, Haping Road Centralized Industrial Park,

Harbin Development Zone,

Heilongjiang Province, P. R. China

Re: Equity Commitment Letter

Ladies and Gentlemen:

Mr. Jie Han (the “Sponsor”) is pleased to offer this commitment, subject to the terms and conditions contained in this letter agreement (“Agreement”), to purchase, or cause the purchase of, directly or indirectly, equity interests of Faith Dawn Limited, an exempted company with limited liability incorporated under the Laws of the Cayman Islands (“Parent”). Reference is made to the Agreement and Plan of Merger, to be entered into concurrently with this Agreement (as may be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, the “Merger Agreement”), by and among Parent, Faith Horizon Inc., a Nevada corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), and China XD Plastics Company Limited, a Nevada corporation (the “Company”), pursuant to which Merger Sub will be merged with and into the Company, with the Company surviving that merger on the terms and conditions set forth in the Merger Agreement (the “Merger”). In the Merger, each share of common stock, par value $0.0001 per share, of the Company (other than the Excluded Shares), will be converted into the right to receive the Merger Consideration as set forth in the Merger Agreement. This Agreement is being delivered to the Parent in connection with the execution of the Merger Agreement by the Company, Parent and Merger Sub. Capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to them in the Merger Agreement, as in effect on the date hereof.

1.                   Commitment. The Sponsor hereby agrees, upon the terms and subject to the conditions set forth herein and in the Merger Agreement, to purchase, or to cause one or more of his respective Affiliates to purchase, prior to or at the Closing, equity interests of Parent representing 10.9% of the outstanding and issued ordinary shares of Parent for an aggregate amount equal to the US$5,000,000 (the “Commitment”) in immediately available funds. The Sponsor may effect the funding of the Commitment directly or indirectly through one or more of Affiliates of the Sponsor, but the foregoing shall not relieve the Sponsor of his obligations to fund any portion of the Commitment except to the extent any of such Affiliates have actually funded such portion pursuant to and in accordance with this Agreement. The proceeds of the Commitment shall be used by Parent solely for the purpose of enabling Parent to (a) pay a portion of the aggregate Merger Consideration required to be paid by Parent and Merger Sub to consummate the Merger pursuant to and in accordance with the Merger Agreement at the time of Closing, (b) pay all other amounts required to be paid by Parent and Merger Sub pursuant to and in accordance with the Merger Agreement, (c) pay any and all fees and expenses of Parent and Merger Sub in connection with the Merger and the other transactions contemplated by the Merger Agreement, and (d) satisfy all of Parent and Merger Sub’s other payment obligations in connection with the Merger and the other transactions contemplated by the Merger Agreement (collectively, the “Transaction Costs”); provided, however, that the Sponsor shall not, under any circumstances, be obligated to purchase equity from Parent or otherwise provide any funds to Parent in an amount exceeding the amount of the Commitment.

2.                   Conditions to Funding. The Sponsor’s obligation to fund the Commitment is subject to the satisfaction or valid waiver by Parent of the conditions to Parent’s and Merger Sub’s obligations to consummate the Merger as set forth in Article VIII of the Merger Agreement (other than those conditions that by their nature are to be satisfied at the Closing, but subject to those conditions being satisfied as of such time) in accordance with the Merger Agreement. Notwithstanding the foregoing, if the Company is awarded specific performance with respect to the obligations of Parent and Merger Sub to effect the Closing pursuant to the Merger Agreement, the conditions set forth above shall be deemed satisfied.

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3.                   Termination. This Agreement, and the Sponsor’s obligation to fund the Commitment, will terminate automatically upon the earlier to occur of (a) consummation of the Closing and the payment by Parent and Merger Sub of all amounts required to be made by them under the Merger Agreement, or (b) the valid termination of the Merger Agreement in accordance with its terms; provided that, if any claim or proceeding has been commenced by the Company to seek specific performance of the obligations of Parent and Merger Sub to effect the Closing pursuant to the Merger Agreement, this Agreement and the Sponsor’s obligation to fund the Commitment shall survive until the earlier of (i) a final, non-appealable judgment from a court of competent jurisdiction in respect of such claim or proceeding (and, if determined in such judgment, payment of all amounts required to be made by Parent and Merger Sub) and (ii) the consummation of the Closing and the payment by Parent and Merger Sub of all amounts required to be made by them under the Merger Agreement. From and after the valid termination of the obligation to fund the Commitment in accordance with the preceding sentence, neither Sponsor nor any Related Party (as defined below) of the Sponsor will have any liability or obligation to any Person as a result of this Agreement.

4.                   No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, no Person other than the Sponsor shall have any liability for any obligations or liabilities hereunder and (a) no recourse hereunder shall be had against any former, current or future direct or indirect director, officer, employee, agent, partner, manager, member, security holder, Affiliate, stockholder, controlling Person, attorney or Representative of the Sponsor, as applicable, other than the Sponsor, Parent, Merger Sub or their respective successors or assigns under the Merger Agreement (a “Related Party”) or any Related Party of any of the Sponsor’s Related Parties (including without limitation, in respect of any liabilities or obligations arising under, or in connection with the Merger, the Merger Agreement and the transactions contemplated thereby or with respect to any Legal Proceeding, including without limitation, in the event that either Parent or Merger Sub breaches its obligations under the Merger Agreement and including whether or not Parent’s or Merger Sub’s breach is caused by the breach by the Sponsor of his obligations under this Agreement) whether by the enforcement of any judgment or assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable Law, and (b) no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any Related Party of the Sponsor or any Related Party of the Sponsor’s Related Parties under this Agreement or for any claim based on, in respect of, or by reason of such obligations hereunder or by their creation. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person, other than the Company (solely to the extent provided for in the first sentence of Section 6 of this Agreement), Parent, and the Sponsor, any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. For the avoidance of doubt, this Section 4 shall not in any manner limit, restrict or affect any of the Related Parties’ obligations or liabilities under (i) the Merger Agreement, (ii) that certain Equity Contribution and Voting Agreement, dated as of the date hereof, by and among Parent and Rollover Stockholders (the “Support Agreement”), or (iii) that certain limited guarantee, dated as of the date hereof, by and between the Sponsor and the Company (the “Limited Guarantee”).

5.                   Assignment; Reliance. This Agreement, Parent’s rights hereunder and the Sponsor’s obligations to fund the Commitment hereunder shall not be assignable to any other party without the prior written consent of the other parties hereto, and any attempted assignment without such consent shall be null and void and of no force and effect, except that the Sponsor may assign his obligations to fund the Commitment hereunder to the Affiliates of the Sponsor without the consent of Parent; provided, however, that notwithstanding any such assignment, the Sponsor shall remain liable to perform all of his obligations hereunder. The Sponsor acknowledges that Parent and the Company have entered into the Merger Agreement, and Parent will proceed with and consummate the Merger in reliance upon, among other things, the Sponsor’s obligation to fund the Commitment as set forth herein.

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6.                   Third Party Beneficiaries. The Company is hereby made an express third party beneficiary of this Agreement with the right to rely on the Agreement and to be entitled to specific performance to cause the Sponsor to fund his Commitment pursuant to and in accordance with Section 1 to enable Parent and Merger Sub to effect the Closing under the Merger Agreement; and, provided, further, that the right of the Company to enforce Section 1 of this Agreement pursuant to this Section 6 is subject to the terms, conditions and limitations set forth in the Merger Agreement. Except as set forth in the preceding sentence, nothing set forth in this Agreement shall be construed to confer upon or give any Person other than Parent or Merger Sub any benefits, rights or remedies under or by reason of, or any rights to enforce or cause Parent to enforce, the Commitment or any provisions of this Agreement. For the avoidance of doubt and notwithstanding anything to the contrary in any other Section of this Agreement or in the Merger Agreement, and notwithstanding that this Agreement is referred to in the Merger Agreement, no party (including any Subsidiaries and Affiliates of the Company or any of Parent’s creditors) other than Parent, Merger Sub and the Company in the limited circumstances described above, shall have any rights against the Sponsor pursuant to this Agreement.

7.                   Representations and Warranties. The Sponsor represents, warrants, and covenants to Parent that: (a) he has (and will continue to have) the requisite capacity and authority to execute and deliver this Agreement and to fulfill, to perform his obligations hereunder and to consummate the transactions contemplated hereby; (b) this Agreement has been duly and validly executed and delivered by him and constitutes a legal, valid and binding agreement of him enforceable by Parent against him in accordance with its terms (except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar Laws affecting the enforcement of creditors’ rights generally or by general principles of equity); (c) he has (and will continue to have) available funds not less than the sum of the Commitment plus the aggregate amount of all other commitments and obligations the Sponsor currently has outstanding; (d) the execution, delivery and performance by him of this Agreement do not and will not (i) violate any Laws, or (ii) result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of any benefit under, or otherwise require the consent or approval of any other Person pursuant to, any contract to which he is a party; and (e) there is no Legal Proceeding pending against him, or, to the knowledge of him, threatened against him or any other Person, that restricts or prohibits (or, if successful, would restrict or prohibit) the performance by him of his obligations under this Agreement.

8.                   Amendment and Waiver; No Modification. No amendment or waiver of any provision of this Agreement will be valid and binding unless it is in writing and signed by each party hereto and the Company. Neither this Agreement nor any provision hereof may be amended, modified, supplemented, terminated or waived except by an agreement in writing signed by each of Parent, the Sponsor and the Company.

9.                   Governing Law; Consent to Jurisdiction; Service of Process; Venue. This Agreement shall be governed and construed in accordance with the laws of the State of Nevada applicable to contracts to be made and performed entirely therein without giving effect to the principles of conflicts of law thereof or of any other jurisdiction. All claims, actions, suits and arising out of or relating to this Agreement shall be brought and determined in the Court of the State of Nevada located in Clark County, Nevada or, only if the Court of the State of Nevada located in Clark County, Nevada declines to accept or does not have jurisdiction over a particular matter, any court of the United States or any state court located in the State of Nevada (and each such party shall not bring any Legal Proceeding arising out of or relating to this Agreement in any court other than the aforesaid courts), and each of the parties hereto hereby irrevocably submits with regard to any such Legal Proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts. Each of parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any such Legal Proceeding, (i) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (ii) that it or its property is exempt or immune from jurisdiction of such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (iii) that (x) such Legal Proceeding in any such court is brought in an inconvenient forum, (x) the venue of such Legal Proceeding is improper and (z) this Agreement or the subject matter hereof or thereof, may not be enforced in or by such courts.

10.               Waiver of Jury Trial. Each party hereto hereby waives, to the fullest extent permitted by applicable Law, any right it may have to a trial by jury in respect of any suit, action or other proceeding directly or indirectly arising out of, under or in connection with this Agreement. Each party hereto (a) certifies that no Representative, agent or attorney of any other party has represented, expressly or otherwise, that such party would not, in the event of any action, suit or proceeding, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement, by, among other things, the mutual waiver and certifications in this Section 10.

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11.               Complete Agreement. This Agreement, together with the Limited Guarantee, the Support Agreement, and the Merger Agreement, contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all contemporaneous or prior agreements or understandings, both written and oral, between or among Parent or any of its Affiliates, on the one hand, and the Sponsor or any of his Affiliates, on the other hand, with respect to the subject matter hereof.

12.               Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

13.               Miscellaneous. This Agreement may be executed in any number of counterparts, as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Agreement. Facsimile signatures or signatures received as a pdf attachment to electronic mail shall be treated as original signatures for all purposes of this Agreement. This Agreement shall become effective upon its acceptance by Parent, as evidenced by the delivery to the Sponsor of a counterpart of this Agreement executed by Parent, with a copy provided to the Company. The parties hereto have participated jointly in negotiating and drafting this Agreement. If an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

[Remainder of Page Intentionally Left Blank. Signature Page to Follow.]

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IN WITNESS WHEREOF, this Agreement is executed and effective as of date first written above.

Sponsor:

JIE HAN

By:	/s/ Jie Han

ACCEPTED AND AGREED:

Faith Dawn Limited

By:	/s/ Jie Han
Name:	Jie Han
Title:	Director

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Annex G

LIMITED GUARANTEE

LIMITED GUARANTEE, dated as of June 15, 2020 (this “Limited Guarantee”), by Mr. Jie Han (the “Guarantor”), in favor of China XD Plastics Company Limited, a Nevada corporation (the “Guaranteed Party”). Reference is hereby made to that certain Agreement and Plan of Merger, dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, the “Merger Agreement”), by and among the Guaranteed Party, Faith Dawn Limited, an exempted company with limited liability incorporated under the Laws of the Cayman Islands (“Parent”), and Faith Horizon Inc., a Nevada corporation and a wholly-owned subsidiary of Parent (“Merger Sub”). Capitalized terms used herein but not otherwise defined have the meanings ascribed to them in the Merger Agreement.

1.                  LIMITED GUARANTEE.

(a)               The Guarantor hereby absolutely, irrevocably and unconditionally guarantees to the Guaranteed Party, subject to the terms and conditions set forth herein, but only up to the Maximum Amount (as defined below), 100% of Parent’s obligation (i) to pay to the Guaranteed Party the Parent Termination Fee if and when required pursuant to Section 9.3(b) of the Merger Agreement, plus (ii) the reimbursement obligations pursuant to Section 7.7(b) and Section 9.3(c) of the Merger Agreement (collectively, the “Guaranteed Obligation”), plus (iii) all costs and expenses (including attorney’s fees and expenses) reasonably incurred by the Company in connection with the enforcement of its rights under Section 10.11 (Specific Performance) of the Merger Agreement that results in a judgement against Parent, Merger Sub, the Rollover Stockholders or the Guarantor; provided that in no event shall the Guarantor’s aggregate liability under this Limited Guarantee exceed US$2,100,000 (the “Maximum Amount”), it being understood that this Limited Guarantee may not be enforced against the Guarantor without giving effect to the Maximum Amount (and to the provisions of Section 8 and Section 9). The Guaranteed Party hereby agrees that in no event shall the Guarantor be required to pay to any Person under, in respect of, or in connection with, this Limited Guarantee, an amount in excess of the Maximum Amount, and that the Guarantor shall not have any obligation or liability to the Guaranteed Party relating to, arising out of or in connection with, this Limited Guarantee, the Equity Commitment Letter, the Support Agreement or the Merger Agreement other than as expressly set forth herein. This Limited Guarantee may be enforced for the payment of money only. All payments hereunder shall be made in lawful money of the United States, or other currencies if otherwise agreed by the parties hereto, in immediately available funds.

(b)               All payments made by the Guarantor pursuant to this Limited Guarantee shall be free and clear of any deduction, offset, defense, claim or counterclaim of any kind.

(c)               The Guarantor agrees to pay on demand all reasonable and documented out-of-pocket expenses (including reasonable fees and expenses of counsel) incurred by the Guaranteed Party in connection with the enforcement of its rights hereunder in the event that (i) the Guarantor asserts in any arbitration, litigation or other proceeding that this Limited Guarantee is illegal, invalid or unenforceable in accordance with its terms and the Guaranteed Party prevails in such arbitration, litigation or other proceeding or (ii) the Guarantor fails or refuses to make any payment to the Guaranteed Party hereunder when due and payable and it is determined judicially or by arbitration that the Guarantor is required to make such payment hereunder.

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2.                  NATURE OF GUARANTEE.

The Guaranteed Party shall not be obligated to file any claim relating to the Guaranteed Obligations in the event that Parent or Merger Sub becomes subject to a bankruptcy, reorganization or similar proceeding, and the failure of the Guaranteed Party to so file shall not affect the Guarantor’s obligations hereunder. Subject to the terms hereof, the Guarantor’s liability hereunder is absolute, unconditional, irrevocable and continuing irrespective of any modification, amendment or waiver of or any consent to departure from the Merger Agreement that may be agreed to by Parent or Merger Sub (except where this Limited Guarantee is terminated in accordance with Section 8). In the event that any payment to the Guaranteed Party in respect of the Guaranteed Obligations is rescinded or must otherwise be returned for any reason whatsoever, the Guarantor shall remain liable hereunder with respect to the Guaranteed Obligations (subject to the Maximum Amount) as if such payment had not been made by the Guarantor. This Limited Guarantee is an unconditional guarantee of payment and not of collection. This Limited Guarantee is a primary obligation of the Guarantor and is not merely the creation of a surety relationship, and the Guaranteed Party shall not be required to proceed against Parent or Merger Sub first before proceeding against the Guarantor hereunder regardless whether Parent or Merger Sub is joined in any such proceeding.

3.                  CHANGES IN OBLIGATIONS, CERTAIN WAIVERS.

(a)               The Guarantor agrees that the Guaranteed Party may at any time and from time to time, without notice to or further consent of the Guarantor, extend the time of payment of any of the Guaranteed Obligations, and may also make any agreement with Parent and/or Merger Sub for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between the Guaranteed Party and Parent or Merger Sub without in any way impairing or affecting the Guarantor’s obligations under this Limited Guarantee.

(b)               The Guarantor agrees that his obligations hereunder shall not be released or discharged (except in the case where this Limited Guarantee is terminated in accordance with Section 8), in whole or in part, or otherwise affected by (i) the failure or delay on the part of the Guaranteed Party to assert any claim or demand or to enforce any right or remedy against Parent or Merger Sub, (ii) any change in the time, place or manner of payment of the Guaranteed Obligations or any rescission, waiver, compromise, consolidation or other amendment or modification of any of the terms or provisions of the Merger Agreement made in accordance with the terms thereof or any agreement evidencing, securing or otherwise executed in connection with the Guaranteed Obligations (in each case, except in the event of any amendment to the circumstances under which the Guaranteed Obligations are payable), (iii) any legal or equitable discharge or release (other than a discharge or release as a result of payment in full of the Guaranteed Obligations in accordance with their terms, a discharge or release of Parent and/or Merger Sub with respect to the Guaranteed Obligations under the Merger Agreement, or as a result of defenses to the payment of the Guaranteed Obligations that would be available to Parent and/or Merger Sub under the Merger Agreement) of any Person now or hereafter liable with respect to any of the Guaranteed Obligations or otherwise interested in the Transactions, (iv) any change in the corporate existence, structure or ownership of Parent or Merger Sub now or hereafter liable with respect to any of the Guaranteed Obligations or otherwise interested in the Transactions, (v) any insolvency, bankruptcy, reorganization or other similar proceeding affecting Parent or Merger Sub now or hereafter liable with respect to any of the Guaranteed Obligations or otherwise interested in the Transactions, (vi) the existence of any claim, set-off or other right which the Guarantor may have at any time against Parent or Merger Sub or the Guaranteed Party, whether in connection with the Guaranteed Obligations or otherwise, (vii) the adequacy of any other means the Guaranteed Party may have of obtaining payment of the Guaranteed Obligations, (viii) the addition, substitution or release of any Person now or hereafter liable with respect to the Guaranteed Obligations or otherwise interested in the Transactions, to or from this Limited Guarantee, the Merger Agreement, the Equity Commitment Letter, the Support Agreement or any related agreement or document, (ix) any change in the applicable Law of any jurisdiction, (x) any present or future action of any Governmental Entity amending, varying, reducing or otherwise affecting or purporting to amend, vary, reduce or otherwise affect, any of the obligations of Parent or Merger Sub under the Merger Agreement or of the Guarantor under this Limited Guarantee, or (xi) any other act or omission that might in any manner or to any extent vary the risk of the Guarantor or otherwise operate as a release or discharge of the Guarantor.

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(c)               To the fullest extent permitted by Law, the Guarantor hereby expressly waives any and all rights or defenses arising by reason of any Law that would otherwise require any election of remedies by the Guaranteed Party. The Guarantor waives promptness, diligence, notice of the acceptance of this Limited Guarantee and of the Guaranteed Obligations, presentment, demand for payment, notice of non-performance, default, dishonor and protest, notice of any of the Guaranteed Obligations incurred and all other notices of any kind (other than notices to Parent and/or Merger Sub pursuant to the Merger Agreement), all defenses that may be available by virtue of any valuation, stay, moratorium Law or other similar Law now or hereafter in effect, any right to require the marshalling of assets of Parent or Merger Sub, and all suretyship defenses generally. Notwithstanding anything to the contrary contained in this Limited Guarantee or otherwise, the Guaranteed Party hereby agrees that the Guarantor may assert, as a defense to, or release or discharge of, any payment or performance by the Guarantor under this Limited Guarantee, any claim, set-off, deduction, defense or release that (i) Parent or Merger Sub could assert against the Guaranteed Party under the terms of the Merger Agreement or (ii) the Guarantor could assert based on breach by the Guaranteed Party of this Limited Guarantee.

(d)               To the fullest extent permitted by applicable Law, the Guarantor hereby unconditionally and irrevocably waives and agrees not to exercise any rights that it may now have or hereafter acquire against Parent or Merger Sub that arise from the existence, payment, performance, or enforcement of the Guarantor’s obligations under or in respect of this Limited Guarantee (subject to the Maximum Amount) or any other agreement in connection therewith, including any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Guaranteed Party against Parent or Merger Sub, whether or not such claim, remedy or right arises in equity or under contract, statute or common Law, including the right to take or receive from Parent or Merger Sub, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Limited Guarantee shall have been paid in full in immediately available funds. If any amount shall be paid to the Guarantor in violation of the immediately preceding sentence at any time prior to the payment in full in immediately available funds of the Guaranteed Obligations and all other amounts payable under this Limited Guarantee (subject to the Maximum Amount), such amount shall be received and held in trust for the benefit of the Guaranteed Party, shall be segregated from other property and funds of the Guarantor and shall forthwith be paid or delivered to the Guaranteed Party in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Limited Guarantee, whether matured or unmatured, or to be held as collateral for the Guaranteed Obligations or other amounts payable under this Limited Guarantee thereafter arising. Notwithstanding anything to the contrary contained in this Limited Guarantee (but subject to Section 3(a) and Section 3(b)), the Guaranteed Party hereby agrees that to the extent Parent and Merger Sub are relieved of any of their obligations under the Merger Agreement, the Guarantor shall be similarly relieved of his corresponding obligations under this Limited Guarantee solely in respect of such relieved obligations, provided, that for the avoidance of doubt, this shall not apply to the extent that Parent and Merger Sub are relived for their obligations solely as a result of any order entered in any insolvency, bankruptcy, reorganization, dissolution, receivership or other similar proceeding affecting Parent and Merger Sub.

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(e)               The Guarantor acknowledges that it will receive substantial direct and indirect benefits from the Transactions and that the waivers set forth in this Limited Guarantee are knowingly made in contemplation of such benefits.

4.                  NO WAIVER; CUMULATIVE RIGHTS.

No failure on the part of the Guaranteed Party to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Guaranteed Party of any right, remedy or power hereunder preclude any other or future exercise of any right, remedy or power hereunder. Each and every right, remedy and power hereby granted to the Guaranteed Party or allowed it by Law or other agreements shall be cumulative and not exclusive of any other, and may be exercised by the Guaranteed Party at any time or from time to time. The Guaranteed Party shall not have any obligation to proceed at any time or in any manner against, or exhaust any or all of the Guaranteed Party’s rights against, Parent or Merger Sub liable for any of the Guaranteed Obligations prior to proceeding against the Guarantor hereunder, and the failure by the Guaranteed Party to pursue rights or remedies against Parent or Merger Sub shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of Law, of the Guaranteed Party.

5.                  REPRESENTATIONS AND WARRANTIES.

The Guarantor hereby represents and warrants that:

(a)               he has (and will continue to have) the requisite capacity and authority to execute and deliver this Limited Guarantee and to fulfill, to perform his obligations hereunder and to consummate the transactions contemplated hereby;

(b)               the execution, delivery and performance of this Limited Guarantee do not contravene any Law, regulation, rule, decree, order, judgment or contractual restriction binding on the Guarantor or his assets or properties;

(c)               except as is not, individually or in the aggregate, reasonably likely to impair or delay the Guarantor’s performance of his obligations hereunder in any material respect, all consents, approvals, authorizations, permits of, filings with and notifications to, any Governmental Entity necessary for the due execution, delivery and performance of this Limited Guarantee by the Guarantor have been obtained or made and all conditions thereof have been duly complied with; and

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(d)               assuming due execution and delivery of this Limited Guarantee and the Merger Agreement by the Guaranteed Party, this Limited Guarantee constitutes a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar Laws affecting creditors’ rights generally, and (ii) general equitable principles (whether considered in a proceeding in equity or at Law);

(e)               the Guarantor has the financial capacity to pay and perform his obligations under this Limited Guarantee, and all funds necessary for the Guarantor to fulfill his obligations under this Limited Guarantee shall be available to the Guarantor for so long as this Limited Guarantee shall remain in effect.

6.                  NO ASSIGNMENT.

Neither the Guarantor nor the Guaranteed Party may assign or delegate (except by operation of Law, merger, consolidation or otherwise) its or his rights, interests or obligations hereunder to any other person, in whole or in part, without the prior written consent of the other party hereto; provided that any such assignment or delegation shall not relieve the Guarantor of his obligations hereunder to the extent not performed by such assignee. Any assignment or delegation in violation of this Section 6 shall be null and void and of no force and effect.

7.                  NOTICES.

All notices, requests, claims, demands and other communications hereunder shall be given by the means specified in the Merger Agreement (and shall be deemed given as specified therein), as follows:

if to the Guarantor:

Jie Han

No. 9 Dalian North Road, Haping Road Centralized Industrial Park,

Harbin Development Zone,

Heilongjiang Province, P. R. China

Attention: Jie Han

Email: chinaxd@chinaxd.net

with a copy to (which shall not constitute notice):

Ke Geng, Esq.

Nima Amini, Esq.

O’Melveny & Myers LLP

Yin Tai Center, Office Tower, 37th Floor

No. 2 Jianguomenwai Ave

Chao Yang District

Beijing, 100022

People’s Republic of China

Facsimile: +86-10-6563-4201

Email: kgeng@omm.com; namini@omm.com

If to the Guaranteed Party, as provided in the Merger Agreement.

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8.                  CONTINUING GUARANTEE.

(a)               This Limited Guarantee may not be revoked or terminated and shall remain in full force and effect and shall be binding on the Guarantor, his successors and assigns until the earliest to occur of (i) all of the Guaranteed Obligations (subject to the Maximum Amount) payable under this Limited Guarantee having been paid in full by the Guarantor, (ii) the Effective Time, (iii) the termination of the Merger Agreement in accordance with its terms under circumstances in which none of the Guaranteed Obligations are payable and (iv) one year after any termination of the Merger Agreement in accordance with its terms under circumstances in which Parent and Merger Sub would be obligated to pay the Parent Termination Fee under Section 9.3(b) of the Merger Agreement if the Guaranteed Party has not presented a bona fide written claim for payment of any Guaranteed Obligation to the Guarantor by such day; provided that if the Guaranteed Party has presented such claim to the Guarantor by such date, this Limited Guarantee shall terminate upon the date such claim is finally satisfied or otherwise resolved by agreement of the parties hereto or pursuant to Section 10. The Guarantor shall have no further obligations under this Limited Guarantee following termination in accordance with this Section 8.

(b)               Notwithstanding the foregoing, in the event that the Guaranteed Party or any of its Affiliates asserts in any litigation or other proceeding relating to this Limited Guarantee (i) that the provisions of Section 1 limiting the Guarantor’s maximum aggregate liability to the Maximum Amount or that the provisions of Sections 8, 9, 10, 12, 13 or the last sentences of Section 3(c) or Section 3(d) are illegal, invalid or unenforceable in whole or in part, (ii) that the Guarantor is liable in excess of or to a greater extent than the Guaranteed Obligations or the Maximum Amount, or (iii) any theory of liability against the Guarantor or any Non-Recourse Parties (as defined below) with respect to the Merger Agreement, the Equity Commitment Letter, the Support Agreement or the Transactions or the liability of the Guarantor under this Limited Guarantee (as limited by the provisions hereof, including Section 1), other than the Retained Claims (as defined below), then (x) the obligations of the Guarantor under this Limited Guarantee shall terminate ab initio and shall thereupon be null and void, (y) if the Guarantor has previously made any payments under this Limited Guarantee, he shall be entitled to recover such payments from the Guaranteed Party, and (z) neither the Guarantor nor any Non-Recourse Parties shall have any liability whatsoever (whether at Law or in equity, whether sounding in contract, tort, statute or otherwise) to the Guaranteed Party or any of its Affiliates with respect to the Merger Agreement, the Equity Commitment Letter, the Support Agreement, the Transactions, this Limited Guarantee or any other agreement or instrument delivered in connection with this Limited Guarantee or the Merger Agreement (including the Equity Commitment Letter and the Support Agreement); provided, that if the Guarantor asserts in any litigation or other proceeding that this Limited Guarantee is illegal, invalid or unenforceable in accordance with its terms, then, to the extent the Guaranteed Party prevails in such litigation or proceeding, the Guarantor shall pay on demand all reasonable fees and expenses of the Guaranteed Party in connection with such litigation or proceeding.

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9.                  NO RECOURSE.

(a)               Notwithstanding anything to the contrary that may be expressed or implied in this Limited Guarantee or any document or instrument delivered in connection herewith, by its acceptance of the benefits of this Limited Guarantee, the Guaranteed Party agrees and acknowledges that (x) no person other than the Guarantor has any obligations hereunder, (y) the Guaranteed Party has no right of recovery under this Limited Guarantee or in any document or instrument delivered in connection herewith, or for any claim based on, in respect of, or by reason of, such obligations or their creation, against, and no personal liability shall attach to, the former, current or future equity holders, controlling persons, directors, officers, employees, agents, advisors, representatives, Affiliates (other than any assignee under Section 6), members, managers, or general or limited partners of any of the Guarantor, Parent, or Merger Sub, or any former, current or future equity holder, controlling person, director, officer, employee, general or limited partner, member, manager, Affiliate (other than any assignee under Section 6), agent, advisor, or representative of any of the foregoing (each a “Non-Recourse Party”), through Parent, Merger Sub or otherwise, whether by or through attempted piercing of the corporate (or limited partnership or limited liability company) veil, by or through theories of agency, alter ego, unfairness, undercapitalization or single business enterprise, by or through a claim by or on behalf of Parent and/or Merger Sub against any Non-Recourse Party (including any claim to enforce the Equity Commitment Letter or the Support Agreement), by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute, regulation or applicable Law, or otherwise, except for Retained Claims and (z) the only rights of recovery and claims that the Guaranteed Party has in respect of the Merger Agreement or the Transactions are its rights to recover from, and assert claims against, (i) Parent and Merger Sub under and in accordance with the Merger Agreement, (ii) the Guarantor (but not any Non-Recourse Party) under and to the extent expressly provided in this Limited Guarantee (subject to the Maximum Amount and the other limitations described herein), and (iii) the Guarantor upon exercise of the Guaranteed Party’s third party beneficiary rights under and in accordance with the Equity Commitment Letter, or the Support Agreement (claims under (i), (ii), and (iii) collectively, the “Retained Claims”).

(b)               The Guaranteed Party acknowledges the separate corporate existence of Parent and Merger Sub and acknowledges and agrees that Parent and Merger Sub have no assets other than certain contract rights and cash in a de minimis amount and that no additional funds are expected to be contributed to Parent or Merger Sub unless and until the Closing occurs.

(c)               Other than as expressly provided under the Merger Agreement, Section 12(k) of the Support Agreement and Section 4 and Section 6 of the Equity Commitment Letter, recourse against the Guarantor under and pursuant to the terms of this Limited Guarantee shall be the sole and exclusive remedy of the Guaranteed Party and all of its Affiliates against the Guarantor and the Non-Recourse Parties in respect of any liabilities or obligations arising under, or in connection with, this Limited Guarantee, the Merger Agreement, the Equity Commitment Letter, the Support Agreement or the Transactions, including by piercing of the corporate (or limited partnership or limited liability company) veil, or by a claim by or on behalf of Parent or Merger Sub. The Guaranteed Party hereby covenants and agrees that, other than with respect to the Retained Claims, it shall not, and it shall cause its Affiliates not to, institute any proceeding or bring any claim in any way under, in connection with or in any manner related to the Transactions (whether at Law or in equity, whether sounding in contract, tort, statute or otherwise) against any Non-Recourse Party. No person other than the Guarantor, the Guaranteed Party and the Non-Recourse Parties shall have any rights or remedies under, in connection with or in any manner related to this Limited Guarantee or the transactions contemplated hereby. Nothing set forth in this Limited Guarantee shall confer or give or shall be construed to confer or give to any person other than the Guaranteed Party (including any person acting in a representative capacity) any rights or remedies against any person including the Guarantor, except as expressly set forth herein. For the avoidance of doubt, none of the Guarantor, Parent, Merger Sub or their respective successors and assigns under the Merger Agreement, the Equity Commitment Letter, this Limited Guarantee shall be Non-Recourse Parties.

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10.              GOVERNING LAW; DISPUTE RESOLUTION.

(a)               This Limited Guarantee shall be interpreted, construed and governed by and in accordance with the Laws of the State of Nevada applicable to contracts to be made and performed entirely therein without giving effect to the principles of conflicts of law thereof or of any other jurisdiction. All claims, actions, suits and arising out of or relating to this Limited Guarantee shall be brought and determined in the Court of the State of Nevada located in Clark County, Nevada or, only if the Court of the State of Nevada located in Clark County, Nevada declines to accept or does not have jurisdiction over a particular matter, any court of the United States or any state court located in the State of Nevada (and each such party shall not bring any Legal Proceeding arising out of or relating to this Limited Guarantee in any court other than the aforesaid courts), and each of the parties hereto hereby irrevocably submits with regard to any such Legal Proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts. Each of parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any such Legal Proceeding, (i) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (ii) that it or its property is exempt or immune from jurisdiction of such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (iii) that (x) such Legal Proceeding in any such court is brought in an inconvenient forum, (y) the venue of such Legal Proceeding is improper and (z) this Limited Guarantee or the subject matter hereof or thereof, may not be enforced in or by such courts.

(b)               EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR OTHER PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS LIMITED GUARANTEE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS LIMITED GUARANTEE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 10(b).

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11.              COUNTERPARTS.

This Limited Guarantee may be executed in any number of counterparts (including by e-mail of PDF or scanned versions or facsimile), each such counterpart when executed being deemed to be an original instrument, and all such counterparts shall together constitute one and the same agreement.

12.              NO THIRD PARTY BENEFICIARIES.

Except as provided in Section 9, the parties hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other party hereto, in accordance with and subject to the terms of this Limited Guarantee, and this Limited Guarantee is not intended to, and does not, confer upon any person other than the parties hereto any rights or remedies hereunder, including, the right to rely upon the representations and warranties set forth herein.

13.              SPECIFIC PERFORMANCE.

The parties hereto agree that irreparable damages would occur in the event any provision of this Limited Guarantee were not performed in accordance with the terms hereof by the parties and that money damages or other legal remedies would not be an adequate remedy for such damages. Accordingly, the parties hereto acknowledge and hereby agree that in the event of any breach by the Guarantor, the Guaranteed Party shall be entitled to specific performance of the terms hereof, including an injunction or injunctions to prevent breaches of this Limited Guarantee, in addition to any other remedy at Law or equity. The Guarantor (i) waives any defenses in any action for an injunction or other appropriate form of specific performance or equitable relief, including the defense that a remedy at Law would be adequate and (ii) waives any requirement under any Law to post a bond or other security as a prerequisite to obtaining an injunction or other appropriate form of specific performance or equitable relief.

14.              MISCELLANEOUS.

(a)               This Limited Guarantee, together with the Merger Agreement (including any schedules, exhibits and annexes thereto and any other documents and instruments referred to thereunder, including the Equity Commitment Letter and the Support Agreement) contains the entire agreement between the parties relative to the subject matter hereof and supersedes all prior agreements and undertakings between the parties with respect to the subject matter hereof. No modification or waiver of any provision hereof shall be enforceable unless approved by the Guaranteed Party and the Guarantor in writing.

(b)               Any term or provision hereof that is prohibited or unenforceable in any jurisdiction shall be, as to such jurisdiction, ineffective solely to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction; provided, however, that this Limited Guarantee may not be enforced without giving effect to the limitation of the amount payable hereunder to the Maximum Amount and the provisions of Sections 8 and 9 and this Section 14(b).

(c)               The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Limited Guarantee. When a reference is made in this Limited Guarantee to a Section, such reference shall be to a Section of this Limited Guarantee unless otherwise indicated. The word “including” and words of similar import when used in this Limited Guarantee will mean “including, without limitation,” unless otherwise specified.

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(d)               Each of the parties hereto acknowledges that each party and its respective counsel have reviewed this Limited Guarantee and that any rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Limited Guarantee.

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IN WITNESS WHEREOF, the Guarantor has executed and delivered this Limited Guarantee as of the date first written above by its director or officer thereunto duly authorized.

GUARANTOR

JIE HAN

By: /s/ Jie Han

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IN WITNESS WHEREOF, the Guaranteed Party has caused this Limited Guarantee to be executed and delivered as of the date first written above by its officer thereunto duly authorized.

GUARANTEED PARTY

China XD Plastics Company Limited

By: /s/ Taylor Zhang
Name: Taylor Zhang
Title: Chief Financial Officer

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Annex H

EQUITY CONTRIBUTION and voting AGREEMENT

This EQUITY CONTRIBUTION AND VOTING AGREEMENT (this “Agreement”), is made and entered into as of June 15, 2020 by and among Faith Dawn Limited, an exempted company with limited liability incorporated under the Laws of the Cayman Islands (“Parent”), and certain stockholders of China XD Plastics Company Limited, a Nevada corporation (the “Company”), listed on Schedule A hereto (each, a “Rollover Stockholder” and collectively, the “Rollover Stockholders”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Merger Agreement (as defined below).

RECITALS

WHEREAS, concurrently herewith, Parent, Faith Horizon Inc., a Nevada corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), and the Company are entering into an Agreement and Plan of Merger (as may be revised, amended, restated and supplemented from time to time, the “Merger Agreement”) pursuant to which, among other things, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Merger”);

WHEREAS, as of the date hereof, each Rollover Stockholder is a “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of certain shares of common stock, par value $0.0001 per share, of the Company (the “Common Shares”), certain shares of series B preferred stock, par value $0.0001 per share (the “Series B Preferred Shares”, collectively with the Common Shares, the “Shares”), as set forth opposite such Rollover Stockholder’s name in column (B) of Schedule A hereto (with respect to each Rollover Stockholder, subject to adjustment as contemplated by Section 5(b), the “Rollover Shares”) (the Rollover Shares, together with any other Shares acquired (whether beneficially or of record) by such Rollover Stockholder after the date hereof and prior to the Effective Time, including any Shares and Equity Interests acquired by means of purchase, as a result of stock dividend or distribution, stock split, recapitalization, combination or reclassification, or issued or received upon vesting or the exercise of any options, restricted shares or warrants or the conversion/exchange of any convertible/exchangeable securities or otherwise, being collectively referred to herein as the “Securities”);

WHEREAS, in connection with the consummation of the transactions contemplated by the Merger Agreement including the Merger (the “Transaction”), each Rollover Stockholder desires to (i) contribute their respective Securities to Parent directly or indirectly in exchange for newly issued ordinary shares of Parent, par value $0.01 per share immediately prior to the Closing (the “Parent Shares”), and (ii) vote his or its Securities at the Stockholders’ Meeting in favor of the Merger, in each case upon the terms and conditions set forth herein;

WHEREAS, as a result of such contribution by the Rollover Stockholders, Parent would beneficially own approximately 50.1% of the total outstanding Shares and approximately 69.6% of the voting powers of the Company on a fully diluted basis;

WHEREAS, in connection with the consummation of the transactions contemplated by the Merger Agreement and pursuant to an equity commitment letter, dated as of June 15, 2020 (the “Equity Commitment Letter”), between Mr. Jie Han, (the “Sponsor”), and Parent, and a subscription agreement to be entered into by the Sponsor and Parent, upon the terms and subject to the conditions of the Equity Commitment Letter and such subscription agreement, the Sponsor will contribute, or cause to be contributed, as an equity contribution to Parent, an aggregate amount equal to US$5,000,000 in exchange for Parent Shares, constituting a 10.9% of the voting rights in Parent immediately after the Contribution Closing;

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WHEREAS, receipt of the Company Stockholder Approval is a condition to the consummation of the Merger;

WHEREAS, in order to induce Parent and Merger Sub to enter into the Merger Agreement and consummate the transactions contemplated thereby, including the Merger, the Rollover Stockholders are entering into this Agreement; and

WHEREAS, each Rollover Stockholder acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance on the representations, warranties, covenants and other agreements of such Rollover Stockholder set forth in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Parent and each Rollover Stockholder, intending to be legally bound hereby, agree as follows:

1.                   Contribution of Securities by Rollover Stockholders to Parent. Upon the terms and subject to the conditions set forth herein, immediately prior to the Closing and without further action by the Rollover Stockholders (except as described in Section 4 below), all of each Rollover Stockholder’s right, title and interest in and to the Securities shall be contributed, assigned, transferred and delivered to Parent, free and clear of all Liens (other than any Liens arising by reason of the Merger Agreement or this Agreement).

2.                   Issuance of Parent Shares. In consideration of the contribution, assignment, transfer and delivery of the Securities to Parent pursuant to Section 1 of this Agreement, Parent shall issue Parent Shares in the name of each Rollover Stockholder (or in the name of a party as designated by such Rollover Stockholder in writing and agreed by Parent before the Contribution Closing) in the amounts set forth opposite such Rollover Stockholder’s name in column (D) of Schedule A hereto. Each Rollover Stockholder hereby acknowledges and agrees that (a) the value of the Parent Shares issued to such Rollover Stockholder or his or its designated Affiliate is equal to (x) the total number of Shares contributed by such Rollover Stockholder multiplied by (y) the per Share Merger Consideration under the Merger Agreement, (b) delivery of such Parent Shares shall constitute complete satisfaction of all obligations towards or sums due to such Rollover Stockholder by Parent with respect to the applicable Securities, and (c) on receipt of such Parent Shares, such Rollover Stockholder shall have no right to other consideration against the Parent with respect to the Securities contributed to Parent by such Rollover Stockholder.

3.                   Closing. Subject to the satisfaction in full (or waiver, if permissible) of all of the conditions set forth in Section 8.1, Section 8.2 and Section 8.3 of the Merger Agreement (other than conditions that by their nature are to be satisfied or waived, as applicable, at the Closing), the closing of the contribution and exchange of issuance of Parent Shares contemplated hereby (the “Contribution Closing”) shall take place immediately prior to the Closing.

4.                   Deposit of Rollover Shares. No later than three (3) Business Days prior to the Contribution Closing, each Rollover Stockholder or any agent of such Rollover Stockholder shall deliver or cause to be delivered to Parent, for disposition in accordance with the terms hereof, (a) duly executed stock power for his or its Rollover Shares to Parent or as Parent may direct in writing, in form reasonably acceptable to Parent, and (b) share certificates, if any, representing his or its Rollover Shares (the “Rollover Shares Documents”) for disposition in accordance with the terms hereof. The Rollover Shares Documents shall be held by Parent or any agent authorized by Parent until the Contribution Closing.

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5.                   Irrevocable Election.

(a)                The execution of this Agreement by each Rollover Stockholder evidences, subject to Section 10, the irrevocable election and agreement by such Rollover Stockholder to contribute his or its respective Securities in exchange for Parent Shares at the Contribution Closing on the terms and conditions set forth herein. In furtherance of the foregoing, each Rollover Stockholder covenants and agrees, jointly and severally, that from the date hereof until the Expiration Time (as defined below), except as expressly contemplated under this Agreement or the Merger Agreement, such Rollover Stockholder shall not, directly or indirectly, (i) sell (constructively or otherwise), transfer, tender in any tender or exchange offer, offer to sell, give, pledge, encumber, hypothecate, assign, grant any option for the sale of or otherwise transfer or dispose of (by merger, testamentary disposition, operation of law or otherwise), or enter into any agreement, arrangement or understanding to sell or otherwise transfer or dispose of (by merger, testamentary disposition, operation of law or otherwise), an interest in any Securities (“Transfer”), either voluntarily or involuntarily, or permit the Transfer by any of his or its Affiliates of an interest in any Securities, (ii) enter into any Contract, undertaking or understanding with respect to a Transfer or limitation on voting rights of any of the Securities, or any right, title or interest thereto or therein, including, any swap transaction, option, warrant, forward purchase or sale transaction, futures transaction, cap transaction, floor transaction, collar transaction or any other similar transaction (including any option with respect to any such transaction) or combination of any such transactions, in each case involving any Securities, and (x) has, or would reasonably be expected to have, the effect of reducing or limiting such Rollover Stockholder’s economic interest in such Securities and/or (y) grants a third party the right to vote or direct the voting of such Securities (any such transaction, a “Derivative Transaction”), (iii) deposit any Securities into a voting trust or grant any proxy or enter into a voting agreement, power of attorney or voting trust with respect to any Securities, (iv) take any action that would make any representation or warranty of such Rollover Stockholder set forth in this Agreement or any representation or warranty of Parent set forth in the Merger Agreement and this Agreement untrue or incorrect or could reasonably be expected to have the effect of preventing, disabling or delaying such Rollover Stockholder from performing his or its obligations under this Agreement or that is intended, or would reasonably be expected, to impede, frustrate, interfere with, delay, postpone, adversely affect or prevent the consummation of the Merger or the other transactions contemplated by the Merger Agreement or this Agreement or the performance by Parent of any of its obligations under this Agreement or the Merger Agreement, or by any Rollover Stockholders from performing any of his or its obligations under this Agreement, (v) exercise, convert or exchange, or take any action that would result in the exercise, conversion or exchange, of any Securities, (vi) tender any Securities into any tender or exchange offer, or (vii) agree (whether or not in writing) to take any of the actions referred to in the foregoing clauses (i) through (vii). Any purported Transfer, or other action, in violation of this paragraph shall be null and void.

(b)                Each Rollover Stockholder covenants and agrees, jointly and severally, that such Rollover Stockholder shall promptly (and in any event within forty eight (48) hours) notify Parent and the Company of any new Shares with respect to which beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) is acquired by such Rollover Stockholder, including, without limitation, by purchase, as a result of a share dividend, share split, recapitalization, combination, reclassification, exchange or change of such shares, or upon exercise, conversion or exchange of any securities of the Company, if any, after the date hereof. Any such Shares shall automatically become subject to the terms of this Agreement as Rollover Shares, and Schedule A shall be deemed amended accordingly.

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(c)                Each Rollover Stockholder hereby acknowledges and agrees that, regardless of whether such party contributes its Rollover Shares to Parent on the date of Contribution Closing or receives any Parent Shares, such party shall have no right to receive any Merger Consideration with respect to any Excluded Share.

(d)                Each Rollover Stockholder hereby waives any and all of his/its dissenter's rights in connection with the Transaction with respect to any and all Securities beneficially owned by him/it. Parent hereby irrevocably and unconditionally waives any and all dissenter's rights in connection with the Transactions with respect to any and all Securities to be contributed to it pursuant to this Agreement or otherwise beneficially owned by Parent immediately prior to or at the Effective Time.

6.                   Representations and Warranties of the Rollover Stockholders. In consideration of Parent accepting the Securities, each Rollover Stockholder makes the following representations and warranties, jointly and severally, to Parent, each and all of which shall be true and correct as of the date of this Agreement and as of the Contribution Closing, and shall survive the execution and delivery of this Agreement:

(a)                Ownership of Shares. Such Rollover Stockholder is the beneficial owner of, and has good and valid title to, his or its respective Securities, free and clear of Liens other than as created by this Agreement. Such Rollover Stockholder has sole voting power, sole power of disposition, sole power to demand dissenter’s rights (if applicable) and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of his or its Securities, with no limitations, qualifications, or restrictions on such rights, subject to applicable securities Laws, Nevada Laws, Laws of the People’s Republic of China and the terms of this Agreement. As of the date hereof, other than the Rollover Shares and other securities listed on Schedule A hereof, such Rollover Stockholder does not own, beneficially or of record, any securities of the Company and any direct or indirect interest in any such securities (including by way of derivative securities). Such Rollover Stockholder’s Securities are not subject to any voting trust agreement or other Contract to which such Rollover Stockholder is a party restricting or otherwise relating to the voting or Transfer of the Securities other than this Agreement. Such Rollover Stockholder has not appointed or granted any proxy or power of attorney that is still in effect with respect to any of his or its Securities, except as contemplated by this Agreement. Such Rollover Stockholder has not Transferred any interest in any of his/its Securities pursuant to any Derivative Transaction. Except as described herein, there are no options, warrants or other rights, agreements, arrangements or commitments of any character to which such Rollover Stockholder is a party relating to the pledge, disposition or voting of any of the Securities.

(b)                Capacity. Such Rollover Stockholder has legal capacity to execute and deliver this Agreement and to perform his or its obligations hereunder, subject to applicable securities Laws and the terms of this Agreement. This Agreement has been duly and validly executed and delivered by such Rollover Stockholder and, assuming due authorization, execution and delivery by Parent and the other Rollover Stockholders, constitutes a legal, valid and binding obligation of such Rollover Stockholder, enforceable against such Rollover Stockholder in accordance with its terms, except as enforcement may be limited by applicable bankruptcy or similar Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at Law).

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(c)                Consents and Approvals; No Violations. Except for the applicable requirements of the Exchange Act, the Securities Act, any other U.S. federal or state securities Laws, the rules and regulations of NASDAQ and Nevada Laws, (i) no filing with, and no permit, authorization, consent or approval of, any Governmental Entity is necessary on the part of such Rollover Stockholder for the execution, delivery and performance of this Agreement by such Rollover Stockholder or the consummation by such Rollover Stockholder of the transactions contemplated hereby; and (ii) neither the execution, delivery or performance of this Agreement by such Rollover Stockholder nor the consummation by such Rollover Stockholder of the transactions contemplated hereby, nor compliance by such Rollover Stockholder with any of the provisions hereof shall (A) require the consent or approval of any other Person pursuant to any Contract binding on such Rollover Stockholder or his or its properties or assets, (B) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on property or assets of such Rollover Stockholder pursuant to any Contract to which such Rollover Stockholder is a party or by which such Rollover Stockholder or any property or asset of such Rollover Stockholder is bound or affected, (C) violate any Law applicable to such Rollover Stockholder or such Rollover Stockholder’s properties or assets or (D) conflict with or violate any provision of the organizational documents of any such Rollover Stockholder which is an entity.

(d)                No Litigation. There is no Legal Proceeding pending against such Rollover Stockholder or, to the knowledge of such Rollover Stockholder, any other Person or, to the knowledge of such Rollover Stockholder, threatened against such Rollover Stockholder or any other Person, in each case that restricts or prohibits (or, if successful, would restrict or prohibit) the performance by such Rollover Stockholder of his or its obligations under this Agreement.

(e)                Reliance. Such Rollover Stockholder understands and acknowledges that Parent, Merger Sub and the Company are entering into the Merger Agreement in reliance upon such Rollover Stockholder’s execution, delivery and performance of this Agreement and the representations and warranties of such Rollover Stockholder contained herein.

(f)                 Receipt of Information. Such Rollover Stockholder has been afforded the opportunity to ask such questions as he or it has deemed necessary of, and to receive answers from, representatives of Parent concerning the terms and conditions of the transactions contemplated hereby and the merits and risks of owning the Parent Shares, including (i) the transactions contemplated by the Merger Agreement and (ii) the calculation and determination of the number and value of Parent Shares to be received by such Rollover Stockholder pursuant to this Agreement. Such Rollover Stockholder acknowledges that he or she has been advised to discuss with his or its own counsel the meaning and legal consequences of such Rollover Stockholder’s representations and warranties in this Agreement and the transactions contemplated hereby.

(g)                Purchase Entirely For Own Account. Such Rollover Stockholder hereby confirms that the Parent Shares to be acquired by such Rollover Stockholder will be acquired for investment for such Rollover Stockholder’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Rollover Stockholder has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, such Rollover Stockholder further represents that such Rollover Stockholder does not presently have any Contract, understanding or undertaking with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of his or its Securities.

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(h)                Restricted Securities. Such Rollover Stockholder understands that the Parent Shares have not been, and will not be, registered under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Rollover Stockholder’s representations as expressed herein. Such Rollover Stockholder understands that the Parent Shares will constitute “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, such Rollover Stockholder must hold the Parent Shares indefinitely unless they are registered with the U.S. Securities and Exchange Commission for resale by such Rollover Stockholder and qualified by U.S. state authorities, or an exemption from such registration and qualification requirements is available. Such Rollover Stockholder acknowledges that Parent has no obligation to register or qualify the Parent Shares for resale. Such Rollover Stockholder further acknowledges that, if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the availability of public information, time and manner of sale and the holding period for the Parent Shares, and on requirements relating to Parent which are outside of the Rollover Stockholder’s control, and which Parent is under no obligation and may not be able to satisfy.

(i)                 No Public Market. Such Rollover Stockholder understands that no public market now exists for the Parent Shares, and that Parent has made no assurances that a public market will ever exist for the Parent Shares.

(j)                 Legends. Such Rollover Stockholder understands that the Parent Shares, and any securities issued in respect of or exchange for the Parent Shares, may be notated with any legend required by the securities Laws of any Governmental Entity to the extent such Laws are applicable to the Parent Shares represented by the certificate, instrument, or book entry so legended.

(k)                Accredited Investor. Such Rollover Stockholder is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

(m)              No Inducements. None of Parent or any other Person has made any oral or written representation, inducement, promise or agreement to such Rollover Stockholder in connection with the subject matter of this Agreement and the transactions contemplated by this Agreement, other than as expressly set forth in this Agreement.

7.                   Representations and Warranties of Parent. Parent represents and warrants to each Rollover Stockholder that as of the date hereof and as of the Contribution Closing:

(a)                Organization, Standing and Authority. Parent is duly incorporated, validly existing and in good standing under the Laws of the jurisdiction of its formation and has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly and validly executed and delivered by Parent and the execution, delivery and performance of this Agreement by Parent and the consummation of the Transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent and no other corporate actions or proceedings on the part of Parent are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. Assuming due authorization, execution and delivery by the Rollover Stockholders, constitutes a legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at Law).

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(b)                Consents and Approvals; No Violations. Except for the applicable requirements of the Exchange Act, (i) no filing with, and no permit, authorization, consent or approval of, any Governmental Entity is necessary on the part of Parent for the execution, delivery and performance of this Agreement by Parent or the consummation by Parent of the transactions contemplated hereby; and (ii) neither the execution, delivery or performance of this Agreement by Parent nor the consummation by Parent of the transactions contemplated hereby nor compliance by Parent with any of the provisions hereof shall (A) require the consent or approval of any other Person pursuant to any Contract binding on Parent or its properties or assets, (B) conflict with or violate any provision of the organizational documents of Parent, (C) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on such property or asset of Parent pursuant to, any Contract to which Parent is a party or by which such Parent or any property or asset of Parent is bound or affected, or (D) violate any Law or Order applicable to Parent or any of Parent’s properties or assets.

(c)                Issuance of Parent Shares. The Parent Shares will be duly authorized, validly issued, fully paid and nonassessable, and free and clear of all Liens when issued.

8.                   Other Covenants and Agreements.

Each of the parties hereto agrees to use its or his commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Law to (i) convey, transfer to and vest in Parent, and to put Parent in possession of, all of the applicable Securities in accordance with the terms of this Agreement, and (ii) to consummate and make effective any other transactions contemplated by this Agreement, including providing information and using commercially reasonable efforts to obtain all necessary or appropriate waivers, consents and approvals, and effecting all necessary registrations and filings.

9.                   Disclosure. Each Rollover Stockholder (i) consents to and authorizes the publication and disclosure by the Company, Parent or its Affiliates of such Rollover Stockholder’s identity and ownership of the Shares and the existence and terms of this Agreement (including, for the avoidance of doubt, the disclosure of this Agreement) and any other information, in each case, that Parent or the Company reasonably determines in its good faith judgment is required to be disclosed by Law in any press release, the Proxy Statement (including all documents filed with the SEC in accordance with therewith) and any other disclosure documents in connection with the Merger Agreement and any filings with or notices to any Governmental Entity in connection with the Merger Agreement (or the transactions contemplated thereby), and (ii) agrees to promptly give to Parent or its Affiliates any information they may reasonably request concerning such Rollover Stockholder for the preparation of any such documents.

10.               Termination. This Agreement and the obligations of the Rollover Stockholders hereunder will terminate immediately upon the valid termination of the Merger Agreement in accordance with its terms; provided, that the provisions set forth in Section 9, this Section 10 and Section 12 shall survive the termination of this Agreement; provided, further, that each Rollover Stockholder shall continue to have liability for breaches of this Agreement prior to the termination of this Agreement. If for any reason the Merger contemplated by the Merger Agreement fails to occur but the Contribution Closing has already taken place, then Parent shall promptly return the Rollover Shares Documents to each of the Rollover Stockholders at his or its address set forth in Section 12(h)(B) and take all such actions as are necessary to restore each such Rollover Stockholder to the position he or it was in with respect to ownership of the Rollover Shares prior to the Contribution Closing.

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11.               Voting of the Securities.

(a)                Each Rollover Stockholder hereby irrevocably and unconditionally agrees, jointly and severally, that, during the period commencing on the date hereof and continuing until the earliest to occur of (a) the Effective Time and (b) the valid termination of the Merger Agreement in accordance with its terms (the “Expiration Time”), at any meeting of the Company’s stockholders, however called, and at any adjournment thereof, or in any other circumstances where any vote, consent or other approval is taken in respect of the Merger Agreement (including any written resolution of the Company’s stockholders in connection with the Merger Agreement and/or any transactions contemplated thereby, including the Merger), such Rollover Stockholder shall, and shall cause his or its Affiliates to: (i) in the case of a meeting, appear at such meeting or otherwise cause its Securities to be counted as present for purposes of calculating a quorum and ensure any vote at such meeting be a poll vote; and (ii) vote or otherwise cause to be voted (including by proxy or written resolution, if applicable) all of his or its Securities (A) in favor of the authorization and approval of the Merger Agreement, and the Articles of Merger (to the extent applicable) and any related action reasonably required in furtherance thereof,(B) against the approval of any other proposal or offer regarding a Competing Transaction or any action contemplated by a Competing Proposal, or any other transactions, proposal, agreement or action made in opposition to the approval of the Merger Agreement or in competition or inconsistent with the Transactions, including the Merger, (C) against any other action, agreement or transaction that is intended, that could reasonably be expected, or the effect of which could reasonably be expected, to impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other transactions contemplated by the Merger Agreement or this Agreement or the performance by such Rollover Stockholder , including without limitation, (i) any extraordinary corporate transaction, such as a scheme of arrangement, merger, consolidation or other business combination involving the Company or any of its Subsidiaries (other than the Merger), (ii) a sale, lease or transfer of any material assets of the Company or any Subsidiary or a reorganization, recapitalization or liquidation of the Company or any Subsidiary, (iii) an election of new members to the board of directors of the Company, other than nominees to the board of directors of the Company who are serving as directors of the Company on the date of this Agreement or as otherwise provided in the Merger Agreement, (iv) any material change in the present capitalization or dividend policy of the Company or any amendment or other change to the Company’s articles of incorporation or bylaws, or (v) any other action that would require the consent of Parent pursuant to the Merger Agreement, except if consented to in writing by Parent under the Merger Agreement, (D) against any action, proposal, transaction or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement, or of such Rollover Stockholder or Parent contained in this Agreement, (E) in favor of any adjournment or postponement of the Stockholders’ Meeting or any annual or special meeting of the stockholders of the Company, however called, at which any of the matters described in clause (A) – (E) hereof is to be considered (and any adjournment or postponement thereof) as may be requested by Parent or the Company in order to consummate the Transactions, including the Merger, and (F) in favor of any other matter necessary or reasonably requested by Parent to effect the Transactions.

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(b)                Each Rollover Stockholder hereby irrevocably appoints Parent and any other designee of Parent, each of them individually, such Rollover Stockholder’s irrevocable (for the period commencing on the date hereof and continuing until termination of this Agreement in accordance with its terms) proxy and attorney-in-fact (with full power of substitution) to vote or cause to be voted (including by proxy or written resolution, if applicable) his or its respective Securities in accordance with Section 11(a) above at the Stockholders’ Meeting or other annual or special meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, at which any of the matters described Section 11(a) hereof is to be considered, in each case prior to the Expiration Time. Each Rollover Stockholder affirms that the irrevocable proxy set forth in this Section  11(b) is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Rollover Stockholder under this Agreement. Each Rollover Stockholder intends this proxy to be irrevocable (until the termination date, as described below) and coupled with an interest and will take such further actions or execute such other instruments (including any proxies circulated by the Company for any meetings of stockholders of the Company) as may be necessary to effectuate the intent of this proxy, and hereby revokes any proxy previously granted by such Rollover Stockholder with respect to the Securities. If for any reason the proxy granted herein is not irrevocable, then each Rollover Stockholder agrees to vote his or its Securities in accordance with Section  11(a) above as instructed by Parent, or any other designee of Parent, in writing prior to the termination of this Agreement in accordance with its terms.  The parties hereto agree that the foregoing is a voting agreement. The irrevocable proxy granted pursuant to this Section 11(b) shall terminate on the Expiration Time.

12.               Miscellaneous.

(a)                Entire Agreement. This Agreement (together with the Merger Agreement and any other agreement or instrument delivered in connection with the transaction contemplated by this Agreement and the Merger Agreement) constitutes the entire agreement, and supersedes all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings among the parties with respect to the subject matter hereof and thereof.

(b)                Assignment; Successors. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of Law or otherwise, by any party without the prior written consent of the other parties and the Company, and any such assignment without such prior written consent shall be null and void. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and permitted assigns and, in the case of any applicable Rollover Stockholder, his estate, heirs, beneficiaries, personal representatives and executors.

(c)                Amendment; Modification and Waiver. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing signed on behalf of each party hereto and the Company, and otherwise as expressly set forth herein. No failure or delay of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder. Any agreement on the part of a party to any such waiver shall be valid only if set forth in a written instrument executed and delivered by such party and the Company.

(d)                Survival of Representations and Warranties. All representations and warranties of each Rollover Stockholder or of Parent in connection with the transactions contemplated by this Agreement contained herein shall survive the execution and delivery of this Agreement, any investigation at any time made by or on behalf of Parent or any Rollover Stockholder, and the issuance of the Parent Shares.

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(e)                Interpretation. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. When reference is made to an Article or Section, such reference is to an Article or Section of this Agreement unless otherwise indicated. References to sums of money are expressed in lawful currency of the U.S. and “$” refers to U.S. dollars. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto, unless otherwise defined therein. The words “hereof”, “herein” and “hereunder” and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement. For purposes of this Agreement, “beneficially owns,” “beneficial owner” or “beneficial ownership” with respect to any securities means having “beneficial ownership” of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act).

(f)                 Statutory Provisions. All references to statutes, statutory provisions, enactments, directives or regulations shall include references to any consolidation, reenactment, modification or replacement of the same, any statute, statutory provision, enactment, directive or regulation of which it is a consolidation, re-enactment, modification or replacement and any subordinate legislation in force under any of the same from time to time.

(g)                Recitals and Schedules. References to this Agreement include the recitals and schedules which form part of this Agreement for all purposes. References in this Agreement to the parties are references respectively to the parties and their legal personal representatives, successors and permitted assigns.

(h)                Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) upon confirmation of receipt after transmittal by facsimile or email (to such number or address specified below or another number or numbers or address or addresses as such Person may subsequently specify by proper notice under this Agreement), with a confirmatory copy to be sent by overnight courier, and (iii) on the next Business Day when sent by national overnight courier, in each case to the respective parties and accompanied by a copy sent by email (which copy shall not constitute notice). All notices hereunder shall be delivered to the addresses set forth below or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

(A)              If to Parent:

Faith Dawn Limited

No. 9 Dalian North Road, Haping Road Centralized Industrial Park, Harbin Development Zone, Heilongjiang Province, P. R. China

Email: chinaxd@chinaxd.net

with copies to (which shall not constitute notice):

Ke Geng, Esq.

Nima Amini, Esq.

O’Melveny & Myers LLP

Yin Tai Center, Office Tower, 37th Floor

No. 2 Jianguomenwai Ave

Chao Yang District

Beijing, 100022

People’s Republic of China

Facsimile: +86-10-6563-4201

Email: kgeng@omm.com; namini@omm.com

(B)              If to any Rollover Stockholder:

Jie Han

No. 9 Dalian North Road, Haping Road Centralized Industrial Park, Harbin Development Zone, Heilongjiang Province, P. R. China

Email: chinaxd@chinaxd.net

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with copies to (which shall not constitute notice):

Ke Geng, Esq.

Nima Amini, Esq.

O’Melveny & Myers LLP

Yin Tai Center, Office Tower, 37th Floor

No. 2 Jianguomenwai Ave

Chao Yang District

Beijing, 100022

People’s Republic of China

Facsimile: +86-10-6563-4201

Email: kgeng@omm.com; namini@omm.com

(i)                 Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

(j)                 Remedies; Enforcement.

(i) The parties hereto agree that this Agreement shall be enforceable by all available remedies at Law or in equity.

(ii) Each Rollover Stockholder further acknowledges and agrees that monetary damages would not be an adequate remedy in the event that any covenant or agreement of such Rollover Stockholders in this Agreement is not performed in accordance with its terms, and therefore agree that, in addition to and without limiting any other remedy or right available to Parent or its Affiliates, Parent and its Affiliates will have the right to an injunction, temporary restraining order or other equitable relief in any arbitral body or court of competent jurisdiction enjoining any such breach and enforcing specifically the terms and provisions hereof. Each Rollover Stockholder agrees not to oppose the granting of such relief in the event an arbitral body or a court determines that such a breach has occurred, and to waive any requirement for the securing or posting of any bond in connection with such remedy. All rights, powers, and remedies provided under this Agreement or otherwise available in respect hereof at Law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by Parent or its Affiliates shall not preclude the simultaneous or later exercise of any other such right, power or remedy by Parent or its Affiliates. Notwithstanding anything contrary in the foregoing, under no circumstances will Parent be entitled to both the monetary damages under Section 12(j)(i) and specific performance under this Section 12(j)(ii).

(k)                Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties and their respective successors and permitted assigns any legal or equitable right, benefit or remedy of any nature under or by reason of this Agreement, provided, however, that the Company is an express third-party beneficiary of this Agreement and shall be entitled to specific performance of the terms hereof, including an injunction or injunctions to prevent breaches of this Agreement by the parties hereto, in addition to any other remedy at Law or equity.

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(l)                 Governing Law; Jurisdiction; Venue. This Agreement shall be governed by and construed in accordance with the Laws of the State of Nevada without giving effect to its principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of the Laws of another jurisdiction. EACH OF THE PARTIES IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURT OF CHANCERY OF THE STATE OF NEVADA LOCATED IN CLARK COUNTY, NEVADA (AND ANY STATE APPELLATE COURT THEREFROM WITHIN THE STATE OF NEVADA) FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY (OR, IF THE COURT OF THE STATE OF NEVADA LOCATED IN CLARK COUNTY, NEVADA DECLINES TO ACCEPT JURISDICTION OVER A PARTICULAR MATTER, ANY STATE OR FEDERAL COURT WITHIN THE STATE OF NEVADA). EACH OF THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS LETTER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN THE COURT OF THE STATE OF NEVADA LOCATED IN CLARK COUNTY, NEVADA AND WAIVES ANY CLAIM THAT SUCH SUIT OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY AGREES THAT LIABILITY OF THE SPONSOR ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY SHALL BE DETERMINED SOLELY BY A FINAL AND UNAPPEALABLE JUDGMENT IN ANY ACTION OR PROCEEDING (OR A SETTLEMENT TANTAMOUNT THERETO) AND ANY SUCH FINAL AND UNAPPEALABLE JUDGMENT SHALL BE CONCLUSIVE AND MAY BE ENFORCED BY SUIT ON THE JUDGMENT IN ANY JURISDICTION WITHIN OR OUTSIDE THE UNITED STATES OR IN ANY OTHER MANNER PROVIDED IN LAW OR IN EQUITY.

(m)              Waiver of Jury Trial. Each of the parties hereto hereby irrevocably waives to the fullest extent permitted by applicable Law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement or the Transactions. Each of the parties hereto (i) certifies that no Representative of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other parties hereto have been induced to enter into this Agreement and the Transactions, as applicable, by, among other things, the mutual waivers and certifications in this Section 12(m).

(n)                Expenses. Other than otherwise provided for in this Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses.

(o)                Counterparts. This Agreement may be executed in two or more counterparts (including by facsimile transmission or pdf), all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

[Signature page follows]

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IN WITNESS WHEREOF, Parent and the Rollover Stockholders have caused to be executed or executed this Agreement as of the date first written above.

FAITH DAWN LIMITED By: /s/ Jie Han Name: Jie Han Title: Director JIE HAN By: /s/ Jie Han XD. Engineering Plastics Company Limited By: /s/ Jie Han Name: Jie Han Title: Director

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Schedule A

(A) Rollover Stockholder Name	(B) Number of Rollover Shares	(C) Other Securities (Type/Number)	(D) Number of Parent Shares and % Beneficial Ownership of Parent
JIE HAN	• 27,104,266 Common Shares	N/A	70.89%
XD. Engineering Plastics Company Limited	• 5,960,788 Common Shares • 1,000,000 Series B Preferred Shares	N/A	18.21%

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